'33 Act File No. 333-106908
'40 Act File No. 811-21398

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-6

REGISTRATION UNDER THE SECURITIES ACT OF 1933	☑
Pre-effective Amendment No. __	☐
Post-effective Amendment No. 6	☑

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑
Amendment No. 6	☑

(Check appropriate box or boxes.)

NATIONWIDE VLI SEPARATE ACCOUNT-6
(Exact Name of Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Name of Depositor)

One Nationwide Plaza
Columbus, Ohio 43215
(Address of Depositor’s Principal Executive Offices) (Zip Code)

Depositor’s Telephone Number, including Area Code: (614) 249-7111

Thomas E. Barnes, VP and SecretaryOne Nationwide Plaza
Columbus, Ohio 43215-2220
(Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:  July 13, 2006

It is proposed that this filing will become effective (check appropriate box)
☐ Immediately upon filing pursuant to paragraph (b)
☑ On July 13, 2006 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(1)
☐ On (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:
☐ This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Nationwide Life Insurance Company
Supplement Dated July 13, 2006 to Prospectus Dated May 1, 2006 for

The Best of America Next Generation FPVUL	Nationwide VLI Separate Account - 4
Waddell & Reed Advisors Select Life	Nationwide VLI Separate Account - 5
Waddell & Reed Advisors Select Life II	Nationwide VLI Separate Account - 5
America’s marketFLEX VUL	Nationwide VLI Separate Account - 6
The Best of America Next Generation FPVUL II	Nationwide VLI Separate Account - 7

This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.

The following replaces information regarding the maximum charge for the Premium Waiver Rider contained in the fee table of your prospectus. The maximum possible charge per $1,000 is increased from $105 to $315 for policies issued on or after July 13, 2006.

Periodic Charges Other Than Mutual Fund Operating Expenses for Riders
Rider Charge	When Rider Charge is Deducted	Amount Deducted from Cash Value
Premium Waiver Rider Charge[1]	Monthly	Maximum: $315[2] per $1,000 of Premium Waiver Benefit, taken proportionally from the Sub-Accounts, the Fixed Account, and the Long Term Fixed Account	Minimum: $42 per $1,000 of Premium Waiver Benefit, taken proportionally from the Sub-Accounts, the Fixed Account, and the Long Term Fixed Account
Representative: an age 35 male non-tobacco preferred	Monthly	$42 per $1,000 of Premium Waiver Benefit, taken proportionally from the Sub-Accounts, the Fixed Account, and the Long Term Fixed Account
______________________________
1 The Premium Waiver Rider Charge varies by policy based on the premium waiver benefit elected. The Maximum and Minimum charges shown in the table assume monthly Premium payments of $1,000.
2 For policies issued before July 13, 2006, the maximum charge for this Rider is $105.

Flexible Premium Variable Universal Life Insurance Policies
Issued By
Nationwide Life Insurance Company
Through
Nationwide VLI Separate Account-6

The Date Of This Prospectus Is May 1, 2006

PLEASE KEEP THIS PROSPECTUS FOR FUTURE REFERENCE.

Variable life insurance is complex, and this prospectus is designed to help you become as fully informed as possible in making your decision to purchase or not to purchase the variable life insurance policy it describes. Prior to your purchase, we encourage you to take the time you need to understand the policy, its potential benefits and risks, and how it might or might not benefit you. In consultation with your financial adviser, you should use this prospectus to compare the benefits and risks of this policy versus those of other life insurance policies and alternative investment instruments.

Please read this entire prospectus and consult with a trusted financial adviser. If you have policy specific questions or need additional information, contact us. Also, contact us for free copies of the prospectuses for the mutual funds available under the policy.

Telephone:	1-800-547-7548
TDD:	1-800-238-3035
Internet:	www.nationwidefinancial.com
U.S. Mail:	Nationwide Life Insurance Company
5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522

Please understand that the POLICY TERMS will govern the way the policy works and all rights and obligations.

These securities have not been approved or disapproved by the SEC nor has the SEC passed upon the accuracy or adequacy of the prospectus. Any representation to the contrary is a criminal offense.

This policy is NOT: FDIC or NCUSIF insured; a bank deposit; available in every state; or insured or endorsed by a bank or any federal government agency.
This policy MAY decrease in value to the point of being valueless.

THIS PROSPECTUS IS NOT AN OFFERING IN ANY JURISDICTION WHERE SUCH OFFERING MAY NOT LAWFULLY BE MADE.

The purpose of this policy is to provide life insurance protection for the beneficiary you name. If your primary need is not life insurance protection, then purchasing this policy may not be in your best interests. We make no claim that the policy is in any way similar or comparable to a systematic investment plan of a mutual fund.

In thinking about buying this policy to replace existing life insurance, please carefully consider its advantages versus those of the policy you intend to replace, as well as any replacement costs. As always, consult your financial adviser.

Not all terms, conditions, benefits, programs, features and investment options are available or approved for use in every state.

Table of Contents	Page
In Summary: Policy Benefits	1
In Summary: Policy Risks	2
In Summary: Variable Universal Life Insurance And The Policy	3
In Summary: Fee Tables	5
Policy Investment Options	11
Variable Investment Options
Allocation of Net Premium and Cash Value
Valuation of Accumulation Units
How Sub-Account Investment Experience is Determined
Cash Value
Transfers	14
Sub-Account Portfolio Transfers
Modes to Make a Transfer
The Policy	15
Policy Owner
The Beneficiaries
To Purchase
Coverage
Coverage Effective Date
Temporary Insurance Coverage
To Cancel (Examination Right)
To Change Coverage
To Exchange
To Terminate (Surrender)
To Assign
Proceeds Upon Maturity
Reminders, Reports And Illustrations
Errors Or Misstatements
Incontestability
If We Modify The Policy
Riders	19
Adjusted Sales Load Life Insurance Rider
Children's Insurance Rider
Long-term Care Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Change Of Insured Rider
Additional (insurance) Protection Rider
Deduction (of fees and expenses) Waiver Rider
Policy Guard Rider
Premium	22
Initial Premium
Subsequent Premiums

Table of Contents (continued)	Page
Charges	23
Sales Load
Premium Taxes
Short-Term Trading Fees
Surrender Charges
Partial Surrender Fee
Cost Of Insurance
Mortality And Expense Risk
Administrative
Policy Loan Interest
Adjusted Sales Load Life Insurance Rider
Children's Insurance Rider
Long-term Care Rider
Spouse Life Insurance Rider
Accidental Death Benefit Rider
Premium Waiver Rider
Additional (insurance) Protection Rider
Deduction (of fees and expenses) Waiver Rider
Policy Guard Rider
A Note On Charges
The Death Benefit	28
Calculation Of The Death Benefit Proceeds
Death Benefit Options
The Minimum Required Death Benefit
Changes In The Death Benefit Option
Suicide
Surrenders	30
Full Surrender
Partial Surrender
Reduction Of Specified Amount On A Partial Surrender
The Payout Options	30
Interest Income
Income For A Fixed Period
Life Income With Payments Guaranteed
Fixed Income For Varying Periods
Joint And Survivor Life
Alternate Life Income
Policy Loans	31
Loan Amount And Interest
Collateral And Interest
Repayment
Net Effect Of Policy Loans
Lapse	32
Guaranteed Policy Continuation Provision
Grace Period
Reinstatement

Table of Contents (continued)	Page
Taxes	33
Types Of Taxes Of Which To Be Aware
Buying The Policy
Investment Gain In The Policy
Periodic Withdrawals, Non-Periodic Withdrawals And Loans
Surrender Of The Policy
Withholding
Exchanging The Policy For Another Life Insurance Policy
Taxation Of Death Benefits
Terminal Illness
Special Considerations For Corporations
Taxes And The Value Of Your Policy
Non-Resident Aliens and Other Persons Who are not Citizens of the United States
Tax Changes
Nationwide Life Insurance Company	38
Nationwide VLI Separate Account-6	38
Organization, Registration And Operation
Addition, Deletion, Or Substitution Of Mutual Funds
Voting Rights
Legal Proceedings	39
Nationwide Life Insurance Company
Nationwide Investment Services Corporation
Financial Statements	41
Appendix A: Available Sub-Accounts	42
Appendix B: Definitions	52

In Summary: Policy Benefits

Appendix B defines certain words and phrases we use in this prospectus.

Death Benefit

The primary benefit of your policy is life insurance coverage. While the policy is In Force, we will pay the Proceeds to your beneficiary when the Insured dies.

Your Choice Of Death Benefit Options

✓ Option One is the greater of the Specified Amount or the minimum required Death Benefit under federal tax law.

✓ Option Two is the greater of the Specified Amount plus the Cash Value or the minimum required Death Benefit under federal tax law.

✓ Option Three is the greater of the Specified Amount plus accumulated Premium payments (less any partial surrenders) or the minimum required Death Benefit under federal tax law.

For more information, see "The Death Benefit," beginning on page 28.

Your Or Your Beneficiary's Choice Of Policy Proceeds

You or your beneficiary may choose to receive the Policy Proceeds in a lump sum, or there are a variety of options that will pay out over time. For more information, see "The Payout Options," beginning on page 30.

Coverage Flexibility

Subject to conditions, you may choose to:

✓ Change the Death Benefit option;

✓ Increase or decrease the Specified Amount;

✓ Change your beneficiaries; and

✓ Change who owns the policy.

For more information, see: "Changes In The Death Benefit Option," beginning on page 29; "To Change Coverage," beginning on page 17; "The Beneficiaries," beginning on page 16; and "Proceeds Upon Maturity," beginning on page 17.

Continuation Of Coverage Is Guaranteed

During the guaranteed policy continuation period, your policy will remain In Force so long as you pay the Policy Continuation Premium Amount. For more information, see "Guaranteed Policy Continuation Provision," beginning on page 32.

Access To Cash Value

Subject to conditions, you may choose to borrow against, or withdraw, the Cash Value of your policy:

✓ Take a policy loan of an amount no greater than 90% of the Sub-Account portfolios less any surrender charges. The minimum amount is $1. For more information, see "Policy Loans," beginning on page 31.

✓ Take a partial surrender. The minimum amount is $1. For more information, see "Partial Surrender," beginning on page 30.

✓ Surrender the policy at any time while the Insured is alive. The Cash Surrender Value will be the Cash Values of the Sub-Account portfolios, less any policy loans and surrender charges. You may choose to receive the Cash Surrender Value in a lump sum, or you will have available the same payout options as if it constituted a Death Benefit. For more information, see "Full Surrender," beginning on page 30 and "The Payout Options," beginning on page 30.

Premium Flexibility

While we would like you to select a premium payment plan, you will not be required to make your Premium payments accordingly. Within limits, you may vary the frequency and amount, and you might even be able to skip a Premium payment. For more information, see "Premium," beginning on page 22.

Investment Options

You may choose to allocate your Premiums after charges among the variable investment options. The variable investment options constitute the limitedly available mutual funds, and we have divided Nationwide VLI Separate Account-6 into an equal number of Sub-Account portfolios, identified in the "Available Sub-Accounts" section, to account for your allocations.

Your Investment Experience will depend on the market performance of the Sub-Account portfolios you have chosen. For more information, see "Available Sub-Accounts," beginning on page 42 and "Policy Investment Options," beginning on page 11.

Transfers Among Investment Options

The policies are designed to support active trading strategies. A policy owner who does not intend to use an active trading strategy should consult with his/her registered representative and request information on other Nationwide policies. For more information, see "Sub-Account Portfolio Transfers," beginning on page 14 and "Modes To Make A Transfer," beginning on page 15.

Taxes

Unless you make a withdrawal, generally, you will not be taxed on any earnings. This is known as tax deferral. For more information, see "The Minimum Required Death Benefit," beginning on page 29. Also, your beneficiary generally will not have to include the Proceeds as taxable income. For more information, see "Taxes," beginning on page 33. Unlike other variable insurance products offered by Nationwide, these Flexible Premium Variable Universal Life Insurance Policies do not require distributions to be made before the death of the insured.

Assignment

You may assign the policy as collateral for a loan or another obligation while the Insured is alive. For more information, see "To Assign," beginning on page 17.

Examination Right

For a limited time, you may cancel the policy, and you will receive a refund. For more information, see "To Cancel (Examination Right)," beginning on page 16.

Riders

You may purchase any of the available Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously) to suit your needs. Availability will vary by state, and there may be an additional charge.

✓ Adjusted Sales Load Life Insurance Rider

✓ Children’s Insurance Rider

✓ Long-term Care Rider

✓ Spouse Life Insurance Rider

✓ Accidental Death Benefit Rider

✓ Premium Waiver Rider

✓ Change Of Insured Rider (There is no charge for this Rider.)

✓ Additional (insurance) Protection Rider

✓ Deduction (of fees and expenses) Waiver Rider

✓ Policy Guard Rider

For more information, see "Riders," beginning on page 19.

In Summary: Policy Risks

Improper Use

Variable universal life insurance is not suitable as an investment vehicle for short-term savings. It is designed for long-term financial planning. You should not purchase the policy if you expect that you will need to access its Cash Value in the near future because substantial surrender charges will apply in the first several years from the Policy Date.

Unfavorable Investment Experience

The variable investment options to which you have chosen to allocate Net Premium may not generate a sufficient, let alone a positive, return, especially after the deductions for policy and Sub-Account portfolio charges. Besides Premium payments, Investment Experience will impact the Cash Value, and poor Investment Experience (in conjunction with your flexibility to make changes to the policy and deviate from your chosen premium payment plan) could cause the Cash Value of your policy to decrease, resulting in a Lapse of insurance coverage, sooner than might have been foreseen, and, potentially, even cause the policy to terminate without value.

Effect Of Partial Surrenders And Policy Loans On Investment Returns

Partial surrenders or policy loans may accelerate a Lapse because the amount of either or both will no longer be available to generate any investment return. A partial surrender will proportionately reduce the amount of Cash Value allocated among the Sub-Account portfolios you have chosen. As collateral for a policy loan, we will transfer an equal amount of Cash Value to the policy loan account, which will also reduce the Cash Value allocated among your chosen investment options. Thus, the remainder of your policy's Cash Value is all that would be available to generate enough of an investment return to cover policy and Sub-Account portfolio charges and keep the policy In Force, at least until you repay the policy loan or make another Premium payment. There will always be a Grace Period, and the opportunity to reinstate insurance coverage. Under certain circumstances, however, the policy could terminate without value, and insurance coverage would cease.

Reduction Of The Death Benefit

A partial surrender could, and a policy loan would, decrease the policy’s Death Benefit, depending on how the Death Benefit relates to the policy’s Cash Value.

Adverse Tax Consequences

Existing federal tax laws that benefit this policy may change at any time. These changes could alter the favorable federal income tax treatment the policy enjoys, such as the deferral of taxation on the gains in the policy's Cash Value and the exclusion from taxable income of the Proceeds we pay to the policy's beneficiaries. Also, not all policies are afforded the same tax treatment. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 34. For example, distributions from the policy may be taxed differently. Special rules will apply for a policy that is considered a "modified endowment contract," including that a 10% penalty tax may be imposed on distributions, including any policy loan. In addition, there are federal estate and gift taxes, and state and local taxes, with which you should be familiar. You should consult a qualified tax advisor on all tax matters involving your policy.

Sub-Account Portfolio Limitations

The Rydex Variable Trust expects that you may make frequent transfers among the Sub-Accounts holding its shares. The other underlying funds expect that you will not make these frequent transfers, and for these Sub-Accounts, frequent trading may dilute the value of your Accumulation Units, cause the Sub-Account to incur higher transaction costs, and interfere with the pursuit of stated investment objectives. For the affected Sub-Accounts, this disruption may result in lower Investment Experience and Cash Value. These Sub-Accounts may assess a short-term trading fee in order to minimize disruptive transfers. For more information, see "Sub-Account Portfolio Transfers," beginning on page 14, "Modes To Make A Transfer," beginning on page 15 and "Short-Term Trading Fees," beginning on page 23. While we expect these fees to reduce the adverse effect of disruptive transfers, we cannot assure you that we have eliminated these risks.

Sub-Account Portfolio Investment Risk

A comprehensive discussion of the risks of the mutual funds held by each Sub-Account portfolio may be found in that mutual fund’s prospectus. You should read the mutual fund’s prospectus carefully before investing.

In Summary: Variable Universal Life Insurance And The Policy

Variable Universal Life Insurance, in general, may be important to you in two ways.

✓ It will provide economic protection to a beneficiary.

✓ It may build Cash Value.

Why would you want to purchase this type of life insurance? How will you allocate the Net Premium among the variable investment options? Your reasons and decisions will affect the insurance and Cash Value aspects.

While variable universal life insurance is designed primarily to provide life insurance protection, the Cash Value of a policy will be important to you in that it may impair (with poor investment results) or enhance (with favorable investment results) your ability to pay the costs of keeping the insurance In Force.

Apart from the life insurance protection features, you will have an interest in maximizing the value of the policy as a financial asset.

It is similar to, but also different from universal life insurance.

✓ You will pay Premiums for life insurance coverage on the Insured.

✓ The policy will provide for the accumulation of a Cash Surrender Value if you were to surrender it at any time while the Insured is alive.

✓ The Cash Surrender Value could be substantially lower than the Premiums you have paid.

What makes the policy different than universal life insurance is your opportunity to allocate Premiums after charges to the Sub-Account portfolios you have chosen. Also, that its Cash Value will vary depending on the market performance of the Sub-Account portfolios, and you will bear this risk.

From the time we issue the policy through the Insured’s death, here is a basic overview. (But please read the remainder of this prospectus for the details.)

✓ At issue, the policy will require a minimum initial Premium payment.

Among other considerations, this amount will be based on: the Insured’s age and sex; the underwriting class; any substandard ratings; the Specified Amount; the Death Benefit option; and the choice of any Riders.

✓ At the time of a Premium payment, we will deduct some charges. We call these charges transaction fees.

✓ You will then be able to allocate the Premium net of transaction fees, or Net Premium, among the variable investment options.

✓ From the policy’s Cash Value, on a periodic basis, we will deduct other charges to help cover the mortality risks we assumed, and the sales and administrative costs.

✓ You may be able to vary the timing and amount of Premium payments.

So long as there is enough Cash Surrender Value to cover the policy's periodic charges as they come due, the policy will remain In Force.

✓ After the first year from the Policy Date, you may request to increase or decrease the policy’s Specified Amount.

This flexibility will allow you to adjust the policy to meet your changing needs and circumstances, subject to: additional underwriting (for us to evaluate an increase of risk); confirmation that the policy’s tax status is not jeopardized; and confirmation that the minimum and maximum insurance amounts remain met.

✓ The policy will pay a Death Benefit to the beneficiary. You have a choice of one of three Death Benefit options.

As your insurance needs change, you may be able to change Death Benefit options, rather than buying a new policy, or terminating this policy.

✓ Prior to the Insured’s death, you may withdraw all, or a portion of the policy’s Cash Surrender Value. Or you may borrow against the Cash Surrender Value.

Withdrawals and policy loans are subject to restrictions, may reduce the Death Benefit and increase the likelihood of the policy Lapsing. There also could be adverse tax consequences.

In Summary: Fee Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the policy. The first table describes the fees and expenses that you will pay at the time that you buy or surrender the policy.

For more information, see "Charges," beginning on page 23.

Transaction Fees
Charge	When Charge Is Deducted	Amount Deducted
Sales Load	Upon Making A Premium Payment	Maximum Guaranteed	Currently
		$25	$5
		Per $1,000 Of Premium Payment
Premium Taxes (1)	Upon Making A Premium Payment	$35 Per $1,000 Of Premium Payment
Short-Term Trading Fee (2)	Upon transfer of sub-account value out of a sub-account within 60 days after allocation to that sub-account	1% of the amount transferred from the sub-account within 60 days of allocation to that sub-account
Surrender Charges (3), (4), (5) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Upon Full Surrender	Maximum (6)	Minimum (7)
		$25,590	$2,337
		Representative (8)
		$3,408
		Proportionately From The Policy’s Cash Value
Illustration Charge (9)	Upon Requesting An Illustration	Maximum Guaranteed	Currently
		$25	$0
Partial Surrender Fee (10)	Upon A Partial Surrender	Maximum Guaranteed	Currently
		$25	$0
		From The Policy's Available Cash Value (11)
_______________________________________

(1)	We deduct one charge composed of the sales load and premium taxes. On the Policy Data Page, we call the combined charge a Premium Load.

(2)
Short-term trading fees are only assessed in connection with Sub-Accounts that correspond to an underlying mutual fund that assesses a short-term trading fee. See "Total Annual Sub-Account Portfolio Operating Expenses" for a list of mutual funds that assess a short-term trading fee. For more information about transactions subject to short-term trading fees, see "Short-Term Trading Fees," beginning on page 23.

(3)
This charge is comprised of two components. There is an underwriting component, which is based on the Insured's age (when the policy was issued). There is also a sales expense component, which is based on and varies by the Insured's sex, age (when the policy was issued) and underwriting class. The amount of the charge we would deduct begins to decrease each year after the second from the Policy Date. For example, by the ninth year, the amount is 30% of the surrender charge, and, thereafter, there is no charge for a full surrender. A surrender charge will apply if you surrender or lapse the policy, or if you request to decrease the Specified Amount. We will calculate a separate surrender charge based on the Specified Amount, and each increase in the Specified Amount, which, when added together, will amount to your surrender charge. For more information, see "Surrender Charges," beginning on page 24.

(4)
To be able to present dollar amounts of this charge here, for a full surrender occurring in the first year from the Policy Date, we assume an aggregate first year Premium in excess of the surrender target premium. The surrender target premium is an assumed Premium payment amount we use in calculating the surrender charge. The surrender charge is based on the lesser of the surrender target premium and the Premiums you pay in the first year from the Policy Date. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); underwriting class and the Specified Amount (and any increases).

     (5)    Ask for an illustration, or see the Policy Data Page for more information on your cost.

(6)
The amount is based on a male who is age 80 or older and uses tobacco (representing our greatest underwriting risk). We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

(7)
The amount is based on a female who is age 0. We assume a policy with a Specified Amount of $500,000 and Death Benefit Option One. The stated surrender charge is for a surrender occurring in the first year from the Policy Date.

     (8)     This amount may not be representative of your cost.

     (9)     If we begin to charge for illustrations, you will be expected to pay the charge in cash directly to us at the time of your request. This charge will not be deducted from the policy's
             Cash Value.

    (10)   You may request a partial surrender at any time while the policy is In Force and we may charge a partial surrender fee.

(11)	Besides this charge, remember that the Cash Value available for a partial surrender is subject to any outstanding policy loans.

The next table describes the fees and expenses that you will pay periodically during the time that you own the policy, not including Sub-Account portfolio operating expenses.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses
Charge	When Charge Is Deducted	Amount Deducted From Cash Values
Cost Of Insurance (12), (13) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative (14)
$0.04	$83.33	$0.14
Per $1,000 Of Net Amount At Risk - Proportionately From Your Chosen Variable Investment Options
Mortality And Expense Risk	Monthly	Maximum Guaranteed
$0.50 Per $1,000 Of variable Cash Value (15)
Proportionately From Your Chosen Variable Investment Options
Administrative	Monthly	Maximum Guaranteed	Currently
$10	$10 (16)
Proportionately From Your Chosen Variable Investment Options
Policy Loan Interest (17), (18), (19)	Annually	Maximum Guaranteed	Currently
$39	$39
Per $1,000 Of An Outstanding Policy Loan

_______________________________________

(12)
This charge varies by: the Insured's sex; age; underwriting class; any substandard ratings; the year from the Policy Date and the Specified Amount. Cost of Insurance charges are taken from the policy's Cash Value at the beginning of the month starting with the Policy Date and we will not pro rate the monthly fee should the Policy terminate before the beginning of the next month.

(13)	Ask for an illustration, or see the Policy Data Page for more information on your cost.

(14)	This amount may not be representative of your cost.

(15) This charge is $0.50 per $1,000 on the first $25,000 of Cash Value. During the first through fifteenth years from the Policy Date, this charge is $0.25 per $1,000 on $25,001 up to $250,000 of Cash Value; otherwise, this charge is $0.17 per $1,000 of Cash Value thereafter.

(16)
During the first year from the Policy Date, the monthly maximum guaranteed amount is $10, and the monthly current amount is $10. Thereafter, the monthly maximum guaranteed amount is $7.50, and the monthly current amount is $5.

(17) On the amount of an outstanding loan, we not only charge, but also credit, interest, so there is a net cost to you. Also, there are ordinary and preferred loans on which interest rates vary. For more information, see "Policy Loans," beginning on page 31.

(18) We charge 3.9% interest per annum on the outstanding balance, which accrues daily and becomes due and payable at the end of the year from the Policy Date, or we add it to your loan. Meanwhile, we credit interest daily, too, on the portion of your policy's Cash Value corresponding to, and serving as collateral or security to ensure repayment of, the loan. During years one through ten, it is 3.0% and 3.9% per annum currently for ordinary and preferred loans, respectively (guaranteed 3.0% minimally), and, thereafter, 3.9% per annum currently (guaranteed 3.65% minimally).

(19) Your net cost for an ordinary loan during years one through ten from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net cost of zero) for an ordinary loan currently. There is no cost (a net cost of zero) for a preferred loan currently. For more information, see "Collateral And Interest," beginning on page 32.

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge (20)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Adjusted Sales Load Life Insurance Rider	Monthly	$0.14
		Per $1,000 Of Premium And 1% Of Premium Load- Proportionately From Your Chosen Variable Investment Options
Children’s Insurance Rider	Monthly	$0.43 Per $1,000 Of Rider Specified Amount - Proportionately From Your Chosen Variable Investment Options
Long-term Care Rider (21) Representative - For An Age 35 Male Non-tobacco Preferred With A Long-term Care Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$0.02	$28.65	$0.02
		Per $1,000 Of Rider Net Amount At Risk - Proportionately From Your Chosen Variable Investment Options
Spouse Life Insurance Rider (22) Representative Spouse - For An Age 35 Female Non-tobacco With A Spousal Life Specified Amount Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.10	$10.23	$0.11
		Per $1,000 Of Spousal Death Benefit - Proportionately From Your Chosen Variable Investment Options
Accidental Death Benefit Rider (23) Representative - For An Age 35 Male Non-tobacco Preferred With An Accidental Death Benefit Of $100,000	Monthly	Minimum	Maximum	Representative
		$0.05	$0.75	$0.06
		Per $1,000 Of Accidental Death Benefit - Proportionately From Your Chosen Variable Investment Options

Periodic Charges Other Than Sub-Account Portfolio Operating Expenses For Riders
Optional Charge (20)	When Optional Charge Is Deducted	Amount Deducted From Cash Value
Premium Waiver Rider (24), (25) Representative - For An Age 35 Male Non-tobacco Preferred	Monthly	Minimum	Maximum	Representative
		$42	$105	$42
		Per $1,000 Of Premium Waiver Benefit - Proportionately From Your Chosen Variable Investment Options
Additional Protection Rider (26) Representative - For An Age 35 Male Non-tobacco Preferred With Additional Death Benefit Of $250,000	Monthly	Minimum	Maximum	Representative
		$0.01	$83.33	$0.04
		Per $1,000 Of Rider Net Amount at Risk - Proportionately From Your Chosen Variable Investment Options
Deduction Waiver Rider (27) Representative - For An Age 35 Male Non-tobacco Preferred With A Specified Amount Of $500,000 And Death Benefit Option One	Monthly	Minimum	Maximum	Representative
		$85	$850	$85
		Per $1,000 Of Deduction Waiver Benefit - Proportionately From Your Chosen Variable Investment Options
Policy Guard Rider (28) Representative - The Insured Is Attained Age 85 With a Cash Value of $500,000 and Indebtedness of $480,000	Upon Invoking The Rider	Minimum	Maximum	Representative
		$1.50	$42.50	$32.00
		Deducted From Each $1,000 Of The Policy’s Cash Value

_______________________________________
(20)
You may elect any of these Riders (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously). There is also a Change of Insured Rider you may elect for no charge. The continuation of a Rider is contingent on the policy being In Force. The amounts presented here may not be representative of your cost. Ask for an illustration, or see the Policy Data Page, for more information on your cost.

(21)	This charge varies by: the Insured’s sex; age; underwriting class; any substandard ratings; and the Specified Amount.

(22)	This charge varies by: the spouse’s sex; age; underwriting class; any substandard ratings; and the Specified Amount.

(23) This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

(24) To be able to present dollar amounts of this charge here, we assume monthly Premium payments of $1,000, the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

(25)	This charge varies by: the Insured's sex; and Attained Age.

(26)
This charge varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings and the Specified Amount of the policy. The monthly charge is a product of the Rider’s monthly cost of insurance rate and the Rider Death Benefit.

(27)
To be able to present dollar amounts of this charge here, we assume total monthly periodic charges of $1,000 (not including this Rider's cost, and any loan amount interest (which are meant to be excluded)), the waiver of which would occur in the event of the Insured's total disability for six consecutive months.

(28)
You may invoke this Rider only when certain conditions are met that include: 1) the Insured attains age 75; 2) the policy has been In Force 15 years from the Policy Date; 3) the policy's Cash Value is at least $100,000; 4) the policy qualifies as life insurance using the guideline premium/cash value corridor tax test; and 5) the entire cost basis for tax purposes has been withdrawn from the policy. For more information, see "Policy Guard Rider," beginning on page 21. The level of Indebtedness as a percentage of Cash Value that will allow you to invoke the Rider will vary with the attained age of the Insured. Generally, the higher the Insured's attained age, the higher the level of Indebtedness must be to invoke the Rider.

The next item shows the minimum and maximum total operating expenses, as of December 31, 2005, charged by the Sub-Account portfolios that you may pay periodically during the time that you own the policy. The table does not reflect Short-Term Trading Fees. More detail concerning each Sub-Account portfolio’s fees and expenses is contained in the prospectus for the mutual fund that corresponds to the Sub-Account portfolio. Please contact us, at the telephone numbers or address on the cover page of this prospectus, for free copies of the prospectuses for the mutual funds available under the policy.

Total Annual Sub-Account Portfolio Operating Expenses
Total Annual Sub-Account Portfolio Operating Expenses	Maximum	Minimum
(expenses that are deducted from the Sub-Account portfolio assets, including management fees, distribution (12b-1) fees, and other expenses)	5.11%	0.70%

The following mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to that Sub-Account (see "Short-Term Trading Fees"):

American Century Variable Portfolios, Inc.
•	American Century VP Income & Growth Fund: Class III
•	American Century VP Ultra Fund: Class III
•	American Century VP Value Fund: Class III

Fidelity Variable Insurance Products Fund
•	VIP Equity-Income Portfolio: Service Class 2R
•	VIP Growth Portfolio: Service Class 2R

Fidelity Variable Insurance Products Fund II
•	VIP Contrafund® Portfolio: Service Class 2R

Gartmore Variable Insurance Trust
•	Federated GVIT High Income Bond Fund: Class III
•	Gartmore GVIT Government Bond Fund: Class III
•	Gartmore GVIT Investor Destinations Conservative Fund: Class VI
•	Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class VI
•	Gartmore GVIT Investor Destinations Moderate Fund: Class VI
•	Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class VI
•	Gartmore GVIT Investor Destinations Aggressive Fund: Class VI
•	Gartmore GVIT Mid Cap Growth Fund: Class III
•	Gartmore GVIT Nationwide® Fund: Class III
•	GVIT Small Cap Growth Fund: Class III
•	GVIT Small Cap Value Fund: Class III
•	GVIT Small Company Fund: Class III

Policy Investment Options

When you apply for the policy, you choose how your Net Premium will be allocated among the available Sub-Accounts. Depending on the right to examine law of the state in which you live, initial Net Premium designated to be allocated to the Sub-Accounts may not be so allocated immediately upon our receipt. (Any initial Net Premium designated to be allocated to fixed investment options will be so allocated immediately upon receipt.) If you live in a state that requires us to refund the initial Premium upon exercise of the free-look provision, we will hold all of the initial Net Premium designated to be allocated to the Sub-Accounts in the available money market Sub-Account until the free-look period expires. At the expiration of the free-look period, we will transfer the variable account Cash Value to the Sub-Accounts based on the allocation instructions in effect at the time of the transfer. If you live in a state that requires us to refund the Cash Value upon exercise of the free-look provision, we will allocate all of the initial Net Premium to the available money market Sub-Account. On the next valuation period, we will allocate all of Cash Value to the designated Sub-Accounts based on the allocation instructions in effect at that time. For more information, see "To Cancel (Examination Right)," beginning on page 16. When this actually happens depends on the right to examine law of the state in which you live.

Variable Investment Options

The investment options constitute the limitedly available mutual funds, and we have divided the separate account into an equal number of Sub-Account portfolios to account for your allocations. Each Sub-Account portfolio invests in a mutual fund that is registered with the SEC. (This registration does not involve the SEC's supervision of the management or investment practices or policies of these mutual funds.) The "Available Sub-Accounts" section identifies the available mutual funds, by name, investment type and adviser. Your choices at Policy issue will appear on the Policy Data Page.

Each Sub-Account portfolio’s assets are held separately from the assets of the other Sub-Account portfolios, and each Sub-Account portfolio has investment objectives and policies that are different from those of the other Sub-Account portfolios. Thus, each Sub-Account portfolio operates as a separate investment fund, and the income or losses of one Sub-Account portfolio generally have no effect on the Investment Experience of any other Sub-Account portfolio.

The Fixed Account

Certain optional riders available when you purchase the policy described in this prospectus require that Cash Value be allocated to a fixed account or special fixed account. Such allocations will be held in the Fixed Account, which is part of our general account. The Fixed Account is not currently available as a separate investment option with this policy.

The general account is not subject to the same laws as the separate account and the SEC has not reviewed any disclosures in this prospectus relating to the Fixed Account.

The general account contains all of our assets other than those in the separate accounts, including fixed investment options available with other policies or contracts we issue. These assets are subject to general liabilities from our business operations and are used to support our insurance and annuity obligations. We bear the full investment risk for all amounts allocated to the Fixed Account. Investment income you earn on Cash Value allocated to the Fixed Account will be based on varying interest crediting rates that we set at our sole discretion.

We guarantee that the amounts allocated to the Fixed Account will be credited interest daily at a net effective annual interest rate of no less than 3%. Interest crediting rates are set at the beginning of each calendar quarter. We will credit any interest in excess of 3% at our sole discretion.

The Sub-Accounts available through this policy are listed below. For more information about the mutual funds, please refer to “Appendix A: Available Sub-Accounts” and/or the applicable mutual fund’s prospectus.

American Century Variable Portfolios, Inc.
• American Century VP Income & Growth Fund: Class III†
• American Century VP Ultra Fund: Class III†
• American Century VP Value Fund: Class III†*
Fidelity Variable Insurance Products Fund
• VIP Equity-Income Portfolio: Service Class 2R†*
• VIP Growth Portfolio: Service Class 2R†
Fidelity Variable Insurance Products Fund II
• VIP Contrafund® Portfolio: Service Class 2R†
Gartmore Variable Insurance Trust
• Federated GVIT High Income Bond Fund: Class III†
• Gartmore GVIT Government Bond Fund: Class III†
• Gartmore GVIT Investor Destinations Funds: Class VI†

• Gartmore GVIT Investor Destinations Conservative Fund: Class VI†
• Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class VI†
• Gartmore GVIT Investor Destinations Moderate Fund: Class VI†
• Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class VI†
• Gartmore GVIT Investor Destinations Aggressive Fund: Class VI†
• Gartmore GVIT Money Market Fund II
• Gartmore GVIT Nationwide® Fund: Class III†
• GVIT Small Company Fund: Class III†
Rydex Variable Trust
• Absolute Return Strategies Fund
• Banking Fund
• Basic Materials Fund
• Biotechnology Fund
• Commodities Fund
• Consumer Products Fund
• Dynamic Dow Fund (formerly Long Dynamic Dow 30 Fund)
• Dynamic OTC Fund (formerly Velocity 100 Fund)
• Dynamic S&P 500 Fund (formerly Titan 500 Fund)
• Dynamic Strengthening Dollar Fund
• Dynamic Weakening Dollar Fund
• Electronics Fund
• Energy Fund
• Energy Services Fund
• Europe Advantage Fund (formerly Large-Cap Europe Fund)
• Financial Services Fund
• Government Long Bond Advantage Fund (formerly U.S. Government Bond Fund)
• Health Care Fund
• Hedged Equity Fund
• Internet Fund
• Inverse Dynamic Dow Fund (formerly Inverse Dynamic Dow 30 Fund)
• Inverse Government Long Bond Fund (formerly Juno Fund)
• Inverse Mid-Cap Fund
• Inverse OTC Fund (formerly Arktos Fund)
• Inverse Russell 2000 Fund (formerly Inverse Small-Cap Fund)
• Inverse S&P 500 Fund (formerly Ursa Fund)
• Japan Advantage Fund (formerly Large-Cap Japan Fund)
• Large-Cap Growth Fund
• Large-Cap Value Fund
• Leisure Fund
• Mid Cap Advantage (formerly Medius Fund)
• Mid-Cap Growth Fund
• Mid-Cap Value Fund
• Multi-Cap Core Equity
• Nova Fund
• OTC Fund
• Precious Metals Fund
• Real Estate Fund
• Retailing Fund
• Russell 2000 Advantage Fund (formerly Mekros Fund)
• Sector Rotation Fund
• Small-Cap Growth Fund
• Small-Cap Value Fund
• Technology Fund
• Telecommunications Fund
• Transportation Fund
• Utilities Fund

These sub-accounts are only available in policies issued before May 1, 2004.

Gartmore Variable Insurance Trust
• Gartmore GVIT Mid Cap Growth Fund: Class III†
• GVIT Small Cap Growth Fund: Class III†
• GVIT Small Cap Value Fund: Class III†

These sub-accounts are no longer available to receive transfers or new premium payments effective May 1, 2005.

American Century Variable Portfolios, Inc.
• American Century VP Income & Growth Fund: Class II
• American Century VP Ultra Fund: Class II
• American Century VP Value Fund: Class II*
Fidelity Variable Insurance Products Fund
• VIP Equity-Income Portfolio: Service Class 2*
• VIP Growth Portfolio: Service Class 2
Fidelity Variable Insurance Products Fund II
• VIP Contrafund® Portfolio: Service Class 2
Gartmore Variable Insurance Trust
• Gartmore GVIT Government Bond Fund: Class I
• Gartmore GVIT Investor Destinations Funds: Class II
• Gartmore GVIT Investor Destinations Conservative Fund: Class II
• Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class II
• Gartmore GVIT Investor Destinations Moderate Fund: Class II
• Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class II
• Gartmore GVIT Investor Destinations Aggressive Fund: Class II
• Gartmore GVIT Mid Cap Growth Fund: Class I
• Gartmore GVIT Nationwide® Fund: Class II
• GVIT Small Cap Growth Fund: Class II
• GVIT Small Cap Value Fund: Class II
• GVIT Small Company Fund: Class II

†These underlying mutual funds assess a short-term trading fee.
*These underlying mutual funds may invest in lower quality debt securities commonly referred to as junk bonds.

Allocation Of Net Premium And Cash Value

We allocate your Net Premium payments to Sub-Accounts per your instructions. You must specify your Net Premium payments in whole percentages. The sum of allocations must equal 100%.

Valuation of Accumulation Units

We will price Sub-Account Units on any day the New York Stock Exchange (NYSE) is open for business, unless we are closed.

We will not price Sub-Account Units on these recognized holidays

•	New Year's Day

•	Martin Luther King, Jr. Day

•	Presidents’ Day

•	Good Friday

•	Memorial Day

•	Independence Day

•	Labor Day

•	Thanksgiving

•	Christmas

In addition, we will not price Sub-Account Units if:

•	trading on the New York Stock Exchange is restricted;

•	an emergency exists making disposal or valuation of securities held in the separate account impracticable; or

•	the SEC, by order, permits a suspension or postponement for the protection of security holders.

SEC rules and regulations govern when the conditions described above exist. Any transaction you try to effect when we are closed will not happen until the next day the NYSE and we are both open for business.

We must receive transfer requests by 3:00 p.m. Eastern Standard Time for that transfer to be processed in the current Valuation Period. The deadline will be extended to 3:35 p.m. Eastern Standard Time for transactions submitted electronically through our Internet website (www.nationwidefinancial.com). We will not accept any request for transactions between the applicable deadline and the close of the NYSE.

We will process transactions we receive after the close of the NYSE on the next Valuation Period that we are open.

How Sub-Account Investment Experience Is Determined

Though the number of Sub-Account Units will not change as a result of Investment Experience, changes in the net investment factor, as described below, may cause the value of a Sub-Account Unit to increase or decrease from Valuation Period to Valuation Period. Changes in the net investment factor may not be directly proportional to changes in the NAV of the mutual fund shares.

We determine the change in Sub-Account values at the end of a Valuation Period. The Sub-Account Accumulation Unit value for a Valuation Period is determined by multiplying the Sub-Account Unit accumulation value as of the prior Valuation Period by the net investment factor for the Sub-Account for the current Valuation Period.

We determine the net investment factor for any Valuation Period by dividing (a) by (b) where:

(a) is the sum of:

• the NAV per share of the mutual fund held in the Sub-Account as of the end of the current Valuation Period; and

• the per share amount of any dividend or income distributions made by the mutual fund (if the date of the dividend or income distribution occurs during the current Valuation Period); plus or minus

• a per share charge or credit for any taxes reserved for as a result of the Sub-Account's investment operations.

(b) is the NAV per share of the mutual fund determined as of the end of the immediately preceding Valuation Period.

Cash Value

The policy has a Cash Value. There is no guaranteed Cash Value. Rather, it will be based on the values, and vary with the Investment Experience of the Sub-Account portfolios to which you have allocated Net Premium, as well as the values of, and any daily crediting of interest to, the policy loan account. It will also vary because we deduct the policy's periodic charges from the Cash Value. So, if the policy's Death Benefit is affected by the amount of Cash Value, then your Death Benefit will fluctuate.

We will determine the value of the assets in the separate account at the end of each Valuation Period. We will determine the Cash Value at least monthly. To determine the number of Sub-Account Units credited to each Sub-Account, we divide the net amount you allocate to the Sub-Account by the Sub-Account Accumulation Unit value for the Sub-Account (using the next Valuation Period following when we receive the Premium).

If you surrender part or all of the policy, we will deduct a number of Sub-Account Units from the separate account that corresponds to the surrendered amount. Thus, your policy’s Cash Value will be reduced by the surrendered amount. Similarly, when we assess charges or deductions, a number of Sub-Account Accumulation Units from the separate account that corresponds with the charge or deduction that will be deducted from the policy’s Cash Value. We make these deductions in the same proportion that your interests in each Sub-Account bears to the policy’s total Cash Value.

The Cash Value in the policy loan will be credited interest daily at the guaranteed minimum annual effective rate stated on the Policy Data Page. For there to be Cash Value in the policy loan account, you must have taken a policy loan. We may decide to credit interest in excess of the guaranteed minimum annual effective rate.

On any date during the policy year, the Cash Value equals the Cash Value on the preceding Valuation Period, plus any Net Premium applied since the previous Valuation Period, minus any policy charges, plus or minus any investment results, and minus any partial surrenders.

Transfers

Sub-Account Portfolio Transfers

Prior to the policy’s Maturity Date, you may make transfers among the available Sub-Account portfolios on a daily basis via modes we currently have made available. We may also permit you to use other modes of communicating a transfer request in the future. We will process a transfer at the end of the Valuation Period on which we receive your request.

We will determine the amount you have available for transfers among the Sub-Account portfolios in Accumulation Units based on the Net Asset Value (NAV) per share of the mutual fund in which a Sub-Account portfolio invests. The mutual fund will determine its NAV once daily as of the close of the regular business session of the New York Stock Exchange (usually 4:00 p.m. Eastern time, but see "Valuation of Accumulation Units," beginning on page 13 for information about time based restrictions on transfer requests). An Accumulation Unit will not equal the NAV of the mutual fund in which the Sub-Account portfolio invests because the Accumulation Unit value will reflect the deduction for any transaction fees and periodic charges. For more information, see "In Summary: Fee Tables," beginning on page 5, and "How Sub-Account Investment Experience Is Determined," beginning on page 13.

The policies sold with this prospectus are designed to support active trading strategies that require frequent movement between or among certain Sub-Account portfolios (those sub-accounts corresponding to underlying mutual funds of the Rydex Variable Insurance Trust). A policy owner who does not intend to use an active trading strategy should consult his/her registered representative and request information on other Nationwide policies.

We discourage (and will take action to deter) inappropriate market timing in the policy (frequent trading among underlying mutual funds other than those that are part of the Rydex Variable Insurance Trust) because the frequent movement between or among those Sub-Accounts may negatively impact other investors. Inappropriate market timing can result in:

• the dilution of the value of the investors' interests in the Sub-Account;

• underlying mutual fund managers taking actions that negatively impact performance (keeping a larger portion of the underlying mutual fund assets in cash or liquidating investments prematurely in order to support redemption requests); and/or

• increased administrative costs due to frequent purchases and redemptions.

To protect investors in this policy from the potentially negative impact of inappropriate market timing of non-Rydex Variable Insurance Trust Sub-Accounts, we have implemented, or reserve the right to implement, several processes and/or restrictions aimed to stop inappropriate market timing while still permitting policy owners to actively trade among the Sub-Accounts of the Rydex Variable Insurance Trust.

Redemption Fees

We have added, and may continue to add, new underlying mutual funds, or new share classes of currently available underlying mutual funds, that assess short-term trading fees. In the case of new share class additions, your subsequent allocations may be limited to that new share class. Short-term trading fees are a charge assessed by an underlying mutual fund when you transfer out of a Sub-Account within 60 days of the date of allocation to the Sub-Account. The fee is assessed against the amount transferred and is paid to the underlying mutual fund. Redemption fees compensate the underlying mutual fund for any negative impact on fund performance resulting from short-term trading. For more information on short-term trading fees, please see "Short-Term Trading Fees," beginning on page 23.

U.S. Mail Restrictions

If we determine that a policy owner (or a third party acting on the policy owner's behalf) is engaging in harmful market timing, we reserve the right to take action to protect investors, including exercising our right to terminate the ability of specified policy owners to submit transfer requests via telephone, facsimile, or over the internet. If we exercise this right, affected policy owners would be limited to submitting transfer requests via U.S. mail.

Some investment advisers/representatives manage the assets of multiple Nationwide policies pursuant to trading authority granted or conveyed by multiple policy owners. We generally will require multi-policy advisers to submit all transfer requests via U.S. mail.

Other Restrictions

We reserve the right to refuse or limit transfer requests, or take any other action necessary to protect policy owners and beneficiaries from the negative investment results that may result from inappropriate market timing or other harmful investment practices employed by some policy owners (or third parties acting on their behalf).

Any restrictions that we implement will be applied consistently and uniformly.

Modes To Make A Transfer

To make a transfer, send your written request to us at our Home Office via first class U.S. mail. Upon receipt, we will process a transfer request at the end of the current Valuation Period. We may also permit you to use other modes of communication subject to limitations.

Our contact information is on the cover page of this prospectus.

We will employ reasonable procedures to confirm that instructions are genuine, including:

• requiring forms of personal identification before acting upon instructions;

• providing you with written confirmation of completed transactions; and/or

• tape recording telephone instructions.

If we follow these procedures, we will not be liable for any loss, damage, cost or expense from complying with what we reasonably believe to be genuine instructions. Rather, you will bear the risk of loss.

Any computer system or telephone, whether it is yours, your service provider’s, your representative’s, or ours, can experience slowdowns or outages for a variety of reasons. These slowdowns or outages may delay or prevent our ability to process your request. Although we have taken precautions to help our system handle heavy usage, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request in writing.

The Policy

The policy is a legal contract between you and us. Any change which we would want to make must be in writing, signed by our president or corporate secretary, and attached to or endorsed on the policy. You may exercise all policy rights and options while the Insured is alive. You may also change the policy, but only in accordance with its terms.

Generally, the policy is available for an insured age 85 or younger (although these ages may vary in your state). It is nonparticipating, meaning we will not be contributing any operating profits or surplus earnings toward the Proceeds from the policy. The policy will comprise and be evidenced by: Policy Date Pages; a written contract; any Riders; any endorsements; and the application, including any supplemental application. We will consider the statements you make in the application as representations. We will rely on them as being true and complete. However, we will not void the policy or deny a claim unless a statement is a material misrepresentation.

In order to comply with the USA Patriot Act and rules promulgated thereunder, Nationwide will implement procedures designed to prevent policies described in this prospectus from being used to facilitate money laundering or the financing of terrorist activities.

Policy Owner

The policy belongs to the owner named in the application. You may also name a contingent owner. A contingent owner will become the owner if the owner dies before any Proceeds become payable. Otherwise, ownership will pass to the owner’s estate, if the owner is not the Insured. To the extent permitted by law, policy benefits are not subject to any legal process for the payment of any claim, and no right or benefit will be subject to claims of creditors (except as may be provided by assignment). You may name different owners or contingent owners (so long as the Insured is alive) by submitting your written request to our Home Office, which will become effective when signed rather than the date on which we received it. There may be adverse tax consequences. For more information, see "Taxes," beginning on page 33.

The Beneficiaries

The principal right of a beneficiary is to receive Proceeds constituting the Death Benefit upon the Insured's death. So long as the Insured is alive, you may: name more than one beneficiary; designate primary and contingent beneficiaries; change or add beneficiaries; and provide for another distribution than the following.

If a primary beneficiary dies before the Insured, we will pay the Death Benefit to the remaining primary beneficiaries. We will pay multiple primary beneficiaries in equal shares. A contingent beneficiary will become the primary beneficiary if all primary beneficiaries die before the Insured, and before any Proceeds become payable. You may name more than one contingent beneficiary. We will also pay multiple contingent beneficiaries in equal shares. To change or add beneficiaries, you must submit your written request to us at our Home Office, which will become effective when signed, rather than the date on which we received it. The change will not affect any payment we made, or action we took, before we recorded the change.

To Purchase

To purchase the policy, you must submit to us a completed application and an initial Premium payment.

We must receive evidence of insurability that satisfies our underwriting standards (this may require a medical examination) before we will issue a policy. We can provide you with the details of our underwriting standards. We reserve the right to reject an application for any reason permitted by law. Also, we reserve the right to modify our underwriting standards at any time.

The minimum initial Specified Amount is $100,000. We reserve the right to modify our minimum Specified Amount at any time.

Coverage

We will issue the policy only if the underwriting process has been completed, we have approved the application and the proposed Insured is alive and in the same condition of health as described in the application. However, full insurance coverage will take effect only after you have paid the minimum initial Premium. We begin to deduct monthly charges from your policy Cash Value on the Policy Date.

Coverage Effective Date

Insurance coverage will begin and be In Force on the Policy Date shown on the Policy Data Page. For a change in the Specified Amount, the effective date will be on the next monthly anniversary from the Policy Date after we have approved your request. It will end upon the Insured's death, once we begin to pay the Proceeds, or when the policy matures. It could end if the policy were to Lapse.

Temporary Insurance Coverage

Temporary insurance coverage, equal to the Specified Amount up to $1,000,000, may be available for no charge before full insurance coverage takes effect. You must submit a temporary insurance agreement and make an initial Premium payment. The amount of the initial Premium will depend on the initial Specified Amount, and your choice of Death Benefit option and any Riders, for purposes of the policy. During this time, we will deposit your initial Premium payment into an interest bearing checking account. Temporary insurance coverage will remain In Force for no more than 60 days from the date of the temporary insurance agreement. Before then, temporary insurance coverage will terminate on the date full insurance coverage takes effect, or five days from the date we mail a termination notice (accompanied by a refund equal to the Premium payment you submitted). If we issue the policy, what we do with the Net Premium depends on the right to examine law of the state in which you live.

To Cancel (Examination Right)

You may cancel your policy during the free look period. The free look period expires ten days after you receive the policy or 45 days after you sign the application, or 10 days after we mail or deliver the Notice of Withdrawal Right, whichever is latest, or longer if required by state law. If you decide to cancel during the free look period, return the policy to the sales representative who sold it to you, or to us at our Home Office, along with your written cancellation request. Within seven days, we will refund the amount prescribed by the law of the state in which we issued the policy. Depending on the right to examine law of the state in which you live, this amount will be your initial premium or the policy's Cash Value. We will treat the policy as if we never issued it. For more information, see "Allocation of Net Premium and Cash Value," beginning on page 13.

To Change Coverage

After the first year from the Policy Date, you may request to change the Specified Amount; however, no change will take effect unless the new Cash Surrender Value would be sufficient to keep the policy In Force for at least three months. Changes to the Specified Amount will alter the Death Benefit. For more information, see "Changes In The Death Benefit Option," beginning on page 29.

You may request to increase the Specified Amount, by at least $10,000, which will increase the Net Amount At Risk. Because the cost of insurance charge is based on the Net Amount At Risk, this will also cause the policy's cost of insurance charge to increase. As a result, there will be a corresponding increase in the periodic charges we deduct from the policy's Cash Value. Also, an increase in the Specified Amount may cause an increase to the amount of your subsequent Premium payments and the likelihood that the entire policy is at risk of lapsing sooner. For more information, see "Lapse," beginning on page 32.

You may request to decrease the Specified Amount. We first apply decreases to the amount of insurance coverage as a result of any prior Specified Amount increases, starting with the most recent. Then we will decrease the initial Specified Amount. We will deny a request, however, to reduce the amount of your coverage below the minimum initial Specified Amount. For more information, see "To Purchase," beginning on page 16. Also, we will deny a request that would disqualify the policy as a contract for life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 29.

To change the Specified Amount, you must submit your written request to us at our Home Office. To increase the Specified Amount, you must provide us with evidence of insurability that satisfies our underwriting standards. The Insured must be 85 or younger as of the last policy anniversary. Changes will become effective on the next monthly anniversary from the Policy Date after we approve the request. We reserve the right to limit the number of changes to one each year from the Policy Date.

To Exchange

You have an exchange right under the policy. At any time within the first 24 months of coverage from the Policy Date, you may surrender this policy and use the Cash Surrender Value to purchase a new policy on the Insured’s life without evidence of insurability. Afterwards, you may also surrender the policy and use the Cash Surrender Value to purchase a new policy on the same Insured’s life, but subject to evidence of insurability that satisfies our underwriting standards.

The new policy may be one of our available flexible premium adjustable life insurance policies. It may not have a greater Death Benefit than that of this policy immediately prior to the exchange date. It will have the same Specified Amount, Policy Date, and issue age. We will base Premiums on our rates in effect for the same sex, Attained Age and premium class of the Insured on the exchange date. You may transfer any Indebtedness to the new policy.

You must make your request on our official forms to the Home Office. The policy must be In Force and not in a Grace Period. You must pay a surrender charge. For more information, see "In Summary: Fee Tables," beginning on page 5. The exchange may have tax consequences. For more information, see "Exchanging The Policy For Another Life Insurance Policy," beginning on page 36. The new policy will take effect on the exchange date only if the Insured is alive. This policy will terminate when the new policy takes effect.

To Terminate (Surrender)

You have the right to terminate (surrender) the policy. The policy will automatically terminate when the Insured dies, the policy matures, or the Grace Period ends. For more information, see "Surrenders," beginning on page 30.

Generally, if the policy has a Cash Surrender Value in excess of the Premiums you have paid, upon surrender the excess will be included in your income for federal tax purposes. For more information, see "Surrender Of The Policy," beginning on page 35. The Cash Surrender Value will be reduced by the outstanding amount of a policy loan. For more information, see "Policy Loans," beginning on page 31.

To Assign

You may assign any rights under the policy while the Insured is alive. If you do, your beneficiary’s interest will be subject to the person(s) to whom you have assigned rights. Your assignment must be in writing, and it must be recorded at our Home Office before it will become effective. Your assignment will be subject to any outstanding policy loans. For more information, see "Policy Loans," beginning on page 31.

Proceeds Upon Maturity

If the policy is In Force on the Maturity Date, we will pay you the Proceeds.

Normally, we will pay the Proceeds within seven days after we receive your written request at our Home Office. The payment will be postponed, however, when: the New York Stock Exchange is closed; the SEC restricts trading or declares an emergency; the SEC permits us to defer it for the protection of our policy owners. The Proceeds will equal the policy's Cash Value minus any Indebtedness. After we pay the Proceeds, the policy is terminated.

We may offer to extend the Maturity Date to coincide with the Insured's death, after which we will pay the Proceeds to your beneficiary. During this time, you will still be able to request partial surrenders, and you will still have in effect the Long-term Care Rider (though you will not be charged for it), the termination of benefits under which will coincide with the policy's extended Maturity Date (unless you decide otherwise). The Maturity Date extension will either be for the policy value (as defined below), or for the Specified Amount (subject to the law of the state in which you lived at the time you purchased the policy). It is your choice, and, in any event, your policy will be endorsed so that:

• no changes to the Specified Amount will be allowed;

• no additional Premium payments will be allowed;

• no additional periodic charges will be deducted;

• 100% of the policy value will be transferred to a fixed account, which is funded by our general account (for more information, see “The Fixed Account” earlier in this prospectus); and

• to extend for the Cash Value, your policy's Death Benefit will become the Cash Value, irrespective of your previous Death Benefit option choice; or

• to extend for the Specified Amount, the Specified Amount will be adjusted to what it was when the Insured reached Attained Age 70, but excluding any coverage provided by the Additional Protection Rider and subject to any partial surrenders, which will affect the Specified Amount of a policy with Death Benefit Option One based on the Insured's Attained Age at the time the request for a partial surrender is made. While the Insured is between the Attained Ages of 71 and 90, a partial surrender will decrease the Specified Amount proportionately. If the Insured reaches Attained Age 91, a partial surrender will reduce the Proceeds by an amount proportionate to the ratio of the partial surrender to the Cash Value prior to the partial surrender.

Notwithstanding your choice, the Proceeds will be the greater of the policy's Specified Amount or Cash Value unless you have invoked the Policy Guard Rider, in which case the proceeds may be reduced. The Maturity Date will not be extended, however, beyond when the policy would fail the definition of life insurance under the Code. For more information, see "The Payout Options," beginning on page 30, and "The Death Benefit," beginning on page 28.

Reminders, Reports And Illustrations

On request, we will send you scheduled Premium payment reminders and transaction confirmations. We will also send you semi-annual and annual reports that show:

• the Specified Amount

• the current Cash Value

• minimum monthly Premiums

• the Cash Surrender Value

• Premiums paid

• outstanding Indebtedness

• all charges since the last report

We will send these reminders and reports to the address you provide on the application, or to another you may specify.

At any time, you may ask for an illustration of future benefits and values under the policy. While we do not at present, we may charge if you ask for more than one illustration per year from the Policy Date.

IMPORTANT NOTICE REGARDING DELIVERY OF SECURITY HOLDER DOCUMENTS

When multiple copies of the same disclosure document(s), such as prospectuses, supplements, proxy statements and semi-annual and annual reports are required to be mailed to your household, we will mail only one copy of each document, unless notified otherwise by you. Household delivery will continue for the life of the contracts. Please call 1-866-223-0303 to resume regular delivery. Please allow 30 days for regular delivery to resume.

Errors Or Misstatements

If you make an error or misstatement in completing the application, then we will adjust the Death Benefit and Cash Value.

To determine the adjusted Death Benefit, we will multiply the Net Amount At Risk at the time of the Insured’s death by the ratio of the monthly cost of insurance actually applied in the policy month of death to the monthly cost of insurance that should have been applied at the true age and sex in the policy month of death. We will then add this adjusted amount to the Cash Value of the policy at the Insured’s death. The Cash Value will also be adjusted to reflect the cost of insurance charges based on the Insured's correct age and sex from the Policy Date.

Incontestability

We will not contest payment of the Death Benefit based on the initial Specified Amount after the policy has been In Force during the Insured's lifetime for two years from the Policy Date. For any change in Specified Amount requiring evidence of insurability, we will not contest payment of the Death Benefit based on such an increase after it has been In Force during the Insured's lifetime for two years from its effective date.

If We Modify The Policy

Any modification (or waiver) of our rights or requirements under the policy must be in writing and signed by our president or corporate secretary. No agent may bind us by making any promise not contained in the policy.

We may modify the policy, our operations, or the separate account’s operations to meet the requirements of any law (or regulation issued by a government agency) to which the policy, our company, or the separate account is subject. We may modify the policy to assure that it continues to qualify as a life insurance contract under the federal tax laws. We will notify you of all modifications, and we will make appropriate endorsements to the policy.

Riders

Riders are available for you to purchase to design the policy to meet your specific needs. You may purchase any of them (except for both the Premium Waiver and Deduction Waiver Riders, simultaneously). Once the policy is In Force, to add a Rider, we may require further evidence of insurability. Availability will vary by state. You will be charged for a Rider: so long as the policy remains In Force and the Rider's term has not expired; until we have paid the benefit; or you decide you no longer need the benefit and let us know in writing at our Home Office. For more information on the costs of the Riders, see "In Summary: Fee Tables," beginning on page 5, and "Charges," beginning on page 23.

Adjusted Sales Load Life Insurance Rider

This Rider is only available to purchase when you purchase the policy. The benefit is replacing the Premium Load we would otherwise deduct before allocating your Net Premiums with the Rider’s monthly charge, which depends on whether you want to replace all or a portion of the Premium Load. We will deduct the Rider's charge from the policy's Cash Value over a period of up to fifteen years, but this depends on the number of years over which the Premium payments you plan to make will be covered by this Rider (a whole number up to seven years from the Policy Date). This deduction will last for up to nine years after the lesser of:

• the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; or

• the number of years in this period during which you actually make Premium payments.

In no case will the deduction be applied for more than fifteen years.

So, say you want to replace all of the Premium Load on each of your Premium payments for five years, but the last Premium payment you make while the Rider is in effect is within the third year from the Policy Date. Instead of for fourteen years, we will deduct the Rider’s charge through the twelfth year. Also, if you terminate your policy during the first ten years from the Policy Date, we will reduce your Cash Surrender Value. The more Premium Load you elect to replace, the higher the Rider’s charge will be. To better understand how this Rider might benefit you, ask for an illustration of future benefits and rights under the policy with and without the purchase of this Rider.

Children’s Insurance Rider

You may purchase term life insurance on any of the Insured's children at any time. Before an expiration date, the policy pays a benefit to the named beneficiary upon the insured child’s death. As long as the policy is In Force, the insurance coverage for each child will continue until the earlier of: 1) the anniversary of the policy on or after the date that the child turns age 22; or 2) the anniversary of the policy on or after the date that the Insured turns age 65.

Subject to certain conditions specified in the Rider, the Rider may be converted into a policy on the life of the insured child without evidence of insurability. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Long-term Care Rider

This Rider is available to purchase at any time only within six months from the Policy Date. The Insured is paid a monthly benefit upon meeting the eligibility requirements, including having been confined to a care facility (other than a hospital) or provided personal assistance at home while under a physician's care for 90 days. The benefit may not cover all your prospective long-term care costs. The benefit may not cover your retrospective long-term care costs.

The benefits paid under the Rider are intended to be "qualified long-term care insurance" under federal tax law, and, generally, the benefits may not be taxable to the payee. See your tax adviser about the use of this Rider in your situation.

You will be charged for this Rider: so long as the policy remains In Force through maturity; until we have paid the benefit; or until you decide you no longer need the benefit and let us know in writing at our Home Office. The benefit and the charge associated with the Long-Term Care Rider will end if you invoke the Policy Guard Rider. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Also, the benefits paid under this Rider will reduce the Cash Surrender Value if you were to surrender the policy while the Insured is alive. More importantly, though, the benefits paid under this Rider will impact your policy's Death Benefit. The Proceeds payable upon the Insured's death will be adjusted to account for the benefits paid under this Rider. There is a free look period for this Rider. Within 30 days of receipt, you may return this Rider to the sales representative who sold it to you, or to us at our Home Office, and we will void this Rider and refund the related charges.

Spouse Life Insurance Rider

You may purchase this Rider at any time. The benefit is a death benefit payable to the beneficiary you designate upon the Insured’s spouse’s death; otherwise, the benefit is payable to the Insured, or the Insured's spouse after the Insured's death. The benefit continues until the anniversary of the Rider on or next following the year in which the Insured's spouse turns age 70. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or until you decide you no longer need the benefit and let us know in writing at our Home Office. The benefit and the charge associated with the Spouse Life Insurance Rider will end if you invoke the Policy Guard Rider. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another. This Rider has a conversion right. The Insured's spouse may exchange this Rider's benefit for a level premium, level benefit plan of whole life or endowment insurance, subject to limitations.

Accidental Death Benefit Rider

You may purchase this Rider at any time. The Rider pays a benefit, in addition to the Death Benefit, to the named beneficiary upon the Insured’s accidental death. The benefit continues until the Insured reaches Attained Age 70. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. Otherwise, the benefit of this Rider and the Death Benefit are independent of one another.

Premium Waiver Rider

You may purchase this Rider at any time. The benefit is a monthly credit to the policy upon the Insured’s total disability for six consecutive months. The amount is the lesser of:

• the Premium you specified, or

• the average actual Premiums you paid over the thirty-six months before the total disability.

However, the monthly credit may not be enough to allow you to rely on this Rider alone. While the benefit is payable, you may also need to pay additional Premium to keep your policy from Lapsing. Notwithstanding, purchasing this Rider could help to preserve the Death Benefit.

The benefit continues until the Insured turns age 65, or for two years for an Insured who is age 63 or older at the time of the total disability. You will be charged for this Rider so long as the policy remains In Force and the Rider's term has not expired or until you decide you no longer need the benefit and let us know in writing at our Home Office. You do not pay the Rider’s charge while the Rider’s benefit is being paid.

Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. If you choose the Premium Waiver Rider, you may not also choose the Deduction (of fees and expenses) Waiver Rider.

Change Of Insured Rider

You may elect this Rider for no charge at any time. You may change the Insured for a new Insured, subject to insurability and other conditions. The costs and benefits under the policy after the change will be based on, and could change with, the underwriting classification and characteristics of the new Insured, but this Rider's benefit will have no impact on the policy's Death Benefit.

Additional (insurance) Protection Rider

You may purchase this Rider at any time. The benefit is term life insurance that is added to the Death Benefit, payable to the beneficiary upon the Insured’s death.

The benefit amount varies monthly and is based on the Death Benefit option you have chosen. You may renew coverage annually until the Insured reaches Attained Age 100, when this Rider’s term expires. You will be charged for this Rider: so long as the policy remains In Force and the Rider’s term has not expired; until we have paid the benefit; or until you decide you no longer need the benefit and let us know in writing at our Home Office. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value.

Deduction (of fees and expenses) Waiver Rider

You may purchase this Rider at any time. If an Insured becomes disabled, as defined in this Rider, for six consecutive months within the first three years from the Policy Date, the benefit is a credit to your policy in an amount necessary to keep the policy In Force. The benefit for subsequent years, however, is a waiver of your policy’s monthly charges. For example, two years and eight months after the Policy Date you become totally disabled for six consecutive months. For the first four months, the benefit would be a credit equal to the amount necessary to keep the policy In Force. After that, the Rider’s benefit is a waiver of your policy’s monthly charges.

After the first three years from the Policy Date, this Rider’s benefit may not be enough to keep your policy from Lapsing without needing to pay additional Premium.

For how long the benefit lasts depends on the Insured's age when total disability begins. Before age 60, the benefit continues for as long as the Insured is totally disabled (even if that disability extends past when the Insured reaches age 65). Between ages 60 and 63, the benefit continues until the Insured turns age 65. From age 63, the benefit lasts only for two years. The benefit associated with the Deduction (of fees and expenses) Waiver Rider will end if you invoke the Policy Guard Rider. Because we deduct the charge for this benefit from the policy's Cash Value, your purchase of this Rider could reduce the amount of Proceeds payable when the Death Benefit depends on Cash Value. If you choose the Premium Waiver Rider, you may not also choose the Deduction (of fees and expenses) Waiver Rider.

Policy Guard Rider

The Policy Guard Rider prevents the policy from Lapsing due to Indebtedness by providing a guaranteed paid-up insurance benefit. The Rider is dormant until specifically invoked by the policy owner, at which time the policy is assessed a one-time charge. Invocation of the Rider enables the policy owner of a substantially depleted policy (due to outstanding loans) to avoid the negative tax consequences associated with lapsing a life insurance policy (consult a qualified tax advisor for more details). Policies issued on or after May 1, 2005 (or a later date if state law requires) will automatically receive the Policy Guard Rider.

The policy owner is eligible to invoke the Policy Guard Rider when outstanding Indebtedness reaches a certain percentage of the policy's Cash Value. This percentage varies based on the Insured’s Attained Age. The first time the policy's outstanding Indebtedness reaches the percentage that makes the policy eligible for invocation of the Rider, Nationwide will send a letter to the policy owner notifying them of the policy's eligibility to invoke the Rider. The letter will also describe the Rider, its cost, and its guaranteed benefits.

In addition, the following conditions must be met in order to invoke the Rider:

• the Insured is Attained Age 75 or older,

• the policy has been In Force for at least 15 years,

• the policy's Cash Value is at least $100,000,

• at the time of policy issuance, you selected the guideline premium/cash value corridor tax test to qualify the policy for life insurance, and

• based on our records of your premium payments, the entire cost basis of the policy (for tax purposes) has been withdrawn.

The policy owner need not invoke the Rider immediately upon notification of eligibility. The Rider may be invoked at any time, provided that the above conditions are met and the policy remains In Force.

After Nationwide receives the policy owner's request to invoke the Rider, Nationwide will adjust the policy, as follows:

1. If not already in effect, the Death Benefit option will be changed to Death Benefit Option One.

2. The Specified Amount will be adjusted to equal the lesser of: (1) the Specified Amount immediately before you invoked the Rider, or (2) the Specified Amount that will cause the Death Benefit to equal the minimum required death benefit.

3. Any non-loaned Cash Value (after deduction of the Policy Guard Rider charge) will be transferred to the Fixed Account, where it will earn the guaranteed fixed interest rate shown on the Policy Data Page (for more information, see “The Fixed Account” earlier in this prospectus).

After the above adjustments are made, the loan balance will continue to grow at the policy's loan charge rate, and the amount in the collateral loan account will continue to earn interest at the policy's loan crediting rate. No policy charges will be assessed. No further loans may be taken from the policy and no withdrawals may be taken from the policy (except for a full policy surrender). Cash Value may not be transferred out of the fixed account. Both the charges and benefits of the Long-term Care Rider, Spouse Rider, and Deduction (of fees and expenses) Waiver Rider will terminate. The Death Benefit will be the lesser of the Specified Amount or the minimum required death benefit. The policy will remain as described above for the duration of the policy.

Invocation of the Policy Guard Rider is irrevocable.

Premium

This policy does not require a scheduled payment of Premium to keep it In Force. The policy will remain in effect as long as the conditions that cause the policy to Lapse do not exist. Upon request, we will furnish Premium receipts.

Initial Premium

The amount of your initial Premium will depend on the initial Specified Amount of insurance, the Death Benefit option, and any Riders you select. Generally, the higher the required initial Specified Amount, the higher the initial Premium will be. Similarly, because Death Benefit Option Two and Death Benefit Option Three provide for a potentially greater Death Benefit than Death Benefit Option One, Death Benefit Option Two and Death Benefit Option Three may require a higher amount of initial Premium. Also, the age, health, and activities of the Insured will affect our determination of the risk of issuing the policy. In general, the greater this risk, the higher the initial Premium will be.

Whether we will issue full insurance coverage depends on the Insured meeting all underwriting requirements, you paying the initial Premium, and our delivery of the policy while the Insured is alive. We will not delay delivery of the policy to increase the likelihood that the Insured is not still living. Depending on the outcome of our underwriting process, more or less Premium may be necessary for us to issue the policy. We also retain the right to not issue the policy, after which, if we exercise this right, we will return your payment within two business days thereafter.

You may pay the initial Premium to our Home Office or to our authorized representative. The initial Premium payment must be at least $50. The initial Premium payment will not be applied to the policy until the underwriting process is complete.

Subsequent Premiums

You may make additional Premium payments at any time while the policy is In Force, subject to the following:

• We may require satisfactory evidence of insurability before accepting any additional Premium payment that results in an increase in the policy’s Net Amount At Risk;

• We will refund Premium payments that exceed the applicable premium limit established by the IRS to qualify the policy as a contract for life insurance. As discussed in the "Taxes" section of this prospectus, additional Premium payments or other changes to the policy may jeopardize the policy's non-modified endowment status. We will monitor Premiums paid and other policy transactions and will notify you when the policy’s non-modified endowment contract status is in jeopardy; and

• We may require that policy Indebtedness be repaid prior to accepting any additional Premium payments. Some, but not all, of the situations when we might exercise this right include when interest rates are low, when your policy loans exceed 90% of the Cash Value of your Sub-Account portfolio allocations, or when a Premium payment may alter the character of the policy for tax purposes. For more information, see "Lapse," beginning on page 32. We will let you know ahead of time.

We will send scheduled premium payment reminder notices to you according to the premium payment method shown on the Policy Data Page. If you decide to make a subsequent Premium payment, you must send it to our Home Office. Each Premium payment must be at least $50.

Charges

Please read and consider the following, which we intend to be an amplification (but it may also be duplicative of), the fee tables, and the accompanying footnotes, appearing earlier in the prospectus. See "In Summary: Fee Tables," beginning on page 5. Also, see the policy, including the Policy Data Page, and the Riders, for more information.

We will make deductions under the policy to compensate us for: the services and benefits we provide; the costs and expenses we incur; and the risks we assume. Every time you make a Premium payment, we will charge against that Premium payment a Premium Load, which is composed of the sales load and Premium taxes. If we begin to charge for illustrations, you will be expected to pay the charge directly to us at the time of your request. We will not deduct this charge from your policy’s Cash Value. However, we will deduct all other charges from the policy’s Cash Value (rather than a Premium payment), in proportion to the balances of your Sub-Account portfolio allocations. We will transfer the loan amount interest charge from your investment options to the loan account.

There are also operating charges associated with the Sub-Account portfolios. While you will not pay them directly, they will affect the value of the assets in the Sub-Account portfolios. On a daily basis, the manager of each mutual fund that comprises the policy’s available variable investment options deducts operating charges from that mutual fund’s assets before calculating the NAV. (We use NAV to calculate the value of your corresponding Sub-Account portfolio allocation in Accumulation Units.) In addition, some mutual funds assess a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of the allocation to that Sub-Account. The fee is assessed against the amount transferred and is paid to the mutual fund. For more information on the operating charges and short-term trading fees assessed by the mutual funds held by the Sub-Account portfolios, please see the prospectus for the mutual fund and "Short-Term Trading Fees" in this prospectus.

Sales Load

Currently, the sales load portion of the Premium Load charge is $5 per $1,000 of Premium and covers our sales expenses. The guaranteed maximum sales load is $25 per $1,000 of Premium.

Premium Taxes

The premium taxes portion of the Premium Load charge is $35 per $1,000 of Premium and reimburses us for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%). This amount is an estimated amount. If the actual tax liability is more or less, we will not adjust the charge, so we may profit from it.

Short-Term Trading Fees

Some mutual funds may assess (or reserve the right to assess) a short-term trading fee in connection with transfers from a Sub-Account that occur within 60 days after the date of allocation to the Sub-Account.

Short-term trading fees are intended to compensate the mutual fund (and policy owners with interests allocated in the mutual fund) for the negative impact on fund performance that may result from frequent, short-term trading strategies. Short-term trading fees are not intended to affect the large majority of policy owners not engaged in such strategies.

Any short-term trading fee assessed by any mutual fund available in conjunction with the policies described in this prospectus will equal 1% of the amount determined to be engaged in short-term trading. Short-term trading fees will only apply to those Sub-Accounts corresponding to mutual funds that charge such fees. Please refer to the prospectus for each Sub-Account portfolio for more detailed information. Policy owners are responsible for monitoring the length of time allocations are held in any particular Sub-Account. We will not provide advance notice of the assessment of any applicable short-term trading fee.

For a list of available sub-accounts that assess short-term trading fees, see "Total Annual Sub-Account Portfolio Operating Expenses" earlier in this prospectus.

If a short-term trading fee is assessed, the mutual fund will charge the separate account 1% of the amount determined to be engaged in short-term trading. The separate account will then pass the short-term trading fee on to the specific policy owner that engaged in short-term trading by deducting an amount equal to the fee from that policy owner’s sub-account value. All such fees will be remitted to the mutual fund; none of the fee proceeds will be retained by us or the separate account.

Transfers will be considered to be made on a first in/first out (FIFO) basis for purposes of determining short-term trading fees. In other words, units held the longest time will be treated as being transferred first, and units held for the shortest time will be treated as being transferred last.

Some transactions are not subject to short-term trading fees. Transactions that are not subject to short-term trading fees include:

• policy loans or surrenders; or

• payment of the Death Benefit proceeds upon the Insured's death.

New share classes of currently available mutual funds may be added as investment options under the policy. These new share classes may require the assessment of short-term trading fees. When these new share classes are added, new Premium payments and exchange reallocations to the mutual funds in question may be limited to the new share class.

Surrender Charges

A surrender charge will apply if you surrender or lapse the policy. There are two components of the surrender charge meant to cover our policy underwriting (the underwriting component) and sales expenses (the sales component), including for: processing the application; conducting any medical exams; determining insurability (and the Insured’s underwriting class); and establishing policy records. The surrender charge equals the underwriting component and 26.5% of the sales component. We will deduct the surrender charge based on the following schedule:

During Policy Year	Percentage Of Initial Surrender Charge
1	100%
2	100%
3	90%
4	80%
5	70%
6	60%
7	50%
8	40%
9	30%
After 9	0

The underwriting component is the product of the Specified Amount, divided by 1,000, and the administrative target premium. The administrative target premium is actuarially derived, and we use it to figure out how much to charge for underwriting expenses. The administrative target premium varies by the Insured's age when the policy was issued.

The sales expense component is the lesser of the following two amounts. The first amount is the product of the Specified Amount, divided by 1,000, and the surrender target premium. The surrender target premium is actuarially derived, and we use it to figure out how much to charge per Premium payment for sales expenses. The surrender target premium varies by: the Insured's sex; age (when the policy was issued); and the underwriting class. The second amount is the sum of all Premium payments you made during the first year from the Policy Date.

We will calculate a separate surrender charge based on the Specified Amount and each increase in the Specified Amount, which, when added together, will amount to your surrender charge.

All things being equal, the surrender charge will be greater for a policy with: an older Insured; a male insured; a higher Specified Amount; more first year Premium; or a higher-risk Insured. If you change the Death Benefit option, and it does not change our Net Amount At Risk, we will not deduct a surrender charge.

Partial Surrender Fee

You may request a partial surrender at any time while the policy is In Force, and we may charge a $25 partial surrender fee to compensate us for the administrative costs in calculating and generating the surrender amount. However, currently, there is no charge for a partial surrender.

Cost Of Insurance

The cost of insurance charge compensates us for underwriting insurance protection. The cost of insurance charge is the product of the Net Amount At Risk and the cost of insurance rate.

We base the cost of insurance rate on our expectations as to future mortality and expense experience. The cost of insurance rate will vary by: the Insured’s sex; age; underwriting class; any substandard ratings; for how long the policy has been In

Force and the Specified Amount. There will be a separate cost of insurance rate for the initial Specified Amount and any increases. The cost of insurance rates will never be greater than those shown on the Policy Data Page.

We will uniformly apply a change in any cost of insurance rate for Insureds, of the same age, sex, underwriting class and any substandard ratings, on whom policies with the same Specified Amount have been In Force for the same length of time. The change could increase your cost of insurance charge, which, accordingly, would decrease your policy’s Cash Value, and the converse is true, too. In contrast, you could cause your cost of insurance charge to decrease with a request to reduce the Specified Amount that also reduces the Net Amount At Risk.

Mortality And Expense Risk

Though the maximum guaranteed mortality and expense risk charge is higher, currently, we deduct this monthly charge according to the following schedule. The charge is $0.50 per $1,000 of Cash Value on the first $25,000 of Cash Value. During the first through fifteenth years from the Policy Date, the charge is $0.25 per $1,000 of Cash Value on amounts between $25,000 and $250,000 of Cash Value. Otherwise, the charge is $0.17 per $1,000 of Cash Value thereafter. This charge compensates us for assuming risks associated with mortality and expense costs, and we may profit from it. The mortality risk is that the Insured does not live as long as expected. The expense risk is that the costs of issuing and administering the policy are more than expected.

Administrative

Currently, we deduct $10 per month through the first year from the Policy Date, which is also the maximum guaranteed administrative charge. Thereafter, we currently deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month. This charge reimburses us for the costs of maintaining the policy, including for accounting and record-keeping.

Policy Loan Interest

We will charge interest on the amount of an outstanding policy loan, at the rate of 3.9% per annum, which will have accrued daily. The loan and accrued interest becomes due and payable at the end of each year from the Policy Date. If left unpaid, we will add it to the policy's outstanding Indebtedness. As collateral or security for repayment, we will transfer Cash Value equal to each loan amount from the Sub-Accounts on a pro-rata basis to the loan account on which interest will accrue and be credited daily. During years one through ten from the Policy Date, the current interest crediting rate is 3.0% and 3.9% per annum for ordinary and preferred loans, respectively (guaranteed 3.0% minimally). Thereafter, the current interest crediting rate is 3.9% per annum for all loans (guaranteed 3.65% minimally). Accordingly, your net cost for an ordinary loan during years one through ten from the Policy Date is 0.9% per annum currently. Thereafter, there is no cost (a net cost of zero) for an ordinary loan currently. There is no cost (a net cost of zero) for a preferred loan currently. For more information, see "Collateral And Interest," beginning on page 32.

Adjusted Sales Load Life Insurance Rider

The charge for this Rider replaces the Premium Load to cover our sales expenses and premium taxes. You will pay a Premium Load on any amount that you do not elect to be covered by the Rider. Since the premium tax portion of the Premium Load is an estimated amount not subject to adjustment for the actual tax liability, we may incur a profit from it. The charge is the product of: your aggregate Premiums since the Policy Date; the portion of Premium Load you choose to replace (expressed as a whole percentage of Premium paid); and the factor of 0.0001345, which is actuarially derived.

The Rider’s charge may vary. Each Premium payment you make will cause the Rider’s charge to increase. We will deduct the Rider's charge from the policy's Cash Value over a period of up to fifteen years, but this depends on the number of years over which the Premium payments you plan to make will be covered by this Rider (a whole number up to seven years from the Policy Date). This deduction will last for up to nine years after the lesser of:

• the number of years (from one to seven) you choose to have the Rider apply to your Premium payments; or

• the number of years in this period during which you actually make Premium payments.

In no case will the deduction be applied for more than fifteen years.

If the policy terminates within the first ten years from the Policy Date, we will recover a portion of the Premium Load replaced by the Rider, based on the following schedule:

Years Policy Has Been In Force	Percentage
1	100%
2	90%
3	80%
4	70%
5	60%
6	50%
7	40%
8	30%
9	20%
10	10%
11+	0

This deduction is equal to the product of the amount of Premium Load replaced by the Rider and the percentage from the table above that corresponds to the number of years the policy has been In Force. For example, say you terminate your policy after five years, on which you had chosen to replace the entire Premium Load for seven years. Assume that you paid $10,000 of Premium during this time. The Premium Load the Rider has replaced is $400, and 60% of this amount is $240, which we will deduct from your Cash Surrender Value. This deduction allows us to cover a portion of our sales expenses and premium taxes for which the Rider's charge would have compensated us had the policy remained In Force.

Children’s Insurance Rider

This charge for this Rider is $0.43 per $1,000 of Specified Amount of the Rider. This charge compensates us for providing term insurance on the life of each child of the Insured. We will charge for the Rider so long as the policy is In Force and the Rider is in effect. The cost will remain the same, even if you request to change the number of children covered under the Rider. However, we may decline your request to add another child based on our underwriting standards.

Long-term Care Rider

This charge for this Rider compensates us for providing long-term care coverage once the Insured meets the eligibility requirements. The charge is the product of the Net Amount At Risk of the Rider and a long-term care cost of insurance rate. Because this Rider has no Cash Value, we define its Net Amount At Risk as the lesser of the Specified Amount of the Rider and the Net Amount At Risk of the policy. We base the long-term care cost of insurance rate on our expectations as to your need for long-term care over time. The long-term care cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Spouse Life Insurance Rider

This charge for this Rider compensates us for providing term insurance on the life of the Insured’s spouse. The charge is the product of the Specified Amount of this Rider and the spousal life insurance cost of insurance rate. We base the spousal life insurance cost of insurance rate on our expectations as to the mortality of the Insured's spouse. The spousal life insurance cost of insurance rate will vary by: the spouse's sex; Attained Age; underwriting class; and any substandard ratings.

Accidental Death Benefit Rider

This charge for this Rider compensates us for providing coverage in the event of the Insured’s accidental death, meaning the Insured’s death as a result of bodily injury caused by external, violent and accidental means from a cause other than a risk not assumed. The charge is the product of the Specified Amount of this Rider and the accidental death benefit cost of insurance rate. We base the accidental death benefit cost of insurance rate on our expectations as to the likelihood of the Insured's accidental death. The accidental death benefit cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings.

Premium Waiver Rider

This charge for this Rider compensates us for crediting your policy the amount of scheduled due and payable Premium payments upon the Insured’s total disability for six consecutive months. The benefit will amount to the lesser of the Premium you specified and the average actual Premiums you paid over the thirty-six months before the total disability. The charge is the product of the benefit of this Rider and the premium waiver cost rate. We base the premium waiver cost rate on our expectations as to likelihood of the Insured's total disability for six consecutive months. The premium waiver cost rate will vary by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. If you choose this Rider, you may not also choose the Deduction Waiver Rider.

Additional (insurance) Protection Rider

This charge for this Rider compensates us for providing term life insurance on the Insured. The monthly cost of insurance charge for this Rider is determined by multiplying the Rider monthly cost of insurance rate by the Rider Death Benefit. The Rider Death Benefit is the death benefit option elected by you. We base the additional protection cost of insurance rate on our expectation as to the Insured's mortality. The additional protection cost of insurance rate will vary by: the Insured's sex; Attained Age; underwriting class; any substandard ratings; and the Specified Amount of the Rider.

Deduction (of fees and expenses) Waiver Rider

This charge for this Rider compensates us for waiving monthly charges (excluding this Rider's charge) upon the Insured’s total disability, as defined in this Rider, for six consecutive months. (However, during the first three years from the Policy Date, we will instead credit your policy with the minimum monthly Premium payment due during the Insured's total disability). The charge is the product of the amount of periodic charges deducted from the policy on a monthly basis (excluding the cost for this Rider) and the deduction waiver cost rate. We base the deduction waiver cost rate on our expectations as to the likelihood of the Insured's total disability for six consecutive months. The deduction waiver cost rate varies by: the Insured's sex; Attained Age; underwriting class; and any substandard ratings. If you choose this Rider, you may not also choose the Premium Waiver Rider.

Policy Guard Rider

We take a one-time charge at the time you invoke this Rider. The charge is the product of the policy's Cash Value and an age-based factor shown in the Rider. If the policy's non-loaned Cash Value is insufficient to pay the Rider's charge, you must make loan repayments sufficient to cover the Rider's charge. The Rider's charge covers the administrative costs associated with the rider and compensates us for the risk of the Rider's guaranteed paid-up death benefit. We may profit from the charge.

A Note On Charges

We make many assumptions and account for many economic and financial factors in establishing fees and charges. As we noted at the beginning of this "Charges" section, the deductions we make under the policy are designed to compensate us for the services and benefits we provide, the distribution and operational expenses we incur, and the risks we assume. Our initial expenses in distributing and establishing the contract exceed the deductions we make during the early stages of policy ownership. Nevertheless, we expect to make a profit over time because variable life insurance is intended to be a long term financial product. Accordingly, we have designed the policy with features and underlying investment options that we believe support and encourage long-term ownership. The "In Summary: Fee Tables," beginning on page 5 sets out the costs you incur when you purchase this policy. The following two sections describe how we use some of those charges to distribute the policy and how some of the underlying investment options pay us for services we provide to them. Neither of these transactions alters the charges you pay for the policy. Rather, these two sections provide you with information about how we set those charges. You should consider how these transactions may affect any advice you may receive with respect to the policy.

Distribution, Promotional and Sales Expenses

Distribution, promotional and sales expenses include amounts we pay to broker-dealer firms as commissions, expense allowances and marketing allowances. We refer to these expenses collectively as "total compensation." The maximum total compensation we pay to any broker-dealer firm in conjunction with policy sales is 99% of first year target premiums and 3% of renewal premium after the first year.

We have the ability to customize the total compensation package of our broker-dealer firms. We may vary the form of compensation paid or the amounts paid as commission, expense allowance or marketing allowance; however, the total compensation will not exceed the maximum (99% of first year target premiums and 3% of renewal premium after the first year). Commission may also be paid as an asset-based amount instead of a premium based amount. If an asset-based commission is paid, it will not exceed 1.00% up to the trail breakpoint and 0.50% in excess of the trail breakpoint of the non-loaned cash value per year.

The actual amount and/or forms of total compensation we pay depends on factors such as the level of premiums we receive from respective broker-dealer firms and the scope of services they provide. Some broker-dealer firms may not receive maximum total compensation.

Individual registered representatives typically receive a portion of the commissions/total compensation we pay, depending on their arrangement with their broker-dealer firm. If you would like to know the exact compensation arrangement associated with this product, you should consult your registered representative.

Revenue from Underlying Mutual Funds

The underlying mutual funds incur expense each time they sell, administer, or redeem their shares. Since the Variable Account purchases fund shares on behalf of all policy holders, it serves as a single shareholder of the fund. By processing aggregated policy owner transactions, we relieve the fund of the expenses of processing individual policy owner transactions. We also pay the costs of selling the policy as outlined in the preceding section. Sales of the policy benefits the funds by allowing policy owners to purchase interests in the Sub-Accounts, which then results in the Variable Account’s purchase of fund shares. We perform all of the accounting and recordkeeping for the Sub-Accounts, and pay any processing cost associated with the redemption of interests in the Sub-Accounts. The underlying mutual funds understand and acknowledge the value of these services we provide. Accordingly, the underlying mutual funds pay us (or our affiliates) a fee for some of the distribution and operational services that we provide (and related costs incurred). These payments may be made pursuant to an underlying mutual fund's 12b-1 plan, in which case they are deducted from underlying mutual fund assets. Alternatively, such payments may be made pursuant to service/administration or other similar agreements between the underlying mutual fund's adviser (or its affiliates) and us (or our affiliates), in which case payments are typically made from assets outside of the underlying mutual fund assets. In some cases, however, payments received may derive from sub-transfer agent fees or fees taken pursuant to administrative service plans adopted by the underlying mutual fund. In setting the charges for this policy we considered the amount of these payments expected to be received from the underlying mutual funds. Without these payments, our charges would be expected to be higher. We include only funds in the Variable Account that make these payments for the services we provide.

The Death Benefit

Calculation Of The Death Benefit Proceeds

We will calculate the Death Benefit and pay it to the beneficiary when we receive at our Home Office proof that the Insured has died, as well as other customary information. We will not dispute the payment of the Death Benefit after the policy has been In Force for two years from the Policy Date. The Death Benefit may be subject to an adjustment if you make an error or misstatement upon application, or if the Insured dies by suicide.

While the policy is In Force, the Death Benefit will never be less than the Specified Amount. The Death Benefit will depend on which option you have chosen and the tax test you have elected, as discussed in greater detail below. Also, the Death Benefit may vary with the Cash Value of the policy, which will depend on investment performance and take into account any insurance provided by Riders, as well as outstanding Indebtedness and any due and unpaid monthly deductions that accrued during a Grace Period.

Death Benefit Options

There are three Death Benefit options under the policy. You may choose one.

If you do not choose one of the following Death Benefit options, we will assume that you intended to choose Death Benefit Option One.

Death Benefit Option One

The Death Benefit will be the greater of the Specified Amount or minimum required Death Benefit.

Death Benefit Option Two

The Death Benefit will be the greater of the Specified Amount plus the Cash Value as of the date of death, or the minimum required Death Benefit.

Death Benefit Option Three

The Death Benefit will be the greater of the Specified Amount plus the accumulated premium account (which consists of all Premium payments minus all partial surrenders to the date of death) or the minimum required Death Benefit. The amount of the accumulated premium account will be based on the Option Three Interest Rate stated on the Policy Data Page, and will be no less than zero or more than the Option Three Maximum Increase also stated on the Policy Data Page.

For any Death Benefit option, the calculation of the minimum required Death Benefit is shown on the Policy Data Page. Not all Death Benefit options are available in all states.

The Minimum Required Death Benefit

The policy has a minimum required Death Benefit. The minimum required Death Benefit is the lowest Death Benefit that will qualify the policy as life insurance under Section 7702 of the Code.

The tax tests for life insurance generally require that the policy has a significant element of life insurance and not be primarily an investment vehicle. At the time we issue the policy, you irrevocably elect one of the following tests to qualify the policy as life insurance under Section 7702 of the Code:

• the cash value accumulation test; or

• the guideline premium/cash value corridor test.

The cash value accumulation test determines the minimum required Death Benefit by multiplying the account value by a percentage determined by methodology set out in the federal tax regulations. The percentages depend upon the Insured's age, sex and underwriting classification. Under the cash value accumulation test, there is no limit to the amount that may be paid in premiums as long as there is sufficient Death Benefit in relation to the account value at all times.

The guideline premium/cash value corridor test determines the minimum required Death Benefit by comparing the Death Benefit to an applicable percentage of the Cash Value. These percentages are set out in the Code, but the percentage varies only by the Attained Age of the Insured.

Regardless of which test you elect, we will monitor compliance to assure that the policy meets the statutory definition of life insurance for federal tax purposes. As a result, the Proceeds payable under a policy should be excludable from gross income of the beneficiary for federal income tax purposes. Conversely, if in the unlikely event that the policy did not qualify as life insurance because your Death Benefit failed to amount to the minimum required Death Benefit, the Proceeds payable under the policy would be includable in the gross income of the beneficiary for federal income tax purposes. Because of this adverse consequence, we may refuse additional Premium payments or return the gross Premium payments to you so that the policy continues to meet the Code's definition of life insurance. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans," beginning on page 34.

If you do not elect a test, we will assume that you intended to elect the guideline premium/cash value corridor test.

Changes In The Death Benefit Option

After the first year from the Policy Date, you may elect to change the Death Benefit option under the policy from either Option One to Option Two, or from Option Two to Option One. You may not change from or to Option Three. We will permit only one change of Death Benefit option per policy year. The effective date of a change will be the monthly anniversary date following the date we approve the change.

For any change in the Death Benefit option to become effective, the Cash Surrender Value after the change must be sufficient to keep the policy In Force for at least three months.

We will adjust the Specified Amount so that the Net Amount At Risk remains constant before and after the Death Benefit option change. Because your Net Amount At Risk remains the same, changing the Death Benefit option by itself does not alter the policy’s cost of insurance. The policy’s charges going forward, however, will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in factors such as fluctuations in the policy's Cash Value, these charges may increase or decrease after the change of death benefit option. Notwithstanding, we will refuse a Death Benefit option change that would reduce the Specified Amount to a level where the Premium you have already paid would exceed any premium limit under the tax tests for life insurance.

Suicide

If the Insured dies by suicide, while sane or insane, within two years from the Policy Date, we will pay no more than the sum of the Premiums paid, less any Indebtedness, and less any partial surrenders. Similarly, if the Insured dies by suicide, while sane or insane, within two years from the date we accept an application for an increase in the Specified Amount, we will pay no more than the Death Benefit associated with the initial Specified Amount, plus the cost of insurance charges associated with the increase in Specified Amount.

Surrenders

Full Surrender

You may surrender the policy for the Cash Surrender Value at any time while the Insured is alive. We calculate the Cash Surrender Value based on the policy's Cash Value. For more information, see "Cash Value," beginning on page 13. To derive the Cash Surrender Value, we will deduct from the Cash Value Indebtedness and the surrender charge. The effective date of a surrender will coincide with the date on which we receive the policy and your written request at our Home Office.

Partial Surrender

You may request, in writing to our Home Office, a partial surrender of the policy’s Cash Surrender Value at any time while the policy is In Force. We may charge a $25 partial surrender fee. Currently, however, there is no charge. There are two kinds of partial surrenders. Preferred partial surrenders, of any number in the aggregate, will not exceed 5% of your policy's Cash Surrender Value as of the beginning of the year from the Policy Date. You must instruct us to treat a partial surrender as preferred at the same time you make your request; otherwise, we will treat it as an ordinary partial surrender. Ordinary partial surrenders will cause a reduction of your policy's Specified Amount. In any event, a partial surrender will reduce the Cash Value in each Sub-Account the same proportion as your current allocations, unless you instruct otherwise.

We reserve the right to limit partial surrenders to one per year from the Policy Date. The minimum amount of any partial surrender request is $1. The maximum aggregate amount of all partial surrenders cannot exceed 10% of your policy's Cash Surrender Value as of the beginning of each of the first ten years from the Policy Date. Thereafter, the maximum aggregate amount is limited to the Cash Surrender Value less the greater of $500 or three times your policy's total monthly charges. A partial surrender cannot cause the total Specified Amount to be reduced below the minimum Specified Amount indicated on the Policy Data Page, and after any partial surrender, the policy must continue to qualify as life insurance under Section 7702 of the Code. Partial surrenders may be subject to income tax penalties. They could also cause your policy to become a "modified endowment contract" under the Code, which would change the income tax treatment of any distributions from the policy. For more information, see "Periodic Withdrawals, Non-Periodic Withdrawals And Loans,” beginning on page 34.

Reduction Of Specified Amount On A Partial Surrender

There is no reduction of Specified Amount with preferred partial surrenders. When you take an ordinary partial surrender, we may reduce the Specified Amount to ensure that the Net Amount At Risk does not increase. Because your Net Amount At Risk is the same before and after the reduction, an ordinary partial surrender by itself does not alter the policy’s cost of insurance. The policy’s charges going forward will be based on a new Specified Amount that will change the calculation of those charges. Depending on changes in variables such as the Cash Value, these charges may increase or decrease after the reduction in Specified Amount.

Any reduction we make to the Specified Amount will be made in the following order:

• against the most recent increase in the Specified Amount;

• against the next most recent increases in the Specified Amount in succession; and

• against the Specified Amount under the original application.

The Payout Options

You have a number of options of receiving Proceeds, besides in a lump sum, which you may elect upon application. You may elect one or a combination of options. We will pay the Proceeds from our general account. If you do not make an election, when the Insured dies, the beneficiary may do so. If the beneficiary does not make an election, we will pay the Proceeds in a lump sum. Normally, we will make the lump sum payment within seven days after we receive your written request at our Home Office. We will postpone any payment of Proceeds, however, on the days we are unable to price Sub-Account Units. For more information, see "Valuation of Accumulation Units," beginning on page 13. To elect more than one payout option, you must apportion at least $2,000 per option, which would amount to a payment, at specified intervals, of at least $20. At any time before Proceeds become payable, you may request to change your payout option in writing to our Home Office. Changing the beneficiary of the policy will revoke the payout options in effect at that time. Proceeds are neither assignable nor subject to claims of creditors or legal process.

Please note that for the remainder of The Payout Options section, "you" means the person we are obligated to pay.

Interest Income

You keep the Proceeds with us to earn interest at a specified rate. The interest can be paid at the end of twelve-, six-, three- or one-month intervals or left to accumulate. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

Income For A Fixed Period

You keep the Proceeds with us, but are paid at specified intervals over a number of years (no more than 30). Each payment will consist of a portion of the Proceeds plus interest at a stated rate. The Proceeds can be paid at the beginning of twelve -, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest at an annually determined rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

Life Income With Payments Guaranteed

We pay you the Proceeds at specified intervals for a guaranteed period (10, 15 or 20 years), and, then, for the rest of your life, if you outlive the guaranteed period. The Proceeds can be paid at the beginning of twelve -, six-, three- or one-month intervals. During the guaranteed period, we will pay interest on the outstanding balance at a rate of at least 2.5% per annum, compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. If you die before the guaranteed period has elapsed, we will make the remaining payments to your estate. If you die after the guaranteed period has elapsed, we will make no payments to your estate.

Fixed Income For Varying Periods

You keep the Proceeds with us, but are paid a fixed amount at specified intervals until principal and interest have been exhausted. The total amount payable each year may not be less than 5% of the original Proceeds. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. You may withdraw any outstanding balance by making a written request of us at our Home Office. We will pay interest on the outstanding balance at a rate of at least 2.5% per annum compounded annually. We will determine annually if we will pay any interest in excess of 2.5%. Upon your death, we will pay any outstanding balance to your estate.

Joint And Survivor Life

We pay you the Proceeds in equal payments at specified intervals for the life of the last surviving payee. The Proceeds can be paid at the beginning of twelve-, six-, three- or one-month intervals. As the payments are based on the lifetimes of the payees, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon the death of the last surviving payee. We will make no payments to the last surviving payee's estate.

Alternate Life Income

We use the Proceeds to purchase an annuity with the payee as annuitant. The amount payable will be 102% of our current individual immediate annuity purchase rate on the date of the Insured's death, the Maturity Date or the date the policy is surrendered, as applicable. The Proceeds can be paid at the end of twelve-, six-, three- or one-month intervals. As the payments are based on your lifetime, you cannot withdraw any amount you designate to this option after payments begin. Also, payments will cease upon your death. We will make no payments to your estate.

Policy Loans

After the expiration of the free-look period and while the policy is In Force, you may take an advance of money from the Cash Value otherwise only available upon surrender or maturity, or upon payment of the Death Benefit. We call this advance a policy loan. You must make your request in writing at our Home Office. You may increase your risk of Lapse if you take a policy loan. There also may be adverse tax consequences. You should obtain competent tax advice before you decide to take a policy loan.

Loan Amount And Interest

There are two kinds of policy loans. Preferred policy loans, of any number in the aggregate, will not exceed 5% of your policy's Cash Surrender Value as of the beginning of the year from the Policy Date. Otherwise, the loan is an ordinary policy loan. The minimum policy loan you may take is $1. You may take no more than the maximum loan value, which is based on the policy's Cash Surrender Value less 10% of the Cash Value of your Sub-Account allocations. For more information, see "Full Surrender," beginning on page 30. We charge interest, at the maximum guaranteed rate of 3.9% per annum, on the amount of an outstanding loan, which will accrue daily and be payable at the end of each year from the Policy Date. If left unpaid, we will add the interest to the loan amount.

Collateral And Interest

As collateral or security, we will transfer a corresponding amount of Cash Value to the loan account in the same proportion as your Sub-Account allocations, unless you instruct otherwise. On this amount, we will credit interest daily based on the current rate in effect, which will not be less than the guaranteed interest crediting rates shown on the Policy Data Page. We may credit interest in excess of the guaranteed interest crediting rates. Currently, interest crediting rates are 3.9% and 3.0% per annum for preferred and ordinary loans, respectively, during years one through ten from the Policy Date, and 3.9% per annum on all policy loans thereafter.

Repayment

You may repay all or part of a policy loan at any time while your policy is In Force during the Insured’s lifetime. The minimum repayment is $50. Interest on the loan amount will be due and payable at the end of each year from the Policy Date. If left unpaid, we will add it to the loan amount by transferring a corresponding amount of Cash Value to the loan account in the same proportion as your Sub-Account allocations. While your policy loan is outstanding, we will continue to treat any payments that you make as a Premium payment, unless you instruct otherwise. Similarly, we will apply a loan repayment in the same proportion as your current Sub-Account allocations, unless you instruct otherwise. Outstanding ordinary policy loan balances will be satisfied by your loan repayments before outstanding preferred policy loans.

Net Effect Of Policy Loans

We will charge interest on the loan amount at the same time as the collateral amount will be credited interest. In effect, we will net the loan amount interest rate against the interest crediting rate, so that your actual cost of a policy loan will be less than the loan amount interest rate. For more information, see "In Summary: Fee Tables," in particular, the footnotes, beginning on page 5. Nevertheless, keep in mind that the Cash Value transferred to the loan account will not be affected by the Investment Experience of the Sub-Account portfolios. Whether repaid, a policy loan will affect the policy, the net Cash Surrender Value and the Death Benefit. If your total Indebtedness ever exceeds the policy's Cash Value less the policy's Surrender Charge, your policy may Lapse. Repaying a policy loan will cause the Death Benefit and net Cash Surrender Value to increase accordingly.

Lapse

The policy is at risk of Lapsing when the Cash Surrender Value is insufficient to cover the monthly deduction of periodic charges. However, it will not Lapse under the guaranteed policy continuation provision so long as you have at least paid the Policy Continuation Premium Amount, irrespective of poor investment results from your Net Premium allocation choices, or that the Cash Surrender Value is less than the amount of the policy's periodic charges deduction (or both). Subject to its conditions, you may also invoke the Policy Guard Rider to prevent the policy from Lapsing due to Indebtedness. For more information, see "Policy Guard Rider," beginning on page 21. In any event, there is a Grace Period before your policy will Lapse. Also, you may reinstate a policy that has Lapsed, subject to conditions.

Guaranteed Policy Continuation Provision

The policy will not Lapse if you have at least paid the Policy Continuation Premium Amount during the guaranteed policy continuation period, both as stated on the Policy Data Page. The Policy Continuation Premium Amount will vary by: the Insured's age; sex; underwriting class; any substandard ratings; the Specified Amount; and the Riders purchased. The Policy Continuation Premium Amount will not account, however, for any subsequent increases in the Specified Amount, policy loans or partial surrenders. For no charge, you may request that we determine whether your Premium payments are sufficient to keep the guaranteed policy continuation provision in effect at any time, and you should do so especially after you have: requested an increase in the Specified Amount; taken a policy loan; or requested a partial surrender.

The guaranteed policy continuation period will begin when we issue the policy and continue for the lesser of 30 years, or the number of years until the Insured reaches Attained Age 65, from the Policy Date. For policies issued to ages greater than 55, the guaranteed policy continuation period is ten years. When the guaranteed policy continuation period ends, if the Cash Surrender Value remains insufficient to cover the monthly deductions of periodic charges, the policy is at risk of Lapsing, and a Grace Period will begin. The guaranteed policy continuation provision is subject to state insurance restrictions and may be different in your state and for your policy. There is no charge for the guaranteed policy continuation provision.

Grace Period

We will send you a notice when the Grace Period begins. The notice will state an amount of Premium required to avoid Lapse that is equal to four times the current monthly deductions or, if it is less, the Premium that will bring the guaranteed policy continuation provision back into effect. If you do not pay this Premium within 61 days, the policy and all Riders will Lapse. The Grace Period will not alter the operation of the policy or the payment of Proceeds.

Reinstatement

You may reinstate a Lapsed policy by:

• submitting a written request at any time within three years after the end of the Grace Period and prior to the Maturity Date;

• providing further evidence of insurability we may require that is satisfactory to us;

• paying sufficient Premium to cover all policy charges that were due and unpaid during the Grace Period;

• paying sufficient Premium to keep the policy In Force for three months from the date of reinstatement, or, if the policy is in the guaranteed policy continuation period, paying the lesser of (a) and (b) where:

(a) is Premium sufficient to keep the policy In Force for three months from the date of reinstatement; and

(b) is Premium sufficient to bring the guaranteed policy continuation provision into effect; and

• paying or reinstating any Indebtedness against the policy which existed at the end of the Grace Period.

At the same time, you may also reinstate any Riders, but subject to evidence of insurability satisfactory to us.

The effective date of a reinstated policy, including any Riders, will be the monthly anniversary date on or next following the date we approve the application for reinstatement. If the policy is reinstated, the Cash Value on the date of reinstatement, will be set equal to the lesser of:

• the Cash Value at the end of the Grace Period; or

• the surrender charge for the year from the Policy Date in which the policy was reinstated.

We will then add any Premiums or loan repayments that you made to reinstate the policy.

The allocations to the Sub-Accounts in effect at the start of the Grace Period will be reinstated, unless you provide otherwise.

Taxes

The tax treatment of life insurance policies under the Code is a multifaceted subject. The tax treatment of your policy will depend on your particular circumstances. We urge you to seek competent tax advice regarding the tax treatment of the policy given your situation. The following discussion provides an overview of the Code’s provisions relating to certain common transactions involving a life insurance policy. It is not and cannot be comprehensive. It cannot replace consulting with a competent tax professional.

Types Of Taxes Of Which To Be Aware

Federal Income Tax. Generally, the United States assesses a tax on income which is broadly defined to include all items of income from whatever source, unless the item is specifically excluded. Certain expenditures can reduce income for tax purposes and correspondingly the amount of tax payable. These expenditures are called deductions. While there are many more income tax concepts under the Code, the concepts of "income" and "deduction" are the most fundamental to the federal income tax treatment that pertains to this policy.

Federal Transfer Tax. In addition to the income tax, the United States also assesses a tax on some or all of the value of certain transfers of wealth made by gift while a person is living (the federal gift tax), and by bequest or otherwise at the time of a person’s death (the federal estate tax).

The gift tax is imposed on the value of the property (including cash) transferred by gift. Each donor is allowed to exclude an amount (in 2006, up to $12,000 per recipient) from the value of the gift. In addition, each donor is allowed a credit against the first $1 million in lifetime gifts (calculated after taking into account the $12,000 exclusion amount). An unlimited marital deduction may be available for certain lifetime gifts made by the donor to the donor’s spouse. Unlike the estate tax, the gift tax is not scheduled to be repealed.

In general, in 2006, an estate of less than $2,000,000 (inclusive of certain pre-death gifts) will not incur a federal estate tax liability. The $2 million amount increases to $3.5 million in 2009. The federal estate tax (but not the gift tax) is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the estate tax is scheduled to be reinstated with respect to decedents who die after December 31, 2010. If the estate tax is reinstated and Congress has not acted further, the size of estates that will not incur an estate tax will revert to $1 million.

An unlimited marital deduction may be available for federal estate tax purposes for certain amounts that pass to the surviving spouse.

If the transfer is made to someone two or more generations younger than the transferor, the transfer may be subject to the federal generation-skipping transfer tax ("GSTT"). The GSTT provisions generally apply to the same transfers that are subject to estate or gift taxes. The tax is imposed at a flat rate equal to the maximum estate tax rate (for 2006, 46%, which will decrease again in 2007, when it will be 45%), and there is a provision for an aggregate $1 million exemption. The GSTT tax is scheduled to be repealed effective after 2009; however, unless Congress acts to make that repeal permanent, the GSTT tax is scheduled to be reinstated on January 1, 2011 at a rate of 55%.

State and Local Taxes. State and local estate, inheritance, income and other tax consequences of ownership or receipt of Policy Proceeds depend on the circumstances of each policy owner or beneficiary. While these taxes may or may not be substantial in your case, the specific nature of these taxes preclude a useful description of them in this prospectus.

Buying The Policy

Federal Income Tax. Generally, the Code treats life insurance Premiums as a personal expense. This means that under the general rule you cannot deduct from your taxable income the Premiums paid to purchase the policy.

Federal Transfer Tax. Generally, the Code treats the payment of Premiums on a life insurance policy as a gift when the Premium payment benefits someone else (such as where the premium is paid by someone other than the policy owner). Gifts are not generally included in the recipient’s taxable income. If you (whether or not you are the Insured) transfer ownership of the policy to another person, the transfer may be subject to a federal gift tax.

Investment Gain In The Policy

The income tax treatment of changes in the policy’s Cash Value depends on whether the policy is "life insurance" under the Code. If the policy meets the definition of life insurance, then the increase in the policy’s Cash Value is not included in your taxable income for federal income tax purposes unless it is distributed to you before the death of the insured.

To qualify as life insurance, the policy must meet certain tests set out in Section 7702 of the Code. For more information, see "The Minimum Required Death Benefit," beginning on page 29. In addition to meeting the tests required under Section 7702, Section 817(h) of the Code requires that the investments of the separate account be adequately diversified. Regulations under Code Section 817(h) provide that a variable life policy that fails to satisfy the diversification standards will not be treated as life insurance unless such failure was inadvertent, is corrected, and the policy owner or the issuer pays an amount to the IRS. If the failure to diversify is not corrected, the income and gain in the contract would be treated as taxable ordinary income for federal income tax purposes.

Representatives of the IRS have informally suggested, from time to time, that the number of underlying mutual funds available or the number of transfer opportunities available under a variable product may be relevant in determining whether the product qualifies for the desired tax treatment. In 2003, the IRS issued formal guidance, in Revenue Ruling 2003-91, that indicates that if the number of underlying mutual funds available in a variable insurance product does not exceed twenty, the number of funds alone would not cause the policy to not qualify for the desired tax treatment. The IRS has also indicated that exceeding 20 investment options may be considered a factor, along with other factors including the number of transfer opportunities available under the policy, when determining whether the policy qualifies for the desired tax treatment. The revenue ruling did not indicate the number of fund options, if any, that would cause the policy to not provide the desired tax treatment. Should the U.S. Secretary of the Treasury issue additional rules or regulations limiting the number of underlying mutual funds, transfers between underlying mutual funds, exchanges of underlying mutual funds or changes in investment objectives of underlying mutual funds such that the policy would no longer qualify as life insurance under Section 7702 of the Code, we will take whatever steps are available to remain in compliance.

We will monitor compliance with the Code Section 817(h) and the regulations applicable to Section 817(h) and, to the extent necessary, will change the objectives or assets of the Sub-Account investments to remain in compliance. We will also monitor the Policy’s compliance with Code Section 7702. Thus, the policy should receive federal income tax treatment as life insurance.

Periodic Withdrawals, Non-Periodic Withdrawals And Loans

The tax treatment described in this section applies to withdrawals and loans you choose to take from the policy. It also applies to Premiums we accept but then return to meet the Code's definition of life insurance. For more information, see "The Minimum Required Death Benefit," beginning on page 29.

The income tax treatment of distributions of cash from the policy depends on whether the policy is also a "modified endowment contract" under the Code. Generally, the income tax consequences of owning a life insurance contract that is not a modified endowment contract are more advantageous than the tax consequences of owning a life insurance contract that is a modified endowment contract.

The policies offered by this prospectus may or may not be issued as modified endowment contracts. If a contract is issued as a modified endowment contract, it will always be a modified endowment contract; a contract that is not issued as a modified endowment contract can become a modified endowment contract due to subsequent transactions with respect to the contract, such as payment of additional Premiums.

When the Policy is Life Insurance that is a Modified Endowment Contract. Section 7702A of the Code defines modified endowment contracts as those life insurance policies issued or materially changed on or after June 21, 1988 on which the total Premiums paid during the first seven years exceed the amount that would have been paid if the policy provided for paid up benefits after seven level annual Premiums. Under certain conditions, a policy may become a modified endowment contract, or may become subject to a new 7 year testing period as a result of a "material change" or a "reduction in benefits" as defined by Section 7702A(c) of the Code.

The Code provides special rules for the taxation of surrenders, partial surrenders, loans, collateral assignments and other pre-death distributions from modified endowment contracts. Under these special rules, such transactions are taxable to the extent that at the time of the transaction the Cash Value of the policy exceeds the Premiums previously paid into the policy. In addition, a 10% tax penalty generally applies to the taxable portion of such distributions unless the policy owner is over age 59½ or disabled, or the distribution is part of a series of substantially equal periodic payments as defined in the Code.

When the Policy is Life Insurance that is NOT a Modified Endowment Contract. If the policy is not issued as a modified endowment contract, Nationwide will monitor Premiums paid and will notify the policy owner when the policy is in jeopardy of becoming a modified endowment contract. If a policy is not a modified endowment contract, a cash distribution during the first 15 years after a policy is issued which causes a reduction in Death Benefits may still become fully or partially taxable to the policy owner pursuant to Section 7702(f)(7) of the Code. You should carefully consider this potential tax ramification and seek further information before initiating any changes in the terms of the policy.

Distributions from life insurance contracts that are not modified endowment contracts are treated as being (a) from the Premiums paid into the contract, and then (b) from the income in the contract. Because Premium payments are generally nondeductible, distributions not in excess of aggregate Premium payments are generally not includible in income; instead, they reduce the owner’s "cost basis" in the contract. In addition, a loan from life insurance contracts that are not modified endowment contracts are not taxable when made, although it can be treated as a distribution if it is forgiven during the owner’s lifetime. Contracts that are not modified endowment contracts are not subject to the 10% early distribution penalty tax.

Surrender Of The Policy

A total surrender or cancellation of the policy by Lapse or the maturity of the policy on its Maturity Date may have adverse tax consequences. If the amount you receive plus total policy Indebtedness exceeds the Premiums paid into the policy, then the excess generally will be treated as taxable income, regardless of whether or not the policy is a modified endowment contract. In certain circumstances, for example, when the policy Indebtedness is very large, the amount of tax could exceed the amount distributed to you at surrender.

Withholding

Distributions of income from a life insurance policy, including a life insurance policy that is a modified endowment contract, are subject to federal income tax withholding. Generally, the recipient may elect not to have the withholding taken from the distribution. We will withhold income tax unless you advise us, in writing, of your request not to withhold. If you request that taxes not be withheld, or if the taxes withheld are insufficient, you may be liable for payment of an estimated tax.

A distribution of income from a contract may be subject to mandatory back-up withholding. Mandatory backup withholding means we are required to withhold taxes on a distribution, at the rate established by Section 3406 of the Code, and the recipient cannot elect to receive the entire distribution at once. Mandatory backup withholding may arise if we have not been provided a taxpayer identification number, or if the IRS notifies us that back-up withholding is required.

In certain employer-sponsored life insurance arrangements, participants may be required to report for income tax purposes, one or more of the following:

• the value each year of the life insurance protection provided;

• an amount equal to any employer-paid Premiums;

• some or all of the amount by which the current value exceeds the employer’s interest in the policy or

• interest that is deemed to have been forgiven on a loan that was deemed to have been made by the employer.

Participants in an employer sponsored plan relating to this policy should consult with the sponsor or the administrator of the plan, and/or with their personal tax or legal adviser, to determine the tax consequences, if any, of their employer-sponsored life insurance arrangements.

Exchanging The Policy For Another Life Insurance Policy

As described in the section "Surrenders," you ordinarily will pay taxes on amounts that you receive in excess of your Premium payments when you completely surrender the policy. If, however, you exchange the policy for another life insurance policy, a modified endowment contract or an annuity contract, you will not be taxed on the excess amount if the exchange meets the requirements of Code Section 1035. To meet Section 1035 requirements, the Insured named in the policy must be the Insured for the new policy or contract.

Also, the new policy or contract cannot extend the Maturity Date of the policy or otherwise delay a distribution that would extend when tax would be payable under the policy.

Generally, the new policy or contract will be treated as having the same date of issue and tax basis as the old contract.

If the contract is subject to a policy Indebtedness which is discharged as part of the exchange transaction, the discharge of the Indebtedness may be taxable. Owners should consult with their personal tax or legal advisors in structuring any policy exchange transaction.

Taxation Of Death Benefits

Federal Income Tax. The amount of the Death Benefit payable under a policy generally is excludable from gross income of the beneficiary under Section 101 of the Code. However, if the policy is transferred to a new owner for valuable consideration, then a portion of the Death Benefit may be includable in the beneficiary’s gross income when it is paid.

Federal Transfer Taxes. When the Insured dies, the Death Benefit will generally be included in such Insured's federal gross estate if: (1) the Proceeds were payable to or for the benefit of the Insured's estate; or (2) the Insured held any "incident of ownership" in the policy at death or at any time within three years of death. An incident of ownership is, in general, any right that may be exercised by the policy owner, such as the right to borrow on the policy, or the right to name a new beneficiary. If the beneficiary is two or more generations younger than the Insured, the payment of the Proceeds at the death of the Insured may be subject to the GSTT. Pursuant to regulations issued by the U.S. Secretary of the Treasury, we may be required to withhold a portion of the Proceeds and pay them directly to the IRS as the GSTT liability.

If the owner of the contract is not the Insured or the beneficiary, payment of the death benefit to the beneficiary will be treated as a gift by the owner to the beneficiary.

Terminal Illness

Certain distributions made under a policy on the life of a "terminally ill individual" or a "chronically ill individual," as those terms are defined in the Code, are treated as death proceeds. These distributions from the policy are subject to the Death Benefit rules of Section 101 of the Code.

Special Considerations For Corporations

Section 264 of the Code imposes numerous limitations on the interest and other business deductions that may otherwise be available to businesses that own life insurance policies. In addition, the Premium paid by a business for a life insurance policy is not deductible as a business expense or otherwise if the business is directly or indirectly a beneficiary of the policy.

For purposes of the alternative minimum tax ("AMT") that may be imposed on corporations, the Death Benefit from a life insurance policy, even though excluded from gross income for normal tax purposes, is included in "adjusted current earnings" for AMT purposes. In addition, although increases to the Cash Surrender Value of a life insurance policy are generally excluded from gross income for normal income tax purposes, such increases are included in adjusted current earnings for income tax purposes.

Due to the complexity of these rules, and because they are affected by your facts and circumstances, you should consult with legal and tax counsel and other competent advisers regarding these matters.

Federal appellate and trial courts have examined the economic substance of transactions involving life insurance policies owned by corporations. These cases involved relatively large loans against the policy’s Cash Value as well as tax deductions for the interest paid on the policy loans by the corporate policy owner to the insurance company. Under the particular factual circumstances in these cases, the courts determined that the corporate policy owners should not have taken tax deductions for the interest paid. Accordingly, the court determined that the corporations should have paid taxes on the amounts deducted. Corporations should consider, in consultation with tax professionals familiar with these matters, the impact of these decisions on the corporation’s intended use of the policy.

Taxes And The Value Of Your Policy

As discussed in "Charges," the Accumulation Units you hold in the separate account are adjusted to reflect a Premium Tax charge for certain taxes assessed by federal and state taxing authorities. This charge relates to taxes associated with the payment of Premium or certain other policy acquisition costs. This charge decreases your Accumulation Unit values.

For federal income tax purposes, the separate account is not a separate entity from Nationwide Life Insurance Company. Thus, the tax status of the separate account is not distinct from our status as a life insurance company. Investment income and realized capital gains on the assets of the separate account are reinvested and taken into account in determining the value of Sub-Account Units. As a result, such investment income and realized capital gains are automatically applied to increase reserves under the policies.

At present, we do not initially expect to incur any federal income tax liability that would be chargeable to the Accumulation Units you hold in the separate account. Based upon these expectations, no charge is currently being made against your Accumulation Units in the separate account for federal income taxes. If, however, we determine that taxes may be incurred, we reserve the right to assess a charge for taxes.

We may also incur state and local taxes (in addition to those described in the discussion of the Premium Taxes) in several states. At present, these taxes are not significant. If they increase, however, charges for such taxes may be made that would decrease the value of your Accumulation Units in the separate account.

Non-Resident Aliens and Other Persons Who are not Citizens of the United States

Special income tax laws and rules apply to non-resident aliens of the United States including certain withholding requirements with respect to pre-death distributions from the policy. In addition, foreign law may impose additional taxes on the policy, the Death Benefit, or other distributions and/or ownership of the policy.

In addition, special gift, estate and GSTT laws and rules may apply to non-resident aliens, and to transfers to persons who are not citizens of the United States, including limitations on the marital deduction if the surviving or donee spouse is not a citizen of the United States.

If you are a non-resident alien, or a resident alien, or if any of your beneficiaries (including your spouse) are not citizens of the United States, you should confer with a competent tax professional with respect to the tax treatment of this policy.

Tax Changes

The foregoing discussion, which is based on our understanding of federal tax laws as currently interpreted by the IRS, is general and is not intended as tax advice.

The Code has been subjected to numerous amendments and changes, and it is reasonable to believe that it will continue to be revised. The United States Congress has, in the past, considered numerous legislative proposals that, if enacted, could change the tax treatment of the policies. It is reasonable to believe that such proposals, and future proposals, may be enacted into law. The U.S. Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing law that may be at variance with its current positions on these matters. In addition, current state law (which is not discussed herein), and future amendments to state law, may affect the tax consequences of the policy.

If you, the Insured, the beneficiary or other person receiving any benefit or interest in or from the policy is not both a resident and citizen of the United States, there may be a tax imposed by a foreign country, in addition to any tax imposed by the United States. The foreign law (including regulations, rulings, and case law) may change and impose additional taxes on the policy, payment of the Death Benefit, or other distributions and/or ownership of the policy, or a treaty may be amended and all or part of the favorable treatment may be eliminated.

Any or all of the foregoing may change from time to time without any notice, and the tax consequences arising out of a policy may be changed retroactively. There is no way of predicting if, when, or to what extent any such change may take place. We make no representation as to the likelihood of the continuation of these current laws, interpretations, and policies.

In 2001, the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA) was enacted into law. EGTRRA contained numerous changes to the federal income, gift, estate and generation skipping transfer taxes, many of which are not scheduled to become effective until a future date. Among other matters, EGTRRA provides for the repeal of the federal estate and generation skipping transfer taxes after 2009; however, unless Congress and the President enact additional legislation, EGTRRA also provides that all of those changes will "sunset" after 2010, and the estate and generation skipping transfer taxes will be reinstated as if EGTRRA had never been enacted.

The foregoing is a general explanation as to certain tax matters pertaining to insurance policies. It is not intended to be legal or tax advice. You should consult your independent legal, tax and/or financial adviser.

Nationwide Life Insurance Company

We are a stock life insurance company organized under Ohio law. We were founded in March, 1929 and our Home Office is One Nationwide Plaza, Columbus, Ohio 43215. We provide long-term savings products by issuing life insurance, annuities and other retirement products.

Nationwide VLI Separate Account-6

Organization, Registration And Operation

Nationwide VLI Separate Account-6 is a separate account established under Ohio law. We own the assets in this account, and we are obligated to pay all benefits under the policies. We may use the account to support other variable life insurance policies we issue. It is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act") and qualifies as a "separate account" within the meaning of the federal securities laws. This registration, however, does not involve the SEC’s supervision of this account’s management or investment practice or policies.

It is divided into Sub-Accounts that may invest in shares of the available Sub-Account portfolios. We buy and sell the Sub-Account portfolio shares at NAV. Any dividends and distributions from a Sub-Account portfolio are reinvested at NAV in shares of that Sub-Account portfolio.

Income, gains, and losses, whether or not realized, from the assets in the account will be credited to, or charged against, the account without regard to our other income, gains, or losses. Income, gains, and losses credited to, or charged against, a Sub-Account reflect the Sub-Account’s own Investment Experience and not the Investment Experience of our other assets. Its assets are held separately from our other assets and are not part of our general account. We may not use the separate account’s assets to pay any of our liabilities other than those arising from the policies. If the separate account’s assets exceed the required reserves and its other liabilities, we may transfer the excess to our general account. The separate account may include other Sub-Accounts that are not available under the policies, and are not discussed in this prospectus.

If investment in the mutual funds or a particular portfolio is no longer possible, in our judgment becomes inappropriate for the purposes of the policy, or for any other reason in our sole discretion, we may substitute another mutual fund or portfolio without your consent. The substituted mutual fund or portfolio may have different fees and expenses. Substitution may be made with respect to existing investments or the investments of future Premium, or both. We will comply with federal securities laws to effect a substitution. Furthermore, we may close Sub-Accounts to allocations of Premiums or policy value, or both, at any time in our sole discretion. The mutual funds, which sell their shares to the Sub-Accounts pursuant to participation agreements, also may terminate these agreements and discontinue offering their shares to the Sub-Accounts.

In addition, we reserve the right to make other structural and operational changes affecting this separate account.

We do not guarantee any money you place in this separate account. The value of each Sub-Account will increase or decrease, depending on the investment performance of the corresponding portfolio. You could lose some or all of your money.

Addition, Deletion Or Substitution Of Mutual Funds

Where permitted by applicable law, we reserve the right to:

• remove, combine, or add Sub-Accounts and make new Sub-Accounts available;

• substitute shares of another mutual fund, which may have different fees and expenses, for shares of an existing mutual fund;

• transfer assets supporting the policies from one Sub-Account to another or from one separate account to another;

• combine the separate account with other separate accounts, and/or create new separate accounts;

• deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by the law; and

• modify the policy provisions to reflect changes in the Sub-Accounts and the separate account to comply with applicable law.

Voting Rights

Unless there is a change in existing law, we will vote our shares only as you instruct on all matters submitted to shareholders of the portfolios.

Before a vote of a portfolio’s shareholders occurs, you will have the right to instruct us based on the number of portfolio shares that corresponds to the amount of policy account value you have in the portfolio (as of a date set by the portfolio). We will vote shares for which no instructions are received in the same proportion as those that are received.

The number of shares which a policy owner may vote is determined by dividing the Cash Value of the amount they have allocated to an underlying mutual fund by the NAV of that underlying mutual fund. We will designate a date for this determination not more than 90 days before the shareholder meeting.

Legal Proceedings

Nationwide Life Insurance Company

Nationwide is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters, including certain of those referred to below, are in very preliminary stages, and Nationwide does not have sufficient information to make an assessment of plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. Nationwide does not believe, based on information currently known by Nationwide’s management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on Nationwide’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on Nationwide’s consolidated financial results in a particular quarterly or annual period.

In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than Nationwide.

The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the NASD and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. Nationwide has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by Nationwide. Nationwide has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by Nationwide and its affiliates in December 2003 and April 2005, respectively, and no further information requests have been received with respect to these matters.

In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements issued to back Nationwide’s MTN programs. Related investigations and proceedings may be commenced in the future. Nationwide and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to these investigations into compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing Nationwide’s MTN program. Nationwide is cooperating with regulators in connection with these inquiries and will cooperate with Nationwide Mutual Insurance Company (NMIC), Nationwide’s ultimate parent, in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.

These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of Nationwide’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on Nationwide in the future.

On February 11, 2005, Nationwide was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum annual premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of: all residents of the United States and the Virgin Islands who, during the Class Period paid premiums on a modal basis to Nationwide for term life insurance policies issued by Nationwide during the Class Period which provide for guaranteed maximum premiums, excluding products NWLA-224 (and all state variations thereof), Life 4608 (and all state variations thereof), and policy forms Life 4219, Life 4290, and Life 3617. Excluded from the class are: Nationwide; any parent, subsidiary or affiliate of Nationwide; all employees, officers and directors of Nationwide; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The Class Period is from February 10, 1990, through the date the Class is certified. Nationwide intends to defend this lawsuit vigorously.

On April 13, 2004, Nationwide was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. Nationwide removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in Nationwide’s annuities sub-accounts, any allegation based on Nationwide’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of Nationwide annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if Nationwide is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to Nationwide’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an Nationwide annuity or insurance product) units of any Nationwide sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 24, 2005, Nationwide filed a motion to dismiss the First Amended Complaint. The plaintiff has opposed that motion. Nationwide intends to defend this lawsuit vigorously.

On January 21, 2004, Nationwide was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that Nationwide and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for: (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys’ fees. Nationwide filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. On March 23, 2005, Nationwide filed its answer, and on December 30, 2005, Nationwide filed a motion for summary judgment. Nationwide intends to defend this lawsuit vigorously.

On October 31, 2003, Nationwide and Nationwide Life and Annuity Insurance Company (NLAIC) were named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by Nationwide or NLAIC which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. Nationwide and NLAIC filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted the motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. Nationwide and NLAIC intend to defend this lawsuit vigorously.

On August 15, 2001, Nationwide was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint four times. As amended, in the current complaint, filed March 21, 2006, the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from Nationwide. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that Nationwide breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by Nationwide, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. Nationwide opposed that motion on December 24, 2003. On July 6, 2004, Nationwide filed a Revised Memorandum in Support of Summary Judgment. On February 24, 2006, Nationwide’s motion for summary judgment was denied. On March 7, 2006, the plaintiff’s motion for class certification was denied without prejudice. Nationwide intends to defend this lawsuit vigorously.

Nationwide Investment Services Corporation

The general distributor, Nationwide Investment Services Corporation, is not engaged in litigation of a material nature.

Financial Statements
The Statement of Additional Information (SAI) contains financial statements of the variable account and consolidated financial statements for Nationwide Life Insurance Company and subsidiaries. You may obtain a copy of the SAI free of charge by contacting us at the address or telephone number on the first page of this prospectus. Please consider the consolidated financial statements of the company only as bearing on our ability to meet the obligations under the policy. You should not consider the consolidated financial statements of the company and subsidiaries as affecting the investment performance of the assets of the separate account.

Appendix A: Available Sub-Accounts
The Sub-Accounts listed below invest in corresponding mutual funds that are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies.

The Sub-Account portfolios listed below are designed primarily as investments for variable annuity contracts and variable life insurance policies issued by insurance companies. There is no guarantee that the investment objectives will be met. We have entered into agency agreements with certain broker-dealer firms to distribute the policy. Some of those firms have an affiliate that acts as an investment adviser or a subadviser to one or more of the underlying funds that are offered under the policy. You have voting rights with respect to the Sub-Accounts. For more information, see "Voting Rights," beginning on page 39.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.

American Century Variable Portfolios, Inc. - American Century VP Income & Growth Fund: Class III
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.

American Century Variable Portfolios, Inc. - American Century VP Ultra Fund: Class III
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.

American Century Variable Portfolios, Inc. - American Century VP Value Fund: Class III
Investment Adviser:	American Century Investment Management, Inc.
Investment Objective:	Long-term capital growth with income as a secondary objective.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Reasonable income.

Fidelity Variable Insurance Products Fund - VIP Equity-Income Portfolio: Service Class 2R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Reasonable income.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.

Fidelity Variable Insurance Products Fund - VIP Growth Portfolio: Service Class 2R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Fidelity Variable Insurance Products Fund II - VIP Contrafund® Portfolio: Service Class 2
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital appreciation.

Fidelity Variable Insurance Products Fund II - VIP Contrafund® Portfolio: Service Class 2R
Investment Adviser:	Fidelity Management & Research Company
Sub-adviser:	FMR Co., Inc.
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Federated GVIT High Income Bond Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Federated Investment Management Company
Investment Objective:	High current income.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Government Bond Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	To provide as high level of income as is consistent with the preservation of capital.

Gartmore Variable Insurance Trust - Gartmore GVIT Government Bond Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	To provide as high level of income as is consistent with the preservation of capital.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Investor Destinations Funds: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Gartmore GVIT Investor Destinations Conservative Fund: Class II	Investment Objective:	High level of return consistent with a conservative level of risk compared to the other Investor Destination Funds.
Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class II	Investment Objective:	High level of total return consistent with a moderately conservative level of risk.
Gartmore GVIT Investor Destinations Moderate Fund: Class II	Investment Objective:	High level of total return consistent with a moderate level of risk as compared to other Investor Destination Funds.
Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class II	Investment Objective:	Growth of capital, but also seeks income consistent with a moderately aggressive level of risk as compared to the other Investor Destination Funds.
Gartmore GVIT Investor Destinations Aggressive Fund: Class II	Investment Objective:	To maximize growth of capital consistent with a more aggressive level of risk as compared to the other Investor Destination Funds.

The Gartmore GVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors. Please refer to the prospectus for the Gartmore GVIT Investor Destinations Funds for more information.

Gartmore Variable Insurance Trust - Gartmore GVIT Investor Destinations Funds: Class VI
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Gartmore GVIT Investor Destinations Conservative Fund: Class VI	Investment Objective:	To maximize total investment return by seeking income and, secondarily, long term growth of capital.
Gartmore GVIT Investor Destinations Moderately Conservative Fund: Class VI	Investment Objective:	To maximize total investment return by seeking income and, secondarily, long term growth of capital.
Gartmore GVIT Investor Destinations Moderate Fund: Class VI	Investment Objective:	To maximize total investment return primarily by seeking growth of capital and income.
Gartmore GVIT Investor Destinations Moderately Aggressive Fund: Class VI	Investment Objective:	To maximize total investment return primarily by seeking growth of capital but also income.
Gartmore GVIT Investor Destinations Aggressive Fund: Class VI	Investment Objective:	To maximize total investment return primarily by seeking growth of capital.
These underlying mutual funds assess a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

The Gartmore GVIT Investor Destinations Funds are designed to provide diversification and asset allocation across several types of investments and asset classes, primarily by investing in underlying funds. Therefore, a proportionate share of the fees and expenses of the underlying funds are indirectly borne by investors. Please refer to the prospectus for the Gartmore GVIT Investor Destinations Funds for more information.

Gartmore Variable Insurance Trust - Gartmore GVIT Mid Cap Growth Fund: Class I
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.

Gartmore Variable Insurance Trust - Gartmore GVIT Mid Cap Growth Fund: Class III
This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Long-term capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - Gartmore GVIT Money Market Fund II
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	High level of current income as is consistent with the preservation of capital and maintenance of liquidity.

Gartmore Variable Insurance Trust - Gartmore GVIT Nationwide® Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.

Gartmore Variable Insurance Trust - Gartmore GVIT Nationwide® Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Investment Objective:	Total return through a flexible combination of capital appreciation and current income.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - GVIT Small Cap Growth Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.

Gartmore Variable Insurance Trust - GVIT Small Cap Growth Fund: Class III
This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:	Oberweis Asset Management, Inc.; Waddell & Reed Investment Management Company
Investment Objective:	Capital growth.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - GVIT Small Cap Value Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.

Gartmore Variable Insurance Trust - GVIT Small Cap Value Fund: Class III
This underlying mutual fund is only available in policies issued before May 1, 2004.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-adviser:	Epoch Investment Partners, Inc.; J.P. Morgan Investment Management Inc.
Investment Objective:	Capital appreciation.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Gartmore Variable Insurance Trust - GVIT Small Company Fund: Class II
This underlying mutual fund is no longer available to receive transfers or new purchase payments effective May 1, 2005.
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:
American Century Investment Management Inc.; Franklin Portfolio Associates LLC; Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company; Morgan Stanley Investment Management Inc.; Neuberger Berman, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.

Gartmore Variable Insurance Trust - GVIT Small Company Fund: Class III
Investment Adviser:	Gartmore Mutual Fund Capital Trust, an indirect subsidiary of Nationwide Mutual Insurance Company.
Sub-advisers:
American Century Investment Management Inc.; Franklin Portfolio Associates LLC; Gartmore Global Partners, an indirect subsidiary of Nationwide Mutual Insurance Company; Morgan Stanley Investment Management Inc.; Neuberger Berman, LLC; Waddell & Reed Investment Management Company

Investment Objective:	Long-term growth of capital.
This underlying mutual fund assesses a short-term trading fee (please see "Short-Term Trading Fees" earlier in this prospectus).

Rydex Variable Trust - Absolute Return Strategies Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation consistent with the return and risk characteristics of the hedge fund universe and, secondarily, to achieve these returns with low correlation to and less volatility than equity indices.

Rydex Variable Trust - Banking Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that are involved in the banking sector, including commercial banks (and their holding companies) and savings and loan institutions.

Rydex Variable Trust - Basic Materials Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies engaged in the mining, manufacture, or sale of basic materials, such as lumber, steel, iron, aluminum, concrete, chemicals and other basic building and manufacturing materials.

Rydex Variable Trust - Biotechnology Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies that are involved in the biotechnology industry, including companies involved in research and development, genetic or other biological engineering, and in the design, manufacture, or sale of related biotechnology products or services.

Rydex Variable Trust - Commodities Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Long-term capital appreciation through an investment in commodity-linked instruments.

Rydex Variable Trust - Consumer Products Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies engaged in manufacturing finished goods and services both domestically and internationally.

Rydex Variable Trust - Dynamic Dow Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to 200% of the daily performance of the Dow Jones Industrial AverageSM.

Rydex Variable Trust - Dynamic OTC Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to 200% of the daily performance of the NASDAQ 100 Index®.

Rydex Variable Trust - Dynamic S&P 500 Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to 200% of the daily performance of the S&P 500® Index.

Rydex Variable Trust - Dynamic Strengthening Dollar Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to 200% of the daily performance of the U.S. Dollar Index.

Rydex Variable Trust - Dynamic Weakening Dollar Fund (formerly, Rydex Variable Trust - Weakening Dollar Fund)
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to 200% of the daily performance of the U.S. Dollar Index.

Rydex Variable Trust - Electronics Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies that are involved in the electronics sector, including semiconductor manufacturers and distributors, and makers and vendors of other electronic components and devices.

Rydex Variable Trust - Energy Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies involved in the energy field, including the exploration, production, and development of oil, gas, coal and alternative sources of energy.

Rydex Variable Trust - Energy Services Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies that are involved in the energy services field, including those that provide services and equipment in the areas of oil, coal, and gas exploration and production.

Rydex Variable Trust - Europe Advantage Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the Dow Jones STOXX 50SM Index.

Rydex Variable Trust - Financial Services Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that are involved in the financial services sector.

Rydex Variable Trust - Government Long Bond Advantage Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond with 120% of the daily price movement of the Long Treasury Bond.

Rydex Variable Trust - Health Care Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that are involved in the health care industry.

Rydex Variable Trust - Hedged Equity Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation consistent with the return and risk characteristics of the long/short hedge fund universe and, secondarily, to achieve these returns with low correlation to and less volatility than equity indices.

Rydex Variable Trust - Internet Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that provide products or services designed for or related to the Internet.

Rydex Variable Trust - Inverse Dynamic Dow Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to 200% of the daily performance of the Dow Jones Industrial AverageSM.

Rydex Variable Trust- Inverse Government Long Bond Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to the daily performance of the Long Treasury Bond.

Rydex Variable Trust - Inverse Mid-Cap Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to the daily performance of the S&P Mid Cap 400® Index.

Rydex Variable Trust - Inverse OTC Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to the daily performance of the NASDAQ 100 Index®.

Rydex Variable Trust - Inverse Russell 2000 Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that inversely correspond to the daily performance of the Russell 2000 Index®.

Rydex Variable Trust - Inverse S&P 500 Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that will inversely correlate to the daily performance of the S&P 500® Index.

Rydex Variable Trust - Japan Advantage Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correlate to the daily performance of the Topix 100 Index.

Rydex Variable Trust - Large-Cap Growth Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P 500/Barra Growth® Index.

Rydex Variable Trust - Large-Cap Value Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P 500/Barra Value® Index.

Rydex Variable Trust - Leisure Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies engaged in leisure and entertainment businesses.

Rydex Variable Trust - Mid-Cap Advantage Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P MidCap 400® Index.

Rydex Variable Trust - Mid-Cap Growth Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P MidCap 400/Barra Growth® Index.

Rydex Variable Trust - Mid-Cap Value Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P MidCap 400/Barra Value® Index.

Rydex Variable Trust - Multi - Cap Core Equity Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Long-term capital appreciation

Rydex Variable Trust - Nova Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to 150% of the daily performance of the S&P 500® Index.

Rydex Variable Trust - OTC Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the NASDAQ 100 Index®.

Rydex Variable Trust - Precious Metals Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in U.S. and foreign companies that are involved in the precious metals sector, including exploration, mining, production and development, and other precious metals-related services.

Rydex Variable Trust - Real Estate Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that are involved in the real estate industry including real estate investment trusts.

Rydex Variable Trust - Retailing Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies engaged in merchandising finished goods and services, including department stores, restaurant franchises, mail order operations and other companies involved in selling products to consumers.

Rydex Variable Trust - Russell 2000 Advantage Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the Russell 2000 Index®.

Rydex Variable Trust - Sector Rotation Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Long-term capital appreciation.

Rydex Variable Trust - Small-Cap Growth Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P SmallCap 600/Barra Growth® Index.

Rydex Variable Trust - Small-Cap Value Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Investment results that correspond to the daily performance of the S&P SmallCap 600/Barra Value® Index.

Rydex Variable Trust - Technology Fund
Investment Adviser:	Rydex Investments
Investment Objective:
Capital appreciation by investing in companies that are involved in the technology sector, including computer software and service companies, semiconductor manufacturers, networking and telecommunications equipment manufacturers, PC hardware and peripherals companies.

Rydex Variable Trust - Telecommunications Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies engaged in the development, manufacture, or sale of communications services or communications equipment.

Rydex Variable Trust - Transportation Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies engaged in providing transportation services or companies engaged in the design, manufacture, distribution, or sale of transportation equipment.

Rydex Variable Trust - Utilities Fund
Investment Adviser:	Rydex Investments
Investment Objective:	Capital appreciation by investing in companies that operate public utilities.

Please refer to the prospectus for each sub-account portfolio for more detailed information.

Appendix B: Definitions

Accumulation Unit - The measure of your investment in, or share of, a Sub-Account after we deduct for transaction fees and periodic charges. Initially, we set the Accumulation Unit value at $10 for each Sub-Account.

Attained Age - The Insured’s age upon the issue of full insurance coverage plus the number of full years since the Policy Date.
Cash Surrender Value - The Cash Value, subject to Indebtedness and the surrender charge.

Cash Value - The total of the Sub-Accounts you have chosen, which will vary with Investment Experience, and the policy loan account, to which interest will be credited daily. We will deduct partial surrenders and the policy's periodic charges from the Cash Value.

Code - The Internal Revenue Code of 1986, as amended.
Death Benefit - The amount we pay to the beneficiary upon the Insured’s death, before payment of any unpaid outstanding loan balances or charges.
FDIC - Federal Deposit Insurance Corporation.
Grace Period - A 61-day period after which the Policy will Lapse if you do not make a sufficient payment.
Home Office - Our Home Offices are located at One Nationwide Plaza, Columbus, Ohio 43215.
In Force - The insurance coverage is in effect.
Indebtedness - The total amount of all outstanding policy loans, including principal and interest due.
Insured - The person whose life we insure under the policy, and whose death triggers the Death Benefit.
Investment Experience - The performance of a mutual fund in which a Sub-Account portfolio invests.
Lapse - The policy terminates without value.
Maturity Date - The policy anniversary on or next following the Insured's 100th birthday.
NCUSIF - Nationwide Credit Union Share Insurance Fund.
Net Amount At Risk - The policy’s base Death Benefit minus the policy’s Cash Value.

Net Asset Value (NAV) - The price each share of a mutual fund in which a Sub-Account portfolio invests. It is calculated by subtracting the mutual fund’s liabilities from its total assets, and dividing that figure by the number of shares outstanding. We use NAV to calculate the value of Accumulation Units. NAV does not reflect deductions we make for charges we take from Sub-Accounts. Accumulation Unit values do reflect these deductions.

Net Premium - Premium after transaction charges, but before any allocation to an investment option.

Policy Continuation Premium Amount - The amount of Premium, on a monthly basis from the Policy Date, stated on the Policy Data Page, that you must pay, in the aggregate, to keep the policy In Force under the Guaranteed policy continuation provision; however, this amount does not account for any increases in the Specified Amount, policy loans or partial surrenders, so you should anticipate paying more if you intend to request an increase in Specified Amount; take a policy loan; or request a partial surrender.

Policy Data Page(s) - The Policy Data Page contains more detailed information about the policy, some of which is unique and particular to the owner, the beneficiary and the Insured.

Policy Date - The date the policy takes effect as shown on the Policy Data Page. Policy years and months are measured from this date.

Policy Proceeds or Proceeds - Policy Proceeds may constitute the Death Benefit, or the amount payable if the policy matures or you choose to surrender the policy adjusted to account for any unpaid charges or policy loans and Rider benefits.

Premium - The amount of money you pay to begin and continue the policy.
Premium Load - The aggregate of the sales load and premium tax charges.
Rider - An optional benefit you may purchase under the policy.
SEC - The Securities and Exchange Commission.
Specified Amount - The dollar or face amount of insurance coverage the owner selects.
Sub-Accounts - The mechanism we use to account for your allocations of Net Premium and cash value among the policy’s variable investment options.
Us, we, our or the company - Nationwide Life Insurance Company.

Valuation Period - The period during which we determine the change in the value of the Sub-Accounts. One Valuation Period ends and another begins with the close of normal trading on the New York Stock Exchange.

You, your or the policy owner or Owner - The person named as the owner in the application, or the person assigned ownership rights.

Outside back cover page

To learn more about this policy, you should read the Statement of Additional Information (the "SAI") dated the same date as this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, net cash surrender values, and cash values, and to request other information about this policy please call our Service Center at 1-800-547-7548 (TDD: 1-800-238-3035) or write to us at our Service Center at Nationwide Life Insurance Company, 5100 Rings Road, RR1-04-D4, Columbus, OH 43017-1522.

The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the policy. Information about us and the policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F Street NE, Washington, D.C. 20549. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 551-8090.

Investment Company Act of 1940 Registration File No. 811-21398
Securities Act of 1933 Registration File No. 333-106908

Nationwide VLI Separate Account-6
(Registrant)

Nationwide Life Insurance Company
(Depositor)

5100 Rings Road, RR1-04-D4
Dublin, OH 43017-1522
1-800-547-7548
TDD: 1-800-238-3035

STATEMENT OF ADDITIONAL INFORMATION

Flexible Premium Variable Universal Life Insurance Policies

This Statement of Additional Information ("SAI'') contains additional information regarding the individual flexible premium variable universal life insurance policy offered by us, Nationwide Life Insurance Company ("Nationwide"). This SAI is not a prospectus and should be read together with the policy prospectus dated May 1, 2006 and the prospectuses for the variable investment options. You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above.

The date of this Statement of Additional Information is May 1, 2006.

Nationwide Life Insurance Company

We are a stock life insurance company organized under the laws of the State of Ohio in March 1929 with our Home Office at One Nationwide Plaza, Columbus, Ohio 43215. We provide life insurance, annuities and retirement products. We are admitted to do business in all states, the District of Columbia and Puerto Rico. Nationwide is a member of the Nationwide group of companies and all of our common stock is owned by Nationwide Financial Services, Inc. ("NFS"), a holding company. NFS has two classes of common stock outstanding with different voting rights enabling Nationwide Corporation (the holder of all of the outstanding Class B Common Stock) to control NFS. Nationwide Corporation is a holding company, as well. All of the common stock is held by Nationwide Mutual Insurance Company (95.2%) and Nationwide Mutual Fire Insurance Company (4.8%), the ultimate controlling persons of the Nationwide group of companies. The Nationwide group of companies is one of America’s largest insurance and financial services family of companies, with combined assets of over $158 billion as of December 31, 2005.

Nationwide VLI Separate Account-6

Nationwide VLI Separate Account-6 is a separate account that invests in mutual funds offered and sold to insurance companies and certain retirement plans. We established the separate account on July 10, 2001 pursuant to Ohio law. Although the separate account is registered with the SEC as a unit investment trust pursuant to the Investment Company Act of 1940 the SEC does not supervise our management or the management of the variable account. We serve as the custodian of the assets of the variable account.

Nationwide Investment Services Corporation (NISC)

The policies are distributed by NISC, located at One Nationwide Plaza, Columbus, Ohio 43215, a wholly owned subsidiary of Nationwide. For contracts issued in Michigan, all references to NISC will mean Nationwide Investment Svcs. Corporation.

The policies will be sold on a continuous basis by licensed insurance agents in those states where the policies may lawfully be sold. Agents are registered representatives of broker dealers registered under the Securities Exchange Act of 1934 who are member firms of the National Association of Securities Dealers, Inc. ("NASD").

Gross first year commissions plus any expense allowance payments paid by Nationwide on the sale of these policies provided by NISC will not exceed 99% of the target premium plus 3% of any excess premium payments. We pay gross renewal commissions in years 2 through 10 on the sale of the policies provided by NISC that will not exceed 3% of actual premium payment, and that will not exceed 2% in policy years 11 and thereafter.

We have paid no underwriting commissions to NISC for each of this separate account's last three fiscal years.

Services

We have responsibility for administration of the policies and the variable account. We also maintain the records of the name, address, taxpayer identification number, and other pertinent information for each policy owner and the number and type of policy issued to each policy owner and records with respect to the policy value of each policy.

We are the custodian of the assets of the variable account. We will maintain a record of all purchases and redemption of shares of the mutual funds. We or our affiliates may have entered into agreements with either the investment adviser or distributor for the mutual funds. The agreements relate to administrative services we or our affiliate furnish. Some of the services provided include distribution of underlying fund prospectuses, semi-annual and annual fund reports, proxy materials and fund communications, as well as maintaining the websites and voice response systems necessary for contract owners to execute trades in the funds. We also act as a limited agent for the fund for purposes of accepting the trades. For these services the funds agree to pay us an annual fee based on the average aggregate net assets of the variable account (and other separate accounts of Nationwide or life insurance company subsidiaries of Nationwide) invested in the particular fund.

We take these anticipated fee payments into consideration when determining the expenses necessary to support the policies. Without these payments, policy charges would be higher. Only those funds that agree to pay us a fee will be offered in the policy. Generally, we expect to receive somewhere between 0.10% to 0.45% (an annualized rate of the daily net assets of the variable account) from the funds offered in the policies. What is actually received depends upon many factors, including but not limited to the type of fund (i.e., money market funds generally pay less revenue than other fund types) and the actual services rendered to the fund company.

The financial statements of Nationwide VLI Separate Account-6 and the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries for the periods indicated have been included herein in reliance upon the reports of KPMG LLP, independent registered public accounting firm, appearing elsewhere herein, and upon the authority of said firm as experts in accounting and auditing. The audit report of KPMG LLP covering the December 31, 2005 consolidated financial statements of Nationwide Life Insurance Company and subsidiaries contains an explanatory paragraph that states that Nationwide Life Insurance Company and subsidiaries adopted the American Institute of Certified Public Accountants'

Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, in 2004. KPMG LLP is located at 191 West Nationwide Blvd., Columbus, Ohio 43215.

Underwriting Procedure

We underwrite the policies issued through Nationwide VLI Separate Account-6. The policy's cost of insurance depends upon the Insured's sex, issue age, risk class, and length of time the policy has been In Force. The rates will vary depending upon tobacco use and other risk factors. Monthly cost of insurance rates will not exceed those guaranteed in the policy. Guaranteed cost of insurance rates are based on the 1980 Commissioners’ Standard Ordinary Mortality Table, Age Last Birthday (1980 CSO). Guaranteed cost of insurance rates for policies issued on a substandard basis are based on appropriate percentage multiples of the standard guaranteed cost of insurance rate on a standard basis. That is, standard guaranteed cost of insurance rates for substandard risks are guaranteed cost of insurance rates for standard risks times a percentage greater than 100%. These mortality tables are sex distinct. In addition, separate mortality tables will be used for tobacco and non-tobacco. We may deduct a "flat extra" which is an additional constant charge per $1,000 of Specified Amount for certain activities or medical conditions of the Insured. We apply the same flat extra to all Insured that engage in the same activity or have the same medical condition irrespective of their sex, issue age, underwriting class, or substandard rating, if any.

The rate class of an insured may affect the cost of insurance rate. We currently place insureds into both standard rate classes and substandard rate classes that involve a higher mortality risk. In an otherwise identical policy, an insured in the standard rate class will have a lower cost of insurance than an insured in a rate class with higher mortality risks. Any change in the cost of insurance rates will apply to all insureds of the same age, gender, risk class and whose policies have been in effect for the same length of time. If the rating class for any increase in the Specified Amount of insurance coverage is not the same as the rating class at issue, the cost of insurance rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. The actual charges made during the policy year will be shown in the annual report delivered to policy owners.

Maximum Surrender Charge Calculation

The maximum surrender charge under the policy is based on the following calculation.

Maximum Surrender Charge 26.50% multiplied by the lesser of (a) or (b), where:

(a)	= the Specified Amount multiplied by the rate indicated on the chart "Surrender Target Factor" below divided by 1,000; and

(b)	= Premiums paid by the policy owner during the first two policy years

Plus (c) multiplied by (d) where:

(c) = the Specified Amount divided by 1,000; and

(d)	= the applicable rate from the "Administrative Target Factor" chart below.

Example: A male non-tobacco, age 35, purchases a policy with a specified amount of $100,000. Assuming the "Surrender Target Factor" applies because "(a)" is less than "(b)", the maximum surrender charge under the policy is $681.70, calculated as:

.2650 * [(10.63 Surrender Target Factor for a male non-tobacco, age 35*$100,000 Specified Amount) /1,000]
+

[($100,000 Specified Amount /1,000)*4.00 Administrative Target Factor for issue ages 0-35]

The Surrender Target Factor allows the company to account for the probability that our costs incurred in the sales process will not be recouped. The Administrative Target Factor allows the company to account for the probability (at various ages) that death will occur and no CDSC will be recouped.

Surrender Target Factor

Age	Male Non-Tobacco	Female Non-Tobacco	Male Tobacco	Female Tobacco
0	0.00	3.35	0.00	2.54
1	0.00	3.38	0.00	2.57
2	0.00	3.50	0.00	2.66
3	0.00	3.64	0.00	2.75
4	0.00	3.78	0.00	2.86

5	0.00	3.93	0.00	2.96
6	0.00	4.09	0.00	3.08
7	0.00	4.27	0.00	3.20
8	0.00	4.45	0.00	3.34
9	0.00	4.65	0.00	3.47
10	0.00	4.87	0.00	3.62
11	0.00	5.09	0.00	3.78
12	0.00	5.33	0.00	3.94
13	0.00	5.57	0.00	4.12
14	0.00	5.82	0.00	4.30
15	0.00	6.07	0.00	4.48
16	0.00	6.31	0.00	4.67
17	0.00	6.55	0.00	4.87
18	5.11	6.80	4.27	5.08
19	5.30	7.05	4.45	5.29
20	5.50	7.32	4.64	5.52
21	5.71	7.60	4.83	5.76
22	5.93	7.90	5.04	6.01
23	6.17	8.22	5.26	6.28
24	6.42	8.57	5.49	6.56
25	6.69	8.94	5.73	6.86
26	6.99	9.34	5.99	7.17
27	7.30	9.77	6.25	7.50
28	7.63	10.22	6.54	7.85
29	7.98	10.71	6.84	8.22
30	8.36	11.23	7.16	8.61
31	8.76	11.79	7.49	9.02
32	9.19	12.38	7.85	9.45
33	9.64	13.01	8.22	9.91
34	10.12	13.67	8.62	10.39
35	10.63	14.38	9.04	10.90
36	11.16	15.12	9.48	11.44
37	11.73	15.92	9.95	12.01
38	12.34	16.75	10.44	12.60
39	12.97	17.64	10.96	13.22
40	13.65	18.58	11.50	13.87
41	14.36	19.56	12.07	14.55
42	15.12	20.60	12.67	15.26
43	15.93	21.70	13.30	16.01
44	16.78	22.87	13.97	16.79
45	17.68	24.09	14.68	17.60
46	18.65	25.39	15.42	18.47
47	19.67	26.76	16.21	19.37
48	20.76	28.21	17.05	20.33
49	21.92	29.76	17.93	21.34
50	23.15	31.40	18.87	22.40
51	24.47	33.13	19.87	23.53
52	25.87	34.98	20.93	24.72
53	27.37	36.93	22.05	25.97
54	28.97	38.99	23.25	27.30
55	30.67	41.17	24.51	28.70
56	32.49	43.48	25.86	30.18
57	34.42	45.92	27.31	31.76
58	36.49	48.52	28.86	33.46
59	38.71	51.28	30.52	35.28
60	41.09	54.23	32.32	37.25
61	43.63	57.36	34.26	39.37
62	46.36	60.70	36.35	41.65
63	49.28	64.24	38.59	44.09
64	52.40	67.98	40.99	46.69
65	55.75	71.92	43.56	49.46
66	59.32	76.10	46.32	52.41
67	63.16	80.52	49.30	55.57

68	67.28	85.23	52.52	58.99
69	71.73	90.27	56.04	62.72
70	76.52	95.66	59.88	66.80
71	81.69	101.41	64.08	71.26
72	87.24	107.54	68.67	76.11
73	93.18	114.01	73.64	81.35
74	99.50	120.81	79.03	86.97
75	106.21	127.90	84.84	92.97
76	113.33	135.27	91.10	99.39
77	120.92	142.94	97.88	106.27
78	129.04	150.99	105.24	113.68
79	137.79	159.53	113.28	121.73
80	147.23	168.60	122.07	130.49
81	147.23	168.60	122.07	130.49
82	147.23	168.60	122.07	130.49
83	147.23	168.60	122.07	130.49
84	147.23	168.60	122.07	130.49
85	147.23	168.60	122.07	130.49

Administrative Target Factor

Issue Age	Administrative Target Component
0 through 35	4.00
36 through 55	5.00
56 through 85	6.50

Illustrations

Before you purchase the policy and upon request thereafter, we will provide illustrations of future benefits under the policy based upon the proposed Insured's age and premium class, the Death Benefits option, face amount, planned periodic Premiums, and Riders requested. We reserve the right to charge a reasonable fee of no more than $25 for this service to persons who request more than one policy illustration during a policy year.

Advertising

Rating Agencies

Independent financial rating services, including Moody's, Standard & Poor's and A.M. Best Company rank and rate us. The purpose of these ratings is to reflect the financial strength or claims-paying ability of Nationwide. The ratings are not intended to reflect the Investment Experience or financial strength of the variable account. We may advertise these ratings from time to time. In addition, we may include in certain advertisements, endorsements in the form of a list of organizations, individuals or other parties which recommend us or the policies. Furthermore, we may occasionally include in advertisements comparisons of currently taxable and tax deferred investment programs, based on selected tax brackets, or discussions of alternative investment vehicles and general economic conditions.

Money Market Yields

We may advertise the "yield" and "effective yield" for the money market sub-account. Yield and effective yield are annualized, which means that it is assumed that the underlying mutual fund generates the same level of net income throughout a year.

Yield is a measure of the net dividend and interest income earned over a specific seven-day period (which period will be stated in the advertisement) expressed as a percentage of the offering price of the underlying mutual fund’s units. The effective yield is calculated similarly, but reflects assumed compounding, calculated under rules prescribed by the SEC. Thus, effective yield will be slightly higher than yield, due to the compounding.

Historical Performance of the Sub-Accounts

We will advertise historical performance of the sub-accounts in accordance with SEC prescribed calculations. Please note that performance information is annualized. However, if a sub-account has been available in the variable account for less than one year, the performance information for that sub-account is not annualized. Performance information is based on historical earnings and is not intended to predict or project future results.

Tax Definition of Life Insurance

Section 7702(b)(1) of the Internal Revenue Code provides that if one of two alternate tests is met, a policy will be treated as life insurance for federal tax purposes. The two tests are referred to as the Cash Value Accumulation Test and the Guideline Premium/Cash Value Corridor Test. Both tests are available to flexible premium policies such as this one.

The tables below show, numerically, the requirements for each test.

Guideline Premium/Cash Value Corridor Test
Table of Applicable Percentages of Cash Value

Attained Age of Insured	Percentage of Cash Value
0-40	250%
41	243%
42	236%
43	229%
44	222%
45	215%
46	209%
47	203%
48	197%
49	191%
50	185%
51	178%
52	171%
53	164%
54	157%
55	150%
56	146%
57	142%
58	138%
59	134%
60	130%
61	128%
62	126%
63	124%
64	122%
65	120%
66	119%
67	118%
68	117%
69	116%
70	115%
71	113%
72	111%
73	109%
74	107%
75	105%
76	105%
77	105%
78	105%
79	105%
80	105%
81	105%
82	105%
83	105%
84	105%
85	105%

86	105%
87	105%
88	105%
89	105%
90	105%
91	104%
92	103%
93	102%
94	101%
95	101%
96	101%
97	101%
98	101%
99	101%
100	100%

Cash Value Accumulation Test

The Cash Value Accumulation Test also requires the Death Benefit to exceed an applicable percentage of the cash value. These applicable percentages are calculated by determining net single premiums, as defined in Code Section 7702(b), for each policy year given a set of actuarial assumptions. The relevant material assumptions include an interest rate of 4% and 1980 CSO guaranteed mortality as prescribed in Revenue Code Section 7702 for the Cash Value Accumulation Test. The resulting net single premiums are then inverted (i.e., multiplied by 1/net single premium) to give the applicable cash value percentages. These premiums vary with the ages, sexes, and risk classifications of the Insureds.

The table below provides an example of applicable percentages for the Cash Value Accumulation Test. This example is for a male non-tobacco preferred issue age 55.

Policy Year	Percentage of Cash Value
1	302%
2	290%
3	279%
4	269%
5	259%
6	249%
7	240%
8	231%
9	223%
10	215%
11	207%
12	200%
13	193%
14	186%
15	180%
16	174%
17	169%
18	164%
19	159%
20	154%
21	150%
22	146%
23	142%
24	139%
25	136%
26	133%
27	130%

28	127%
29	125%
30	123%
31	121%
32	119%
33	118%
34	116%
35	115%
36	113%
37	112%
38	111%
39	110%
40	108%
41	107%
42	106%
43	104%
44	103%
45	102%

Report of Independent Registered Public Accounting Firm

The Board of Directors of Nationwide Life Insurance Company and

    Contract Owners of Nationwide VLI Separate Account-6:

We have audited the accompanying statement of assets, liabilities and contract owners’ equity of Nationwide VLI Separate Account-6 (comprised of the sub-accounts listed in note 1(b)) (collectively, “the Account”) as of December 31, 2005, and the related statements of operations and changes in contract owners’ equity, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2005, by correspondence with the transfer agents of the underlying mutual funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Account as of December 31, 2005, and the results of its operations, changes in contract owners’ equity, and financial highlights for each of the periods indicated herein, in conformity with U.S. generally accepted accounting principles.

KPMG LLP
Columbus, Ohio
March 8, 2006

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY

December 31, 2005

Assets:

Investments at fair value:

American Century VP II – Income & Growth Fund – Class II (ACVPIncGr2) 2,305 shares (cost $16,757)	$17,284

American Century VP II – Ultra® Fund – Class II (ACVPUltra2) 6,594 shares (cost $65,473)	68,112

American Century VP II – Value Fund – Class II (ACVPVal2) 7,695 shares (cost $60,352)	63,019

American Century VP III – Income & Growth Fund – Class III (ACVPIncGr3) 8,134 shares (cost $60,608)	61,090

American Century VP III – Ultra® Fund – Class III (ACVPUltra3) 2,865 shares (cost $28,895)	29,710

American Century VP III – Value Fund – Class III (ACVPVal3) 19,018 shares (cost $152,294)	155,951

Fidelity® VIP – Equity-Income Portfolio: Service Class 2 (FidVIPEI2) 5,032 shares (cost $117,590)	126,658

Fidelity® VIP – Equity-Income Portfolio: Service Class 2 R (FidVIPEI2R) 4,315 shares (cost $103,783)	108,211

Fidelity® VIP – Growth Portfolio: Service Class 2 (FidVIPGr2) 1,083 shares (cost $33,008)	36,055

Fidelity® VIP – Growth Portfolio: Service Class 2 R (FidVIPGr2R) 1,689 shares (cost $55,010)	56,052

Fidelity® VIP II – Contrafund® Portfolio: Service Class 2 (FidVIPCon2) 5,879 shares (cost $147,829)	180,414

Fidelity® VIP II – Contrafund® Portfolio: Service Class 2 R (FidVIPCon2R) 6,635 shares (cost $191,906)	203,088

Gartmore GVIT – Government Bond Fund: Class I (GVITGvtBd) 4,265 shares (cost $49,815)	49,219

Gartmore GVIT – Mid Cap Growth Fund: Class I (GVITSMdCpGr) 176 shares (cost $3,966)	4,782

Gartmore GVIT – Money Market Fund II – Class I (GVITMyMkt2) 17,082,898 shares (cost $17,082,898)	17,082,898

Gartmore GVIT II – Nationwide® Fund: Class II (GVITNWFund2) 1,212 shares (cost $13,472)	14,329

Gartmore GVIT II – Small Cap Growth Fund: Class II (GVITSmCapGr2) 177 shares (cost $2,339)	2,788

Gartmore GVIT II – Small Cap Value Fund: Class II (GVITSmCapVal2) 1,299 shares (cost $15,793)	14,843

Gartmore GVIT II – Small Company Fund: Class II (GVITSmComp2) 1,302 shares (cost $28,699)	29,325

Gartmore GVIT III – Government Bond Fund: Class III (GVITGvtBd3) 4,781 shares (cost $55,147)	55,176

Gartmore GVIT III – Mid Cap Growth Fund: Class III (GVITSMdCpGr3) 700 shares (cost $18,655)	19,030
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Gartmore GVIT III – Nationwide® Fund: Class III (GVITNWFund3) 1,459 shares (cost $16,686)	$17,303

Gartmore GVIT III – Small Cap Growth Fund: Class III (GVITSmCapGr3) 36 shares (cost $556)	573

Gartmore GVIT III – Small Cap Value Fund: Class III (GVITSmCapVal3) 1,488 shares (cost $18,949)	17,190

Gartmore GVIT III – Small Company Fund: Class III (GVITSmComp3) 632 shares (cost $15,421)	14,401

Gartmore GVIT ID II – Aggressive Fund – Class II (GVITIDAgg) 547 shares (cost $6,327)	6,547

Gartmore GVIT ID II – Moderate Fund – Class II (GVITIDMod) 6,389 shares (cost $71,563)	72,830

Gartmore GVIT ID II – Moderately Aggressive Fund – Class II (GVITIDModAgg) 7,278 shares (cost $81,872)	86,177

Gartmore GVIT ID II – Moderately Conservative Fund – Class II (GVITIDModCon) 224 shares (cost $2,429)	2,447

Gartmore GVIT ID VI – Aggressive Fund – Class VI (GVITIDAgg6) 1,648 shares (cost $19,533)	19,694

Gartmore GVIT ID VI – Conservative Fund – Class VI (GVITIDCon6) 5,034 shares (cost $52,817)	51,644

Gartmore GVIT ID VI – Moderate Fund – Class VI (GVITIDMod6) 14,151 shares (cost $159,637)	161,037

Gartmore GVIT ID VI – Moderately Aggressive Fund – Class VI (GVITIDModAgg6) 10,516 shares (cost $124,251)	124,298

Gartmore GVIT ID VI – Moderately Conservative Fund – Class VI (GVITIDModCon6) 5,515 shares (cost $60,296)	60,108

Rydex VT – Arktos Fund (RyArktos) 10,803 shares (cost $229,130)	232,371

Rydex VT – Banking Fund (RyBank) 1,093 shares (cost $32,915)	32,458

Rydex VT – Basic Materials Fund (RyBasicM) 2,162 shares (cost $60,753)	60,255

Rydex VT – Biotechnology Fund (RyBioTech) 12,520 shares (cost $268,030)	267,562

Rydex VT – Consumer Products Fund (RyConsProd) 517 shares (cost $16,583)	16,360

Rydex VT – Electronics Fund (RyElec) 4,336 shares (cost $59,792)	59,318

Rydex VT – Energy Fund (RyEng) 7,413 shares (cost $295,413)	290,590

Rydex VT – Energy Services Fund (RyEnSvc) 10,266 shares (cost $328,317)	317,422

Rydex VT – Financial Services Fund (RyFinSvc) 1,683 shares (cost $49,326)	48,983

Rydex VT – Health Care Fund (RyHealthC) 5,392 shares (cost $151,952)	151,896
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Rydex VT – Internet Fund (RyNet) 9,622 shares (cost $144,859)	$141,829

Rydex VT – Inverse Dynamic Dow 30 Fund (RyInvDyn30) 2,065 shares (cost $88,317)	89,221

Rydex VT – Inverse Mid Cap Fund (RyInvMidCap) 406 shares (cost $16,344)	15,913

Rydex VT – Inverse Small Cap Fund (RyInvSmCap) 1,944 shares (cost $79,067)	78,932

Rydex VT – Juno Fund (RyJuno) 7,162 shares (cost $148,328)	148,972

Rydex VT – Large Cap Europe Fund (RyLgCapEuro) 7,364 shares (cost $174,328)	175,550

Rydex VT – Large Cap Growth Fund (RyLgCapGr) 8,508 shares (cost $224,134)	218,567

Rydex VT – Large Cap Japan Fund (RyLgCapJapan) 14,630 shares (cost $447,522)	488,942

Rydex VT – Large Cap Value Fund (RyLgCapVal) 1,961 shares (cost $55,798)	54,708

Rydex VT – Leisure Fund (RyLeisure) 83 shares (cost $1,825)	1,816

Rydex VT – Long Dynamic Dow 30 Fund (RyLongDyn30) 24,158 shares (cost $561,981)	558,060

Rydex VT – Medius Fund (RyMedius) 25,277 shares (cost $775,351)	762,099

Rydex VT – Mekros Fund (RyMekros) 53,806 shares (cost $1,899,144)	1,836,952

Rydex VT – Mid Cap Growth Fund (RyMidCapGr) 12,736 shares (cost $387,301)	385,135

Rydex VT – Mid Cap Value Fund (RyMidCapVal) 1,751 shares (cost $34,164)	33,735

Rydex VT – Nova Fund (RyNova) 62,561 shares (cost $542,259)	535,520

Rydex VT – OTC Fund (RyOTC) 155,873 shares (cost $2,316,744)	2,267,955

Rydex VT – Precious Metals Fund (RyPrecMet) 35,580 shares (cost $350,793)	368,607

Rydex VT – Real Estate Fund (RyRealEst) 3,006 shares (cost $122,433)	121,155

Rydex VT – Retailing Fund (RyRetail) 588 shares (cost $16,401)	16,377

Rydex VT – Sector Rotation Fund (RySectRot) 20,405 shares (cost $253,650)	258,946

Rydex VT – Small Cap Growth Fund (RySmCapGr) 8,954 shares (cost $266,876)	256,441

Rydex VT – Small Cap Value Fund (RySmCapVal) 3,677 shares (cost $94,972)	94,388
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6

STATEMENT OF ASSETS, LIABILITIES AND CONTRACT OWNERS’ EQUITY, Continued

Rydex VT – Technology Fund (RyTech) 10,323 shares (cost $146,296)	$143,693

Rydex VT – Telecommunications Fund (RyTele) 2,025 shares (cost $38,680)	38,099

Rydex VT – Titan 500 Fund (RyTitan500) 18,937 shares (cost $356,543)	347,881

Rydex VT – Transportation Fund (RyTrans) 3,984 shares (cost $130,542)	130,030

Rydex VT – U.S. Government Bond Fund (RyUSGvtBd) 56,058 shares (cost $696,577)	694,001

Rydex VT – Ursa Fund (RyUrsa) 135,419 shares (cost $694,733)	697,408

Rydex VT – Utilities Fund (RyUtil) 7,150 shares (cost $137,722)	136,492

Rydex VT – Velocity 100 Fund (RyVel100) 82,169 shares (cost $1,878,281)	1,839,773

Total Investments	33,426,695

Accounts Receivable	19,827

Total Assets	33,446,522

Accounts Payable	8,708

Contract Owners Equity (note 7)	$33,437,814

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF OPERATIONS
Year Ended December 31, 2005

Investment activity:	Total	ACVPIncGr2	ACVPUltra2	ACVPVal2	ACVPIncGr3	ACVPUltra3	ACVPVal3	FidVIPEI2
Reinvested dividends	$490,774	12,940	–	1,156	–	–	–	2,054

Net investment income (loss)	490,774	12,940	–	1,156	–	–	–	2,054

Proceeds from mutual fund shares sold	453,828,061	757,310	135,202	142,231	4,721	3,399	43,757	46,221
Cost of mutual fund shares sold	(454,132,358)	(769,113)	(133,290)	(149,544)	(4,654)	(3,271)	(42,764)	(42,777)

Realized gain (loss) on investments	(304,297)	(11,803)	1,912	(7,313)	67	128	993	3,444
Change in unrealized gain (loss) on investments	(262,553)	(2,138)	(5,457)	(5,298)	482	816	3,657	(2,478)

Net gain (loss) on investments	(566,850)	(13,941)	(3,545)	(12,611)	549	944	4,650	966

Reinvested capital gains	276,474	–	–	16,218	–	–	–	5,078

Net increase (decrease) in contract owners’ equity resulting from operations	$200,398	(1,001)	(3,545)	4,763	549	944	4,650	8,098

Investment activity:	FidVIPEI2R	FidVIPGr2	FidVIPGr2R	FidVIPCon2	FidVIPCon2R	GVITGvtBd	GVITSMdCpGr	GVITMyMkt2
Reinvested dividends	$–	122	–	310	–	2,042	–	280,066

Net investment income (loss)	–	122	–	310	–	2,042	–	280,066

Proceeds from mutual fund shares sold	4,076	47,773	41,400	132,209	22,911	1,080,667	2,792	116,128,390
Cost of mutual fund shares sold	(3,927)	(46,791)	(39,354)	(110,743)	(20,915)	(1,076,572)	(2,473)	(116,128,390)

Realized gain (loss) on investments	149	982	2,046	21,466	1,996	4,095	319	–
Change in unrealized gain (loss) on investments	4,429	2,670	1,043	11,517	11,183	(571)	183	–

Net gain (loss) on investments	4,578	3,652	3,089	32,983	13,179	3,524	502	–

Reinvested capital gains	–	–	–	44	–	126	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$4,578	3,774	3,089	33,337	13,179	5,692	502	280,066

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2005

Investment activity:	GVITNWFund2	GVITSmCapGr2	GVITSmCapVal2	GVITSmComp2	GVITGvtBd3	GVITSMdCpGr3	GVITNWFund3	GVITSmCapGr3
Reinvested dividends	$138	–	–	–	1,634	–	100	–

Net investment income (loss)	138	–	–	–	1,634	–	100	–

Proceeds from mutual fund shares sold	174,787	1,575	12,862	685	293,088	741	441	677
Cost of mutual fund shares sold	(176,191)	(1,430)	(12,644)	(638)	(293,954)	(715)	(433)	(656)

Realized gain (loss) on investments	(1,404)	145	218	47	(866)	26	8	21
Change in unrealized gain (loss) on investments	903	110	(1,370)	(334)	29	376	617	18

Net gain (loss) on investments	(501)	255	(1,152)	(287)	(837)	402	625	39

Reinvested capital gains	–	–	2,000	3,482	62	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$(363)	255	848	3,195	859	402	725	39

Investment activity:	GVITSmCapVal3	GVITSmComp3	GVITIDAgg	GVITIDCon	GVITIDMod	GVITIDModAgg	GVITIDModCon	GVITIDAgg6
Reinvested dividends	$10	–	162	14	1,644	1,560	706	186

Net investment income (loss)	10	–	162	14	1,644	1,560	706	186

Proceeds from mutual fund shares sold	974	18	5,282	2,828	15,404	9,755	40,011	757
Cost of mutual fund shares sold	(962)	(17)	(4,906)	(2,829)	(15,215)	(9,641)	(39,103)	(721)

Realized gain (loss) on investments	12	1	376	(1)	189	114	908	36
Change in unrealized gain (loss) on investments	(1,759)	(1,020)	(173)	(22)	1,267	4,193	(67)	162

Net gain (loss) on investments	(1,747)	(1,019)	203	(23)	1,456	4,307	841	198

Reinvested capital gains	1,576	1,498	162	–	1,284	1,748	348	212

Net increase (decrease) in contract owners’ equity resulting from operations	$(161)	479	527	(9)	4,384	7,615	1,895	596

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2005

Investment activity:	GVITIDCon6	GVITIDMod6	GVITIDModAgg6	GVITIDModCon6	RyArktos	RyBank	RyBasicM	RyBioTech
Reinvested dividends	$838	1,888	1,560	668	–	3,774	530	–

Net investment income (loss)	838	1,888	1,560	668	–	3,774	530	–

Proceeds from mutual fund shares sold	5,215	10,043	22,686	4,491	16,137,788	1,699,993	3,373,444	2,204,894
Cost of mutual fund shares sold	(5,212)	(9,709)	(21,487)	(4,446)	(16,205,020)	(1,755,365)	(3,419,231)	(2,185,780)

Realized gain (loss) on investments	3	334	1,199	45	(67,232)	(55,372)	(45,787)	19,114
Change in unrealized gain (loss) on investments	(1,172)	1,400	47	(187)	3,228	(1,002)	(542)	(202)

Net gain (loss) on investments	(1,169)	1,734	1,246	(142)	(64,004)	(56,374)	(46,329)	18,912

Reinvested capital gains	768	1,296	1,612	572	–	38,732	21,928	–

Net increase (decrease) in contract owners’ equity resulting from operations	$437	4,918	4,418	1,098	(64,004)	(13,868)	(23,871)	18,912

Investment activity:	RyConsProd	RyElec	RyEng	RyEnSvc	RyFinSvc	RyHealthC	RyNet	RyInvDyn30
Reinvested dividends	$470	–	108	–	956	–	–	1,420

Net investment income (loss)	470	–	108	–	956	–	–	1,420

Proceeds from mutual fund shares sold	3,046,090	2,101,014	8,981,547	5,985,509	2,318,554	3,487,547	1,356,676	1,187,422
Cost of mutual fund shares sold	(3,051,366)	(2,102,623)	(8,909,278)	(5,861,645)	(2,321,065)	(3,477,007)	(1,371,188)	(1,193,588)

Realized gain (loss) on investments	(5,276)	(1,609)	72,269	123,864	(2,511)	10,540	(14,512)	(6,166)
Change in unrealized gain (loss) on investments	(802)	(3,527)	(5,641)	(11,666)	(1,915)	(244)	(2,949)	5,372

Net gain (loss) on investments	(6,078)	(5,136)	66,628	112,198	(4,426)	10,296	(17,461)	(794)

Reinvested capital gains	2,842	–	31,174	–	7,722	–	5,312	–

Net increase (decrease) in contract owners’ equity resulting from operations	$(2,766)	(5,136)	97,910	112,198	4,252	10,296	(12,149)	626

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2005

Investment activity:	RyInvMidCap	RyInvSmCap	RyJuno	RyLgCapEuro	RyLgCapGr	RyLgCapJapan	RyLgCapVal	RyLeisure
Reinvested dividends	$500	1,928	–	4,428	172	–	290	–

Net investment income (loss)	500	1,928	–	4,428	172	–	290	–

Proceeds from mutual fund shares sold	3,613,407	15,188,485	28,908,518	35,180,868	3,421,734	1,439,829	2,640,768	1,174,548
Cost of mutual fund shares sold	(3,657,192)	(15,358,344)	(28,845,001)	(35,135,314)	(3,423,548)	(1,411,156)	(2,643,335)	(1,180,536)

Realized gain (loss) on investments	(43,785)	(169,859)	63,517	45,554	(1,814)	28,673	(2,567)	(5,988)
Change in unrealized gain (loss) on investments	(430)	(134)	6,721	19,075	(2,408)	39,849	593	(3,102)

Net gain (loss) on investments	(44,215)	(169,993)	70,238	64,629	(4,222)	68,522	(1,974)	(9,090)

Reinvested capital gains	–	–	–	6,456	4,032	–	2,066	3,292

Net increase (decrease) in contract owners’ equity resulting from operations	$(43,715)	(168,065)	70,238	75,513	(18)	68,522	382	(5,798)

Investment activity:	RyLongDyn30	RyMedius	RyMekros	RyMidCapGr	RyMidCapVal	RyNova	RyOTC	RyPrecMet
Reinvested dividends	$2,712	–	134,156	–	228	1,404	–	–

Net investment income (loss)	2,712	–	134,156	–	228	1,404	–	–

Proceeds from mutual fund shares sold	3,474,345	13,670,352	55,585,736	3,702,959	2,699,671	5,900,862	8,464,203	2,699,109
Cost of mutual fund shares sold	(3,538,941)	(13,568,273)	(55,819,557)	(3,700,550)	(2,722,928)	(5,872,170)	(8,410,934)	(2,661,215)

Realized gain (loss) on investments	(64,596)	102,079	(233,821)	2,409	(23,257)	28,692	53,269	37,894
Change in unrealized gain (loss) on investments	33,341	(26,202)	(222,883)	(2,467)	9,253	(24,380)	(60,533)	18,069

Net gain (loss) on investments	(31,255)	75,877	(456,704)	(58)	(14,004)	4,312	(7,264)	55,963

Reinvested capital gains	23,594	1,450	–	–	12,028	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$(4,949)	77,327	(322,548)	(58)	(1,748)	5,716	(7,264)	55,963

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF OPERATIONS, Continued
Year Ended December 31, 2005

Investment activity:	RyRealEst	RyRetail	RySectRot	RySmCapGr	RySmCapVal	RyTech	RyTele	RyTitan500
Reinvested dividends	$3,682	–	–	–	–	–	–	400

Net investment income (loss)	3,682	–	–	–	–	–	–	400

Proceeds from mutual fund shares sold	3,863,062	1,376,439	325,136	3,943,931	3,033,078	2,201,348	2,036,184	7,527,915
Cost of mutual fund shares sold	(3,848,244)	(1,392,887)	(315,280)	(3,962,203)	(3,047,372)	(2,192,742)	(2,052,036)	(7,709,837)

Realized gain (loss) on investments	14,818	(16,448)	9,856	(18,272)	(14,294)	8,606	(15,852)	(181,922)
Change in unrealized gain (loss) on investments	(2,136)	29	3,172	(7,175)	3,065	(2,486)	(644)	8,526

Net gain (loss) on investments	12,682	(16,419)	13,028	(25,447)	(11,229)	6,120	(16,496)	(173,396)

Reinvested capital gains	–	1,520	–	11,910	11,402	–	17,386	34,852

Net increase (decrease) in contract owners’ equity resulting from operations	$16,364	(14,899)	13,028	(13,537)	173	6,120	890	(138,144)

Investment activity:	RyTrans	RyUSGvtBd	RyUrsa	RyUtil	RyVel100
Reinvested dividends	$–	22,354	–	1,464	–

Net investment income (loss)	–	22,354	–	1,464	–

Proceeds from mutual fund shares sold	1,232,310	41,747,320	3,877,279	4,078,037	19,744,771
Cost of mutual fund shares sold	(1,223,609)	(41,721,192)	(3,902,599)	(4,070,460)	(19,716,260)

Realized gain (loss) on investments	8,701	26,128	(25,320)	7,577	28,511
Change in unrealized gain (loss) on investments	(2,077)	(3,189)	2,811	(973)	(49,004)

Net gain (loss) on investments	6,624	22,939	(22,509)	6,604	(20,493)

Reinvested capital gains	690	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	$7,314	45,293	(22,509)	8,068	(20,493)

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY
Years Ended December 31, 2005 and 2004

	Total		ACVPIncGr2		ACVPUltra2		ACVPVal2
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$490,774	91,484	12,940	218	–	–	1,156	–
Realized gain (loss) on investments	(304,297)	(53,861)	(11,803)	64	1,912	165	(7,313)	1,312
Change in unrealized gain (loss) on investments	(262,553)	180,183	(2,138)	2,666	(5,457)	8,097	(5,298)	7,966
Reinvested capital gains	276,474	136,374	–	–	–	–	16,218	–

Net increase (decrease) in contract owners’ equity resulting from operations	200,398	354,180	(1,001)	2,948	(3,545)	8,262	4,763	9,278

Equity transactions:
Purchase payments received from contract owners (note 6)	19,955,648	23,566,422	1,802	2,360	2,816	6,482	9,946	5,142
Transfers between funds	–	–	(5,914)	30,582	(4,174)	111,776	(48,156)	106,732
Surrenders (note 6)	(1,059,368)	(23,392)	(8,082)	(468)	(10,052)	(1,240)	(10,166)	(464)
Death benefits (note 4)	70	(70)	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(2,067,422)	(4,750,092)	–	–	(25,188)	(806)	(242)	176
Deductions for surrender charges (note 2d)	(188,070)	(2,981)	–	–	(148)	(295)	(152)	(147)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,868,992)	(735,858)	(3,164)	(1,494)	(7,778)	(7,074)	(9,668)	(3,318)
Asset charges (note 3)	(94,548)	(36,452)	(190)	(98)	(480)	(450)	(512)	(200)
Adjustments to maintain reserves.	12,659	1,467	(18)	25	2	10	7	12

Net equity transactions	14,689,977	18,019,044	(15,566)	30,907	(45,002)	108,403	(58,943)	107,933

Net change in contract owners’ equity	14,890,375	18,373,224	(16,567)	33,855	(48,547)	116,665	(54,180)	117,211
Contract owners’ equity beginning of period	18,547,439	174,215	33,855	–	116,665	–	117,211	–

Contract owners’ equity end of period	$33,437,814	18,547,439	17,288	33,855	68,118	116,665	63,031	117,211

CHANGES IN UNITS:
Beginning units	1,582,462	17,325	2,714	–	9,962	–	9,250	–

Units purchased	2,729,482	3,795,355	1,038	2,892	1,355	16,085	2,007	9,582
Units redeemed	(1,322,274)	(2,230,218)	(2,426)	(178)	(5,613)	(6,123)	(6,513)	(332)

Ending units	2,989,670	1,582,462	1,326	2,714	5,704	9,962	4,744	9,250

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	ACVPIncGr3		ACVPUltra3		ACVPVal3		FidVIPEI2
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	–	–	–	–	2,054	180
Realized gain (loss) on investments	67	–	128	–	993	–	3,444	578
Change in unrealized gain (loss) on investments	482	–	816	–	3,657	–	(2,478)	11,547
Reinvested capital gains	–	–	–	–	–	–	5,078	46

Net increase (decrease) in contract owners’ equity resulting from operations	549	–	944	–	4,650	–	8,098	12,351

Equity transactions:
Purchase payments received from contract owners (note 6)	8,412	–	16,270	–	68,966	–	15,296	9,608
Transfers between funds	54,580	–	15,446	–	90,280	–	(8,808)	113,006
Surrenders (note 6)	(1,080)	–	(1,036)	–	(1,026)	–	(2,168)	(677)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	(660)	–	(1,674)	–	28	(1,222)
Deductions for surrender charges (note 2d)	–	–	(4)	–	(4)	–	(96)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,288)	–	(1,186)	–	(4,926)	–	(8,750)	(8,874)
Asset charges (note 3)	(82)	–	(68)	–	(318)	–	(622)	(522)
Adjustments to maintain reserves	23	–	24	–	14	–	(18)	30

Net equity transactions	60,565	–	28,786	–	151,312	–	(5,138)	111,349

Net change in contract owners’ equity	61,114	–	29,730	–	155,962	–	2,960	123,700
Contract owners’ equity beginning of period	–	–	–	–	–	–	123,700	–

Contract owners’ equity end of period	$61,114	–	29,730	–	155,962	–	126,660	123,700

CHANGES IN UNITS:
Beginning units	–	–	–	–	–	–	9,968	–

Units purchased	5,901	–	2,965	–	15,189	–	1,757	19,798
Units redeemed	(229)	–	(273)	–	(753)	–	(2,057)	(9,830)

Ending units	5,672	–	2,692	–	14,436	–	9,668	9,968

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	FidVIPEI2R		FidVIPGr2		FidVIPGr2R		FidVIPCon2
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	122	26	–	–	310	58
Realized gain (loss) on investments	149	–	982	(261)	2,046	–	21,466	3,634
Change in unrealized gain (loss) on investments	4,429	–	2,670	378	1,043	–	11,517	21,069
Reinvested capital gains	–	–	–	–	–	–	44	–

Net increase (decrease) in contract owners’ equity resulting from operations	4,578	–	3,774	143	3,089	–	33,337	24,761

Equity transactions:
Purchase payments received from contract owners (note 6)	30,416	–	1,402	1,878	6,550	–	14,246	21,764
Transfers between funds	77,516	–	7,464	38,490	49,346	–	(55,918)	188,990
Surrenders (note 6)	(298)	–	(8,254)	(431)	(1,204)	–	(11,448)	(1,853)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	–	–	–	–	(204)	(1,214)
Deductions for surrender charges (note 2d)	(4)	–	–	–	–	–	(160)	(296)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(3,796)	–	(5,178)	(2,872)	(1,634)	–	(16,394)	(13,426)
Asset charges (note 3)	(202)	–	(248)	(118)	(96)	–	(994)	(786)
Adjustments to maintain reserves	23	–	3	5	10	–	(7)	23

Net equity transactions	103,655	–	(4,811)	36,952	52,972	–	(70,879)	193,202

Net change in contract owners’ equity	108,233	–	(1,037)	37,095	56,061	–	(37,542)	217,963
Contract owners’ equity beginning of period	–	–	37,095	–	–	–	217,963	–

Contract owners’ equity end of period	$108,233	–	36,058	37,095	56,061	–	180,421	217,963

CHANGES IN UNITS:
Beginning units	–	–	3,356	–	–	–	17,268	–

Units purchased	10,251	–	1,062	3,681	5,245	–	2,675	27,748
Units redeemed	(403)	–	(1,326)	(325)	(259)	–	(7,689)	(10,480)

Ending units	9,848	–	3,092	3,356	4,986	–	12,254	17,268

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	FidVIPCon2R		GVITGvtBd		GVITSMdCpGr		GVITMyMkt2
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	2,042	966	–	–	280,066	24,250
Realized gain (loss) on investments	1,996	–	4,095	(1,530)	319	(18)	–	–
Change in unrealized gain (loss) on investments	11,183	–	(571)	(24)	183	634	–	–
Reinvested capital gains	–	–	126	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	13,179	–	5,692	(588)	502	616	280,066	24,250

Equity transactions:
Purchase payments received from contract owners (note 6)	42,946	–	30,448	(3,040)	1,086	2,902	18,519,308	23,052,684
Transfers between funds	156,108	–	(28,314)	52,906	(1,254)	4,024	(3,888,046)	(13,415,192)
Surrenders (note 6)	(1,224)	–	–	–	–	–	(513,586)	(8,081)
Death benefits (note 4)	–	–	–	–	–	–	70	(70)
Net policy repayments (loans) (note 5)	(732)	–	–	–	–	–	(1,424,302)	(4,208,146)
Deductions for surrender charges (note 2d)	(4)	–	(104)	–	–	–	(105,846)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(6,858)	–	(4,564)	(2,612)	(1,618)	(1,416)	(907,960)	(426,620)
Asset charges (note 3)	(330)	–	(328)	(280)	(36)	(26)	(42,918)	(18,318)
Adjustments to maintain reserves	25	–	2	18	24	5	1,745	(31)

Net equity transactions	189,931	–	(2,860)	46,992	(1,798)	5,489	11,638,465	4,976,226

Net change in contract owners’ equity	203,110	–	2,832	46,404	(1,296)	6,105	11,918,531	5,000,476
Contract owners’ equity beginning of period	–	–	46,404	–	6,105	–	5,164,040	163,564

Contract owners’ equity end of period	$203,110	–	49,236	46,404	4,809	6,105	17,082,571	5,164,040

CHANGES IN UNITS:
Beginning units	–	–	4,364	–	496	–	514,102	16,351

Units purchased	17,781	–	13,199	20,217	92	660	1,859,176	2,585,938
Units redeemed	(801)	–	(13,079)	(15,853)	(232)	(164)	(710,272)	(2,088,187)

Ending units	16,980	–	4,484	4,364	356	496	1,663,006	514,102

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITGvtBd2		GVITNWFund2		GVITSmCapGr2		GVITSmCapVal2
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	24	138	4,066	–	–	–	–
Realized gain (loss) on investments	–	(12,870)	(1,404)	3,833	145	(2,180)	218	(78)
Change in unrealized gain (loss) on investments	–	–	903	(46)	110	340	(1,370)	421
Reinvested capital gains	–	18	–	–	–	–	2,000	1,732

Net increase (decrease) in contract owners’ equity resulting from operations	–	(12,828)	(363)	7,853	255	(1,840)	848	2,075

Equity transactions:
Purchase payments received from contract owners (note 6)	–	12,862	15,754	7,198	846	1,360	2,278	6,914
Transfers between funds	–	–	(109,292)	102,040	(1,264)	4,790	(11,354)	17,586
Surrenders (note 6)	–	–	–	–	–	(214)	(160)	(227)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	–	–	–	–	–	–
Deductions for surrender charges (note 2d)	–	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	–	(36)	(5,032)	(3,584)	(326)	(752)	(1,490)	(1,446)
Asset charges (note 3)	–	–	(172)	(72)	(22)	(50)	(108)	(82)
Adjustments to maintain reserves	–	2	–	15	(11)	17	(2)	12

Net equity transactions	–	12,828	(98,742)	105,597	(777)	5,151	(10,836)	22,757

Net change in contract owners’ equity	–	–	(99,105)	113,450	(522)	3,311	(9,988)	24,832
Contract owners’ equity beginning of period	–	–	113,450	–	3,311	–	24,832	–

Contract owners’ equity end of period	$–	–	14,345	113,450	2,789	3,311	14,844	24,832

CHANGES IN UNITS:
Beginning units	–	–	9,566	–	284	–	1,850	–

Units purchased	–	–	1,482	38,380	77	383	177	1,996
Units redeemed	–	–	(9,918)	(28,814)	(139)	(99)	(951)	(146)

Ending units	–	–	1,130	9,566	222	284	1,076	1,850

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITSmComp2		GVITGvtBd3		GVITSMdCpGr3		GVITNWFund3
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	1,634	–	–	–	100	–
Realized gain (loss) on investments	47	16	(866)	–	26	–	8	–
Change in unrealized gain (loss) on investments	(334)	960	29	–	376	–	617	–
Reinvested capital gains	3,482	2,944	62	–	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	3,195	3,920	859	–	402	–	725	–

Equity transactions:
Purchase payments received from contract owners (note 6)	872	2,064	18,406	–	2,668	–	8,270	–
Transfers between funds	–	20,858	40,162	–	16,628	–	10,244	–
Surrenders (note 6)	–	–	(2,564)	–	(2)	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	–	–	–	–	–	–
Deductions for surrender charges (note 2d)	–	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(692)	(710)	(1,570)	–	(636)	–	(1,892)	–
Asset charges (note 3)	(112)	(74)	(122)	–	(32)	–	(48)	–
Adjustments to maintain reserves	13	11	22	–	23	–	15	–

Net equity transactions	81	22,149	54,334	–	18,649	–	16,589	–

Net change in contract owners’ equity	3,276	26,069	55,193	–	19,051	–	17,314	–
Contract owners’ equity beginning of period	26,069	–	–	–	–	–	–	–

Contract owners’ equity end of period	$29,345	26,069	55,193	–	19,051	–	17,314	–

CHANGES IN UNITS:
Beginning units	2,002	–	–	–	–	–	–	–

Units purchased	69	2,070	5,618	–	1,682	–	1,740	–
Units redeemed	(59)	(68)	(182)	–	(58)	–	(180)	–

Ending units	2,012	2,002	5,436	–	1,624	–	1,560	–

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITSmCapGr3		GVITSmCapVal3		GVITSmComp3		GVITIDAgg
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	10	–	–	–	162	44
Realized gain (loss) on investments	21	–	12	–	1	–	376	4
Change in unrealized gain (loss) on investments	18	–	(1,759)	–	(1,020)	–	(173)	394
Reinvested capital gains	–	–	1,576	–	1,498	–	162	52

Net increase (decrease) in contract owners’ equity resulting from operations	39	–	(161)	–	479	–	527	494

Equity transactions:
Purchase payments received from contract owners (note 6)	1,216	–	4,744	–	2,408	–	130	–
Transfers between funds	(650)	–	12,976	–	11,732	–	3,078	3,766
Surrenders (note 6)	(2)	–	(102)	–	–	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	–	–	–	–	–	–
Deductions for surrender charges (note 2d)	–	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(30)	–	(250)	–	(198)	–	(1,236)	(150)
Asset charges (note 3)	(2)	–	(22)	–	(22)	–	(54)	(10)
Adjustments to maintain reserves	6	–	9	–	8	–	(6)	18

Net equity transactions	538	–	17,355	–	13,928	–	1,912	3,624

Net change in contract owners’ equity	577	–	17,194	–	14,407	–	2,439	4,118
Contract owners’ equity beginning of period	–	–	–	–	–	–	4,118	–

Contract owners’ equity end of period	$577	–	17,194	–	14,407	–	6,557	4,118

CHANGES IN UNITS:
Beginning units	–	–	–	–	–	–	366	–

Units purchased	109	–	1,535	–	1,251	–	642	381
Units redeemed	(61)	–	(33)	–	(19)	–	(468)	(15)

Ending units	48	–	1,502	–	1,232	–	540	366

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITIDCon		GVITIDMod		GVITIDModAgg		GVITIDModCon
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$14	30	1,644	42	1,560	190	706	30
Realized gain (loss) on investments	(1)	–	189	3	114	1	908	1
Change in unrealized gain (loss) on investments	(22)	23	1,267	1	4,193	114	(67)	85
Reinvested capital gains	–	12	1,284	8	1,748	198	348	6

Net increase (decrease) in contract owners’ equity resulting from operations	(9)	65	4,384	54	7,615	503	1,895	122

Equity transactions:
Purchase payments received from contract owners (note 6)	–	–	13,706	960	11,816	–	–	–
Transfers between funds	(2,350)	2,376	68,502	4,350	53,360	22,762	1,180	2,376
Surrenders (note 6)	–	–	–	–	(2)	–	–	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	–	–	–	–	–	–	–	–
Deductions for surrender charges (note 2d)	–	–	–	–	(106)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(44)	(34)	(18,468)	(292)	(9,210)	(168)	(2,910)	(34)
Asset charges (note 3)	(4)	(4)	(370)	(2)	(388)	(10)	(184)	(4)
Adjustments to maintain reserves	(13)	17	(6)	13	8	11	(3)	12

Net equity transactions	(2,411)	2,355	63,364	5,029	55,478	22,595	(1,917)	2,350

Net change in contract owners’ equity	(2,420)	2,420	67,748	5,083	63,093	23,098	(22)	2,472
Contract owners’ equity beginning of period	2,420	–	5,083	–	23,098	–	2,472	–

Contract owners’ equity end of period	$–	2,420	72,831	5,083	86,191	23,098	2,450	2,472

CHANGES IN UNITS:
Beginning units	232	–	468	–	2,082	–	232	–

Units purchased	–	235	7,616	495	6,067	2,098	3,608	235
Units redeemed	(232)	(3)	(1,718)	(27)	(893)	(16)	(3,620)	(3)

Ending units	–	232	6,366	468	7,256	2,082	220	232

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITIDAgg6		GVITIDCon6		GVITIDMod6		GVITIDModAgg6
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$186	–	838	–	1,888	–	1,560	–
Realized gain (loss) on investments	36	–	3	–	334	–	1,199	–
Change in unrealized gain (loss) on investments	162	–	(1,172)	–	1,400	–	47	–
Reinvested capital gains	212	–	768	–	1,296	–	1,612	–

Net increase (decrease) in contract owners’ equity resulting from operations	596	–	437	–	4,918	–	4,418	–

Equity transactions:
Purchase payments received from contract owners (note 6)	4,276	–	2,400	–	56,874	–	50,416	–
Transfers between funds	35,654	–	54,020	–	115,328	–	75,376	–
Surrenders (note 6)	–	–	(172)	–	(174)	–	(54)	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(19,432)	–	(4,062)	–	(4,118)	–	–	–
Deductions for surrender charges (note 2d)	–	–	–	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(1,378)	–	(900)	–	(11,538)	–	(5,630)	–
Asset charges (note 3)	(24)	–	(82)	–	(256)	–	(230)	–
Adjustments to maintain reserves	22	–	8	–	22	–	11	–

Net equity transactions	19,118	–	51,212	–	156,138	–	119,889	–

Net change in contract owners’ equity	19,714	–	51,649	–	161,056	–	124,307	–
Contract owners’ equity beginning of period	–	–	–	–	–	–	–	–

Contract owners’ equity end of period	$19,714	–	51,649	–	161,056	–	124,307	–

CHANGES IN UNITS:
Beginning units	–	–	–	–	–	–	–	–

Units purchased	3,725	–	5,495	–	16,477	–	11,829	–
Units redeemed	(1,967)	–	(505)	–	(1,517)	–	(553)	–

Ending units	1,758	–	4,990	–	14,960	–	11,276	–

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	GVITIDModCon6		RyArktos		RyBank		RyBasicM
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$668	–	–	–	3,774	84	530	68
Realized gain (loss) on investments	45	–	(67,232)	(175,683)	(55,372)	(307)	(45,787)	12,099
Change in unrealized gain (loss) on investments	(187)	–	3,228	14	(1,002)	546	(542)	46
Reinvested capital gains	572	–	–	–	38,732	654	21,928	3,914

Net increase (decrease) in contract owners’ equity resulting from operations	1,098	–	(64,004)	(175,669)	(13,868)	977	(23,871)	16,127

Equity transactions:
Purchase payments received from contract owners (note 6)	2,542	–	4,038	1,598	4,732	1,860	15,228	2,084
Transfers between funds	60,978	–	342,780	197,604	24,506	57,136	(65,478)	147,704
Surrenders (note 6)	(56)	–	(30,224)	(81)	(29,090)	(132)	(6,204)	(28)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(3,694)	–	–	(60)	–	–	(888)	(8,132)
Deductions for surrender charges (note 2d)	–	–	(3,438)	–	(5,028)	–	(3,012)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(696)	–	(21,432)	(16,858)	(5,360)	(2,908)	(9,252)	(3,142)
Asset charges (note 3)	(68)	–	(1,022)	(866)	(268)	(110)	(586)	(304)
Adjustments to maintain reserves	28	–	16,482	3	10	23	77	14

Net equity transactions	59,034	–	307,184	181,340	(10,498)	55,869	(70,115)	138,196

Net change in contract owners’ equity	60,132	–	243,180	5,671	(24,366)	56,846	(93,986)	154,323
Contract owners’ equity beginning of period	–	–	5,671	–	56,846	–	154,323	–

Contract owners’ equity end of period	$60,132	–	248,851	5,671	32,480	56,846	60,337	154,323

CHANGES IN UNITS:
Beginning units	–	–	706	–	4,394	–	10,942	–

Units purchased	6,123	–	36,699	2,640	1,350	4,668	1,489	11,795
Units redeemed	(427)	–	(6,813)	(1,934)	(3,162)	(274)	(8,319)	(853)

Ending units	5,696	–	30,592	706	2,582	4,394	4,112	10,942

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyBioTech		RyConsProd		RyElec		RyEng
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	470	34	–	–	108	6
Realized gain (loss) on investments	19,114	69	(5,276)	(7,268)	(1,609)	(11,332)	72,269	14,967
Change in unrealized gain (loss) on investments	(202)	(265)	(802)	580	(3,527)	2,962	(5,641)	819
Reinvested capital gains	–	–	2,842	1,524	–	–	31,174	44

Net increase (decrease) in contract owners’ equity resulting from operations	18,912	(196)	(2,766)	(5,130)	(5,136)	(8,370)	97,910	15,836

Equity transactions:
Purchase payments received from contract owners (note 6)	6,692	3,502	7,510	7,868	9,610	4,446	24,402	14,140
Transfers between funds	182,244	78,736	(89,182)	112,842	(160,224)	226,132	81,890	135,742
Surrenders (note 6)	(10,174)	(110)	(2,230)	(20)	(1,666)	(58)	(566)	(85)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(384)	–	166	(6,058)	–	–	(6,558)	(26,634)
Deductions for surrender charges (note 2d)	(1,214)	–	(298)	–	(508)	–	(166)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(7,958)	(1,844)	(3,874)	(2,026)	(6,462)	(1,628)	(39,034)	(3,990)
Asset charges (note 3)	(502)	(146)	(276)	(174)	(280)	(94)	(1,988)	(316)
Adjustments to maintain reserves	(229)	10	73	19	7	7	(10)	33

Net equity transactions	168,475	80,148	(88,111)	112,451	(159,523)	228,805	57,970	118,890

Net change in contract owners’ equity	187,387	79,952	(90,877)	107,321	(164,659)	220,435	155,880	134,726
Contract owners’ equity beginning of period	79,952	–	107,321	–	223,982	3,547	134,726	–

Contract owners’ equity end of period	$267,339	79,952	16,444	107,321	59,323	223,982	290,606	134,726

CHANGES IN UNITS:
Beginning units	7,664	–	8,724	–	26,786	331	9,006	–

Units purchased	17,371	7,874	1,944	9,456	1,241	26,661	7,691	11,172
Units redeemed	(1,879)	(210)	(9,326)	(732)	(21,197)	(206)	(2,675)	(2,166)

Ending units	23,156	7,664	1,342	8,724	6,830	26,786	14,022	9,006

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyEnSvc		RyFinSvc		RyHealthC		RyNet
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	956	132	–	–	–	–
Realized gain (loss) on investments	123,864	(104,469)	(2,511)	3,888	10,540	(3,625)	(14,512)	(20,913)
Change in unrealized gain (loss) on investments	(11,666)	772	(1,915)	1,574	(244)	188	(2,949)	(243)
Reinvested capital gains	–	–	7,722	–	–	576	5,312	–

Net increase (decrease) in contract owners’ equity resulting from operations	112,198	(103,697)	4,252	5,594	10,296	(2,861)	(12,149)	(21,156)

Equity transactions:
Purchase payments received from contract owners (note 6)	66,936	33,934	2,870	2,064	10,274	2,484	9,588	5,160
Transfers between funds	117,360	195,066	(20,610)	79,184	86,768	64,428	40,566	134,608
Surrenders (note 6)	(39,436)	(2)	(11,982)	–	(4,456)	(5)	(182)	(56)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(778)	(26,634)	(404)	–	(1,398)	–	–	(7,934)
Deductions for surrender charges (note 2d)	(4,096)	–	(1,158)	–	(758)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(28,370)	(3,324)	(7,598)	(2,704)	(9,846)	(2,260)	(3,632)	(5,764)
Asset charges (note 3)	(1,464)	(276)	(392)	(136)	(662)	(114)	(214)	(530)
Adjustments to maintain reserves	97	25	–	22	73	22	7	20

Net equity transactions	110,249	198,789	(39,274)	78,430	79,995	64,555	46,133	125,504

Net change in contract owners’ equity	222,447	95,092	(35,022)	84,024	90,291	61,694	33,984	104,348
Contract owners’ equity beginning of period	95,092	–	84,024	–	61,694	–	107,863	3,515

Contract owners’ equity end of period	$317,539	95,092	49,002	84,024	151,985	61,694	141,847	107,863

CHANGES IN UNITS:
Beginning units	6,832	–	6,502	–	5,430	–	8,104	306

Units purchased	12,466	9,094	232	6,742	8,111	5,649	3,389	8,932
Units redeemed	(3,914)	(2,262)	(3,066)	(240)	(1,451)	(219)	(687)	(1,134)

Ending units	15,384	6,832	3,668	6,502	12,090	5,430	10,806	8,104

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyInvDyn30		RyInvMidCap		RyInvSmCap		RyJuno
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$1,420	–	500	–	1,928	–	–	–
Realized gain (loss) on investments	(6,166)	(4,846)	(43,785)	(1,422)	(169,859)	(52,840)	63,517	(28,576)
Change in unrealized gain (loss) on investments	5,372	(4,467)	(430)	–	(134)	1	6,721	(6,075)
Reinvested capital gains	–	2,480	–	–	–	–	–	3,076

Net increase (decrease) in contract owners’ equity resulting from operations	626	(6,833)	(43,715)	(1,422)	(168,065)	(52,839)	70,238	(31,575)

Equity transactions:
Purchase payments received from contract owners (note 6)	11,090	17,176	728	14	1,038	1,992	24,196	4,162
Transfers between funds	(17,000)	113,990	60,296	1,668	302,832	83,648	(293,802)	421,520
Surrenders (note 6)	(408)	–	(308)	–	(1,992)	(173)	(1,234)	(1,020)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(648)	(17,902)	(2)	–	(44,368)	(22,948)	(3,340)	536
Deductions for surrender charges (note 2d)	(158)	–	–	–	(214)	–	(216)	(447)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(9,076)	(1,120)	(1,052)	(180)	(9,552)	(9,112)	(24,812)	(14,130)
Asset charges (note 3)	(436)	(86)	(106)	(14)	(764)	(556)	(1,238)	(660)
Adjustments to maintain reserves	141	6	5	4	(7)	5	(442)	804

Net equity transactions	(16,495)	112,064	59,561	1,492	246,973	52,856	(300,888)	410,765

Net change in contract owners’ equity	(15,869)	105,231	15,846	70	78,908	17	(230,650)	379,190
Contract owners’ equity beginning of period	105,231	–	70	–	17	–	379,190	–

Contract owners’ equity end of period	$89,362	105,231	15,916	70	78,925	17	148,540	379,190

CHANGES IN UNITS:
Beginning units	11,886	–	8	–	2	–	45,952	–

Units purchased	3,854	13,792	2,130	28	15,854	3,140	6,930	47,790
Units redeemed	(5,808)	(1,906)	(170)	(20)	(6,350)	(3,138)	(33,886)	(1,838)

Ending units	9,932	11,886	1,968	8	9,506	2	18,996	45,952

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyLgCapEuro		RyLgCapGr		RyLgCapJapan		RyLgCapVal
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$4,428	18,654	172	1,456	–	–	290	520
Realized gain (loss) on investments	45,554	21,470	(1,814)	2,223	28,673	5,345	(2,567)	2,598
Change in unrealized gain (loss) on investments	19,075	(17,852)	(2,408)	(3,158)	39,849	1,572	593	(1,682)
Reinvested capital gains	6,456	322	4,032	1,712	–	–	2,066	1,478

Net increase (decrease) in contract owners’ equity resulting from operations	75,513	22,594	(18)	2,233	68,522	6,917	382	2,914

Equity transactions:
Purchase payments received from contract owners (note 6)	34,528	4,908	15,426	572	40,906	17,242	862	(2)
Transfers between funds	(21,386)	138,838	3,834	261,396	340,974	92,426	(12,320)	101,184
Surrenders (note 6)	(38,414)	(206)	(40,590)	(98)	(40,052)	–	(28,948)	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(5,460)	–	(7,532)	–	(4,262)	(12,188)	–	–
Deductions for surrender charges (note 2d)	(5,706)	–	(6,218)	–	(3,890)	–	(3,062)	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(24,108)	(3,830)	(8,640)	(1,210)	(15,302)	(1,614)	(5,066)	(890)
Asset charges (note 3)	(1,514)	(216)	(520)	(74)	(620)	(122)	(266)	(82)
Adjustments to maintain reserves	(275)	23	3	8	550	20	23	3

Net equity transactions	(62,335)	139,517	(44,237)	260,594	318,304	95,764	(48,777)	100,213

Net change in contract owners’ equity	13,178	162,111	(44,255)	262,827	386,826	102,681	(48,395)	103,127
Contract owners’ equity beginning of period	162,111	–	262,827	–	102,681	–	103,127	–

Contract owners’ equity end of period	$175,289	162,111	218,572	262,827	489,507	102,681	54,732	103,127

CHANGES IN UNITS:
Beginning units	10,914	–	25,208	–	8,582	–	9,168	–

Units purchased	5,212	11,231	13,092	25,344	30,318	9,871	11,946	9,262
Units redeemed	(5,030)	(317)	(17,702)	(136)	(4,904)	(1,289)	(16,444)	(94)

Ending units	11,096	10,914	20,598	25,208	33,996	8,582	4,670	9,168

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyLeisure		RyLongDyn30		RyMedius		RyMekros
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	2,712	29,402	–	–	134,156	–
Realized gain (loss) on investments	(5,988)	4,763	(64,596)	(20)	102,079	(20,401)	(233,821)	305,281
Change in unrealized gain (loss) on investments	(3,102)	3,094	33,341	(37,260)	(26,202)	12,951	(222,883)	160,692
Reinvested capital gains	3,292	54	23,594	3,088	1,450	23,054	–	22,928

Net increase (decrease) in contract owners’ equity resulting from operations	(5,798)	7,911	(4,949)	(4,790)	77,327	15,604	(322,548)	488,901

Equity transactions:
Purchase payments received from contract owners (note 6)	7,974	2,530	112,552	–	50,718	30,432	166,714	118,516
Transfers between funds	(169,730)	164,198	(237,610)	733,972	239,324	462,226	(1,379,430)	3,641,448
Surrenders (note 6)	(240)	–	(7,834)	–	(18,962)	(646)	(14,294)	(1,953)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(2)	–	(10,780)	–	(10,830)	364	(322,980)	(329,054)
Deductions for surrender charges (note 2d)	–	–	(986)	–	(4,916)	(299)	(4,400)	(303)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(3,358)	(1,326)	(20,412)	(50)	(60,196)	(13,976)	(147,714)	(44,468)
Asset charges (note 3)	(236)	(112)	(1,060)	(2)	(3,192)	(888)	(8,364)	(3,130)
Adjustments to maintain reserves	9	16	10	14	(7)	50	1	31

Net equity transactions	(165,583)	165,306	(166,120)	733,934	191,939	477,263	(1,710,467)	3,381,087

Net change in contract owners’ equity	(171,381)	173,217	(171,069)	729,144	269,266	492,867	(2,033,015)	3,869,988
Contract owners’ equity beginning of period	173,217	–	729,144	–	492,867	–	3,869,988	–

Contract owners’ equity end of period	$1,836	173,217	558,075	729,144	762,133	492,867	1,836,973	3,869,988

CHANGES IN UNITS:
Beginning units	12,566	–	67,110	–	35,336	–	270,782	–

Units purchased	1,755	12,682	12,751	67,114	19,940	36,591	13,136	298,156
Units redeemed	(14,181)	(116)	(26,463)	(4)	(7,374)	(1,255)	(160,228)	(27,374)

Ending units	140	12,566	53,398	67,110	47,902	35,336	123,690	270,782

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyMidCapGr		RyMidCapVal		RyNova		RyOTC
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	228	28	1,404	66	–	–
Realized gain (loss) on investments	2,409	3,904	(23,257)	3,721	28,692	18,072	53,269	81,029
Change in unrealized gain (loss) on investments	(2,467)	302	9,253	(9,682)	(24,380)	17,642	(60,533)	11,745
Reinvested capital gains	–	–	12,028	10,546	–	–	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	(58)	4,206	(1,748)	4,613	5,716	35,780	(7,264)	92,774

Equity transactions:
Purchase payments received from contract owners (note 6)	8,242	(6)	11,184	1,794	26,864	16,978	49,080	3,024
Transfers between funds	156,238	255,964	(179,412)	215,244	(39,518)	563,000	1,551,706	687,862
Surrenders (note 6)	(12,346)	(265)	(254)	(20)	(8,684)	(1,311)	(10,068)	(1,508)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(11,136)	–	(4,060)	–	(9,308)	730	(19,162)	730
Deductions for surrender charges (note 2d)	(3,342)	–	(54)	–	(1,646)	(595)	(6,240)	(599)
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(10,314)	(1,390)	(11,278)	(1,674)	(32,580)	(17,028)	(45,582)	(22,772)
Asset charges (note 3)	(562)	(98)	(474)	(130)	(1,920)	(962)	(2,764)	(1,266)
Adjustments to maintain reserves	(15)	19	36	1	1	20	(99)	9

Net equity transactions	126,765	254,224	(184,312)	215,215	(66,791)	560,832	1,516,871	665,480

Net change in contract owners’ equity	126,707	258,430	(186,060)	219,828	(61,075)	596,612	1,509,607	758,254
Contract owners’ equity beginning of period	258,430	–	219,828	–	596,612	–	758,254	–

Contract owners’ equity end of period	$385,137	258,430	33,768	219,828	535,537	596,612	2,267,861	758,254

CHANGES IN UNITS:
Beginning units	23,814	–	19,082	–	45,914	–	64,918	–

Units purchased	11,465	23,987	2,091	19,254	25,241	47,541	134,416	67,272
Units redeemed	(3,439)	(173)	(18,467)	(172)	(31,513)	(1,627)	(7,306)	(2,354)

Ending units	31,840	23,814	2,706	19,082	39,642	45,914	192,028	64,918

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyPrecMet		RyRealEst		RyRetail		RySectRot
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	3,682	526	–	–	–	–
Realized gain (loss) on investments	37,894	(104,833)	14,818	20,914	(16,448)	(1,082)	9,856	3,025
Change in unrealized gain (loss) on investments	18,069	(254)	(2,136)	859	29	(52)	3,172	2,124
Reinvested capital gains	–	–	–	564	1,520	270	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	55,963	(105,087)	16,364	22,863	(14,899)	(864)	13,028	5,149

Equity transactions:
Purchase payments received from contract owners (note 6)	9,400	21,236	19,992	5,706	2,814	882	31,516	3,882
Transfers between funds	237,224	204,084	(30,766)	118,926	11,530	21,786	94,468	131,832
Surrenders (note 6)	(58)	–	(9,614)	(65)	(106)	–	(196)	–
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(490)	(38,602)	(16)	–	–	–	(14)	–
Deductions for surrender charges (note 2d)	–	–	(3,678)	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(11,608)	(2,620)	(12,240)	(5,112)	(3,908)	(550)	(16,082)	(3,934)
Asset charges (note 3)	(640)	(200)	(934)	(278)	(266)	(46)	(608)	(104)
Adjustments to maintain reserves	790	20	26	15	10	14	7	23

Net equity transactions	234,618	183,918	(37,230)	119,192	10,074	22,086	109,091	131,699

Net change in contract owners’ equity	290,581	78,831	(20,866)	142,055	(4,825)	21,222	122,119	136,848
Contract owners’ equity beginning of period	78,831	–	142,055	–	21,222	–	136,848	–

Contract owners’ equity end of period	$369,412	78,831	121,189	142,055	16,397	21,222	258,967	136,848

CHANGES IN UNITS:
Beginning units	7,414	–	9,892	–	1,914	–	11,686	–

Units purchased	22,570	11,439	1,682	10,314	1,804	1,971	9,142	12,058
Units redeemed	(1,244)	(4,025)	(3,698)	(422)	(2,316)	(57)	(1,380)	(372)

Ending units	28,740	7,414	7,876	9,892	1,402	1,914	19,448	11,686

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RySmCapGr		RySmCapVal		RyTech		RyTele
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$–	–	–	86	–	–	–	–
Realized gain (loss) on investments	(18,272)	9,699	(14,294)	19,328	8,606	(8,823)	(15,852)	(8,190)
Change in unrealized gain (loss) on investments	(7,175)	(3,260)	3,065	(3,648)	(2,486)	(190)	(644)	64
Reinvested capital gains	11,910	5,122	11,402	5,160	–	972	17,386	–

Net increase (decrease) in contract owners’ equity resulting from operations	(13,537)	11,561	173	20,926	6,120	(8,041)	890	(8,126)

Equity transactions:
Purchase payments received from contract owners (note 6)	18,364	638	10,086	374	17,266	3,158	6,684	2,300
Transfers between funds	(45,958)	338,582	(104,038)	187,138	97,854	44,162	27,470	25,290
Surrenders (note 6)	(19,416)	(347)	(4,188)	(580)	(426)	(97)	(462)	(127)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(12,228)	–	(1,880)	–	(24)	(8,060)	(24)	(8,014)
Deductions for surrender charges (note 2d)	(4,286)	–	(266)	–	–	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(12,892)	(3,220)	(8,350)	(4,360)	(8,422)	(2,670)	(5,422)	(2,006)
Asset charges (note 3)	(648)	(178)	(400)	(254)	(424)	(138)	(268)	(92)
Adjustments to maintain reserves	(280)	17	20	8	22	16	16	24

Net equity transactions	(77,344)	335,492	(109,016)	182,326	105,846	36,371	27,994	17,375

Net change in contract owners’ equity	(90,881)	347,053	(108,843)	203,252	111,966	28,330	28,884	9,249
Contract owners’ equity beginning of period	347,053	–	203,252	–	31,753	3,423	9,249	–

Contract owners’ equity end of period	$256,172	347,053	94,409	203,252	143,719	31,753	38,133	9,249

CHANGES IN UNITS:
Beginning units	29,966	–	17,220	–	2,962	323	742	–

Units purchased	1,949	30,316	1,304	17,705	10,917	3,677	2,787	1,585
Units redeemed	(11,087)	(350)	(10,806)	(485)	(877)	(1,038)	(505)	(843)

Ending units	20,828	29,966	7,718	17,220	13,002	2,962	3,024	742

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyTitan500		RyTrans		RyUSGvtBd		RyUrsa
Investment activity:	2005	2004	2005	2004	2005	2004	2005	2004
Net investment income (loss)	$400	–	–	–	22,354	6,018	–	–
Realized gain (loss) on investments	(181,922)	(24,437)	8,701	8,302	26,128	(51,928)	(25,320)	(29,499)
Change in unrealized gain (loss) on investments	8,526	(17,188)	(2,077)	1,566	(3,189)	614	2,811	(135)
Reinvested capital gains	34,852	26,908	690	688	–	16,084	–	–

Net increase (decrease) in contract owners’ equity resulting from operations	(138,144)	(14,717)	7,314	10,556	45,293	(29,212)	(22,509)	(29,634)

Equity transactions:
Purchase payments received from contract owners (note 6)	20,190	2,496	4,762	1,196	15,530	40,980	19,214	9,756
Transfers between funds	(403,216)	957,876	58,968	51,092	773,862	74,430	723,492	61,158
Surrenders (note 6)	(7,442)	(54)	(56)	(29)	(76,112)	(179)	(558)	(424)
Death benefits (note 4)	–	–	–	–	–	–	–	–
Net policy repayments (loans) (note 5)	(9,592)	–	–	–	(93,778)	(8)	–	(22,978)
Deductions for surrender charges (note 2d)	(1,082)	–	–	–	(10,054)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(42,394)	(13,636)	(2,496)	(968)	(30,902)	(13,056)	(29,730)	(9,040)
Asset charges (note 3)	(2,052)	(530)	(194)	(118)	(1,960)	(592)	(940)	(404)
Adjustments to maintain reserves	(24)	35	(19)	27	(763)	(242)	88	8

Net equity transactions	(445,612)	946,187	60,965	51,200	575,823	101,333	711,566	38,076

Net change in contract owners’ equity	(583,756)	931,470	68,279	61,756	621,116	72,121	689,057	8,442
Contract owners’ equity beginning of period	931,636	166	61,756	–	72,121	–	8,442	–

Contract owners’ equity end of period	$347,880	931,636	130,035	61,756	693,237	72,121	697,499	8,442

CHANGES IN UNITS:
Beginning units	67,356	14	4,710	–	6,408	–	1,028	–

Units purchased	3,880	68,518	4,715	4,804	86,513	9,224	88,362	4,623
Units redeemed	(46,908)	(1,176)	(283)	(94)	(35,723)	(2,816)	(3,794)	(3,595)

Ending units	24,328	67,356	9,142	4,710	57,198	6,408	85,596	1,028

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6
STATEMENTS OF CHANGES IN CONTRACT OWNERS’ EQUITY, Continued
Years Ended December 31, 2005 and 2004

	RyUtil		RyVel100
Investment activity:	2005	2004	2005	2004
Net investment income (loss)	$1,464	1,140	–	3,140
Realized gain (loss) on investments	7,577	10,794	28,511	62,468
Change in unrealized gain (loss) on investments	(973)	(256)	(49,004)	10,498
Reinvested capital gains	–	–	–	140

Net increase (decrease) in contract owners’ equity resulting from operations	8,068	11,678	(20,493)	76,246

Equity transactions:
Purchase payments received from contract owners (note 6)	9,310	6,352	77,006	37,856
Transfers between funds	53,254	79,744	815,776	923,916
Surrenders (note 6)	(6,336)	(58)	(648)	–
Death benefits (note 4)	–	–	–	–
Net policy repayments (loans) (note 5)	(960)	(6,028)	(22)	(6)
Deductions for surrender charges (note 2d)	(1,352)	–	–	–
Redemptions to pay cost of insurance charges and administration charges (notes 2b and 2c)	(13,620)	(2,474)	(50,178)	(16,082)
Asset charges (note 3)	(908)	(186)	(2,870)	(762)
Adjustments to maintain reserves	412	7	(6,180)	39

Net equity transactions	39,800	77,357	832,884	944,961

Net change in contract owners’ equity	47,868	89,035	812,391	1,021,207
Contract owners’ equity beginning of period	89,035	–	1,021,207	–

Contract owners’ equity end of period	$136,903	89,035	1,833,598	1,021,207

CHANGES IN UNITS:
Beginning units	6,982	–	79,288	–

Units purchased	4,407	7,741	72,321	80,768
Units redeemed	(1,679)	(759)	(4,795)	(1,480)

Ending units	9,710	6,982	146,814	79,288

See accompanying notes to financial statements.

NATIONWIDE VLI SEPARATE ACCOUNT-6

NOTES TO FINANCIAL STATEMENTS

December 31, 2005 and 2004

(1)	Background and Summary of Significant Accounting Policies

(a)	Organization and Nature of Operations
The Nationwide VLI Separate Account-6 (The Account) was established pursuant to a resolution of the Board of Directors of Nationwide Life Insurance Company (the Company) on July, 10 2001 and commenced operations on November 30, 2003. The Account is registered as a unit investment trust under the Investment Company Act of 1940.

The Company offers Flexible Premium Variable Universal Life Insurance Policies through the Account. The primary distribution for contracts is through wholesalers and brokers.

(b)	The Contracts
Only policies with a front-end sales charge, a contingent deferred sales charge and certain other fees are offered for purchase. See note 2 for a discussion of policy charges and note 3 for asset charges.

Policy owners may invest in the following:

Portfolios of the American Century Variable Portfolios, Inc. (American Century VP);
    American Century VP – Income & Growth Fund – Class I (ACVPIncGr)*
    American Century VP – Ultra® Fund – Class I (ACVPUltra)*
    American Century VP – Value Fund – Class I (ACVPVal)*
Portfolios of the American Century Variable Portfolios, Inc. (American Century VP II);
    American Century VP II – Income & Growth Fund – Class II (ACVPIncGr2)
    American Century VP II – Ultra® Fund – Class II (ACVPUltra2)
    American Century VP II – Value Fund – Class II (ACVPVal2)
Portfolios of the American Century Variable Portfolios, Inc. (American Century VP III);
    American Century VP III – Income & Growth Fund – Class III (ACVPIncGr3)
    American Century VP III – Ultra® Fund – Class III (ACVPUltra3)
    American Century VP III – Value Fund – Class III (ACVPVal3)
Portfolios of the Fidelity® Variable Insurance Products (Fidelity® VIP);
    Fidelity® VIP – Equity-Income Portfolio: Service Class 2 (FidVIPEI2)
    Fidelity® VIP – Equity-Income Portfolio: Service Class 2 R (FidVIPEI2R)
    Fidelity® VIP – Growth Portfolio: Service Class 2 (FidVIPGr2)
    Fidelity® VIP – Growth Portfolio: Service Class 2 R (FidVIPGr2R)
Portfolios of the Fidelity® Variable Insurance Products (Fidelity® VIP II);
    Fidelity® VIP II – Contrafund® Portfolio: Service Class 2 (FidVIPCon2)
    Fidelity® VIP II – Contrafund® Portfolio: Service Class 2 R (FidVIPCon2R)
Funds of the Gartmore Variable Insurance Trust (Gartmore GVIT)
(Gartmore is an affiliate of the Company);
    Gartmore GVIT – Government Bond Fund: Class I (GVITGvtBd)
    Gartmore GVIT – Mid Cap Growth Fund: Class I (GVITSMdCpGr)
    Gartmore GVIT – Money Market Fund II – Class I (GVITMyMkt2)
    Gartmore GVIT – Nationwide® Fund: Class I (GVITNWFund)*
    Gartmore GVIT – Small Cap Growth Fund: Class I (GVITSmCapGr)*
    Gartmore GVIT – Small Cap Value Fund: Class I (GVITSmCapVal)*
    Gartmore GVIT – Small Company Fund: Class I (GVITSmComp)*

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

Funds of the Gartmore Variable Insurance Trust (Gartmore GVIT II)
(Gartmore is an affiliate of the Company);
    Gartmore GVIT II – Government Bond Fund: Class II (GVITGvtBd2)*
    Gartmore GVIT II – Nationwide® Fund: Class II (GVITNWFund2)
    Gartmore GVIT II – Small Cap Growth Fund: Class II (GVITSmCapGr2)
    Gartmore GVIT II – Small Cap Value Fund: Class II (GVITSmCapVal2)
    Gartmore GVIT II – Small Company Fund: Class II (GVITSmComp2)
Funds of the Gartmore Variable Insurance Trust (Gartmore GVIT III)
(Gartmore is an affiliate of the Company);
    Gartmore GVIT III – Government Bond Fund: Class III (GVITGvtBd3)
    Gartmore GVIT III – Mid Cap Growth Fund: Class III (GVITSMdCpGr3)
    Gartmore GVIT III – Nationwide® Fund: Class III (GVITNWFund3)
    Gartmore GVIT III – Small Cap Growth Fund: Class III (GVITSmCapGr3)
    Gartmore GVIT III – Small Cap Value Fund: Class III (GVITSmCapVal3)
    Gartmore GVIT III – Small Company Fund: Class III (GVITSmComp3)
Funds of the Gartmore Variable Insurance Trust – Investor Destinations (Gartmore GVIT ID II)
(Gartmore is an affiliate of the Company);
    Gartmore GVIT ID II – Aggressive Fund – Class II (GVITIDAgg)
    Gartmore GVIT ID II – Conservative Fund – Class II (GVITIDCon)*
    Gartmore GVIT ID II – Moderate Fund – Class II (GVITIDMod)
    Gartmore GVIT ID II – Moderately Aggressive Fund – Class II (GVITIDModAgg)
    Gartmore GVIT ID II – Moderately Conservative Fund – Class II (GVITIDModCon)
Funds of the Gartmore Variable Insurance Trust – Investor Destinations (Gartmore GVIT ID VI)
(Gartmore is an affiliate of the Company);
    Gartmore GVIT ID VI – Aggressive Fund – Class VI (GVITIDAgg6)
    Gartmore GVIT ID VI – Conservative Fund – Class VI (GVITIDCon6)
    Gartmore GVIT ID VI – Moderate Fund – Class VI (GVITIDMod6)
    Gartmore GVIT ID VI – Moderately Aggressive Fund – Class VI (GVITIDModAgg6)
    Gartmore GVIT ID VI – Moderately Conservative Fund – Class VI (GVITIDModCon6)
Funds of the Rydex Variable Trust (Rydex VT);
    Rydex VT – Arktos Fund (RyArktos)
    Rydex VT – Banking Fund (RyBank)
    Rydex VT – Basic Materials Fund (RyBasicM)
    Rydex VT – Biotechnology Fund (RyBioTech)
    Rydex VT – Consumer Products Fund (RyConsProd)
    Rydex VT – Electronics Fund (RyElec)
    Rydex VT – Energy Fund (RyEng)
    Rydex VT – Energy Services Fund (RyEnSvc)
    Rydex VT – Financial Services Fund (RyFinSvc)
    Rydex VT – Health Care Fund (RyHealthC)
    Rydex VT – Internet Fund (RyNet)
    Rydex VT – Inverse Dynamic Dow 30 Fund (RyInvDyn30)
    Rydex VT – Inverse Mid Cap Fund (RyInvMidCap)
    Rydex VT – Inverse Small Cap Fund (RyInvSmCap)
    Rydex VT – Juno Fund (RyJuno)
    Rydex VT – Large Cap Europe Fund (RyLgCapEuro)
    Rydex VT – Large Cap Growth Fund (RyLgCapGr)
    Rydex VT – Large Cap Japan Fund (RyLgCapJapan)
    Rydex VT – Large Cap Value Fund (RyLgCapVal)
    Rydex VT – Leisure Fund (RyLeisure)
    Rydex VT – Long Dynamic Dow 30 Fund (RyLongDyn30)
    Rydex VT – Medius Fund (RyMedius)

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

    Rydex VT – Mekros Fund (RyMekros)
    Rydex VT – Mid Cap Growth Fund (RyMidCapGr)
    Rydex VT – Mid Cap Value Fund (RyMidCapVal)
    Rydex VT – Nova Fund (RyNova)
    Rydex VT – OTC Fund (RyOTC)
    Rydex VT – Precious Metals Fund (RyPrecMet)
    Rydex VT – Real Estate Fund (RyRealEst)
    Rydex VT – Retailing Fund (RyRetail)
    Rydex VT – Sector Rotation Fund (RySectRot)
    Rydex VT – Small Cap Growth Fund (RySmCapGr)
    Rydex VT – Small Cap Value Fund (RySmCapVal)
    Rydex VT – Technology Fund (RyTech)
    Rydex VT – Telecommunications Fund (RyTele)
    Rydex VT – Titan 500 Fund (RyTitan500)
    Rydex VT – Transportation Fund (RyTrans)
    Rydex VT – U.S. Government Bond Fund (RyUSGvtBd)
    Rydex VT – Ursa Fund (RyUrsa)
    Rydex VT – Utilities Fund (RyUtil)
    Rydex VT – Velocity 100 Fund (RyVel100)

At December 31, 2005, contract owners were invested in all of the above funds except those noted with an asterisk (*). The contract owners’ equity is affected by the investment results of each fund, equity transactions by contract owners and certain contract expenses (see notes 2 and 3). The accompanying financial statements include only contract owners’ purchase payments pertaining to the variable portions of their contracts and exclude any purchase payments for fixed dollar benefits, the latter being included in the Accounts of the Company.

A contract owner may choose from among a number of different underlying mutual fund options. The underlying mutual fund options are not available to the general public directly. The underlying mutual funds are available as investment options in variable life insurance policies or variable annuity contracts issued by life insurance companies or, in some cases, through participation in certain qualified pension or retirement plans.

A purchase payment could be presented as a negative equity transaction in the Statements of Changes in Contract Owners’ Equity if a prior period purchase payment is refunded to a contract owner due to a contract cancellation during the free look period, and/or if a gain is realized by the contract owner during the free look period.

Some of the underlying mutual funds have been established by investment advisers which manage publicly traded mutual funds having similar names and investment objectives. While some of the underlying mutual funds may be similar to, and may in fact be modeled after, publicly traded mutual funds, the underlying mutual funds are not otherwise directly related to any publicly traded mutual fund. Consequently, the investment performance of publicly traded mutual funds and any corresponding underlying mutual funds may differ substantially.

(c)	Security Valuation, Transactions and Related Investment Income
Investments in underlying mutual funds are valued on the closing net asset value per share at December 31, 2005 of such funds, which value their investment securities at fair value. Fund purchases and sales are accounted for on the trade date (date the order to buy or sell is executed). The cost of investments sold is determined on a specific identification basis, and dividends (which include capital gain distributions) are accrued as of the ex-dividend date and are reinvested in the underlying mutual funds.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

(d)	Federal Income Taxes
Operations of the Account form a part of, and are taxed with, operations of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code.

The Company does not provide for income taxes within the Account. Taxes are the responsibility of the contract owner upon termination or withdrawal.

(e)	Use of Estimates in the Preparation of Financial Statements
The preparation of financial statements in conformity with U.S generally accepted accounting principles may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities, if any, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

(2)	Policy Charges

(a)	Deductions from Premiums
The Company deducts a premium load charge to cover sales loads and state premium taxes. The sales load portion of the premium load charge is $5 per $1,000 of premium and covers sales expenses incurred by the Company. The premium tax portion of the premium load charge is $35 per $1,000 of premium and is used to reimburse the Company for state and local premium taxes (at the estimated rate of 2.25%), and for federal premium taxes (at the estimated rate of 1.25%).

For the periods ended December 31, 2005 and 2004, total front-end sales charge deductions were $533,767 and $858,107, respectively.

(b)	Cost of Insurance
A cost of insurance charge is assessed monthly against each contract. The amount of the charge varies widely and is based upon age, sex, rate class, and net amount at risk (death benefit less total contract value). This charge is assessed monthly against each contract by liquidating units.

(c)	Administrative Charges
The Company currently deducts $10 per month through the first year from the policy date, which is also the maximum guaranteed administrative charge. Thereafter, the Company will deduct $5 per month, and the maximum guaranteed administrative charge is $7.50 per month. These charges are assessed against each contract monthly by liquidating units.

(d)	Surrender Charges
Policy surrenders result in a redemption of the contract value from the Account and payment of the surrender proceeds to the contract owner or designee. The surrender proceeds consist of the contract value, less any outstanding policy loans and less a surrender charge if applicable. The amount of the charge is based upon a specified percentage of the initial surrender charge which varies by age, sex and rate class. The surrender charge is 100% of the initial surrender charge in the first year, and declines in specified percentages. After the ninth year, the charge is 0%.

Surrender charges are assessed by liquidating units. The Company may wave the surrender charge for certain contracts in which sales expenses normally associated with the distribution of a contract are not incurred.

(3)	Asset Charges
The Company deducts a monthly asset fee from each contract. This charge is $0.60 on the first $25,000 of cash value. During the first through fifteenth years from the policy date, the charge is $0.30 per $1,000 of cash value thereafter. Otherwise, the charge is $0.20 per $1,000 of cash value thereafter. This charge is assessed monthly against each contract by liquidating units.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

(4)	Death Benefits
Death benefit proceeds result in the redemption of the contract value from the Account and payment of those proceeds, less any outstanding policy loans (and policy charges), to the legal beneficiary. The contracts have a minimum required death benefit. The minimum required death benefit is the lowest benefit that will qualify the policy as life insurance under Section 7702 of the Internal Revenue Code.

There are three options a contract owner may choose when determining the death benefit:

1)	The death benefit will be the greater of the specified amount or minimum required death benefit;

2)	The death benefit will be the greater of the specified amount plus the cash value as of the date of death, or the minimum required death benefit;

3)	The death benefit will be the specified amount plus the accumulated premium account (which consists of all premium payments minus all partial surrenders to the date of death).
For any death benefit option, the calculation of the minimum required death benefit is shown on the Policy Data Page. Not all death benefit options are available in all states.

(5)	Policy Loans (Net of Repayments)
Contract provisions allow contract owners to borrow 90% of a policy’s variable cash surrender value plus 100% of a policy’s fixed cash surrender value less the applicable value of any surrender charges. Interest is charged on the outstanding loans and is due and payable in advance on the policy anniversary. In certain circumstances a contract owner may elect to use a Preferred Policy Loan. In this case, the loan value cannot exceed 5% of the policy’s cash surrender value as of the beginning of the year from the policy date.

At the time the loan is granted, the amount of the loan is transferred from the Account to the Company’s general account as collateral for the outstanding loan. Collateral amounts in the general account are credited with the stated rate of interest in effect at the time the loan is made, subject to a guaranteed minimum rate. Interest credited is paid by the Company’s general account to the Account. Loan repayments result in a transfer of collateral including interest back to the Account.

(6)	Related Party Transactions
The Company performs various services on behalf of the Mutual Fund Companies in which the Account invests and may receive fees for the services performed. These services include, among other things, shareholder communications, preparation, postage, fund transfer agency and various other record keeping and customer service functions. These fees are paid to an affiliate of the Company.

Contract owners may, with certain restrictions, transfer their assets between the Account and a fixed dollar contract (fixed account) maintained in the accounts of the Company. These transfers are the result of the contract owner executing fund exchanges. Fund exchanges from the Account to the fixed account are included in surrenders, and fund exchanges from the fixed account to the Account are included in purchase payments received from contact owners, as applicable, on the accompanying Statements of Change in Contract Owners’ Equity.

Policy loan transactions (note 5), executed at the direction of the contract owner, also result in transfers between the Account and the fixed account of the Company. The fixed account assets are not reflected in the accompanying financial statements.

For the periods ended December 31, 2005 and 2004, total transfers into the Account from the fixed account were $168,637 and $114,425, respectively, and total transfers from the Account to the fixed account were $2,236,023 and $4,864,502, respectively.

(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

(7)	Financial Highlights
The following is a summary of units, unit fair values and contract owners’ equity for variable life and annuity contracts as of the end of the periods indicated, and the contract expense rate, investment income ratio and total return for the two year period ended December 31, 2005 and the period November 30, 2003 (commencement of operations) through December 31, 2003.

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income **Ratio**	Total ***Return***
American Century VP II – Income & Growth Fund – Class II
2005	0.00%	1,326	$13.037836	$17,288	34.55%	4.52%
2004	0.00%	2,714	12.474389	33,855	1.01%	12.57%

American Century VP II – Ultra® Fund – Class II
2005	0.00%	5,704	11.942190	68,118	0.00%	1.97%
2004	0.00%	9,962	11.710979	116,665	0.00%	10.59%

American Century VP II – Value Fund – Class II
2005	0.00%	4,744	13.286571	63,031	1.04%	4.85%
2004	0.00%	9,250	12.671512	117,211	0.00%	14.17%

American Century VP III – Income & Growth Fund – Class III
2005	0.00%	5,672	10.774753	61,114	0.00%	7.75%	05/02/05

American Century VP III – Ultra® Fund – Class III
2005	0.00%	2,692	11.043659	29,730	0.00%	10.44%	05/02/05

American Century VP III – Value Fund – Class III
2005	0.00%	14,436	10.803690	155,962	0.00%	8.04%	05/02/05

Fidelity® VIP – Equity–Income Portfolio: Service Class
2004	0.00%	9,968	12.409671	123,700	0.18%	11.23%

Fidelity® VIP – Equity–Income Portfolio: Service Class 2
2005	0.00%	9,668	13.100905	126,660	1.48%	5.57%

Fidelity® VIP – Equity–Income Portfolio: Service Class 2 R
2005	0.00%	9,848	10.990361	108,233	0.00%	9.90%	05/02/05

Fidelity® VIP – Growth Portfolio: Service Class
2004	0.00%	3,356	11.053471	37,095	0.11%	3.12%

Fidelity® VIP – Growth Portfolio: Service Class 2
2005	0.00%	3,092	11.661647	36,058	0.25%	5.50%

Fidelity® VIP – Growth Portfolio: Service Class 2 R
2005	0.00%	4,986	11.243640	56,061	0.00%	12.44%	05/02/05

Fidelity® VIP II – Contrafund® Portfolio: Service Class
2004	0.00%	17,268	12.622344	217,963	0.04%	15.16%

Fidelity® VIP II – Contrafund® Portfolio: Service Class 2
2005	0.00%	12,254	14.723477	180,421	0.14%	16.65%

Fidelity® VIP II – Contrafund® Portfolio: Service Class 2 R
2005	0.00%	16,980	11.961699	203,110	0.00%	19.62%	05/02/05

Gartmore GVIT – Government Bond Fund: Class I
2005	0.00%	4,484	10.980441	49,236	1.46%	3.26%
2004	0.00%	4,364	10.633428	46,404	4.89%	3.26%

Gartmore GVIT – Mid Cap Growth Fund: Class I
2005	0.00%	356	13.507474	4,809	0.00%	9.74%
2004	0.00%	496	12.308466	6,105	0.00%	15.34%

Gartmore GVIT – Money Market Fund II – Class I
2005	0.00%	1,663,006	10.272104	17,082,571	2.50%	2.26%
2004	0.00%	514,102	10.044777	5,164,040	0.62%	0.41%
2003	0.00%	16,351	10.003329	163,564	0.06%	0.03%	08/29/03

Gartmore GVIT – Small Cap Value Fund: Class I
2004	0.00%	1,850	13.422532	24,832	0.00%	17.00%

Gartmore GVIT – Small Company Fund: Class I
2004	0.00%	2,002	13.021653	26,069	0.00%	18.78%
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income **Ratio**	Total ***Return***
Gartmore GVIT II – Nationwide® Fund: Class II
2005	0.00%	1,130	$12.694519	$14,345	0.42%	7.04%
2004	0.00%	9,566	11.859676	113,450	24.99%	9.53%

Gartmore GVIT II – Small Cap Growth Fund: Class II
2005	0.00%	222	12.561849	2,789	0.00%	7.73%
2004	0.00%	284	11.660011	3,311	0.00%	13.17%

Gartmore GVIT II – Small Cap Value Fund: Class II
2005	0.00%	1,076	13.795785	14,844	0.00%	2.78%

Gartmore GVIT II – Small Company Fund: Class II
2005	0.00%	2,012	14.584947	29,345	0.00%	12.01%

Gartmore GVIT III – Government Bond Fund: Class III
2005	0.00%	5,436	10.153318	55,193	3.43%	1.53%	05/02/05

Gartmore GVIT III – Mid Cap Growth Fund: Class III
2005	0.00%	1,624	11.730689	19,051	0.00%	17.31%	05/02/05

Gartmore GVIT III – Nationwide® Fund: Class III
2005	0.00%	1,560	11.098742	17,314	0.83%	10.99%	05/02/05

Gartmore GVIT III – Small Cap Growth Fund: Class III
2005	0.00%	48	12.015208	577	0.00%	20.15%	05/02/05

Gartmore GVIT III – Small Cap Value Fund: Class III
2005	0.00%	1,502	11.447242	17,194	0.12%	14.47%	05/02/05

Gartmore GVIT III – Small Company Fund: Class III
2005	0.00%	1,232	11.693622	14,407	0.00%	16.94%	05/02/05

Gartmore GVIT ID II – Aggressive Fund – Class II
2005	0.00%	540	12.143224	6,557	1.85%	7.93%
2004	0.00%	366	11.250923	4,118	2.95%	12.51%	05/03/04

Gartmore GVIT ID II – Conservative Fund – Class II
2004	0.00%	232	10.429263	2,420	4.23%	4.29%	05/03/04

Gartmore GVIT ID II – Moderate Fund – Class II
2005	0.00%	6,366	11.440576	72,831	2.62%	5.34%
2004	0.00%	468	10.860228	5,083	1.54%	8.60%	05/03/04

Gartmore GVIT ID II – Moderately Aggressive Fund – Class II
2005	0.00%	7,256	11.878625	86,191	2.29%	7.07%
2004	0.00%	2,082	11.094081	23,098	0.82%	10.94%	05/03/04

Gartmore GVIT ID II – Moderately Conservative Fund – Class II
2005	0.00%	220	11.135379	2,450	2.11%	4.49%
2004	0.00%	232	10.657326	2,472	4.19%	6.57%	05/03/04

Gartmore GVIT ID VI – Aggressive Fund – Class VI
2005	0.00%	1,758	11.213798	19,714	2.78%	12.14%	05/02/05

Gartmore GVIT ID VI – Conservative Fund – Class VI
2005	0.00%	4,990	10.350568	51,649	1.90%	3.51%	05/02/05

Gartmore GVIT ID VI – Moderate Fund – Class VI
2005	0.00%	14,960	10.765754	161,056	2.34%	7.66%	05/02/05

Gartmore GVIT ID VI – Moderately Aggressive Fund – Class VI
2005	0.00%	11,276	11.024077	124,307	2.21%	10.24%	05/02/05

Gartmore GVIT ID VI – Moderately Conservative Fund – C lass VI
2005	0.00%	5,696	10.556801	60,132	1.93%	5.57%	05/02/05

Rydex VT – Arktos Fund
2005	0.00%	30,592	8.134507	248,851	0.00%	1.27%
2004	0.00%	706	8.032405	5,671	0.00%	-11.83%

Rydex VT – Banking Fund
2005	0.00%	2,582	12.579511	32,480	4.89%	-2.77%
2004	0.00%	4,394	12.937277	56,846	0.29%	14.74%
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income **Ratio**	Total ***Return***
Rydex VT – Basic Materials Fund
2005	0.00%	4,112	$14.673284	$60,337	0.40%	4.04%
2004	0.00%	10,942	14.103745	154,323	0.08%	20.83%

Rydex VT – Biotechnology Fund
2005	0.00%	23,156	11.545119	267,339	0.00%	10.67%
2004	0.00%	7,664	10.432198	79,952	0.00%	1.10%

Rydex VT – Consumer Products Fund
2005	0.00%	1,342	12.253101	16,444	0.53%	-0.40%
2004	0.00%	8,724	12.301853	107,321	0.09%	13.30%

Rydex VT – Electronics Fund
2005	0.00%	6,830	8.685720	59,323	0.00%	3.87%
2004	0.00%	26,786	8.361905	223,982	0.00%	-21.98%
2003	0.00%	331	10.717460	3,547	0.00%	7.17%	09/02/03

Rydex VT – Energy Fund
2005	0.00%	14,022	20.725001	290,606	0.02%	38.54%
2004	0.00%	9,006	14.959597	134,726	0.01%	32.27%

Rydex VT – Energy Services Fund
2005	0.00%	15,384	20.640855	317,539	0.00%	48.30%
2004	0.00%	6,832	13.918556	95,092	0.00%	33.74%

Rydex VT – Financial Services Fund
2005	0.00%	3,668	13.359373	49,002	1.03%	3.38%
2004	0.00%	6,502	12.922869	84,024	0.37%	17.12%

Rydex VT – Health Care Fund
2005	0.00%	12,090	12.571123	151,985	0.00%	10.64%
2004	0.00%	5,430	11.361762	61,694	0.00%	6.22%

Rydex VT – Internet Fund
2005	0.00%	10,806	13.126669	141,847	0.00%	-1.38%
2004	0.00%	8,104	13.309860	107,863	0.00%	15.87%
2003	0.00%	306	11.486698	3,515	0.00%	14.87%	09/02/03

Rydex VT – Inverse Dynamic Dow 30 Fund
2005	0.00%	9,932	8.997359	89,362	1.51%	1.63%
2004	0.00%	11,886	8.853319	105,231	0.00%	-11.47%	05/03/04

Rydex VT – Inverse Mid Cap Fund
2005	0.00%	1,968	8.087487	15,916	0.37%	-8.16%
2004	0.00%	8	8.806000	70	0.00%	-11.94%	05/03/04

Rydex VT – Inverse Small Cap Fund
2005	0.00%	9,506	8.302632	78,925	0.79%	-3.05%
2004	0.00%	2	8.564000	17	0.00%	-14.36%	05/03/04

Rydex VT – Juno Fund
2005	0.00%	18,996	7.819540	148,540	0.00%	-5.24%
2004	0.00%	45,952	8.251871	379,190	0.00%	-10.67%

Rydex VT – Large Cap Europe Fund
2005	0.00%	11,096	15.797477	175,289	0.69%	6.36%
2004	0.00%	10,914	14.853477	162,111	33.87%	16.15%

Rydex VT – Large Cap Growth Fund
2005	0.00%	20,598	10.611331	218,572	0.15%	1.77%
2004	0.00%	25,208	10.426349	262,827	2.64%	4.26%	05/03/04

Rydex VT – Large Cap Japan Fund
2005	0.00%	33,996	14.398959	489,507	0.00%	20.35%
2004	0.00%	8,582	11.964662	102,681	0.00%	10.33%

Rydex VT – Large Cap Value Fund
2005	0.00%	4,670	11.719808	54,732	0.37%	4.19%
2004	0.00%	9,168	11.248572	103,127	1.02%	12.49%	05/03/04

Rydex VT – Leisure Fund
2005	0.00%	140	13.113391	1,836	0.00%	-4.87%
2004	0.00%	12,566	13.784595	173,217	0.00%	23.86%
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income **Ratio**	Total ***Return***
Rydex VT – Long Dynamic Dow 30 Fund
2005	0.00%	53,398	$10.451225	$558,075	1.00%	-3.81%
2004	0.00%	67,110	10.864909	729,144	24.03%	8.65%	05/03/04

Rydex VT – Medius Fund
2005	0.00%	47,902	15.910246	762,133	0.00%	14.07%
2004	0.00%	35,336	13.948005	492,867	0.00%	22.14%

Rydex VT – Mekros Fund
2005	0.00%	123,690	14.851425	1,836,973	4.59%	3.92%
2004	0.00%	270,782	14.291895	3,869,988	0.00%	25.20%

Rydex VT – Mid Cap Growth Fund
2005	0.00%	31,840	12.096000	385,137	0.00%	11.46%
2004	0.00%	23,814	10.852000	258,430	0.00%	8.52%	05/03/04

Rydex VT – Mid Cap Value Fund
2005	0.00%	2,706	12.478766	33,768	0.18%	8.32%
2004	0.00%	19,082	11.520171	219,828	0.04%	15.20%	05/03/04

Rydex VT – Nova Fund
2005	0.00%	39,642	13.509344	535,537	0.27%	3.97%
2004	0.00%	45,914	12.994126	596,612	0.03%	14.62%

Rydex VT – OTC Fund
2005	0.00%	192,028	11.810054	2,267,861	0.00%	1.11%
2004	0.00%	64,918	11.680186	758,254	0.00%	9.35%

Rydex VT – Precious Metals Fund
2005	0.00%	28,740	12.853586	369,412	0.00%	20.89%
2004	0.00%	7,414	10.632748	78,831	0.00%	-14.21%

Rydex VT – Real Estate Fund
2005	0.00%	7,876	15.387085	121,189	1.68%	7.15%
2004	0.00%	9,892	14.360615	142,055	0.86%	29.54%

Rydex VT – Retailing Fund
2005	0.00%	1,402	11.695368	16,397	0.00%	5.48%
2004	0.00%	1,914	11.088014	21,222	0.00%	10.06%

Rydex VT – Sector Rotation Fund
2005	0.00%	19,448	13.315851	258,967	0.00%	13.71%
2004	0.00%	11,686	11.710392	136,848	0.00%	10.71%

Rydex VT – Small Cap Growth Fund
2005	0.00%	20,828	12.299413	256,172	0.00%	6.20%
2004	0.00%	29,966	11.581557	347,053	0.00%	15.82%	05/03/04

Rydex VT – Small Cap Value Fund
2005	0.00%	7,718	12.232292	94,409	0.00%	3.64%
2004	0.00%	17,220	11.803243	203,252	0.09%	18.03%	05/03/04

Rydex VT – Technology Fund
2005	0.00%	13,002	11.053572	143,719	0.00%	3.11%
2004	0.00%	2,962	10.720064	31,753	0.00%	1.15%
2003	0.00%	323	10.598204	3,423	0.00%	5.98%	09/02/03

Rydex VT – Telecommunications Fund
2005	0.00%	3,024	12.610236	38,133	0.00%	1.16%
2004	0.00%	742	12.465243	9,249	0.00%	12.68%

Rydex VT – Titan 500 Fund
2005	0.00%	24,328	14.299570	347,880	0.08%	3.38%
2004	0.00%	67,356	13.831516	931,636	0.00%	16.90%
2003	0.00%	14	11.832066	166	0.00%	18.32%	09/02/03

Rydex VT – Transportation Fund
2005	0.00%	9,142	14.223953	130,035	0.00%	8.48%
2004	0.00%	4,710	13.111746	61,756	0.00%	22.99%

Rydex VT – U.S. Government Bond Fund
2005	0.00%	57,198	12.119946	693,237	4.23%	7.69%
2004	0.00%	6,408	11.254914	72,121	3.37%	8.36%
(Continued)

NATIONWIDE VLI SEPARATE ACCOUNT-6 (NOTES TO FINANCIAL STATEMENTS, Continued)

	Contract Expense Rate*	Units	Unit Fair Value	Contract Owners’ Equity	Investment Income **Ratio**	Total ***Return***
Rydex VT – Ursa Fund
2005	0.00%	85,596	$8.148729	$697,499	0.00%	-0.77%
2004	0.00%	1,028	8.212022	8,442	0.00%	-10.21%

Rydex VT – Utilities Fund
2005	0.00%	9,710	14.099167	136,903	0.64%	10.56%
2004	0.00%	6,982	12.752103	89,035	2.24%	17.31%

Rydex VT – Velocity 100 Fund
2005	0.00%	146,814	12.489256	1,833,598	0.00%	-3.03%
2004	0.00%	79,288	12.879723	1,021,207	1.71%	14.21%

Contract Owners’ Equity Total By Year

2005				$33,437,814

2004				$18,547,439

2003				$174,215

*
This represents the annual contract expense rate of the variable account for the period indicated and includes only those expenses that are assessed through a reduction in the unit values. Excluded are expenses of the underlying mutual funds and charges made directly to contract owner accounts through the redemption of units.

**
This represents the dividends for the period indicated, excluding distributions of capital gains, received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by average net assets. The ratios exclude those expenses, if any, that result in direct reductions to the contractholder accounts either through reductions in unit values or redemption of units. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

***
This represents the total return for the period indicated, including changes in the value of the underlying mutual fund, which reflects the reduction of unit value for expenses assessed. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate the effective date of that investment option in the Account. The total return is calculated for the period indicated or from the effective date through the end of the period.

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholder
Nationwide Life Insurance Company:
We have audited the consolidated financial statements of Nationwide Life Insurance Company and subsidiaries (the Company) as listed in the accompanying index. In connection with our audits of the consolidated financial statements, we also have audited the financial statement schedules as listed in the accompanying index. These consolidated financial statements and financial statement schedules are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and financial statement schedules based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of Nationwide Life Insurance Company and subsidiaries as of December 31, 2005 and 2004, and the results of their operations and their cash flows for each of the years in the three-year period ended December 31, 2005, in conformity with U.S. generally accepted accounting principles. Also in our opinion, the related financial statement schedules, when considered in relation to the basic consolidated financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.
As discussed in note 3 to the consolidated financial statements, the Company adopted the American Institute of Certified Public Accountants’ Statement of Position 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts, in 2004.

/s/ KPMG LLP
Columbus, Ohio March 1, 2006

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Consolidated Statements of Income
(in millions)

	Years ended December 31,
	2005	2004	2003
Revenues:
Policy charges	$1,055.1	$1,025.2	$924.1
Life insurance premiums	260.0	270.4	279.8
Net investment income	2,105.2	2,000.5	1,973.1
Net realized gains (losses) on investments, hedging instruments and hedged items	10.6	(36.4)	(85.2)
Other	2.2	9.8	12.8

Total revenues	3,433.1	3,269.5	3,104.6

Benefits and expenses:
Interest credited to policyholder account values	1,331.0	1,277.2	1,309.2
Other benefits and claims	377.5	369.2	380.0
Policyholder dividends on participating policies	33.1	36.2	41.2
Amortization of deferred policy acquisition costs	466.3	410.1	375.9
Interest expense on debt, primarily with Nationwide Financial Services, Inc. (NFS)	66.3	59.8	48.4
Other operating expenses	538.8	582.0	515.5

Total benefits and expenses	2,813.0	2,734.5	2,670.2

Income from continuing operations before federal income tax expense	620.1	535.0	434.4
Federal income tax expense	95.6	120.0	96.2

Income from continuing operations	524.5	415.0	338.2
Cumulative effect of adoption of accounting principles, net of taxes	—	(3.3)	(0.6)

Net income	$524.5	$411.7	$337.6

See accompanying notes to consolidated financial statements, including Note 15 which describes related party transactions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Consolidated Balance Sheets
(in millions, except per share amounts)

	December 31,
	2005	2004
Assets
Investments:
Securities available-for-sale, at fair value:
Fixed maturity securities (cost $26,958.9 in 2005; $26,708.7 in 2004)	$27,198.1	$27,652.0
Equity securities (cost $35.1 in 2005; $37.7 in 2004)	42.1	48.1
Mortgage loans on real estate, net	8,458.9	8,649.2
Real estate, net	84.9	83.9
Policy loans	604.7	644.5
Other long-term investments	641.5	539.6
Short-term investments, including amounts managed by a related party	1,596.6	1,645.8

Total investments	38,626.8	39,263.1

Cash	0.9	15.5
Accrued investment income	344.0	364.2
Deferred policy acquisition costs	3,597.9	3,416.6
Other assets	1,699.1	2,099.8
Assets held in separate accounts	62,689.8	60,798.7

Total assets	$106,958.5	$105,957.9

Liabilities and Shareholder’s Equity
Liabilities:
Future policy benefits and claims	$35,941.1	$36,383.1
Short-term debt	242.3	215.0
Long-term debt, payable to NFS	700.0	700.0
Other liabilities	3,130.1	3,645.2
Liabilities related to separate accounts	62,689.8	60,798.7

Total liabilities	102,703.3	101,742.0

Shareholder’s equity:
Common stock, $1 par value; authorized - 5.0 shares; issued and outstanding - 3.8 shares	3.8	3.8
Additional paid-in capital	274.4	274.4
Retained earnings	3,883.4	3,543.9
Accumulated other comprehensive income	93.6	393.8

Total shareholder’s equity	4,255.2	4,215.9

Total liabilities and shareholder’s equity	$106,958.5	$105,957.9

See accompanying notes to consolidated financial statements, including Note 15 which describes related party transactions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Consolidated Statements of Shareholder’s Equity
(in millions)

	Capital shares	Additional paid-in capital	Retained earnings	Accumlated other comprehensive income	Total shareholder’s equity
Balance as of December 31, 2002	$3.8	$171.1	$2,979.6	$394.3	$3,548.8
Comprehensive income:
Net income	—	—	337.6	—	337.6
Net unrealized gains on securities available-for-sale arising during the period, net of taxes	—	—	—	99.6	99.6
Accumulated net losses on cash flow hedges, net of taxes	—	—	—	(26.6)	(26.6)

Total comprehensive income					410.6

Capital contributed by NFS	—	200.2	—	—	200.2
Capital returned to NFS	—	(100.0)	—	—	(100.0)
Dividends to NFS	—	—	(60.0)	—	(60.0)

Balance as of December 31, 2003	3.8	271.3	3,257.2	467.3	3,999.6

Comprehensive income:
Net income	—	—	411.7	—	411.7
Net unrealized losses on securities available-for-sale arising during the period, net of taxes	—	—	—	(42.7)	(42.7)
Accumulated net losses on cash flow hedges, net of taxes	—	—	—	(30.8)	(30.8)

Total comprehensive income					338.2

Capital contributed by NFS	—	3.1	—	—	3.1
Dividends to NFS	—	—	(125.0)	—	(125.0)

Balance as of December 31, 2004	3.8	274.4	3,543.9	393.8	4,215.9

Comprehensive income:
Net income	—	—	524.5	—	524.5
Net unrealized losses on securities available-for-sale arising during the period, net of taxes	—	—	—	(327.3)	(327.3)
Accumulated net gains on cash flow hedges, net of taxes	—	—	—	27.1	27.1

Total comprehensive income					224.3

Dividends to NFS	—	—	(185.0)	—	(185.0)

Balance as of December 31, 2005	$3.8	$274.4	$3,883.4	$93.6	$4,255.2

See accompanying notes to consolidated financial statements, including Note 15 which describes related party transactions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Consolidated Statements of Cash Flows
(in millions)

	Years ended December 31,
	2005	2004	2003
Cash flows from operating activities:
Net income	$524.5	$411.7	$337.6
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized (gains) losses on investments, hedging instruments and hedged items	(10.6)	36.4	85.2
Interest credited to policyholder account values	1,331.0	1,277.2	1,309.2
Capitalization of deferred policy acquisition costs	(460.5)	(496.4)	(567.2)
Amortization of deferred policy acquisition costs	466.3	410.1	375.9
Amortization and depreciation	65.6	73.0	69.3
Decrease (increase) in other assets	591.0	(303.5)	(735.9)
(Decrease) increase in policy and other liabilities	(511.1)	324.4	342.3
Other, net	(114.9)	1.5	45.4

Net cash provided by operating activities	1,881.3	1,734.4	1,261.8

Cash flows from investing activities:
Proceeds from maturity of securities available-for-sale	4,198.5	3,099.4	4,101.6
Proceeds from sale of securities available-for-sale	2,619.7	2,485.5	2,220.5
Proceeds from repayments of mortgage loans on real estate	2,854.6	1,920.9	1,478.3
Cost of securities available-for-sale acquired	(6,924.1)	(6,291.4)	(9,366.7)
Cost of mortgage loans on real estate originated or acquired	(2,524.9)	(2,169.9)	(1,914.4)
Net decrease (increase) in short-term investments	56.9	205.9	(639.9)
Collateral received (paid) - securities lending, net	36.6	89.4	(26.1)
Other, net	121.6	(357.2)	280.3

Net cash provided by (used in) investing activities	438.9	(1,017.4)	(3,866.4)

Cash flows from financing activities:
Net proceeds from issuance of long-term debt to NFS	—	—	100.0
Net increase in short-term debt	27.3	15.2	199.8
Capital contributed by NFS	—	3.1	200.2
Capital returned to NFS	—	—	(100.0)
Cash dividends paid to NFS	(185.0)	(125.0)	(60.0)
Investment and universal life insurance product deposits	2,845.4	3,561.6	5,116.1
Investment and universal life insurance product withdrawals	(5,022.5)	(4,156.5)	(2,852.3)

Net cash (used in) provided by financing activities	(2,334.8)	(701.6)	2,603.8

Net (decrease) increase in cash	(14.6)	15.4	(0.8)
Cash, beginning of period	15.5	0.1	0.9

Cash, end of period	$0.9	$15.5	$0.1

See accompanying notes to consolidated financial statements, including Note 15 which describes related party transactions.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements
December 31, 2005, 2004 and 2003

(1)	Organization and Description of Business
Nationwide Life Insurance Company (NLIC, or collectively with its subsidiaries, the Company) was incorporated in 1929 and is an Ohio stock legal reserve life insurance company. The Company is a member of the Nationwide group of companies (Nationwide), which is comprised of Nationwide Mutual Insurance Company (NMIC) and all of its subsidiaries and affiliates.
All of the outstanding shares of NLIC’s common stock are owned by Nationwide Financial Services, Inc. (NFS), a holding company formed by Nationwide Corporation (Nationwide Corp.), a majority-owned subsidiary of NMIC.
Wholly-owned subsidiaries of NLIC as of December 31, 2005 include Nationwide Life and Annuity Insurance Company (NLAIC) and Nationwide Investment Services Corporation (NISC). NLAIC offers universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI) and individual annuity contracts on a non-participating basis. NISC is a registered broker/dealer.
The Company is a leading provider of long-term savings and retirement products in the United States of America (U.S.). The Company develops and sells a diverse range of products including individual annuities, private and public group retirement plans, other investment products sold to institutions, life insurance and advisory services. The Company sells its products through a diverse distribution network. Unaffiliated entities that sell the Company’s products to their own customer bases include independent broker/dealers, financial institutions, wirehouse and regional firms, pension plan administrators, and life insurance specialists. Representatives of affiliates who market products directly to a customer base include Nationwide Retirement Solutions, Inc. (NRS), Nationwide Financial Network (NFN) producers and TBG Insurance Services Corporation (TBG Financial). The Company also distributes products through the agency distribution force of its ultimate majority parent company, NMIC.

(2)	Summary of Significant Accounting Policies
The significant accounting policies followed by the Company that materially affect financial reporting are summarized below. The accompanying consolidated financial statements have been prepared in accordance with United States generally accepted accounting principles (GAAP).
The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements. Actual results could differ significantly from those estimates.
The most significant estimates include those used to determine the following: the balance, recoverability and amortization of deferred policy acquisition (DAC) for investment products and universal life insurance products; impairment losses on investments; valuation allowances for mortgage loans on real estate; federal income tax provisions; the liability for future policy benefits; and pension and other postretirement employee benefits. Although some variability is inherent in these estimates, the recorded amounts reflect management’s best estimates based on facts and circumstances as of the balance sheet date. Management believes the amounts provided are appropriate.
(a) Consolidation Policy
The consolidated financial statements include the accounts of NLIC and companies in which NLIC directly or indirectly has a controlling financial interest. Effective December 31, 2003, the Company applied the provisions of Financial Accounting Standards Board (FASB) Interpretation No. 46 (revised December 2003), Consolidation of Variable Interest Entities - an interpretation of ARB No. 51 (FIN 46R), to those variable interest entities (VIEs) with which it is associated. As a result, the Company deconsolidated certain VIEs which previously were consolidated, as of that date. Minority interest expense is included in other operating expenses in the consolidated statements of income, and minority interest is included in other liabilities on the consolidated balance sheets. All significant intercompany balances and transactions have been eliminated.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
(b) Valuation of Investments, Investment Income and Related Gains and Losses
The Company is required to classify its fixed maturity securities and marketable equity securities as held-to-maturity, available-for-sale or trading. All fixed maturity and marketable equity securities are classified as available-for-sale. Available-for-sale securities are stated at fair value, with the unrealized gains and losses, net of adjustments to DAC, future policy benefits and claims, and deferred federal income taxes reported as a separate component of accumulated other comprehensive income (AOCI) in shareholder’s equity. The adjustment to DAC represents the changes in amortization of DAC that would have been required as a charge or credit to operations had such unrealized amounts been realized and allocated to the product lines. The adjustment to future policy benefits and claims represents the increase in policy reserves from using a discount rate that would have been required had such unrealized amounts been realized and the proceeds reinvested at then current market interest rates, which were lower than the then current effective portfolio rate.
The fair value of fixed maturity and marketable equity securities is generally obtained from independent pricing services based on market quotations. For fixed maturity securities not priced by independent services (generally private placement securities and securities that do not trade regularly), an internally developed pricing model or “corporate pricing matrix” is most often used. The corporate pricing matrix is developed by obtaining spreads versus the U.S. Treasury yield for corporate securities with varying weighted average lives and bond ratings. The weighted average life and bond rating of a particular fixed maturity security to be priced using the corporate matrix are important inputs into the model and are used to determine a corresponding spread that is added to the U.S. Treasury yield to create an estimated market yield for that bond. The estimated market yield and other relevant factors are then used to estimate the fair value of the particular fixed maturity security. Additionally, for valuing certain fixed maturity securities with complex cash flows such as certain mortgage-backed and asset-backed securities, a “structured product model” is used. The structured product model uses third party pricing tools. For securities for which quoted market prices are not available and for which the Company’s structured product model is not suitable for estimating fair values, fair values are determined using other modeling techniques, primarily a commercial software application utilized in valuing complex securitized investments with variable cash flows. As of December 31, 2005, 72% of the fair values of fixed maturity securities were obtained from independent pricing services, 20% from the Company’s pricing matrices and 8% from other sources compared to 70%, 21% and 9%, respectively, in 2004.
Management regularly reviews each investment in its fixed maturity and equity securities portfolios to evaluate the necessity of recording impairment losses for other-than-temporary declines in the fair value of investments.
Under the Company’s accounting policy for equity securities and debt securities that can be contractually prepaid or otherwise settled in a way that may limit the Company’s ability to fully recover cost, an impairment is deemed to be other-than-temporary unless the Company has both the ability and intent to hold the investment until the security’s forecasted recovery and evidence exists indicating that recovery will occur in a reasonable period of time. Also, for such debt securities management estimates cash flows over the life of purchased beneficial interests in securitized financial assets. If management estimates that the fair value of its beneficial interest is not greater than or equal to its carrying value based on current information and events, and if there has been an adverse change in estimated cash flows since the last revised estimate (considering both timing and amount), then the Company recognizes an other-than-temporary impairment and writes down the purchased beneficial interest to fair value.
For other debt securities, an other-than-temporary impairment charge is taken when the Company does not have the ability and intent to hold the security until the forecasted recovery or if it is no longer probable that the Company will recover all amounts due under the contractual terms of the security. Many criteria are considered during this process including, but not limited to, the current fair value as compared to cost or amortized cost, as appropriate, of the security; the amount and length of time a security’s fair value has been below cost or amortized cost; specific credit issues and financial prospects related to the issuer; management’s intent to hold or dispose of the security; and current economic conditions.
Other-than-temporary impairment losses result in a permanent reduction to the cost basis of the underlying investment.
Impairment losses are recorded on investments in long-lived assets used in operations when indicators of impairment are present and the undiscounted cash flows estimated to be generated by those assets are less than the assets’ carrying amounts.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
For mortgage-backed securities, the Company recognizes income using a constant effective yield method based on prepayment assumptions and the estimated economic life of the securities. When estimated prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments. Any resulting adjustment is included in net investment income. All other investment income is recorded using the interest-method without anticipating the impact of prepayments.
The Company provides valuation allowances for impairments of mortgage loans on real estate based on a review by portfolio managers. Mortgage loans on real estate are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect all amounts due according to the contractual terms of the loan agreement. When management determines that a loan is impaired, a provision for loss is established equal to the difference between the carrying value and the present value of expected future cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral, if the loan is collateral dependent. In addition to the valuation allowance on specific loans, the Company maintains an unallocated allowance for probable losses inherent in the loan portfolio as of the balance sheet date, but not yet specifically identified by loan. Changes in the valuation allowance are recorded in net realized gains and losses on investments, hedging instruments and hedged items. Loans in foreclosure are placed on non-accrual status. Interest received on non-accrual status mortgage loans on real estate is included in net investment income in the period received.
The valuation allowance account for mortgage loans on real estate is maintained at a level believed adequate by management and reflects management’s best estimate of probable credit losses, including losses incurred at the balance sheet date but not yet identified by specific loan. Management’s periodic evaluation of the adequacy of the allowance for losses is based on past loan loss experience, known and inherent risks in the portfolio, adverse situations that may affect the borrower’s ability to repay, the estimated value of the underlying collateral, composition of the loan portfolio, current economic conditions and other relevant factors.
Real estate is carried at cost less accumulated depreciation. Real estate designated as held for disposal is carried at the lower of the carrying value at the time of such designation or fair value less cost to sell. Other long-term investments are carried on the equity method of accounting.
Realized gains and losses on the sale of investments are determined on the basis of specific security identification. Changes in the Company’s mortgage loan valuation allowance and recognition of impairment losses for other-than-temporary declines in the fair values of applicable investments are included in realized gains and losses on investments, hedging instruments and hedged items.
(c) Derivative Instruments
Derivatives are carried at fair value. On the date the derivative contract is entered into, the Company designates the derivative as a hedge of the fair value of a recognized asset or liability or of an unrecognized firm commitment (fair value hedge); a hedge of a forecasted transaction or the variability of cash flows to be received or paid related to a recognized asset or liability (cash flow hedge); a foreign currency fair value or cash flow hedge (foreign currency hedge); or a non-hedge transaction. The Company formally documents all relationships between hedging instruments and hedged items, as well as its risk-management objective and strategy for entering into various hedge transactions. This process includes linking all derivatives that are designated as fair value, cash flow or foreign currency hedges to specific assets and liabilities on the balance sheet or to specific firm commitments or forecasted transactions. The Company also formally assesses, both at the hedge’s inception and on an ongoing basis, whether the derivatives that are used for hedging transactions are expected to be and, for ongoing hedging relationships, have been highly effective in offsetting changes in fair values or cash flows of hedged items. When it is determined that a derivative is not, or is not expected to be, highly effective as a hedge or that it has ceased to be a highly effective hedge, the Company discontinues hedge accounting prospectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The Company enters into interest rate swaps, cross-currency swaps or Euro futures to hedge the fair value of existing fixed rate assets and liabilities. In addition, the Company uses short U.S. Treasury future positions to hedge the fair value of bond and mortgage loan commitments. Typically, the Company is hedging the risk of changes in fair value attributable to changes in benchmark interest rates. Derivative instruments classified as fair value hedges are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items. Changes in the fair value of the hedged item that are attributable to the risk being hedged are also recorded in realized gains and losses on investments, hedging instruments and hedged items.
The Company may enter into “receive fixed/pay variable” interest rate swaps to hedge existing variable rate assets or to hedge cash flows from the anticipated purchase of investments. These derivative instruments are identified as cash flow hedges and are carried at fair value with the offset recorded in AOCI to the extent the hedging relationship is effective. The ineffective portion of the hedging relationship is recorded in realized gains and losses on investments, hedging instruments and hedged items. Gains and losses on derivative instruments that are initially recorded in AOCI are reclassified out of AOCI and recognized in earnings over the same period(s) that the hedged item affects earnings.
Accrued interest receivable or payable under interest rate and foreign currency swaps are recognized as an adjustment to net investment income or interest credited to policyholder account values consistent with the nature of the hedged item, except for interest rate swaps hedging the anticipated sale of investments where amounts receivable or payable under the swaps are recorded as realized gains and losses on investments, hedging instruments and hedged items, and except for interest rate swaps hedging the anticipated purchase of investments where amounts receivable or payable under the swaps are initially recorded in AOCI to the extent the hedging relationship is effective.
The Company periodically may enter into a derivative transaction that will not qualify for hedge accounting. The Company does not enter into speculative positions. Although these transactions do not qualify for hedge accounting, or have not been designated in hedging relationships by the Company, they provide the Company with an economic hedge, which is used as part of its overall risk management strategy. For example, the Company may sell credit default protection through a credit default swap. Although the credit default swap may not be effective in hedging specific investments, the income stream allows the Company to manage overall investment yields while exposing the Company to acceptable credit risk. The Company may enter into a cross-currency basis swap (pay a variable U.S. rate and receive a variable foreign-denominated rate) to eliminate the foreign currency exposure of a variable rate foreign-denominated liability. Although basis swaps may qualify for hedge accounting, the Company has chosen not to designate these derivatives as hedging instruments due to the difficulty in assessing and monitoring effectiveness for both sides of the basis swap. Derivative instruments that do not qualify for hedge accounting or are not designated as hedging instruments are carried at fair value, with changes in fair value recorded in realized gains and losses on investments, hedging instruments and hedged items.
(d) Revenues and Benefits
Investment Products and Universal Life Insurance Products: Investment products consist primarily of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, corporate-owned life insurance (COLI), bank-owned life insurance (BOLI) and other interest-sensitive life insurance policies. Revenues for investment products and universal life insurance products consist of net investment income, asset fees, cost of insurance charges, administrative fees and surrender charges that have been earned and assessed against policy account balances during the period. The timing of revenue recognition as it relates to fees assessed on investment contracts and universal life contracts is determined based on the nature of such fees. Asset fees, cost of insurance charges and administrative fees are assessed on a daily or monthly basis and recognized as revenue when assessed and earned. Certain amounts assessed that represent compensation for services to be provided in future periods are reported as unearned revenue and recognized in income over the periods benefited. Surrender charges are recognized upon surrender of a contract in accordance with contractual terms. Policy benefits and claims that are charged to expense include interest credited to policy account values and benefits and claims incurred in the period in excess of related policy account values.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Traditional Life Insurance Products: Traditional life insurance products include those products with fixed and guaranteed premiums and benefits and primarily consist of whole life insurance, limited-payment life insurance, term life insurance and certain annuities with life contingencies. Premiums for traditional life insurance products are recognized as revenue when due. Benefits and expenses are associated with earned premiums so that profits are recognized over the life of the contract. This association is accomplished by the provision for future policy benefits and the deferral and amortization of policy acquisition costs.
(e) Deferred Policy Acquisition Costs for Investment Products and Universal Life Insurance Products
The Company has deferred the costs of acquiring investment products and universal life insurance products business, principally commissions, certain expenses of the policy issue and underwriting department, and certain variable sales expenses that relate to and vary with the production of new and renewal business. Investment products primarily consist of individual and group variable and fixed deferred annuities. Universal life insurance products include universal life insurance, variable universal life insurance, COLI and other interest-sensitive life insurance policies. DAC is subject to recoverability testing at the time of policy issuance and loss recognition testing at the end of each reporting period.
For investment products (principally individual and group annuities) and universal life insurance products, DAC is being amortized with interest over the lives of the policies in relation to the present value of estimated gross profits from projected interest margins, asset fees, cost of insurance charges, administration fees, surrender charges, and net realized gains and losses less policy benefits and policy maintenance expenses. The DAC asset related to investment products and universal life insurance products is adjusted to reflect the impact of unrealized gains and losses on fixed maturity securities available-for-sale, as described in Note 2(b).
The most significant assumptions that are involved in the estimation of future gross profits include future net separate account performance, surrender/lapse rates, interest margins and mortality. The Company’s long-term assumption for net separate account performance is currently 8% growth per year. If actual net separate account performance varies from the 8% assumption, the Company assumes different performance levels over the next three years such that the mean return equals the long-term assumption. This process is referred to as a reversion to the mean. The assumed net separate account return assumptions used in the DAC models are intended to reflect what is anticipated. However, based on historical returns of the S&P 500 Index, and as part of its pre-set parameters, the Company’s reversion to the mean process generally limits returns to 0-15% during the three-year reversion period.
Changes in assumptions can have a significant impact on the amount of DAC reported for investment products and universal life insurance products and their related amortization patterns. In the event actual experience differs from assumptions or assumptions are revised, the Company is required to record an increase or decrease in DAC amortization expense (referred to as DAC unlocking), which could be significant. In general, increases in the estimated general and separate account returns result in increased expected future profitability and may lower the rate of DAC amortization, while increases in lapse/surrender and mortality assumptions reduce the expected future profitability of the underlying business and may increase the rate of DAC amortization.
Management evaluates the appropriateness of the individual variable annuity DAC balance within pre-set parameters. These parameters are designed to appropriately reflect the Company’s long-term expectations with respect to individual variable annuity contracts while also evaluating the potential impact of short-term experience on the Company’s recorded individual variable annuity DAC balance. If the recorded balance of individual variable annuity DAC falls outside of these parameters for a prescribed period of time, or if the recorded balance falls outside of these parameters and management determines it is not reasonably possible to get back within the parameters during this period of time, assumptions are required to be unlocked and DAC is recalculated using revised best estimate assumptions. Otherwise, DAC is not unlocked to reflect updated assumptions. If DAC assumptions were unlocked and revised, the Company would continue to use the reversion to the mean process.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
For other investment products and universal life insurance products, DAC is adjusted each quarter to reflect revised best estimate assumptions, including the use of a reversion to the mean methodology over the next three years as it relates to net separate account performance. Any resulting DAC unlocking adjustments are reflected currently in the consolidated statements of income.
(f) Separate Accounts
Separate account assets and liabilities represent contractholders’ funds, which have been segregated into accounts with specific investment objectives. Separate account assets are recorded at fair value based primarily on market quotations of the underlying securities. The investment income and gains or losses of these accounts accrue directly to the contractholders. The activity of the separate accounts is not reflected in the consolidated statements of income except for: (1) the fees the Company receives, which are assessed on a daily or monthly basis and recognized as revenue when assessed and earned; and (2) the activity related to guaranteed minimum death benefit (GMDB) and guaranteed minimum income benefit (GMIB) contracts, which are riders to existing variable annuity contracts.
(g) Future Policy Benefits
The process of calculating reserve amounts for a life insurance organization involves the use of a number of assumptions, including those related to persistency (how long a contract stays with a company), mortality (the relative incidence of death in a given time), morbidity (the relative incidence of disability resulting from disease or physical impairment) and interest rates (the rates expected to be paid or received on financial instruments, including insurance or investment contracts).
The Company calculates its liability for future policy benefits for investment products in the accumulation phase and universal life and variable universal life insurance policies as the policy account balance, which represents participants’ net premiums and deposits plus investment performance and interest credited less applicable contract charges.
The Company’s liability for funding agreements to an unrelated third party trust equals the balance that accrues to the benefit of the contractholder, including interest credited. The funding agreements constitute insurance obligations considered annuity contracts under Ohio insurance laws.
The liability for future policy benefits for traditional life insurance policies has been calculated by the net level premium method using interest rates varying from 5.4% to 6.0% and estimates of mortality, morbidity, investment yields and withdrawals that were used or being experienced at the time the policies were issued.
The liability for future policy benefits for payout annuities has been calculated using the present value of future benefits and maintenance costs discounted using interest rates varying from 3.0% to 13.0%. Also, as of December 31, 2005 and 2004, the calculated reserve was adjusted to reflect the incremental reserve that would be required if unrealized gains and losses had been realized and the proceeds reinvested at lower rates, which would have resulted in the use of a lower discount rate, as discussed in Note 2(b).
(h) Participating Business
Participating business represented approximately 10% in 2005 (11% in 2004 and 13% in 2003) of the Company’s life insurance in force, 52% of the number of life insurance policies in force in 2005 (55% in 2004 and 56% in 2003) and 5% of life insurance statutory premiums in 2005 (7% in 2004 and 11% in 2003). The provision for policyholder dividends was based on then current dividend scales and has been included in future policy benefits and claims in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
(i) Federal Income Taxes
The Company provides for federal income taxes based on amounts the Company believes it ultimately will owe. Inherent in the provision for federal income taxes are estimates regarding the deductibility of certain items and the realization of certain tax credits. In the event the ultimate deductibility of certain items or the realization of certain tax credits differs from estimates, the Company may be required to significantly change the provision for federal income taxes recorded in the consolidated financial statements. Any such change could significantly affect the amounts reported in the consolidated statements of income. Management has used best estimates to establish reserves based on current facts and circumstances regarding tax exposure items where the ultimate deductibility is open to interpretation. Quarterly, management evaluates the appropriateness of such reserves based on any new developments specific to their fact patterns. Information considered includes results of completed tax examinations, Technical Advice Memorandums and other rulings issued by the Internal Revenue Service or the tax courts.
The Company utilizes the asset and liability method of accounting for income taxes. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under this method, the effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. Valuation allowances are established when it is determined that it is more likely than not that the deferred tax asset will not be fully realized.
(j) Reinsurance Ceded
Reinsurance premiums ceded and reinsurance recoveries on benefits and claims incurred are deducted from the respective income and expense accounts. Assets and liabilities related to reinsurance ceded are reported in the consolidated balance sheets on a gross basis, separately from the related balances of the Company.
(k) Reclassification
Certain items in the 2004 and 2003 consolidated financial statements and related notes have been reclassified to conform to the current presentation.

(3)	Recently Issued Accounting Standards
On February 16, 2006, the FASB issued SFAS No. 155, Accounting for Certain Hybrid Financial Instruments (SFAS 155). SFAS 155 amends SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities (SFAS 133), and SFAS No. 140, Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities (SFAS 140). SFAS 155 also resolves issues addressed in SFAS 133 Implementation Issue No. D1, Application of Statement 133 to Beneficial Interests in Securitized Financial Assets. The following is a summary of SFAS No. 155: (1) permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation; (2) clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS 133; (3) establishes a requirement to evaluate interests in securitized financial assets to identify interests that are freestanding derivatives or that are hybrid financial instruments that contain an embedded derivative requiring bifurcation; (4) clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives; (5) amends SFAS 140 to eliminate the prohibition on a qualifying special purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. SFAS 155 is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006. Earlier adoption is permitted as of the beginning of an entity’s fiscal year, provided the entity has not yet issued financial statements, including financial statements for any interim period for that fiscal year. Provisions of SFAS 155 may be applied to instruments that an entity holds at the date of adoption on an instrument-by-instrument basis. Although the Company is currently unable to quantify the impact of adoption, SFAS 155 could have a material impact on the Company’s financial position and/or results of operations once adopted.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
In September 2005, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AICPA) issued Statement of Position (SOP) 05-1, Accounting by Insurance Enterprises for Deferred Acquisition Costs in Connection with Modifications or Exchanges of Insurance Contracts (SOP 05-1). SOP 05-1 provides guidance on accounting by insurance enterprises for deferred acquisition costs on internal replacements of insurance and investment contracts other than those specifically described in SFAS No. 97, Accounting and Reporting by Insurance Enterprises for Certain Long-Duration Contracts and for Realized Gains and Losses from the Sale of Investments, issued by the FASB. SOP 05-1 defines an internal replacement as a modification in product benefits, features, rights or coverages that occurs by the exchange of a contract for a new contract, or by amendment, endorsement or rider to a contract, or by the election of a feature or coverage within a contract. SOP 05-1 is effective for internal replacements occurring in fiscal years beginning after December 15, 2006, with earlier adoption encouraged. Retrospective application of SOP 05-1 to previously issued financial statements is not permitted. Initial application of SOP 05-1 should be as of the beginning of an entity’s fiscal year. The Company will adopt SOP 05-1 effective January 1, 2007. Although the Company is currently unable to quantify the impact of adoption, SOP 05-1 could have a material impact on the Company’s financial position and/or results of operations once adopted.
In May 2005, the FASB issued Statement of Financial Accounting Standards (SFAS) No. 154, Accounting Changes and Error Corrections (SFAS 154), which replaces Accounting Principles Board (APB) Opinion No. 20, Accounting Changes (APB 20), and SFAS No. 3, Reporting Accounting Changes in Interim Financial Statements. SFAS 154 applies to all voluntary changes in accounting principle as well as to changes required by an accounting pronouncement in the unusual instance that the pronouncement does not include specific transition provisions. SFAS 154 requires retrospective application of changes in accounting principle to prior period financial statements, unless it is impracticable to determine either the period-specific effects or the cumulative effect of the change. When it is impracticable to determine the period-specific effects of an accounting change on one or more individual prior periods presented, SFAS 154 requires that the new accounting principle be applied to the balances of assets and liabilities as of the beginning of the earliest period for which retrospective application is practicable and that a corresponding adjustment be made to the opening balance of retained earnings for that period rather than being reported on the income statement. When it is impracticable to determine the cumulative effect of applying a change in accounting principle to all prior periods, SFAS 154 requires that the new accounting principle be applied as if it were adopted prospectively from the earliest date practicable. SFAS 154 carries forward without change the guidance contained in APB 20 for reporting the correction of an error in previously issued financial statements and a change in accounting estimate and justifying a change in accounting principle on the basis of preferability. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005, with earlier adoption permitted. The Company will adopt SFAS 154 effective January 1, 2006. SFAS 154 is not expected to have any impact on the Company’s financial position or results of operations upon adoption.
In March 2004, the Emerging Issues Task Force (EITF) reached consensus on further guidance concerning the identification of and accounting for other-than-temporary impairments and disclosures for cost method investments, as required by EITF Issue No. 03-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (EITF 03-1), which was issued on October 23, 2003. The Company began applying this additional guidance beginning July 1, 2004. Also, effective June 30, 2004, the Company revised its method of evaluating securities to be sold based on additional interpretation of the intent to hold criteria in EITF 03-1. This revision had no impact on the Company’s financial position or results of operations.
On September 8, 2004, the FASB issued for comment FASB Staff Position (FSP) EITF Issue 03-1-a, which was intended to provide guidance related to the application of paragraph 16 of EITF 03-1, and proposed FSP EITF Issue 03-1-b, which proposed a delay in the effective date of EITF 03-1 for debt securities that are impaired because of interest rate and/or sector spread increases. Based on comments received on these proposals, on September 30, 2004 the FASB issued FSP EITF 03-1-1, Effective Date of Paragraphs 10-20 of EITF Issue No. 03-1, which delayed the effectiveness of the guidance in EITF 03-1 in its entirety, with the exception of certain disclosure requirements. The delay had no impact on the Company’s financial position or results of operations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
At its June 29, 2005 meeting, the FASB decided not to provide additional guidance on the meaning of other-than-temporary impairment. Instead, the FASB decided to issue proposed FSP EITF 03-1-a, Implementation Guidance for the Application of Paragraph 16 of EITF Issue No. 03-1, as final. The final FSP supersedes EITF 03-1 and EITF Topic No. D-44, Recognition of Other-Than-Temporary Impairment upon the Planned Sale of a Security Whose Cost Exceeds Fair Value (EITF Topic D-44). The final FSP, retitled FSP FAS 115-1, The Meaning of Other-Than-Temporary Impairment and Its Application to Certain Investments (FSP FAS 115-1), was issued on November 3, 2005 and replaces the guidance set forth in paragraphs 10-18 of EITF 03-1 with references to existing other-than-temporary impairment guidance. FSP FAS 115-1 codifies the guidance set forth in EITF Topic D-44 and clarifies that an investor should recognize an impairment loss no later than when the impairment is deemed other-than-temporary, even if a decision to sell has not been made. At its September 14, 2005 meeting, the FASB decided that FSP FAS 115-1 would be applied prospectively effective for periods beginning after December 15, 2005. FSP FAS 115-1 does not address when a debt security should be designated as nonaccrual or how to subsequently report income on a nonaccrual debt security. The Company continues to actively monitor its portfolio for any securities deemed to be other-than-temporarily impaired based on the guidance in SFAS No. 115, Accounting for Certain Investments in Debt and Equity Securities, and United States Securities and Exchange Commission Staff Accounting Bulletin No. 59, Accounting for Noncurrent Marketable Equity Securities, which is expected to be the guidance referenced in FSP FAS 115-1. Because the Company’s existing policies are consistent with the guidance in FSP FAS 115-1, the adoption of FSP FAS 115-1 had no impact on the Company’s financial position or results of operations.
In July 2003, the AICPA issued Statement of Position (SOP) 03-1, Accounting and Reporting by Insurance Enterprises for Certain Nontraditional Long-Duration Contracts and for Separate Accounts (SOP 03-1) to address many topics. The most significant topic affecting the Company was the accounting for contracts with GMDB. SOP 03-1 requires companies to evaluate the significance of a GMDB to determine whether a contract should be accounted for as an investment or insurance contract. For contracts determined to be insurance contracts, companies are required to establish a reserve to recognize a portion of the assessment (revenue) that compensates the insurance company for benefits to be provided in future periods. The Company adopted SOP 03-1 effective January 1, 2004, which resulted in a $3.3 million charge, net of taxes, as the cumulative effect of adoption of this accounting principle.
The following table summarizes the components of cumulative effect adjustments recorded in the Company’s 2004 consolidated statements of income:

(in millions)	January 1, 2004
Increase in future policy benefits:
Ratchet interest crediting	$(12.3)
Secondary guarantees - life insurance	(2.4)
GMDB claim reserves	(1.8)
GMIB claim reserves	(1.0)

Subtotal	(17.5)
Adjustment to amortization of deferred policy acquisition costs related to above	12.4
Deferred federal income taxes	1.8

Cumulative effect of adoption of accounting principle, net of taxes	$(3.3)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(4)	Risk Disclosures
The following is a description of the most significant risks facing the Company and how it attempts to mitigate those risks:
Credit Risk: This is the risk that issuers of securities, mortgagees on real estate mortgage loans or other parties, including reinsurers and derivatives counterparties, default on their contractual obligations. The Company attempts to mitigate this risk by adhering to investment policies that provide portfolio diversification on an asset class, creditor and industry basis, and by complying with investment limitations governed by state insurance laws and regulations, as applicable. The Company actively monitors and manages exposures, including restructuring, reducing or liquidating investments; determines whether any securities are impaired or loans are deemed uncollectible; and takes charges in the period such assessments are made. The ratings of reinsurers who owe the Company money are regularly monitored along with outstanding balances as part of the Company’s reinsurance collection process, with timely follow-up on delayed payments. The aggregate credit risk taken in the investment portfolio is influenced by management’s risk/return preferences, the economic and credit environment, the relationship of credit risk in the asset portfolio to other business risks that the Company is exposed to, and the Company’s current and expected future capital position.
Interest Rate Risk: This is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments relative to the value of its liabilities, and/or an unfavorable change in prepayment activity, resulting in compressed interest margins. For example, if liabilities come due more quickly than assets mature, an insurer could potentially have to borrow funds or sell assets prior to maturity and potentially recognize a gain or loss. In some investments that contain borrower options, this risk may be realized through unfavorable cash flow patterns, such as increased principal repayment when interest rates have declined. When unfavorable interest rate movements occur, interest margins may compress, reducing profitability. The Company attempts to mitigate this risk by offering products that transfer this risk to the purchaser and/or by attempting to approximately match the maturity schedule of its assets with the expected payouts of its liabilities, both at inception and on an ongoing basis. In some investments that permit prepayment at the borrower option, make-whole provisions are required such that if the borrower prepays in a lower-rate environment, the Company may be compensated for the loss of future income. In other situations, the Company accepts some interest rate risk in exchange for a higher yield on the investment.
Legal/Regulatory Risk: This is the risk that changes in the legal or regulatory environment in which an insurer operates will result in increased competition, reduced demand for a company’s products, or additional expenses not anticipated by the insurer in pricing its products. The Company attempts to mitigate this risk by offering a wide range of products and by operating throughout the U.S., thus reducing its exposure to any single product or jurisdiction, and also by employing practices that identify and minimize the adverse impact of this risk.
Ratings Risk: This is the risk that rating agencies change their outlook or rating of the Company or a subsidiary of the Company. The rating agencies generally utilize proprietary capital adequacy models in the process of establishing ratings for the Company and certain subsidiaries. The Company is at risk to changes in these models and the impact that changes in the underlying business in which it is engaged in can have on such models. To help mitigate this risk, the Company maintains regular communications with the rating agencies evaluates the impact of significant transactions on such capital adequacy models and considers the same in the design of transactions to minimize the adverse impact of this risk.
Financial Instruments with Off-Balance Sheet Risk: The Company is a party to financial instruments with off-balance sheet risk in the normal course of business through management of its investment portfolio. These financial instruments include commitments to extend credit in the form of loans. These instruments involve, to varying degrees, elements of credit risk in excess of amounts recognized in the consolidated balance sheets.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Commitments to fund fixed rate mortgage loans on real estate are agreements to lend to a borrower and are subject to conditions established in the underlying contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a deposit. Commitments extended by the Company are based on management’s case-by-case credit evaluation of the borrower and the borrower’s loan collateral. The underlying mortgaged property represents the collateral if the commitment is funded. The Company’s policy for new mortgage loans on real estate is generally to lend no more than 80% of collateral value. Should the commitment be funded, the Company’s exposure to credit loss in the event of nonperformance by the borrower is represented by the contractual amounts of these commitments less the net realizable value of the collateral. The contractual amounts also represent the cash requirements for all unfunded commitments. Commitments on mortgage loans on real estate of $267.5 million extending into 2006 were outstanding as of December 31, 2005 compared to $243.7 million extending into 2005 as of December 31, 2004. The Company also had $47.4 million and $68.1 million of commitments to purchase fixed maturity securities outstanding as of December 31, 2005 and 2004, respectively
Notional amounts of derivative financial instruments, primarily interest rate swaps, interest rate futures contracts and foreign currency swaps, significantly exceed the credit risk associated with these instruments and represent contractual balances on which calculations of amounts to be exchanged are based. Credit exposure is limited to the sum of the aggregate fair value of positions that have become favorable to the Company, including accrued interest receivable due from counterparties. The Company attempts to minimize potential credit losses through careful evaluation of counterparty credit standing, selection of counterparties from a limited group of high quality institutions, collateral agreements and other contract provisions. Any exposures related to derivative activity are aggregated with other credit exposures between the Company and the derivative counterparty to assess adherence to established credit limits. As of December 31, 2005, the Company’s credit risk from these derivative financial instruments was $63.5 million, net of $203.3 million of cash collateral and $53.2 million in securities pledged as collateral compared to $46.3 million, $415.7 million and $222.5 million, respectively, as of December 31, 2004.
Equity Market Risk:Asset fees calculated as a percentage of the separate account assets are a significant source of revenue to the Company. As of December 31, 2005, approximately 83% of separate account assets were invested in equity mutual funds (approximately 82% as of December 31, 2004). Gains and losses in the equity markets result in corresponding increases and decreases in the Company’s separate account assets and asset fee revenue. In addition, a decrease in separate account assets may decrease the Company’s expectations of future profit margins due to a decrease in asset fee revenue and/or an increase in guaranteed contract claims, which may require the Company to accelerate the amortization of DAC.
Many of the Company’s individual variable annuity contracts offer GMDB features. A GMDB generally provides a benefit if the annuitant dies and the contract value is less than a specified amount, which may be based on the premiums paid less amounts withdrawn or contract value on a specified anniversary date. A decline in the stock market causing the contract value to fall below this specified amount, which varies from contract to contract based on the date the contract was entered into as well as the GMDB feature elected, will increase the net amount at risk, which is the GMDB in excess of the contract value. This could result in additional GMDB claims.
In an effort to mitigate this risk, the Company has implemented a GMDB economic hedging program for certain new and existing business. Prior to implementation of the GMDB hedging program in 2003, the Company managed this risk primarily by entering into reinsurance arrangements. The GMDB economic hedging program is designed to offset changes in the economic value of the GMDB obligation up to a return of the contractholder’s premium payments. However, the first 10% of GMDB claims are not hedged. Currently the program shorts S&P 500 Index futures, which provides an offset to changes in the value of the designated obligation. The Company’s economic evaluation of the GMDB obligation is not consistent with current accounting treatment of the GMDB obligation. Therefore, the hedging activity will lead to earnings volatility. This volatility was negligible in 2005. As of December 31, 2005 and 2004, the net amount at risk was $1.08 billion and $1.71 billion before reinsurance, respectively, and $178.4 million and $296.5 million net of reinsurance, respectively. As of December 31, 2005 and 2004, the Company’s reserve for GMDB claims was $26.9 million and $23.6 million, respectively. See Note 3 for discussion of the impact of adopting a new accounting principle regarding GMDB reserves in 2004.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The Company also offers certain variable annuity products with a guaranteed minimum accumulation benefit (GMAB) rider. A GMAB provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time (5, 7 or 10 years) selected by the contractholder at the time of issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. The design of the GMAB rider limits the risk to the Company in a variety of ways including asset allocation requirements, which serve to reduce the Company’s potential exposure to underlying fund performance risks. Specifically, the GMAB terms limit asset allocation by: (1) requiring partial allocation of assets to a guaranteed term option (a fixed rate investment option) and excluding certain funds that are highly volatile or difficult to hedge; or (2) requiring all assets be allocated to one of the approved asset allocation funds or models defined by the Company. A GMAB represents an embedded derivative in the variable annuity contract that is required to be separated from, and valued apart from, the host variable annuity contract. The embedded derivative is carried at fair value and reported in other future policy benefits and claims. The Company initially records an offset to the fair value of the embedded derivative on the balance sheet, which is amortized through the income statement over the term of the GMAB period of the contract. The fair value of the GMAB embedded derivative is calculated based on actuarial assumptions related to the projected benefit cash flows incorporating numerous assumptions including, but not limited to, expectations of contractholder persistency, market returns, correlations of market returns and market return volatility.
The Company began selling contracts with the GMAB feature on May 1, 2003. Beginning October 1, 2003, the Company launched an enhanced version of the rider that offered increased equity exposure to the contractholder in return for a higher charge. The Company simultaneously began economically hedging the GMAB exposure for those risks that exceed a level it considered acceptable. The GMAB economic hedge consists of shorting interest rate futures and S&P 500 Index futures contracts and does not qualify for hedge accounting under current guidance. Upon reaching scale, the Company anticipates the purchase of S&P 500 Index put options and over-the-counter basket put options, which are constructed in order to minimize the tracking error of the hedge and the GMAB liability. See Note 2(c) for discussion of economic hedges. The objective of the GMAB economic hedge strategy is to manage the exposures with risk beyond a level considered acceptable to the Company. The Company is exposed to equity market risk related to the GMAB feature should the growth in the underlying investments, including any GTO investment, fail to reach the guaranteed return level. The GMAB embedded derivative will create volatility in earnings; however, the hedging program provides substantial mitigation of this exposure. This volatility was negligible in 2005 and 2004. As of December 31, 2005 and 2004, the fair value of the GMAB embedded derivative was $67.9 million and $20.6 million, respectively. The increase in the fair value of the GMAB embedded derivative primarily was due to the value of new business sold during 2005.
Beginning in March 2005, the Company began offering a hybrid GMAB/guaranteed minimum withdrawal benefit (GMWB) through its Capital Preservation Plus Lifetime Income (CPPLI) contract rider. This living benefit combines a GMAB feature in its first 5-10 years with a lifetime withdrawal benefit which begins upon the maturity of the GMAB and extends for the duration of the insured’s life. In the event that the insured’s contract value is exhausted through such withdrawals, the Company shall continue to fund future withdrawals at a pre-defined level until the insured’s death. In some cases, the contract owner has the right to drop the GMWB portion of this rider or periodically reset the guaranteed withdrawal basis to a higher level. This benefit requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy as previously described above.
Significant Concentrations of Credit Risk: The Company grants mainly commercial mortgage loans on real estate to customers throughout the U.S. As of December 31, 2005, the Company had a diversified portfolio with no more than 23.8% in any geographic region of the U.S. and no more than 1.6% with any one borrower, compared to 25.1% and 1.6%, respectively, as of December 31, 2004. As of December 31, 2005 and 2004, 32.0% and 30.0% of the carrying value of the Company’s commercial mortgage loan portfolio financed retail properties, respectively.
Significant Business Concentrations:As of December 31, 2005 and 2004, the Company did not have a significant concentration of financial instruments in a single investee, industry or geographic region of the U.S. Also, the Company did not have a concentration of business transactions with a particular customer, lender, distribution source, market or geographic region of the U.S. in which business is conducted that makes it overly vulnerable to a single event which could cause a severe impact to the Company’s financial position.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Guarantee Risk:In connection with the selling of securitized interests in Low-Income-Housing Tax Credit Funds (Tax Credit Funds), the Company guarantees a specified minimum return to the investor. The guaranteed return varies by transaction and follows general market trends. The Company’s risk related to securitized interests in Tax Credit Funds is that the tax benefits provided to the investor are not sufficient to provide the guaranteed cumulative after-tax yields. The Company attempts to mitigate these risks by having qualified individuals with extensive industry experience perform due diligence on each of the underlying properties to ensure they will be capable of delivering the amount of credits anticipated and by requiring cash reserves to be held at various levels within these structures to provide for possible shortfalls in the amount of credits generated. See Note 17 for further discussion of Tax Credit Funds.
Reinsurance: The Company follows the industry practice of reinsuring a portion of its life insurance and annuity risks with other companies in order to reduce net liability on individual risks, to provide protection against large losses and to obtain greater diversification of risks. The maximum amount of individual ordinary life insurance retained by the Company on any one life is $5.0 million. The Company cedes insurance primarily on an automatic basis, under which risks are ceded to a reinsurer on specific blocks of business where the underlying risks meet certain predetermined criteria, and on a facultative basis, under which the reinsurer’s prior approval is required for each risk reinsured. The Company also cedes insurance on a case-by-case basis particularly where the Company may be writing new risks or is unwilling to retain the full costs associated with new lines of business. The Company maintains catastrophic reinsurance coverage to protect against large losses related to a single event. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder.
The Company has entered into reinsurance contracts with certain unaffiliated reinsurers to cede a portion of its general account life, annuity and health business. Total amounts recoverable under these reinsurance contracts include ceded reserves, paid and unpaid claims, and certain other amounts and totaled $909.6 million and $894.3 million as of December 31, 2005 and 2004, respectively. The impact of these contracts on the Company’s results of operations is immaterial. The ceding of risk does not discharge the original insurer from its primary obligation to the contractholder. Under the terms of the contracts, specified assets have been placed in trusts as collateral for the recoveries. The trust assets are invested in investment grade securities, the fair value of which must at all times be greater than or equal to 100% or 102% of the reinsured reserves, as outlined in each of the underlying contracts. The Company has no other material reinsurance arrangements with unaffiliated reinsurers. The Company’s only material reinsurance agreements with affiliates are the modified coinsurance agreements pursuant to which NLIC ceded to other members of Nationwide all of its accident and health insurance business not ceded to unaffiliated reinsurers, as described in Note 15.
Collateral – Derivatives:The Company enters into agreements with various counterparties to execute over-the-counter derivative transactions. The Company’s policy is to include a Credit Support Annex with each agreement in an effort to protect the Company for any exposure above the approved credit threshold. This also protects the counterparty against exposure to the Company. The Company generally posts securities as collateral and receives cash as collateral from counterparties. The Company maintains ownership of the pledged securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the period it is pledged as collateral.
Collateral – Securities Lending:The Company, through its agent, lends certain portfolio holdings and in turn receives cash collateral. The cash collateral is invested in high-quality short-term investments. The Company’s policy requires a minimum of 102% of the fair value of the securities loaned to be maintained as collateral. Net returns on the investments, after payment of a rebate to the borrower, are shared between the Company and its agent. Both the borrower and the Company can request or return the loaned securities at any time. The Company maintains ownership of the securities at all times and is entitled to receive from the borrower any payments for interest or dividends received on such securities during the loan term.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(5)	Fair Value of Financial Instruments
The following disclosures summarize the carrying amount and estimated fair value of the Company’s financial instruments. Certain assets and liabilities are specifically excluded from the disclosure requirements for financial instruments. For this reason, among others, the aggregate fair value amounts presented do not represent the underlying value of the Company.
The fair value of a financial instrument is defined as the amount at which the financial instrument could be bought or sold, or in the case of liabilities incurred or settled, in a current transaction between willing parties. In cases where quoted market prices are not available, fair value is to be based on the best information available in the circumstances. Such estimates of fair value should consider prices for similar assets or similar liabilities and the results of valuation techniques to the extent available in the circumstances. Examples of valuation techniques include the present value of estimated expected future cash flows using discount rates commensurate with the risks involved, option-pricing models, matrix pricing, option-adjusted spread models and fundamental analysis. Valuation techniques for measuring assets and liabilities must be consistent with the objective of measuring fair value and should incorporate assumptions that market participants would use in their estimates of values, future revenues and future expenses, including assumptions about interest rates, default, prepayment and volatility.
Many of the Company’s assets and liabilities subject to the disclosure requirements are not actively traded, requiring fair values to be estimated by management using matrix pricing, present value or other suitable valuation techniques. These techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Although fair value estimates are calculated using assumptions that management believes are appropriate, changes in assumptions could cause these estimates to vary materially. In that regard, the derived fair value estimates cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in the immediate settlement of the instruments.
Although insurance contracts are specifically exempted from the disclosure requirements (other than those that are classified as investment contracts), the Company’s estimate of the fair values of policy reserves on life insurance contracts is provided to make the fair value disclosures more meaningful.
The tax ramifications of the related unrealized gains and losses can have a significant effect on the estimates of fair value and have not been considered in arriving at such estimates.
In estimating its fair value disclosures, the Company used the following methods and assumptions:
Fixed maturity and equity securities available-for-sale: See Note 2(b).
Mortgage loans on real estate, net: The fair values of mortgage loans on real estate are estimated using discounted cash flow analyses based on interest rates currently being offered for similar loans to borrowers with similar credit ratings. Loans with similar characteristics are aggregated for purposes of the calculations. Estimated fair value is based on the present value of expected future cash flows discounted at the loan’s effective interest rate.
Policy loans, short-term investments and cash: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.
Separate account assets and liabilities: The fair values of assets held in separate accounts are based on quoted market prices of the underlying securities. The fair value of liabilities related to separate accounts are the amounts payable on demand, which are net of certain surrender charges.
Investment contracts: The fair values of the Company’s liabilities under investment type contracts are based on one of two methods. For investment contracts without defined maturities, fair value is the amount payable on demand. For investment contracts with known or determined maturities, fair value is estimated using discounted cash flow analysis. Interest rates used in this analysis are similar to currently offered contracts with maturities consistent with those remaining for the contracts being valued.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Policy reserves on life insurance contracts: Included are disclosures for individual life insurance, COLI, BOLI, universal life insurance and supplementary contracts with life contingencies for which the estimated fair value is the amount payable on demand. Also included are disclosures for the Company’s limited payment policies for which the Company has used discounted cash flow analyses to estimate fair value, similar to those used for investment contracts with known maturities.
Short-term debt, collateral received – securities lending and collateral received – derivatives: The carrying amounts reported in the consolidated balance sheets for these instruments approximate their fair values.
Long-term debt, payable to NFS: The fair values for long-term debt are based on estimated market prices.
Commitments to extend credit: Commitments to extend credit have nominal fair values because of the short-term nature of such commitments. See Note 4.
Interest rate and cross-currency interest rate swaps:The fair values for interest rate and cross-currency interest rate swaps are calculated with pricing models using current rate assumptions.
Interest rate futures contracts: The fair values for futures contracts are based on quoted market prices.
The following table summarizes the carrying values and estimated fair values of financial instruments subject to disclosure requirements and policy reserves on life insurance contracts as of December 31:

	2005		2004
(in millions)	Carrying value	Estimated fair value	Carrying value	Estimated fair value
Assets
Investments:
Securities available-for-sale:
Fixed maturity securities	$27,198.1	$27,198.1	$27,652.0	$27,652.0
Equity securities	42.1	42.1	48.1	48.1
Mortgage loans on real estate, net	8,458.9	8,503.0	8,649.2	8,942.7
Policy loans	604.7	604.7	644.5	644.5
Short-term investments	1,596.6	1,596.6	1,645.8	1,645.8
Cash	0.9	0.9	15.5	15.5
Assets held in separate accounts	62,689.8	62,689.8	60,798.7	60,798.7

Liabilities
Investment contracts	(28,698.1)	(26,607.2)	(29,196.6)	(26,870.6)
Policy reserves on life insurance contracts	(7,243.0)	(7,173.1)	(7,186.5)	(7,153.9)
Short-term debt	(242.3)	(242.3)	(215.0)	(215.0)
Long-term debt, payable to NFS	(700.0)	(822.8)	(700.0)	(743.9)
Collateral received – securities lending and derivatives	(1,359.1)	(1,359.1)	(1,289.9)	(1,289.9)
Liabilities related to separate accounts	(62,689.8)	(61,483.5)	(60,798.7)	(59,651.2)

Derivative financial instruments
Interest rate swaps hedging assets	3.3	3.3	(72.1)	(72.1)
Cross-currency interest rate swaps	178.5	178.5	495.0	495.0
Interest rate futures contracts	1.6	1.6	(6.5)	(6.5)
Other derivatives	41.1	41.1	36.1	36.1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(6)	Derivative Financial Instruments
Qualitative Disclosure
Interest Rate Risk Management
The Company periodically purchases fixed rate investments to back variable rate liabilities. As a result, the Company can be exposed to interest rate risk due to the mismatch between variable rate liabilities and fixed rate assets. To mitigate this risk, the Company enters into various types of derivative instruments to minimize this mismatch, with fluctuations in the fair values of the derivatives offsetting changes in the fair values of the investments resulting from changes in interest rates. The Company principally uses pay fixed/receive variable interest rate swaps to manage this risk.
Under these interest rate swaps, the Company receives variable interest rate payments and makes fixed rate payments. The fixed interest paid on the swap offsets the fixed interest received on the investment, resulting in the Company receiving the variable interest payments on the swap, generally 3-month U.S. London Interbank Offered Rate (LIBOR), and the credit spread on the investment. The net receipt of a variable rate will then match the variable rate paid on the liability.
As a result of entering into commercial mortgage loan and private placement commitments, the Company is exposed to changes in the fair value of such commitments due to changes in interest rates during the commitment period prior to the loans being funded. To manage this risk, the Company enters into short U.S. Treasury futures during the commitment period. With short U.S. Treasury futures, if interest rates rise/fall, the gains/losses on the futures will offset the change in fair value of the commitment attributable to the change in interest rates.
The Company periodically purchases variable rate investments (i.e., commercial mortgage loans and corporate bonds). As a result, the Company can be exposed to variability in cash flows and investment income due to changes in interest rates. Such variability poses risks to the Company when the assets are funded with fixed rate liabilities. To manage this risk, the Company may enter into receive fixed/pay variable interest rate swaps.
In using these interest rate swaps, the Company receives fixed interest rate payments and makes variable rate payments. The variable interest paid on the swap offsets the variable interest received on the investment, resulting in the Company receiving the fixed interest payments on the swap and the credit spread on the investment. The net receipt of a fixed rate will then match the fixed rate paid on the liability.
The Company manages interest rate risk at the segment level. Different segments may simultaneously hedge interest rate risks associated with owning fixed and variable rate investments considering the risk relevant to a particular segment.
Foreign Currency Risk Management
In conjunction with the Company’s medium-term note (MTN) program, the Company periodically issues both fixed and variable rate liabilities denominated in foreign currencies. As a result, the Company is exposed to changes in fair value of the liabilities due to changes in foreign currency exchange rates and related interest rates. To manage these risks, the Company enters into cross-currency interest rate swaps to convert these liabilities to a U.S. dollar rate.
The Company is exposed to changes in fair value of fixed rate investments denominated in a foreign currency due to changes in foreign currency exchange rates and related interest rates. To manage this risk, the Company uses cross-currency interest rate hedges to swap these asset characteristics to variable U.S. dollar rate instruments. Cross-currency interest rate swaps on assets are structured to pay a fixed rate, in the foreign currency, and receive a variable U.S. dollar rate, generally 3-month U.S. LIBOR. These derivative instruments are designated as a fair value hedge of the fixed rate foreign denominated asset.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
For a variable rate foreign liability, the cross-currency interest rate swap is structured to receive a variable rate, in the foreign currency, and pay a variable U.S. dollar rate, generally 3-month U.S. LIBOR. As both sides of the cross-currency interest rate swap are variable, the derivative instrument is a basis swap. While the receive-side terms of the cross-currency interest rate swap will line up with the terms of the liability, the Company is not able to match the pay-side terms of the derivative to a specific asset. Therefore, these derivative instruments do not receive hedge accounting treatment.
Cross-currency interest rate swaps on variable rate investments are structured to pay a variable rate, in the foreign currency, and receive a fixed U.S. dollar rate. The terms of the foreign currency paid on the swap will exactly match the terms of the foreign currency received on the asset, thus eliminating currency risk. These derivative instruments are designated as a cash flow hedge.
Equity Market Risk Management
See Note 4 for a complete discussion of the Company’s equity market risk management.
Other Non-Hedging Derivatives
The Company periodically enters into basis swaps (receive one variable rate, pay another variable rate) to better match the cash flows received from the specific variable-rate investments with the variable rate paid on a group of liabilities. While the pay-side terms of the basis swap will line up with the terms of the asset, the Company is not able to match the receive-side terms of the derivative to a specific liability. Therefore, basis swaps do not receive hedge accounting treatment.
The Company sells credit default protection on selected debt instruments and combines the credit default swap with selected assets the Company owns to replicate a higher yielding bond. These selected assets may have sufficient duration for the related liability, but do not earn a sufficient credit spread. The combined credit default swap and investments provide the duration and credit spread targeted by the Company. The credit default swaps do not qualify for hedge accounting treatment.
The Company also has purchased credit default protection on selected debt instruments exposed to short-term credit concerns, or because the combination of the corporate bond and purchased default protection provides sufficient spread and duration targeted by the Company. The purchased credit default protection does not qualify for hedge accounting treatment.
Quantitative Disclosure
Fair Value Hedges
During the years ended December 31, 2005, 2004 and 2003, a net gain of $4.1 million, a net loss of $11.3 million and a net gain of $4.2 million, respectively, were recognized in net realized gains and losses on investments, hedging instruments and hedged items. This represents the ineffective portion of the fair value hedging relationships. There were no gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness. There were also no gains or losses recognized in earnings as a result of hedged firm commitments no longer qualifying as fair value hedges.
Cash Flow Hedges
For the years ended December 31, 2005, 2004 and 2003, the ineffective portion of cash flow hedges was a net gain of $3.1 million, a net gain of $1.0 million and a net loss of $5.4 million, respectively. There were no net gains or losses attributable to the portion of the derivative instruments’ changes in fair value excluded from the assessment of hedge effectiveness.
The Company anticipates reclassifying less than $0.5 million in net losses out of AOCI over the next 12-month period.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
In general, the maximum length of time over which the Company is hedging its exposure to the variability in future cash flows associated with forecasted transactions, other than those relating to variable interest on existing financial instruments, is twelve months or less. However, in 2003 the Company did enter into a hedge of a forecasted purchase of shares of a mutual fund tied to the S&P 500 Index, where delivery of the shares will occur 30 years in the future. During 2005, 2004 and 2003, the Company did not discontinue any cash flow hedges because the original forecasted transaction was no longer probable. Additionally, no amounts were reclassified from AOCI into earnings due to the probability that a forecasted transaction would not occur.
Other Derivative Instruments, Including Embedded Derivatives
Net realized gains and losses on investments, hedging instruments and hedged items for the years ended December 31, 2005, 2004 and 2003 included a net loss of $9.1 million, a net gain of $8.1 million and a net gain of $11.8 million, respectively, related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. In addition, Annuity Benefits included a gain of $5.1 million for the year ended December 31, 2005 related to other derivative instruments, including embedded derivatives, not designated in hedging relationships. For the years ended December 31, 2005, 2004 and 2003, a net loss of $80.7 million, a net loss of $5.9 million and a net gain of $4.2 million, respectively, were recorded in net realized gains and losses on investments, hedging instruments and hedged items reflecting the change in fair value of cross-currency interest rate swaps hedging variable rate MTNs denominated in foreign currencies. Additional net gains of $78.3 million, $5.9 million and $0.9 million were recorded in net realized gains and losses on investments, hedging instruments and hedged items to reflect the change in spot rates of these foreign currency denominated obligations during the years ended December 31, 2005, 2004 and 2003, respectively.
The following table summarizes the notional amount of derivative financial instruments outstanding as of December 31:

(in millions)	2005	2004
Interest rate swaps:
Pay fixed/receive variable rate swaps hedging investments	$2,040.1	$1,891.5
Pay variable/receive fixed rate swaps hedging investments	79.2	152.8
Pay variable/receive variable rate swaps hedging investments	—	145.0
Pay variable/receive fixed rate swaps hedging liabilities	550.0	275.0
Pay variable/receive variable rate swaps hedging liabilities	30.0	280.0
Pay fixed/receive variable rate swaps hedging liabilities	170.0	275.0
Other contracts hedging investments	10.0	43.9
Cross-currency interest rate swaps:
Hedging foreign currency denominated investments	439.8	400.9
Hedging foreign currency denominated liabilities	1,312.4	2,028.8
Credit default swaps and other non-hedging instruments	555.3	836.0
Equity option contracts	774.4	190.9
Interest rate futures contracts	120.5	387.0

Total	$6,081.7	$6,906.8

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(7)	Investments
The following table summarizes the amortized cost, gross unrealized gains and losses, and estimated fair values of securities available-for-sale as of the dates indicated:

(in millions)	Amortized cost	Gross unrealized gains	Gross unrealized losses	Estimated fair value
December 31, 2005:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$163.8	$14.3	$0.6	$177.5
Agencies not backed by the full faith and credit of the U.S. Government	849.7	61.2	6.2	904.7
Obligations of states and political subdivisions	300.3	2.4	3.8	298.9
Debt securities issued by foreign governments	41.4	2.7	0.1	44.0
Corporate securities
Public	9,520.0	233.7	106.2	9,647.5
Private	6,572.2	195.3	65.3	6,702.2
Mortgage-backed securities – U.S. Government-backed	6,048.3	18.1	107.6	5,958.8
Asset-backed securities	3,463.2	42.6	41.3	3,464.5

Total fixed maturity securities	26,958.9	570.3	331.1	27,198.1
Equity securities	35.1	7.0	—	42.1

Total securities available-for-sale	$26,994.0	$577.3	$331.1	$27,240.2

December 31, 2004:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$81.1	$13.9	$0.1	$94.9
Agencies not backed by the full faith and credit of the U.S. Government	1,101.0	81.6	1.0	1,181.6
Obligations of states and political subdivisions	246.8	3.1	2.7	247.2
Debt securities issued by foreign governments	41.6	2.7	0.1	44.2
Corporate securities
Public	10,192.0	448.9	26.4	10,614.5
Private	6,633.6	342.9	24.1	6,952.4
Mortgage-backed securities – U.S. Government-backed	4,628.8	59.5	16.3	4,672.0
Asset-backed securities	3,783.8	87.7	26.3	3,845.2

Total fixed maturity securities	26,708.7	1,040.3	97.0	27,652.0
Equity securities	37.7	10.5	0.1	48.1

Total securities available-for-sale	$26,746.4	$1,050.8	$97.1	$27,700.1

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The table below summarizes the amortized cost and estimated fair value of fixed maturity securities available-for-sale, by maturity, as of December 31, 2005. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

(in millions)	Amortized cost	Estimated fair value
Fixed maturity securities available-for-sale:
Due in one year or less	$1,902.1	$1,909.1
Due after one year through five years	6,212.8	6,285.3
Due after five years through ten years	6,160.3	6,246.3
Due after ten years	3,172.2	3,334.1

Subtotal	17,447.4	17,774.8
Mortgage-backed securities – U.S. Government-backed	6,048.3	5,958.8
Asset-backed securities	3,463.2	3,464.5

Total	$26,958.9	$27,198.1

The following table presents the components of net unrealized gains on securities available-for-sale as of December 31:

(in millions)	2005	2004
Net unrealized gains, before adjustments and taxes	$246.2	$953.7
Adjustment to DAC	42.4	(144.6)
Adjustment to future policy benefits and claims	(104.6)	(121.6)
Deferred federal income taxes	(64.4)	(240.6)

Net unrealized gains	$119.6	$446.9

The following table presents an analysis of the net (decrease) increase in net unrealized gains on securities available-for-sale before adjustments and taxes for the years ended December 31:

(in millions)	2005	2004	2003
Fixed maturity securities	$(704.1)	$(153.3)	$61.9
Equity securities	(3.4)	(1.2)	12.4

Net change	$(707.5)	$(154.5)	$74.3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes by time the gross unrealized losses on securities available-for-sale in an unrealized loss position as of the dates indicated:

	Less than or equal to one year		More than one year		Total
(in millions)	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses	Estimated fair value	Gross unrealized losses
December 31, 2005:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$25.1	$0.5	$3.7	$0.1	$28.8	$0.6
Agencies not backed by the full faith and credit of the U.S. Government	297.0	4.9	42.2	1.3	339.2	6.2
Obligations of states and political subdivisions	150.7	3.0	29.7	0.8	180.4	3.8
Debt securities issued by foreign governments	7.4	0.1	—	—	7.4	0.1
Corporate securities
Public	3,210.4	63.2	1,088.2	43.0	4,298.6	106.2
Private	1,690.3	39.1	672.6	26.2	2,362.9	65.3
Mortgage-backed securities – U.S. Government-backed	4,062.8	88.6	632.6	19.0	4,695.4	107.6
Asset-backed securities	1,420.7	26.1	432.5	15.2	1,853.2	41.3

Total fixed maturity securities	10,864.4	225.5	2,901.5	105.6	13,765.9	331.1
Equity securities	3.9	—	—	—	3.9	—

Total	$10,868.3	$225.5	$2,901.5	$105.6	$13,769.8	$331.1

% of gross unrealized losses		68%		32%

December 31, 2004:
Fixed maturity securities:
U.S. Treasury securities and obligations of U.S. Government corporations	$5.7	$0.1	$0.2	$—	$5.9	$0.1
Agencies not backed by the full faith and credit of the U.S. Government	179.9	1.0	—	—	179.9	1.0
Obligations of states and political subdivisions	68.6	0.5	52.7	2.2	121.3	2.7
Debt securities issued by foreign governments	—	—	7.5	0.1	7.5	0.1
Corporate securities
Public	1,522.3	17.9	291.5	8.5	1,813.8	26.4
Private	994.2	16.3	184.2	7.8	1,178.4	24.1
Mortgage-backed securities – U.S.
Government-backed	1,271.5	10.5	225.1	5.8	1,496.6	16.3
Asset-backed securities	728.0	15.4	229.3	10.9	957.3	26.3

Total fixed maturity securities	4,770.2	61.7	990.5	35.3	5,760.7	97.0
Equity securities	0.7	0.1	—	—	0.7	0.1

Total	$4,770.9	$61.8	$990.5	$35.3	$5,761.4	$97.1

% of gross unrealized losses		64.0%		36.0%

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Proceeds from the sale of securities available-for-sale during 2005, 2004 and 2003 were $2.62 billion, $2.49 billion and $2.22 billion, respectively. During 2005, gross gains of $71.9 million ($61.5 million and $104.0 million in 2004 and 2003, respectively) and gross losses of $22.6 million ($8.7 million and $27.6 million in 2004 and 2003, respectively) were realized on those sales.
The Company had $22.2 million and $18.0 million of real estate investments as of December 31, 2005 and 2004, respectively, that were non-income producing during the preceding twelve months.
Real estate is presented at cost less accumulated depreciation of $21.5 million as of December 31, 2005 ($20.9 million as of December 31, 2004). The carrying value of real estate held for disposal totaled $2.5 million and $2.8 million as of December 31, 2005 and 2004, respectively.
The recorded investment of mortgage loans on real estate considered to be impaired was $29.7 million as of December 31, 2005 ($30.0 million as of December 31, 2004), for which the related valuation allowance was $7.1 million ($7.6 million as of December 31, 2004). Impaired mortgage loans with no valuation allowance are a result of collateral dependent loans where the fair value of the collateral is estimated to be greater than the recorded investment of the loan. During 2005, the average recorded investment in impaired mortgage loans on real estate was $7.4 million ($10.0 million in 2004). Interest income recognized on those loans, which is recognized on a cash basis, totaled $2.1 million in 2005 ($1.6 million in 2004).
The following table summarizes activity in the valuation allowance account for mortgage loans on real estate for the years ended December 31:

(in millions)	2005	2004	2003
Allowance, beginning of period	$33.3	$29.1	$43.4
Net additions (reductions) charged (credited) to allowance	(2.2)	4.2	(14.3)

Allowance, end of period	$31.1	$33.3	$29.1

During the third quarter of 2003, the Company refined its analysis of the overall performance of the mortgage loan portfolio and related allowance for mortgage loan losses. This analysis included an evaluation of the current composition of the portfolio, historical losses by property type, current economic conditions and probable losses inherent in the loan portfolio as of the balance sheet date, but not yet identified by specific loan. As a result of the analysis, the total valuation allowance was reduced by $12.1 million.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes net realized gains (losses) on investments, hedging instruments and hedged items from continuing operations by source for the years ended December 31:

(in millions)	2005	2004	2003
Realized gains on sales, net of hedging losses:
Fixed maturity securities available-for-sale	$65.3	$57.5	$98.5
Hedging losses on fixed maturity sales	(6.8)	(15.2)	(42.4)
Equity securities available-for-sale	6.6	4.0	5.5
Mortgage loans on real estate	10.7	10.7	3.0
Mortgage loan hedging losses	(3.3)	(4.0)	(2.4)
Real estate	2.1	3.7	4.2
Other	1.0	8.3	—

Total realized gains on sales, net of hedging losses	75.6	65.0	66.4

Realized losses on sales, net of hedging gains:
Fixed maturity securities available-for-sale	(22.5)	(7.8)	(27.2)
Hedging gains on fixed maturity sales	3.9	3.7	9.2
Equity securities available-for-sale	(0.1)	(0.9)	(0.4)
Mortgage loans on real estate	(10.4)	(6.8)	(5.0)
Mortgage loan hedging gains	7.8	2.2	0.5
Real estate	—	(1.2)	(0.3)
Other	(1.6)	(1.9)	(2.0)

Total realized losses on sales, net of hedging gains	(22.9)	(12.7)	(25.2)

Other-than-temporary and other investment impairments:
Fixed maturity securities available-for-sale	(28.1)	(79.7)	(159.4)
Equity securities available-for-sale	(0.9)	(0.6)	(8.0)
Mortgage loans on real estate, including valuation allowance adjustment	(4.5)	(7.1)	11.7
Real estate	(0.1)	(3.2)	(0.8)
Other	(3.2)	—	—

Total other-than-temporary and other investment impairments	(36.8)	(90.6)	(156.5)

Credit default swaps	(7.5)	0.3	13.3
Periodic net coupon settlements on non-qualifying derivatives	1.1	6.6	15.6
Other derivatives	1.1	(5.0)	1.2

Net realized gains (losses) on investments, hedging instruments and hedged items	$10.6	$(36.4)	$(85.2)

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes net investment income from continuing operations by investment type for the years ended December 31:

(in millions)	2005	2004	2003
Securities available-for-sale:
Fixed maturity securities	$1,466.2	$1,461.9	$1,453.1
Equity securities	2.4	1.2	1.4
Mortgage loans on real estate	577.3	577.4	579.7
Real estate	16.6	17.9	21.7
Short-term investments	18.8	8.9	9.3
Derivatives	(31.0)	(94.3)	(107.2)
Other	112.2	78.4	64.8

Gross investment income	2,162.5	2,051.4	2,022.8
Less investment expenses	57.3	50.9	49.7

Net investment income	$2,105.2	$2,000.5	$1,973.1

Fixed maturity securities with an amortized cost of $16.4 million and $52.3 million as of December 31, 2005 and 2004, respectively, were on deposit with various regulatory agencies as required by law.
As of December 31, 2005 and 2004, the Company had pledged fixed maturity securities with a fair value of $8.6 million and $51.4 million, respectively, as collateral to various derivative counterparties.
As of December 31, 2005 and 2004, the Company had received $1.10 billion and $874.2 million, respectively, of cash collateral on securities lending and $203.3 million and $415.7 million, respectively, of cash for derivative collateral. As of December 31, 2005, the Company had not received any non-cash collateral on securities lending compared to $191.8 million received at December 31, 2004. Both the cash and non-cash collateral amounts are included in short-term investments with a corresponding liability recorded in other liabilities. As of December 31, 2005 and 2004, the Company had loaned securities with a fair value of $1.07 billion and $1.04 billion, respectively. The Company also held $53.2 million and $222.5 million of securities as off-balance sheet collateral on derivative transactions as of December 31, 2005 and 2004, respectively.

(8)	Variable Annuity Contracts
The Company issues traditional variable annuity contracts through its separate accounts, for which investment income and gains and losses on investments accrue directly to, and investment risk is borne by, the contractholder. The Company also issues non-traditional variable annuity contracts in which the Company provides various forms of guarantees to benefit the related contractholders. The Company provides four primary guarantee types under non-traditional variable annuity contracts: (1) GMDB; (2) GMAB; (3) GMIB; and (4) a hybrid guarantee with GMAB and GMWB.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The GMDB provides a specified minimum return upon death. Many of these death benefits are spousal, whereby a death benefit will be paid upon death of the first spouse. The survivor has the option to terminate the contract or continue it and have the death benefit paid into the contract and a second death benefit paid upon the survivor’s death. The Company has offered six primary GMDB types:

•
Return of premium– provides the greater of account value or total deposits made to the contract less any partial withdrawals and assessments, which is referred to as “net premiums.” There are two variations of this benefit. In general, there is no lock in age for this benefit. However, for some contracts the GMDB reverts to the account value at a specified age, typically age 75.

•
Reset– provides the greater of a return of premium death benefit or the most recent five-year anniversary (prior to lock-in age) account value adjusted for withdrawals. For most contracts, this GMDB locks in at age 86 or 90, and for others the GMDB reverts to the account value at age 75, 85, 86 or 90.

•
Ratchet– provides the greater of a return of premium death benefit or the highest specified “anniversary” account value (prior to age 86) adjusted for withdrawals. Currently, there are three versions of ratchet, with the difference based on the definition of anniversary: monthaversary – evaluated monthly; annual – evaluated annually; and five-year – evaluated every fifth year.

•
Rollup– provides the greater of a return of premium death benefit or premiums adjusted for withdrawals accumulated at generally 5% simple interest up to the earlier of age 86 or 200% of adjusted premiums. There are two variations of this benefit. For certain contracts, this GMDB locks in at age 86, and for others the GMDB reverts to the account value at age 75.

•	Combo– provides the greater of annual ratchet death benefit or rollup death benefit. This benefit locks in at either age 81 or 86.

•
Earnings enhancement– provides an enhancement to the death benefit that is a specified percentage of the adjusted earnings accumulated on the contract at the date of death. There are two versions of this benefit: (1) the benefit expires at age 86, and a credit of 4% of account value is deposited into the contract; and (2) the benefit does not have an end age, but has a cap on the payout and is paid upon the first death in a spousal situation. Both benefits have age limitations. This benefit is paid in addition to any other death benefits paid under the contract.

The GMAB, offered in the Company’s Capital Preservation Plus (CPP) contract rider, is a living benefit that provides the contractholder with a guaranteed return of premium, adjusted proportionately for withdrawals, after a specified period of time (5, 7 or 10 years) selected by the contractholder at the issuance of the variable annuity contract. In some cases, the contractholder also has the option, after a specified period of time, to drop the rider and continue the variable annuity contract without the GMAB. In general, the GMAB requires a minimum allocation to guaranteed term options or adherence to limitations required by an approved asset allocation strategy.
The GMIB is a living benefit that provides the contractholder with a guaranteed annuitization value. The GMIB types are:

•	Ratchet– provides an annuitization value equal to the greater of account value, net premiums or the highest one-year anniversary account value (prior to age 86) adjusted for withdrawals.

•
Rollup– provides an annuitization value equal to the greater of account value and premiums adjusted for withdrawals accumulated at 5% compound interest up to the earlier of age 86 or 200% of adjusted premiums.

•	Combo– provides an annuitization value equal to the greater of account value, ratchet GMIB benefit or rollup GMIB benefit.
See Note 4 for a complete description of the Company’s hybrid GMAB/GMWB offered through its CPPLI contract rider. All GMAB contracts with the hybrid GMAB/GMWB rider are included with GMAB contracts in the following tables.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the account values and net amount at risk, net of reinsurance, for variable annuity contracts with guarantees invested in both general and separate accounts as of December 31:

	2005			2004
(in millions)	Account value	Net amount at risk[1]	Wtd. avg. attained age	Account value	Net amount at risk[1]	Wtd. avg. attained age
GMDB:
Return of premium	$9,260.6	$32.5	60	$9,675.4	$54.1	59
Reset	16,932.1	58.7	63	17,315.9	153.2	62
Ratchet	11,020.6	28.9	65	9,621.0	42.3	64
Rollup	592.1	8.4	69	638.6	9.7	68
Combo	2,530.6	22.3	68	2,519.9	19.2	67

Subtotal	40,336.0	150.8	64	39,770.8	278.5	62
Earnings enhancement	418.5	27.6	61	310.1	18.0	60

Total - GMDB	$40,754.5	$178.4	63	$40,080.9	$296.5	62

GMAB[2]:
5 Year	$1,041.8	$0.5	N/A	$460.6	$0.1	N/A
7 Year	1,103.5	0.2	N/A	568.4	—	N/A
10 Year	595.5	0.1	N/A	304.0	—	N/A

Total - GMAB	$2,740.8	$0.8	N/A	$1,333.0	$0.1	N/A

GMIB[3]:
Ratchet	$444.7	$—	N/A	$437.7	$—	N/A
Rollup	1,189.3	—	N/A	1,188.2	—	N/A
Combo	0.5	—	N/A	1.0	—	N/A

Total - GMIB	$1,634.5	$—	N/A	$1,626.9	$—	N/A

[1]
Net amount at risk is calculated on a seriatum basis and equals the respective guaranteed benefit less the account value (or zero if the account value exceeds the guaranteed benefit). As it relates to GMIB, net amount at risk is calculated as if all policies were eligible to annuitize immediately, although all GMIB options have a waiting period of at least 7 years from issuance, with the earliest annuitizations beginning in 2006.

[2]	GMAB contracts with the hybrid GMAB/GMWB rider had account values of $939.1 million as of December 31, 2005.

[3]	The weighted average period remaining until expected annuitization is not meaningful and has not been presented because there is currently no material GMIB exposure.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table is a rollforward of the liabilities for guarantees on variable annuity contracts reflected in the Company’s general account for the years indicated:

(in millions)	GMDB	GMAB	GMIB	Total
Balance as of December 31, 2003	$21.8	$4.3	$—	$26.1
Expense provision	25.0	—	0.8	25.8
Net claims paid	(23.2)	—	—	(23.2)
Value of new business sold	—	24.7	—	24.7
Change in fair value	—	(8.4)	—	(8.4)

Balance as of December 31, 2004	23.6	20.6	0.8	45.0
Expense provision	32.8	—	0.4	33.2
Net claims paid	(29.5)	—	—	(29.5)
Value of new business sold	—	53.4	—	53.4
Change in fair value		(6.1)	—	(6.1)

Balance as of December 31, 2005	$26.9	$67.9	$1.2	$96.0

The following table summarizes account balances of contracts with guarantees that were invested in separate accounts as of December 31:

(in millions)	2005	2004
Mutual funds:
Bond	$3,857.3	$4,136.8
Domestic equity	28,011.3	27,402.4
International equity	2,161.4	1,831.3

Total mutual funds	34,030.0	33,370.5
Money market funds	1,350.4	1,313.6

Total	$35,380.4	$34,684.1

The Company’s GMDB claim reserves are determined by estimating the expected value of death benefits on contracts that trigger a policy benefit and recognizing the excess ratably over the accumulation period based on total expected assessments. GMIB claim reserves are determined each period by estimating the expected value of annuitization benefits in excess of the projected account balance at the date of annuitization and recognizing the excess ratably over the accumulation period based on total assessments. The Company regularly evaluates GMDB and GMIB claim reserve estimates used and adjusts the additional liability balances as appropriate, with a related charge or credit to other benefits and claims in the period of evaluation if actual experience or other evidence suggests that earlier assumptions should be revised. The assumptions used in calculating GMIB claim reserves are consistent with those used for calculating GMDB claim reserves. In addition, the calculation of GMIB claim reserves assumes benefit utilization ranges from a low of 3% when the contractholder’s annuitization value is 10% in the money to 100% utilization when the contractholder is 90% in the money.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following assumptions and methodology were used to determine the GMDB claim reserves as of December 31, 2005 and December 31, 2004 (except where noted otherwise):

•	Data used was based on a combination of historical numbers and future projections involving 50 probabilistically generated economic scenarios

•	Mean gross equity performance – 8.1%

•	Equity volatility – 18.7%

•	Mortality – 100% of Annuity 2000 table

•	Asset fees – equivalent to mutual fund and product loads

•	Discount rate – 8.0%
Lapse rate assumptions vary by duration as shown below:

Duration (years)	1	2	3	4	5	6	7	8	9	10+
Minimum	4.50%	5.50%	6.50%	8.50%	10.50%	10.50%	10.50%	17.50%	17.50%	17.50%
Maximum	4.50%	8.50%	11.50%	17.50%	22.50%	22.50%	22.50%	22.50%	22.50%	19.50%
GMABs and hybrid GMABs/GMWBs are considered embedded derivatives under current accounting guidance, resulting in the related liabilities being separated from the host insurance product and recognized at fair value, with changes in fair value reported in earnings, and therefore, excluded from the SOP 03-1 policy benefits.

(9)	Short-Term Debt
The following table summarizes short-term debt as of December 31:

(in millions)	2005	2004
$800.0 million commercial paper program	$134.7	$134.7
$350.0 million securities lending program facility	75.0	47.7
$250.0 million securities lending program facility	32.6	32.6

Total short-term debt	$242.3	$215.0

The Company has available as a source of funds a $1.00 billion revolving credit facility entered into by NFS, NLIC and NMIC with a group of national financial institutions. Previously, the facility consisted of a 364-day agreement and a five-year agreement. In May 2005, the 364-day agreement was terminated, and the five-year agreement was amended and restated for a new five-year term. The facility provides for several and not joint liability with respect to any amount drawn by any party. The facility provides covenants, including, but not limited to, requirements that the Company maintain consolidated tangible net worth, as defined, in excess of $2.60 billion and that NLIC maintain statutory surplus, as defined, in excess of $1.67 billion. As of December 31, 2005 and 2004, the Company and NLIC were in compliance with all covenants. The Company had no amounts outstanding under this agreement as of December 31, 2005 and 2004. NLIC also has an $800.0 million commercial paper program and is required to maintain an available credit facility equal to 50% of any amounts outstanding under the commercial paper program. Therefore, borrowing capacity under the aggregate $1.00 billion revolving credit facility is reduced by 50% of any amounts outstanding under the commercial paper program. NLIC had $134.7 million in commercial paper outstanding as of December 31, 2005 and 2004 at a weighted average effective interest rate of 4.22% in 2005 and 2.14% in 2004.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
NLIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility, which is contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. The maximum amount available under the agreement is $350.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. NLIC had $75.0 million and $47.7 million outstanding under this agreement as of December 31, 2005 and 2004, respectively. As of December 31, 2005, the Company has not provided any guarantees on such borrowings, either directly or indirectly.
In addition to the agreement described above, NMIC has entered into an agreement with its custodial bank to borrow against the cash collateral that is posted in connection with its securities lending program. This is an uncommitted facility, which is contingent on the liquidity of the securities lending program. The borrowing facility was established to fund commercial mortgage loans that were originated with the intent of sale through securitization. Because NLIC has a variable interest in the profits from the securitization of these loans and is the primary beneficiary of this arrangement, NLIC consolidates the assets and liabilities associated with these loans and the corresponding borrowings in accordance with current accounting guidance. The maximum amount available under the agreement is $250.0 million. The borrowing rate on this program is equal to one-month U.S. LIBOR. NMIC had $32.6 million outstanding under this agreement as of December 31, 2005 and 2004. As of December 31, 2005, the Company has not provided any guarantees on such borrowings, either directly or indirectly.
The Company paid interest on short-term debt totaling $11.5 million, $3.6 million and $1.3 million in 2005, 2004 and 2003, respectively, including less than $0.1 million to NFS during each year.

(10)	Long-Term Debt
The following table summarizes surplus notes payable to NFS as of December 31:

(in millions)	2005	2004
8.15% surplus note, due June 27, 2032	$300.0	$300.0
7.50% surplus note, due December 17, 2031	300.0	300.0
6.75% surplus note, due December 23, 2033	100.0	100.0

Total long-term debt	$700.0	$700.0

The Company made interest payments to NFS on surplus notes totaling $53.7 million in 2005, $50.7 million in 2004 and $47.1 million in 2003. Payments of interest and principal under the notes require the prior approval of the Ohio Department of Insurance (ODI).

(11)	Federal Income Taxes
Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, the ultimate majority shareholder of NFS. Effective October 1, 2002, Nationwide Corporation’s ownership in NFS decreased from 79.8% to 63.0%. Therefore, NFS and its subsidiaries, including the Company, no longer qualify to be included in the NMIC consolidated federal income tax return. The members of the NMIC consolidated federal income tax return group participated in a tax sharing arrangement, which provided, in effect, for each member to bear essentially the same federal income tax liability as if separate tax returns were filed.
Under Internal Revenue Code (IRC) regulations, NFS and its subsidiaries cannot file a life/non-life consolidated federal income tax return until five full years following NFS’ departure from the NMIC consolidated federal income tax return group. Therefore, NFS and its direct non-life insurance company subsidiaries will file a consolidated federal income tax return; NLIC and NLAIC will file a consolidated federal income tax return; and the direct non-life insurance companies under NLIC will file separate federal income tax returns, until 2008, when NFS will become eligible to file a single life/non-life consolidated federal income tax return with all of its subsidiaries.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the tax effects of temporary differences that give rise to significant components of the net deferred tax liability as of December 31:

(in millions)	2005	2004
Deferred tax assets:
Future policy benefits	$630.5	$715.5
Other	185.9	117.0

Gross deferred tax assets	816.4	832.5
Less valuation allowance	(7.0)	(7.0)

Deferred tax assets, net of valuation allowance	809.4	825.5

Deferred tax liabilities:
Fixed maturity securities	65.1	318.2
Equity securities and other investments	23.8	20.9
Derivatives	31.8	31.2
Deferred policy acquisition costs	970.5	908.1
Other	116.4	101.9

Gross deferred tax liabilities	1,207.6	1,380.3

Net deferred tax liability	$398.2	$554.8

In assessing the realizability of deferred tax assets, management considers whether it is more likely than not that some portion of the total gross deferred tax assets will not be realized. Future taxable amounts or recovery of federal income tax paid within the statutory carryback period can offset nearly all future deductible amounts. The valuation allowance was unchanged during 2005, 2004 and 2003.
The Company’s current federal income tax liability was $53.8 million and $145.3 million as of December 31, 2005 and 2004, respectively.
During the third quarter of 2005, the Company refined its separate account dividends received deduction (DRD) estimation process. As a result, the Company identified and recorded additional federal income tax benefits and recoverables in the amount of $42.6 million related to all open tax years (2000 – 2005). In addition, the Company recorded $5.6 million of net benefit adjustments in the third quarter of 2005, primarily related to differences between the estimated tax liability and the amounts reported on the Company’s tax returns and revised estimates of permanent income tax deductions expected to be generated in 2005. During the fourth quarter of 2005, the Company revised the estimate for the separate account DRD and recorded an additional federal income tax benefit of $8.0 million based on additional information available at year end.
The following table summarizes federal income tax expense attributable to income from continuing operations for the years ended December 31:

(in millions)	2005	2004	2003
Current	$90.6	$181.5	$106.7
Deferred	5.0	(61.5)	(10.5)

Federal income tax expense	$95.6	$120.0	$96.2

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Total federal income tax expense differs from the amount computed by applying the U.S. federal income tax rate to income from continuing operations before federal income taxes as follows for the years ended December 31:

	2005		2004		2003
(dollars in millions)	Amount	%	Amount	%	Amount	%
Computed (expected) tax expense	$217.0	35.0	$187.2	35.0	$152.0	35.0
Tax exempt interest and dividends received deduction	(107.5)	(17.3)	(47.2)	(8.8)	(45.7)	(10.5)
Income tax credits	(16.3)	(2.6)	(9.7)	(1.8)	(10.8)	(2.5)
Release of Phase III tax liability	—	—	(5.1)	(1.0)	—	—
Other, net	2.4	0.3	(5.2)	(1.0)	0.7	0.1

Total	$95.6	15.4	$120.0	22.4	$96.2	22.1

The Jobs Creation Act of 2004 suspends policyholder surplus accounts (PSA) during 2005 and 2006 and provides that direct and indirect distributions from the PSA during any taxable year beginning after 2004 and before 2007 be treated as zero. Because NLIC had the ability and intent to distribute this PSA balance to its shareholder during the noted period, the potential tax liability was eliminated as of December 31, 2004 (see “Release of Phase III tax liability” above). The Jobs Creation Act of 2004 had no other significant impact on the Company’s tax position.
Total federal income tax paid was $182.2 million, $142.3 million and $176.2 million during the years ended December 31, 2005, 2004 and 2003, respectively.

(12)	Shareholders’ Equity, Regulatory Risk-Based Capital, Retained Earnings and Dividend Restrictions
The State of Ohio, where NLIC and NLAIC are domiciled, imposes minimum risk-based capital requirements that were developed by the NAIC. The formulas for determining the amount of risk-based capital specify various weighting factors that are applied to financial balances or various levels of activity based on the perceived degree of risk. Regulatory compliance is determined by a ratio of total adjusted capital, as defined by the NAIC, to authorized control level risk-based capital, as defined by the NAIC. Companies below specific trigger points or ratios are classified within certain levels, each of which requires specified corrective action. NLIC and NLAIC each exceeded the minimum risk-based capital requirements for all periods presented herein.
State insurance laws generally restrict the ability of insurance companies to pay cash dividends and make other payments in excess of certain prescribed limitations without prior approval. The Company is limited in the amount of shareholder dividends it may pay without prior approval by the ODI. The statutory capital and surplus of NLIC as of December 31, 2005 and 2004 was $2.60 billion and $2.39 billion, respectively. The statutory net income of NLIC for the years ended December 31, 2005, 2004 and 2003 was $462.5 million, $317.7 million and $444.4 million, respectively. As of January 1, 2006, based on statutory financial results as of and for the year ended December 31, 2005, NLIC could pay dividends totaling $277.5 million without obtaining prior approval. On February 22, 2006, NLIC declared a $70.0 million dividend to NFS. In addition, the payment of dividends by NLIC may also be subject to restrictions set forth in the insurance laws of the State of New York that limit the amount of statutory profits on NLIC’s participating policies (measured before dividends to policyholders) that can inure to the benefit of the Company and its shareholder.
The Company currently does not expect such regulatory requirements to impair its ability to pay future operating expenses, interest and shareholder dividends.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(13)	Comprehensive Income
Comprehensive income includes net income and certain items that are reported directly within separate components of shareholder’s equity that are not recorded in net income (other comprehensive income or loss). The following table summarizes the Company’s other comprehensive (loss) income, before and after federal income tax benefit (expense), for the years ended December 31:

(in millions)	2005	2004	2003
Net unrealized (losses) gains on securities available-for-sale arising during the period:
Net unrealized (losses) gains before adjustments	$(687.2)	$(182.0)	$(16.7)
Net adjustment to deferred policy acquisition costs	187.0	99.1	56.9
Net adjustment to future policy benefits and claims	17.0	(11.0)	22.6
Related federal income tax benefit (expense)	169.1	33.3	(22.4)

Net unrealized (losses) gains	(314.1)	(60.6)	40.4

Reclassification adjustment for net realized (gains) losses on securities available-for-sale realized during the period:
Net unrealized (gains) losses	(20.3)	27.5	91.0
Related federal income tax expense (benefit)	7.1	(9.6)	(31.8)

Net reclassification adjustment	(13.2)	17.9	59.2

Other comprehensive (loss) income on securities available-for-sale	(327.3)	(42.7)	99.6

Accumulated net holding gains (losses) on cash flow hedges:
Unrealized holding gains (losses)	41.7	(47.4)	(40.9)
Related federal income tax (expense) benefit	(14.6)	16.6	14.3

Other comprehensive income (loss) on cash flow hedges	27.1	(30.8)	(26.6)

Total other comprehensive (loss) income	$(300.2)	$(73.5)	$73.0

Adjustments for net realized gains and losses on the ineffective portion of cash flow hedges were immaterial during the years ended December 31, 2005, 2004 and 2003.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(14)	Employee Benefit Plans
Defined Benefit Plans
The Company and certain affiliated companies participate in a defined benefit pension plan sponsored by NMIC. This plan covers all employees of participating companies who have completed at least one year of service. Plan contributions are invested in a group annuity contract issued by NLIC. All participants are eligible for benefits based on an account balance feature. Participants last hired before 2002 are eligible for benefits based on the highest average annual salary of a specified number of consecutive years of the last ten years of service, if such benefits are of greater value than the account balance feature. The Company funds pension costs accrued for direct employees plus an allocation of pension costs accrued for employees of affiliates whose work benefits the Company.
The Company’s portion of pension expense for this plan for the years ended December 31, 2005, 2004 and 2003 was $16.6 million, $13.7 million and $13.2 million, respectively. The Company recorded prepaid pension assets of $38.1 million and $14.6 million as of December 31, 2005 and 2004, respectively.
In addition to the NMIC pension plan, the Company and certain affiliated companies participate in life and health care defined benefit plans sponsored by NMIC for qualifying retirees. Postretirement life and health care benefits are contributory and generally are available to full-time employees, hired prior to June 1, 2000, who have attained age 55 and have accumulated 15 years of service with the Company after reaching age 40. Postretirement health care benefit contributions are adjusted annually and contain cost-sharing features such as deductibles and coinsurance. In addition, there are caps on the Company’s portion of the per-participant cost of the postretirement health care benefits. The Company’s policy is to fund the cost of health care benefits in amounts determined at the discretion of management. Plan assets are invested primarily in group annuity contracts issued by NLIC.
Two significant plan changes were enacted to the postretirement benefit plans at December 31, 2002. The first involved the postretirement medical plan, which was revised to reflect the current expectation that there will be no further increases in the benefit cap after 2006. Prior to 2007, it is assumed that the pre-65 benefit caps will increase by 3% per year, at which time the cap will be frozen. The second involved the postretirement death benefit plan, which was revised to reflect that all employer subsidies will be phased out beginning in 2007. The 2007 subsidy is assumed to be 2/3 of the current subsidy, and the 2008 subsidy is assumed to be 1/3 of the current amount. There is no employer subsidized benefit assumed after 2008.
The Company’s accrued postretirement benefit expense as of December 31, 2005 and 2004 was $47.6 million and $49.3 million, respectively. The net periodic benefit (income) cost for the postretirement benefit plans as a whole was $(0.1) million, $0.3 million and $1.1 million for 2005, 2004 and 2003, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes information regarding the funded status of the NMIC pension plan as a whole and the NMIC postretirement benefit plans as a whole (all of which are U.S. plans), including amounts not related to the Company, as of the years ended December 31:

	Pension benefits		Postretirement benefits
(in millions)	2005	2004	2005	2004
Change in benefit obligation:
Benefit obligation at beginning of year	$2,733.1	$2,457.0	$291.9	$306.8
Service cost	133.5	121.8	9.7	9.2
Interest cost	134.9	134.0	16.0	17.5
Participant contributions	—	—	6.5	4.1
Plan amendment	—	—	—	(13.3)
Actuarial loss (gain)	261.6	125.7	3.0	(10.1)
Benefits paid	(117.3)	(105.4)	(25.9)	(22.3)

Benefit obligation at end of year	3,145.8	2,733.1	301.2	291.9

Change in plan assets:
Fair value of plan assets at beginning of year	2,454.3	2,242.4	135.6	127.5
Actual return on plan assets	184.1	187.3	6.3	6.2
Employer contributions[1]	249.8	130.0	19.1	20.1
Participant contributions	—	—	6.5	4.1
Benefits paid[1]	(117.3)	(105.4)	(25.9)	(22.3)

Fair value of plan assets at end of year	2,770.9	2,454.3	141.6	135.6

Funded status	(374.9)	(278.8)	(159.6)	(156.3)
Unrecognized prior service cost	21.4	25.8	(88.3)	(103.0)
Unrecognized net loss	544.6	298.2	52.1	48.0
Unrecognized net asset at transition	—	(1.2)	—	—

Prepaid (accrued) benefit cost, net	$191.1	$44.0	$(195.8)	$(211.3)

Accumulated benefit obligation	$2,510.3	$2,271.6

[1]	Employer contributions and benefits paid include only those amounts contributed directly to or paid directly from plan assets.
In 2004, the postretirement medical plan was amended to reflect the provisions of the Medicare Prescription Drug, Improvement and Modernization Act of 2003 (the Medicare Act), which was signed into law on December 8, 2003. The amendment integrates prescription drug benefits with the coverage provisions provided in the Medicare Act. The impact of the amendment is reflected in the accumulated postretirement benefit obligations beginning December 31, 2004. The expense impact of the amendment was a $2.0 million decrease for 2005 for the plan as a whole.
The effect of a 1% increase or decrease in the assumed health care cost trend rate on the accumulated postretirement benefit obligation was $0.1 million and $1.7 million at December 31, 2005 and 2004, respectively, for the plan as a whole.
NMIC and all participating employers, including the Company, expect to contribute $120.0 million to the pension plan and $20.0 million to the postretirement benefit plan in 2006.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes benefits expected to be paid in each of the next five fiscal years and in the aggregate for the five fiscal years thereafter:

(in millions)	Pension benefits	Postretirement benefits
2006	$115.7	$20.7
2007	117.8	20.5
2008	120.2	19.8
2009	127.0	19.3
2010	133.8	19.9
2011-2015	817.1	111.6
The following table summarizes the weighted average assumptions used to calculate the benefit obligation and funded status of the NMIC pension plan as a whole and the NMIC postretirement benefit plans as a whole as of the December 31 measurement date for all plans:

	Pension benefits		Postretirement benefits
	2005	2004	2005	2004
Discount rate	4.75%	5.00%	5.45%	5.70%
Rate of increase in future compensation levels	4.25%	3.50%	—	—
Assumed health care cost trend rate:
Initial rate	—	—	9.00%	10.00%	[1]
Ultimate rate	—	—	5.50%	5.20%	[1]
Declining period	—	—	7 Years	10 Years

[1]	The 2005 initial rate was 9.00% for participants over age 65, with an ultimate rate of 5.5%, and the 2004 initial rate was 11.00% for participants over age 65, with an ultimate rate of 5.70%.
The NMIC pension plan employs a total return investment approach using a mix of equities and fixed income investments to maximize the long-term return on plan assets in exchange for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. The plan requires investment in a group annuity contract backed by fixed investments with an interest rate guarantee to match liabilities for specific classes of retirees. On a periodic basis, the portfolio is analyzed to establish the optimal mix of assets based on current market conditions given the risk tolerance. In the most recent study, asset sub-classes were considered in debt securities (diversified U.S. investment grade bonds, diversified high-yield U.S. securities, international fixed income, emerging markets and commercial mortgage loans) and equity investments (domestic equities, private equities, international equities, emerging market equities and real estate investments). Each asset sub-class chosen contains a diversified blend of securities from that sub-class. Investment mix is measured and monitored continually through regular investment reviews, annual liability measurements and periodic asset/liability studies.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the asset allocation for the NMIC pension plan as a whole at the end of 2005 and 2004 and the target allocation for 2006, by asset category:

	Percentage of plan assets		Target allocation percentage
Asset Category	2005	2004	2006
Equity securities	50%	48%	40 - 65%
Debt securities	50%	52%	25 - 50%
Real estate	—	—	0 - 10%

Total	100%	100%

The NMIC postretirement benefit plans employ a total return investment approach using a mix of equities and fixed income investments to maximize the long-term return on plan assets in exchange for a prudent level of risk. Risk tolerance is established through careful consideration of plan liabilities, plan funded status and corporate financial condition. Plan investments for retiree life insurance benefits generally include a retiree life insurance contract issued by NLIC. For retiree medical liabilities, plan investments include both a group annuity contract issued by NLIC backed by fixed investments with an interest rate guarantee and a separate account invested in diversified U.S. equities. Investment mix is measured and monitored continually through regular investment reviews, annual liability measurements and periodic asset/liability studies.
The following table summarizes the asset allocation for the NMIC postretirement benefit plans as a whole at the end of 2005 and 2004 and the target allocation for 2006, by asset category:

	Percentage of plan assets		Target allocation percentage
Asset Category	2005	2004	2006
Equity securities	60%	60%	50 - 80%
Debt securities	37%	35%	20 - 50%
Other	3%	5%	0 - 10%

Total	100%	100%

The following table summarizes the components of net periodic benefit cost for the NMIC pension plan as a whole, including amounts not related to the Company, for the years ended December 31:

(in millions)	2005	2004	2003
Service cost	$133.5	$121.8	$104.0
Interest cost	134.9	134.0	131.7
Expected return on plan assets	(172.6)	(167.7)	(156.7)
Recognized net actuarial loss	—	—	0.1
Amortization of prior service cost	4.5	4.5	4.5
Amortization of unrecognized net losses	3.6	—	—
Amortization of unrecognized transition cost	(1.2)	(1.3)	(1.3)

Net periodic benefit cost	$102.7	$91.3	$82.3

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the weighted average assumptions used to calculate net periodic benefit cost, set at the beginning of each year, for the NMIC pension plan as a whole:

	2005	2004	2003
Discount rate	5.00%	5.50%	6.00%
Rate of increase in future compensation levels	3.50%	4.00%	4.50%
Expected long-term rate of return on plan assets	6.75%	7.25%	7.75%
The NMIC pension plan employs a prospective building block approach in determining the expected long-term rate of return on plan assets. This process is integrated with the determination of other economic assumptions such as discount rate and salary scale. Historical markets are studied, and long-term historical relationships between equities and fixed income investments are preserved consistent with the widely accepted capital market principle that assets with higher volatility generate a greater return over the long run (called a risk premium). Historical risk premiums are used to develop expected real rates of return for each asset sub-class. The expected real rates of return, reduced for investment expenses, are applied to the target allocation of each asset sub-class to produce an expected real rate of return for the target portfolio. This expected real rate of return will vary by plan and will change when the plan’s target investment portfolio changes. Current market factors such as inflation and interest rates are incorporated into the process. For a given measurement date, the discount rate is set by reference to the yield on high-quality corporate bonds to approximate the rate at which plan benefits could effectively be settled. The historical real rate of return is subtracted from these bonds to generate an assumed inflation rate. The expected long-term rate of return on plan assets is the assumed inflation rate plus the expected real rate of return. This process effectively sets the expected return for the plan’s portfolio at the yield for the reference bond portfolio, adjusted for expected risk premiums of the target asset portfolio. Given the prospective nature of this calculation, short-term fluctuations in the market do not impact the expected risk premiums. However, as the yield for the reference bond fluctuates, the assumed inflation rate and the expected long-term rate are adjusted in tandem.
Effective December 31, 2005, the historical risk premiums and expected real rates of return were re-evaluated affecting December 31, 2005 benefit obligations and 2006 costs. For benefits obligations, a lower real rate of return on corporate bonds led to a higher implied inflation rate and a higher rate of future compensation increase, which was 4.25% at December 31, 2005.
The following table summarizes the components of net periodic benefit cost for the NMIC postretirement benefit plans as a whole, including amounts not related to the Company, for the years ended December 31:

(in millions)	2005	2004	2003
Service cost	$9.7	$9.2	$9.9
Interest cost	16.0	17.5	19.5
Expected return on plan assets	(8.7)	(8.9)	(8.0)
Amortization of unrecognized net losses	1.4	—	—
Net amortization and deferral	(14.8)	(12.1)	(9.9)

Net periodic benefit cost	$3.6	$5.7	$11.5

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the weighted average assumptions used to calculate the Company’s net periodic benefit cost, set at the beginning of each year, for the postretirement benefit plan as a whole:

	2005	2004	2003
Discount rate	5.70%	6.10%	6.60%
Expected long-term rate of return on plan assets	6.50%	7.00%	7.50%
Assumed health care cost trend rate:
Initial rate	10.00%[1]	11.00%[1]	11.30%[1]
Ultimate rate	5.20%[1]	5.20%[1]	5.70%[1]
Declining period	10 Years	11 Years	11 Years

[1]
The initial rate was 11.00% for participants over 65, with an ultimate rate of 5.70%, the 2004 initial rate was 11.00% for participants over age 65, with an ultimate rate of 5.70%, and the 2003 initial rate was 12.00% for participants over age 65, with an ultimate rate of 5.60%.

Defined Contribution Plans
The Company and certain affiliated companies sponsor defined contribution retirement savings plans covering substantially all employees of the Company. Employees may make salary deferral contributions of up to 80%. Salary deferrals of up to 6% are subject to a 50% Company match. The Company’s expense for contributions to these plans was $6.2 million, $5.8 million and $5.5 million for 2005, 2004 and 2003, respectively.

(15)	Related Party Transactions
The Company has entered into significant, recurring transactions and agreements with NMIC, other affiliates and subsidiaries as a part of its ongoing operations. These include annuity and life insurance contracts, office space leases, and agreements related to reinsurance, cost sharing, administrative services, marketing, intercompany loans, intercompany repurchases, cash management services and software licensing. Measures used to allocate expenses among companies include individual employee estimates of time spent, special cost studies, the number of full-time employees, commission expense and other methods agreed to by the participating companies and that are within industry guidelines and practices. In addition, Nationwide Services Company, LLC (NSC), a subsidiary of NMIC, provides computer, telephone, mail, employee benefits administration and other services to NMIC and certain of its direct and indirect subsidiaries, including the Company, based on specified rates for units of service consumed. For the years ended December 31, 2005, 2004 and 2003, the Company made payments to NMIC and NSC totaling $274.1 million, $194.6 million and $170.4 million, respectively. The Company does not believe that expenses recognized under these agreements are materially different than expenses that would have been recognized had the Company operated on a stand-alone basis.
The Company has issued group annuity and life insurance contracts and performs administrative services for various employee benefit plans sponsored by NMIC or its affiliates. Total account values of these contracts were $6.39 billion and $5.75 billion as of December 31, 2005 and 2004, respectively. Total revenues from these contracts were $136.2 million, $136.5 million and $138.9 million for the years ended December 31, 2005, 2004 and 2003, respectively, and include policy charges, net investment income from investments backing the contracts and administrative fees. Total interest credited to the account balances was $107.3 million, $107.9 million and $111.8 million for the years ended December 31, 2005, 2004 and 2003, respectively. The terms of these contracts are consistent in all material respects with what the Company offers to unaffiliated parties who are similarly situated.
The Company leases office space from NMIC and certain of its subsidiaries. For the years ended December 31, 2005, 2004 and 2003, the Company made lease payments to NMIC and its subsidiaries of $18.7 million, $18.4 million and $17.5 million, respectively.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
NLIC has a reinsurance agreement with NMIC whereby all of NLIC’s accident and health business not ceded to unaffiliated reinsurers is ceded to NMIC on a modified coinsurance basis. Either party may terminate the agreement on January 1 of any year with prior notice. Under a modified coinsurance agreement, the ceding company retains invested assets, and investment earnings are paid to the reinsurer. Under the terms of NLIC’s agreements, the investment risk associated with changes in interest rates is borne by the reinsurer. The ceding of risk does not discharge the original insurer from its primary obligation to the policyholder. The Company believes that the terms of the modified coinsurance agreements are consistent in all material respects with what the Company could have obtained with unaffiliated parties. Revenues ceded to NMIC for the years ended December 31, 2005, 2004 and 2003 were $429.5 million, $335.6 million and $286.7 million, respectively, while benefits, claims and expenses ceded during these years were $398.8 million, $336.0 million and $247.5 million, respectively.
Funds of Gartmore Global Investments, Inc. (GGI), an affiliate, are offered to the Company’s customers as investment options in certain of the Company’s products. As of December 31, 2005 and 2004, customer allocations to GGI funds totaled $15.70 billion and $14.06 billion, respectively. For the years ended December 31, 2005, 2004 and 2003, GGI paid the Company $51.6 million, $44.5 million and $38.6 million, respectively, for the distribution and servicing of these funds.
Under a marketing agreement with NMIC, NLIC makes payments to cover a portion of the agent marketing allowance that is paid to Nationwide agents. These costs cover product development and promotion, sales literature, rent and similar items. Payments under this agreement totaled $26.5 million, $23.2 million and $24.8 million for the years ended December 31, 2005, 2004 and 2003, respectively.
The Company also participates in intercompany repurchase agreements with affiliates whereby the seller transfers securities to the buyer at a stated value. Upon demand or after a stated period, the seller repurchases the securities at the original sales price plus interest. As of December 31, 2005 and 2004, the Company had no borrowings from affiliated entities under such agreements. During 2005, 2004 and 2003, the most the Company had outstanding at any given time was $55.3 million, $227.7 million and $126.0 million, respectively, and the amounts the Company incurred for interest expense on intercompany repurchase agreements during these years were immaterial. The Company believes that the terms of the repurchase agreements are materially consistent with what the Company could have obtained from unaffiliated parties.
The Company and various affiliates entered into agreements with Nationwide Cash Management Company (NCMC), an affiliate, under which NCMC acts as a common agent in handling the purchase and sale of short-term securities for the respective accounts of the participants. Amounts on deposit with NCMC for the benefit of the Company were $390.6 million and $498.4 million as of December 31, 2005 and 2004, respectively, and are included in short-term investments on the consolidated balance sheets. For the years ended December 31, 2005, 2004 and 2003, the Company paid NCMC fees totaling less than $0.1 million under this agreement.
Certain annuity products are sold through affiliated companies, which are also subsidiaries of NFS. Total commissions and fees paid to these affiliates for the years ended December 31, 2005, 2004 and 2003 were $59.0 million, $63.1 million and $62.0 million, respectively.
During the year ended December 31, 2005, the Company did not purchase any fixed maturity securities available-for-sale from NFN compared to $829.9 million purchased during 2004. NFN recorded gross realized gains of $23.4 million on such transactions during 2004.
An affiliate of the Company is currently developing a browser-based policy administration and online brokerage software application for defined benefit plans. In connection with the development of this application, the Company made net payments, which were expensed, to that affiliate related to development totaling $2.9 million, $2.6 million and $0.7 million for the years ended December 31, 2005, 2004 and 2003, respectively.
Through September 30, 2002, the Company filed a consolidated federal income tax return with NMIC, as discussed in more detail in Note 11. Effective October 1, 2002, NLIC began filing a consolidated federal income tax return with NLAIC. Total payments to NMIC were $45.0 million, $37.4 million and $2.4 million in the years ended December 31, 2005, 2004 and 2003, respectively. These payments related to tax years prior to deconsolidation.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
In the first quarter of 2003, NLIC received a $200.0 million capital contribution from NFS for general corporate purposes.
On February 22, 2006, NLIC declared a $70.0 million dividend to NFS. In 2005, 2004 and 2003, NLIC paid dividends to NFS totaling $185.0 million, $125.0 million and $60.0 million, respectively. During 2003, NLIC returned capital totaling $100.0 million to NFS.
See Note 10 for information on surplus notes payable from NLIC to NFS. In addition, the Company made interest payments on unsecured notes to NFS totaling less than $0.1 million in 2005, 2004 and 2003. As of December 31, 2005, there were no outstanding balances on unsecured notes to NFS.

(16)	Contingencies
Legal Matters
The Company is a party to litigation and arbitration proceedings in the ordinary course of its business. It is not possible to determine the ultimate outcome of the pending investigations and legal proceedings or to provide reasonable ranges of potential losses. Some of the matters, including certain of those referred to below, are in very preliminary stages, and the Company does not have sufficient information to make an assessment of plaintiffs’ claims for liability or damages. In some of the cases seeking to be certified as class actions, the court has not yet decided whether a class will be certified or (in the event of certification) the size of the class and class period. In many of the cases, plaintiffs are seeking undefined amounts of damages or other relief, including punitive damages and equitable remedies, that are difficult to quantify and cannot be defined based on the information currently available. The Company does not believe, based on information currently known by the Company’s management, that the outcomes of such pending investigations and legal proceedings are likely to have a material adverse effect on the Company’s consolidated financial position. However, given the large and/or indeterminate amounts sought in certain of these matters and inherent unpredictability of litigation, it is possible that an adverse outcome in certain matters could have a material adverse effect on the Company’s consolidated financial results in a particular quarterly or annual period.
In recent years, life insurance companies have been named as defendants in lawsuits, including class action lawsuits relating to life insurance and annuity pricing and sales practices. A number of these lawsuits have resulted in substantial jury awards or settlements against life insurers other than the Company.
The financial services industry, including mutual fund, variable annuity, life insurance and distribution companies, has also been the subject of increasing scrutiny by regulators, legislators and the media over the past few years. Numerous regulatory agencies, including the SEC, the National Association of Securities Dealers and the New York State Attorney General, have commenced industry-wide investigations regarding late trading and market timing in connection with mutual funds and variable insurance contracts, and have commenced enforcement actions against some mutual fund and life insurance companies on those issues. The Company has been contacted by or received subpoenas from the SEC and the New York State Attorney General, who are investigating market timing in certain mutual funds offered in insurance products sponsored by the Company. The Company has cooperated with these investigations. Information requests from the New York State Attorney General and the SEC with respect to investigations into late trading and market timing were last responded to by the Company and its affiliates in December 2003 and April 2005, respectively, and no further information requests have been received with respect to these matters.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
In addition, state and federal regulators have commenced investigations or other proceedings relating to compensation and bidding arrangements and possible anti-competitive activities between insurance producers and brokers and issuers of insurance products, and unsuitable sales and replacements by producers on behalf of the issuer. Also under investigation are compensation and revenue sharing arrangements between the issuers of variable insurance contracts and mutual funds or their affiliates, the use of side agreements and finite reinsurance agreements, and funding agreements issued to back MTN programs. Related investigations and proceedings may be commenced in the future. The Company and/or its affiliates have been contacted by or received subpoenas from state and federal regulatory agencies, state securities law regulators and state attorneys general for information relating to these investigations into compensation, revenue sharing and bidding arrangements, anti-competitive activities, unsuitable sales or replacement practices, the use of side agreements and finite reinsurance agreements, and funding agreements backing the MTN program. The Company is cooperating with regulators in connection with these inquiries and will cooperate with NMIC in responding to these inquiries to the extent that any inquiries encompass NMIC’s operations.
These proceedings are expected to continue in the future and could result in legal precedents and new industry-wide legislation, rules and regulations that could significantly affect the financial services industry, including life insurance and annuity companies. These proceedings also could affect the outcome of one or more of the Company’s litigation matters. There can be no assurance that any such litigation or regulatory actions will not have a material adverse effect on the Company in the future.
On February 11, 2005, NLIC was named in a class action lawsuit filed in Common Pleas Court, Franklin County, Ohio entitled Michael Carr v. Nationwide Life Insurance Company. The complaint seeks recovery for breach of contract, fraud by omission, violation of the Ohio Deceptive Trade Practices Act and unjust enrichment. The complaint also seeks unspecified compensatory damages, disgorgement of all amounts in excess of the guaranteed maximum annual premium and attorneys’ fees. On February 2, 2006, the court granted the plaintiff’s motion for class certification on the breach of contract and unjust enrichment claims. The court certified a class consisting of all residents of the United States who, during the class period from February 10, 1995 through February 2, 2006, purchased life insurance policies from NLIC that provided for guaranteed maximum premiums and who paid premiums on a modal basis to NLIC. Excluded from the class are NLIC; any parent, subsidiary or affiliate of NLIC; all employees, officers and directors of NLIC; and any justice, judge or magistrate judge of the State of Ohio who may hear the case. The case is currently set for trial on April 10, 2006. NLIC intends to defend this lawsuit vigorously.
On April 13, 2004, NLIC was named in a class action lawsuit filed in Circuit Court, Third Judicial Circuit, Madison County, Illinois, entitled Woodbury v. Nationwide Life Insurance Company. NLIC removed this case to the United States District Court for the Southern District of Illinois on June 1, 2004. On December 27, 2004, the case was transferred to the United States District Court for the District of Maryland and included in the multi-district proceeding there entitled In Re Mutual Funds Investment Litigation. In response, on May 13, 2005, the plaintiff filed a First Amended Complaint purporting to represent, with certain exceptions, a class of all persons who held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing or stale price trading activity. The First Amended Complaint purports to disclaim, with respect to market timing or stale price trading in NLIC’s annuities sub-accounts, any allegation based on NLIC’s untrue statement, failure to disclose any material fact, or usage of any manipulative or deceptive device or contrivance in connection with any class member’s purchases or sales of NLIC annuities or units in annuities sub-accounts. The plaintiff claims, in the alternative, that if NLIC is found with respect to market timing or stale price trading in its annuities sub-accounts, to have made any untrue statement, to have failed to disclose any material fact or to have used or employed any manipulative or deceptive device or contrivance, then the plaintiff purports to represent a class, with certain exceptions, of all persons who, prior to NLIC’s untrue statement, omission of material fact, use or employment of any manipulative or deceptive device or contrivance, held (through their ownership of an NLIC annuity or insurance product) units of any NLIC sub-account invested in mutual funds that included foreign securities in their portfolios and that experienced market timing activity. The First Amended Complaint alleges common law negligence and seeks to recover damages not to exceed $75,000 per plaintiff or class member, including all compensatory damages and costs. On June 24, 2005, NLIC filed a motion to dismiss the First Amended Complaint. The plaintiff has opposed that motion. NLIC intends to defend this lawsuit vigorously.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
On January 21, 2004, the Company was named in a lawsuit filed in the United States District Court for the Northern District of Mississippi entitled United Investors Life Insurance Company v. Nationwide Life Insurance Company and/or Nationwide Life Insurance Company of America and/or Nationwide Life and Annuity Insurance Company and/or Nationwide Life and Annuity Company of America and/or Nationwide Financial Services, Inc. and/or Nationwide Financial Corporation, and John Does A-Z. In its complaint, plaintiff United Investors alleges that the Company and/or its affiliated life insurance companies caused the replacement of variable insurance policies and other financial products issued by United Investors with policies issued by the Nationwide defendants. The plaintiff raises claims for: (1) violations of the Federal Lanham Act, and common law unfair competition and defamation; (2) tortious interference with the plaintiff’s contractual relationship with Waddell & Reed, Inc. and/or its affiliates, Waddell & Reed Financial, Inc., Waddell & Reed Financial Services, Inc. and W&R Insurance Agency, Inc., or with the plaintiff’s contractual relationships with its variable policyholders; (3) civil conspiracy; and (4) breach of fiduciary duty. The complaint seeks compensatory damages, punitive damages, pre- and post-judgment interest, a full accounting, a constructive trust, and costs and disbursements, including attorneys’ fees. The Company filed a motion to dismiss the complaint on June 1, 2004. On February 8, 2005 the court denied the motion to dismiss. On March 23, 2005, the Company filed its answer, and on December 30, 2005, the Company filed a motion for summary judgment. The Company intends to defend this lawsuit vigorously.
On October 31, 2003, NLIC and NLAIC were named in a lawsuit seeking class action status filed in the United States District Court for the District of Arizona entitled Robert Helman et al v. Nationwide Life Insurance Company et al. The suit challenges the sale of deferred annuity products for use as investments in tax-deferred contributory retirement plans. On April 8, 2004, the plaintiff filed an amended class action complaint on behalf of all persons who purchased an individual variable deferred annuity contract or a certificate to a group variable annuity contract issued by NLIC or NLAIC which were allegedly used to fund certain tax-deferred retirement plans. The amended class action complaint seeks unspecified compensatory damages. NLIC and NLAIC filed a motion to dismiss the complaint on May 24, 2004. On July 27, 2004, the court granted the motion to dismiss. The plaintiff has appealed that dismissal to the United States Court of Appeals for the Ninth Circuit. NLIC and NLAIC intend to defend this lawsuit vigorously.
On August 15, 2001, the Company was named in a lawsuit filed in the United States District Court for the District of Connecticut entitled Lou Haddock, as trustee of the Flyte Tool & Die, Incorporated Deferred Compensation Plan, et al v. Nationwide Financial Services, Inc. and Nationwide Life Insurance Company. The plaintiffs first amended their complaint on September 5, 2001 to include class action allegations and have subsequently amended their complaint three times. As amended, in the current complaint the plaintiffs seek to represent a class of ERISA qualified retirement plans that purchased variable annuities from NLIC. The plaintiffs allege that they invested ERISA plan assets in their variable annuity contracts and that the Company breached ERISA fiduciary duties by allegedly accepting service payments from certain mutual funds. The complaint seeks disgorgement of some or all of the payments allegedly received by the Company, other unspecified relief for restitution, declaratory and injunctive relief, and attorneys’ fees. On December 13, 2001, the plaintiffs filed a motion for class certification. The plaintiffs filed a supplement to that motion on September 19, 2003. The Company opposed that motion on December 24, 2003. On July 6, 2004, the Company filed a Revised Memorandum in Support of Summary Judgment. The Company’s motion for summary judgment was denied with respect to all claims on February 24, 2006. The Company intends to defend this lawsuit vigorously.
Tax Matters
The Company’s federal income tax returns are routinely audited by the IRS, and the Company is currently under examination for the 2000-2002 tax years. Management has established tax reserves representing its best estimate of additional amounts it may be required to pay if certain tax positions it has taken are challenged and ultimately denied by the IRS. These reserves are reviewed regularly and are adjusted as events occur that management believes impact its liability for additional taxes, such as lapsing of applicable statutes of limitations, conclusion of tax audits or substantial agreement on the deductibility/non-deductibility of uncertain items, additional exposure based on current calculations, identification of new issues, release of administrative guidance or rendering of a court decision affecting a particular tax issue. Management believes its tax reserves reasonably provide for potential assessments that may result from IRS examinations and other tax-related matters for all open tax years.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
A significant component of the tax reserve is related to the separate account DRD. The Company has not reached any final agreements with the IRS with respect to the DRD, and there can be no assurance that any such agreements will be reached. However, resolution of the separate account DRD and/or other identified issues could result in a potentially significant adjustment to the Company’s future results of operations.

(17)	Securitization Transactions
Since 2001, the Company has sold $626.1 million of credit enhanced equity interests in Tax Credit Funds to unrelated third parties. The Company has guaranteed cumulative after-tax yields to the third party investors ranging from 3.75% to 5.25% over periods ending between 2002 and 2022. As of December 31, 2005, the Company held guarantee reserves totaling $6.3 million on these transactions. These guarantees are in effect for periods of approximately 15 years each. The Tax Credit Funds provide a stream of tax benefits to the investors that will generate a yield and return of capital. If the tax benefits are not sufficient to provide these cumulative after-tax yields, then the Company must fund any shortfall, which is mitigated by stabilization collateral set aside by the Company at the inception of the transactions. The maximum amount of undiscounted future payments that the Company could be required to pay the investors under the terms of the guarantees is $1.54 billion. The Company does not anticipate making any payments related to the guarantees.
At the time of the sales, $5.9 million of net sale proceeds were set aside as collateral for certain properties owned by the Tax Credit Funds that had not met all of the criteria necessary to generate tax credits. Such criteria include completion of construction and the leasing of each unit to a qualified tenant, among others. Properties meeting the necessary criteria are considered to have “stabilized.” The properties are evaluated regularly, and the collateral is released when stabilized. During 2005, no stabilization collateral amounts were released into income, compared to $0.1 million released in 2004. As of December 31, 2005 and 2004, $2.2 million and $1.4 million of stabilization collateral was unrecognized and recorded as a reserve, respectively.
To the extent there are cash deficits in any specific property owned by the Tax Credit Funds, property reserves, property operating guarantees and reserves held by the Tax Credit Funds are exhausted before the Company is required to perform under its guarantees. To the extent the Company is ever required to perform under its guarantees, it may recover any such funding out of the cash flow distributed from the sale of the underlying properties of the Tax Credit Funds. This cash flow distribution would be paid to the Company prior to any cash flow distributions to unrelated third party investors.

(18)	Variable Interest Entities
As of December 31, 2005 and 2004, the Company had relationships with 19 and 14 VIEs, respectively, where the Company was the primary beneficiary. Each of these VIEs is a conduit that assists the Company in structured products transactions. One of the VIEs is used in the securitization of mortgage loans, while the others are involved in the sale of Tax Credit Funds to third party investors where the Company provides guaranteed returns (see Note 17). The results of operations and financial position of these VIEs are included along with corresponding minority interest liabilities in the accompanying consolidated financial statements.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The net assets of these VIEs totaled $440.6 million and $366.4 million as of December 31, 2005 and December 31, 2004, respectively. The following table summarizes the components of net assets as of the dates indicated:

(in millions)	December 31, 2005	December 31, 2004
Mortgage loans on real estate	$31.5	$32.1
Other long-term investments	478.6	401.2
Short-term investments	42.3	31.7
Other assets	41.3	50.3
Short-term debt	32.6	32.6
Other liabilities	120.5	116.3
The total exposure to loss on these VIEs where the Company is the primary beneficiary was immaterial as of December 31, 2005 and December 31, 2004. For the mortgage loan VIE, to which the short-term debt relates, the creditors have no recourse against the Company in the event of default by the VIE.
In addition to the VIEs described above, the Company holds variable interests, in the form of limited partnerships or similar investments, in a number of Tax Credit Funds where the Company is not the primary beneficiary. These investments have been held by the Company for periods of 1 to 10 years and allow the Company to experience certain tax credits and other tax benefits from affordable housing projects. The Company also has certain investments in other securitization transactions that qualify as VIEs, but for which the Company is not the primary beneficiary. The total exposure to loss on these VIEs was $53.9 million and $36.3 million as of December 31, 2005 and 2004, respectively.

(19)	Segment Information
Management of the Company views its business primarily based on the underlying products, and this is the basis used for defining its reportable segments. The Company reports four segments: Individual Investments, Retirement Plans, Individual Protection, and Corporate and Other.
The primary segment profitability measure that management uses is pre-tax operating earnings, which is calculated by adjusting income from continuing operations before federal income taxes and the cumulative effect of adoption of accounting principles to exclude: (1) net realized gains and losses on investments, hedging instruments and hedged items, except for periodic net coupon settlements on non-qualifying derivatives; (2) net realized gains and losses related to securitizations; and (3) the adjustment to amortization of DAC related to net realized gains and losses.
Individual Investments
The Individual Investments segment consists of individual The BEST of AMERICA® and private label deferred variable annuity products, deferred fixed annuity products, income products and advisory services. Individual deferred annuity contracts provide the customer with tax-deferred accumulation of savings and flexible payout options including lump sum, systematic withdrawal or a stream of payments for life. In addition, individual variable annuity contracts provide the customer with access to a wide range of investment options and asset protection in the event of an untimely death, while individual fixed annuity contracts generate a return for the customer at a specified interest rate fixed for prescribed periods.
Retirement Plans
The Retirement Plans segment is comprised of the Company’s private and public sector retirement plans business. The private sector includes IRC Section 401(k) business, and the public sector includes IRC Section 457 and Section 401(a) business, both in the form of fixed and variable group annuities.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
Individual Protection
The Individual Protection segment consists of investment life insurance products, including individual variable, COLI and BOLI products; traditional life insurance products; and universal life insurance products. Life insurance products provide a death benefit and generally allow the customer to build cash value on a tax-advantaged basis.
Corporate and Other
The Corporate and Other segment includes certain structured products business; the MTN program; net investment income not allocated to product segments; periodic net coupon settlements on non-qualifying derivatives; unallocated expenses; interest expense on debt; revenue and expenses of the Company’s non-insurance subsidiaries not reported in other segments; and net realized gains and losses related to securitizations.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003
The following table summarizes the Company’s business segment operating results for the years ended December 31:

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2005
Revenues:
Policy charges	$532.4	$145.0	$377.7	$—	$1,055.1
Life insurance premiums	96.7	—	163.3	—	260.0
Net investment income	822.4	642.9	332.8	307.1	2,105.2
Net realized gains on investments, hedging instruments and hedged items[1]	—	—	—	9.5	9.5
Other	1.3	0.2	—	1.8	3.3

Total revenues	1,452.8	788.1	873.8	318.4	3,433.1

Benefits and expenses:
Interest credited to policyholder account values	557.7	444.8	182.4	146.1	1,331.0
Other benefits and claims	149.1	—	228.4	—	377.5
Policyholder dividends on participating policies	—	—	33.1	—	33.1
Amortization of DAC	329.1	47.2	89.0	1.0	466.3
Interest expense on debt	—	—	—	66.3	66.3
Other operating expenses	193.1	181.8	148.1	15.8	538.8

Total benefits and expenses	1,229.0	673.8	681.0	229.2	2,813.0

Income from continuing operations before federal income tax expense	223.8	114.3	192.8	89.2	$620.1

Net realized gains on investments, hedging instruments and hedged items[1]	—	—	—	(9.5)
Adjustment to amortization of DAC related to net realized gains	—	—	—	1.0

Pre-tax operating earnings	$223.8	$114.3	$192.8	$80.7

Assets as of period end	$52,929.2	$29,987.2	$14,728.7	$9,313.4	$106,958.5

[1]	Excluding periodic net coupon settlements on non-qualifying derivatives.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2004
Revenues:
Policy charges	$503.6	$157.0	$364.6	$—	$1,025.2
Life insurance premiums	87.5	—	182.9	—	270.4
Net investment income	824.8	627.9	327.2	220.6	2,000.5
Net realized losses on investments, hedging instruments and hedged items[1]	—	—	—	(43.0)	(43.0)
Other	0.6	—	—	15.8	16.4

Total revenues	1,416.5	784.9	874.7	193.4	3,269.5

Benefits and expenses:
Interest credited to policyholder account values	573.5	435.5	181.5	86.7	1,277.2
Other benefits and claims	136.9	—	232.3	—	369.2
Policyholder dividends on participating policies	—	—	36.2	—	36.2
Amortization of DAC	276.1	39.6	94.4	—	410.1
Interest expense on debt	—	—	—	59.8	59.8
Other operating expenses	210.0	184.5	159.7	27.8	582.0

Total benefits and expenses	1,196.5	659.6	704.1	174.3	2,734.5

Income from continuing operations before federal income tax expense	220.0	125.3	170.6	19.1	$535.0

Net realized losses on investments, hedging instruments and hedged items[1]	—	—	—	43.0

Pre-tax operating earnings	$220.0	$125.3	$170.6	$62.1

Assets as of period end	$52,642.5	$29,668.7	$12,932.4	$10,714.3	$105,957.9

[1]	Excluding periodic net coupon settlements on non-qualifying derivatives.

NATIONWIDE LIFE INSURANCE COMPANY AND SUBSIDIARIES
(a wholly-owned subsidiary of Nationwide Financial Services, Inc.)
Notes to Consolidated Financial Statements, Continued
December 31, 2005, 2004 and 2003

(in millions)	Individual Investments	Retirement Plans	Individual Protection	Corporate and Other	Total
2003
Revenues:
Policy charges	$427.9	$150.0	$346.2	$—	$924.1
Life insurance premiums	89.8	—	190.0	—	279.8
Net investment income	807.9	640.2	324.3	200.7	1,973.1
Net realized losses on investments, hedging instruments and hedged items[1]	—	—	—	(100.8)	(100.8)
Other	—	—	—	28.4	28.4

Total revenues	1,325.6	790.2	860.5	128.3	3,104.6

Benefits and expenses:
Interest credited to policyholder account values	602.5	443.2	185.6	77.9	1,309.2
Other benefits and claims	155.5	—	224.5	—	380.0
Policyholder dividends on participating policies	—	—	41.2	—	41.2
Amortization of DAC	228.4	45.6	101.9	—	375.9
Interest expense on debt	—	—	—	48.4	48.4
Other operating expenses	172.9	178.9	157.3	6.4	515.5

Total benefits and expenses	1,159.3	667.7	710.5	132.7	2,670.2

Income (loss) from continuing operations before federal income tax expense	166.3	122.5	150.0	(4.4)	$434.4

Net realized losses on investments, hedging instruments and hedged items[1]	—	—	—	100.8

Pre-tax operating earnings	$166.3	$122.5	$150.0	$96.4

Assets as of period end	$49,419.2	$29,226.9	$11,286.6	$10,695.0	$100,627.7

[1]	Excluding periodic net coupon settlements on non-qualifying derivatives.

PART C. OTHER INFORMATION

Item 26. Exhibits

(a)	Resolution of the Depositor’s Board of Directors authorizing the establishment of the Registrant - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(b)	Not Applicable

(c)	Underwriting or Distribution of contracts between the Depositor and Principal Underwriter - Filed previously with the registration statement (333-31725) and hereby incorporated by reference.

(d)	The form of the contract - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(e)       The form of the contract application - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(f)        Articles of Incorporation of Depositor - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(g)	The form of Reinsurance Contracts - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(h)	The form of Participation Agreements - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(i)	Not Applicable

(j)	Not Applicable

(k)	Opinion of Counsel - Filed previously with the registration statement (333-106908) and hereby incorporated by reference.

(l)	Not Applicable

(m)	Not Applicable

(n)	Consent of Independent Registered Public Accounting Firm - Filed previously with registration statement (333-106908) and hereby incorporated by reference.

(o)	Not Applicable

(p)	Not Applicable

(q)	Redeemability Exemption Procedures - Filed previously with registration statement (333-46338) and hereby incorporated by reference.

Item 27. Directors and Officers of the Depositor

Chairman of the Board	Arden L. Shisler
Chief Executive Officer and Director	W. G. Jurgensen
President and Chief Operating Officer	Mark R. Thresher
Executive Vice President and Chief Legal and Governance Officer	Patricia R. Hatler
Executive Vice President-Chief Administrative Officer	Terri L. Hill
Executive Vice President-Chief Financial and Investment Officer	Robert A. Rosholt
Executive Vice President-Chief Information Officer	Michael C. Keller
Executive Vice President-Chief Marketing Officer	Kathleen D. Ricord
Senior Vice President and Treasurer	Harry H. Hallowell
Senior Vice President-Chief Compliance Officer	Carol Baldwin Moody
Senior Vice President-Chief Financial Officer	Timothy G. Frommeyer
Senior Vice President-Chief Investment Officer	Gail G. Snyder
Senior Vice President-Chief Technology Officer	Srinivas Koushik
Senior Vice President-CIO Strategic Investments	Gary I. Siroko
Senior Vice President-Consumer Finance	John S. Skubik
Senior Vice President-Corporate Relations	Gregory S. Lashutka
Senior Vice President-Corporate Strategy	J. Stephen Baine
Senior Vice President-Division General Counsel	Thomas W. Dietrich
Senior Vice President-Enterprise Chief Risk Officer	Brian W. Nocco
Senior Vice President-Group Business Head	Duane C. Meek
Senior Vice President-In Retirement Business Head	Keith I. Millner
Senior Vice President-Individual Investments Business Head	Mark D. Phelan
Senior Vice President-Individual Protection Business Head	Peter A. Golato
Senior Vice President-Information Technology	Mark D. Torkos
Senior Vice President-Internal Audits	Kelly A. Hamilton
Senior Vice President-Marketing, Strategy and Urban Operations	Katherine A. Mabe
Senior Vice President-NF Systems	R. Dennis Noice
Senior Vice President-Non-Affiliated Sales	John Laughlin Carter
Senior Vice President-P/C Strategic Planning and Operations	James R. Burke
Senior Vice President-PCIO Brokerage Operations & Sponsor Relations	David K. Hollingsworth
Senior Vice President-Property and Casualty Claims	David R. Jahn
Senior Vice President-Property and Casualty Commercial/Farm Product Pricing	W. Kim Austen
Senior Vice President-Property and Casualty Human Resources	Gale V. King
Senior Vice President-Property and Casualty Personal Lines Product Pricing	J. Lynn Greenstein
Director	Joseph A. Alutto
Director	James G. Brocksmith, Jr.
Director	Keith W. Eckel
Director	Lydia M. Marshall
Director	Donald L. McWhorter
Director	David O. Miller
Director	Martha James Miller de Lombera
Director	James F. Patterson
Director	Gerald D. Prothro
Director	Alex (nmn) Shumate

The business address of the Directors and Officers of the Depositor is:
One Nationwide Plaza, Columbus, Ohio 43215

Item 28. Persons Controlled by or Under Common Control with the Depositor or Registrant.
*	Subsidiaries for which separate financial statements are filed
**	Subsidiaries included in the respective consolidated financial statements
***	Subsidiaries included in the respective group financial statements filed for unconsolidated subsidiaries
****	Other subsidiaries

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS

1717 Advisory Services, Inc.	Pennsylvania	The company was formerly registered as an investment advisor and is currently inactive.
1717 Brokerage Services, Inc.	Pennsylvania	The company is registered as a broker-dealer.
1717 Capital Management Company*	Pennsylvania	The company is registered as a broker-dealer and investment advisor.
1717 Insurance Agency of Massachusetts, Inc.	Massachusetts	The company is established to grant proper licensing to the Nationwide Life Insurance Company of America affiliates in Massachusetts.
1717 Insurance Agency of Texas, Inc.	Texas	The company is established to grant proper licensing to the Nationwide Life Insurance Company of America affiliates in Texas.
401(k) Investment Advisors, Inc.	Texas	The company is an investment advisor registered with the State of Texas.
401(k) Investment Services, Inc.*	Texas	The company is a broker-dealer registered with the National Association of Securities Dealers, Inc.
AGMC Reinsurance, Ltd.	Turks & Caicos Islands	The company is in the business of reinsurance of mortgage guaranty risks.
AID Finance Services, Inc.	Iowa	The company operates as a holding company.
ALLIED Document Solutions, Inc.	Iowa	The company provides general printing services to its affiliated companies as well as to unaffiliated companies.
ALLIED General Agency Company	Iowa	The company acts as a general agent and surplus lines broker for property and casualty insurance products.
ALLIED Group, Inc.	Iowa	The company is a property and casualty insurance holding company.
ALLIED Group Insurance Marketing Company	Iowa	The company engages in the direct marketing of property and casualty insurance products.
ALLIED Property and Casualty Insurance Company	Iowa	The company underwrites general property and casualty insurance.
Allied Texas Agency, Inc.	Texas	The company acts as a managing general agent to place personal and commercial automobile insurance with Colonial County Mutual Insurance Company for the independent agency companies.
Allnations, Inc.	Ohio	The company engages in promoting, extending, and strengthening cooperative insurance organizations throughout the world.
AMCO Insurance Company	Iowa	The company underwrites general property and casualty insurance.
American Marine Underwriters, Inc.	Florida	The company is an underwriting manager for ocean cargo and hull insurance.
Asset Management Holdings plc*	England and Wales
The company is a holding company of a group engaged in the management of pension fund assets, unit trusts and other collective investment schemes, investment trusts and portfolios for corporate clients.

Audenstar Limited	England and Wales	The company is an investment holding company.
BlueSpark, LLC	Ohio	The company is currently inactive.
Cal-Ag Insurance Services, Inc.	California	The company is an insurance agency.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS

CalFarm Insurance Agency	California	The company is an insurance agency.
Capital Pro Holding, Inc.	Delaware	The company operates as a holding company and is currently inactive.
Capital Professional Advisors, Inc.	Delaware	The company is currently inactive.
Cap Pro Advisory Services, Inc.	Delaware	The company is currently inactive.
Cap Pro Brokerage Services, Inc.	Delaware	The company is currently inactive.
Cap Pro Insurance Agency Services, Inc.	Delaware	The company is currently inactive.
Colonial County Mutual Insurance Company*	Texas	The company underwrites non-standard automobile and motorcycle insurance and other various commercial liability coverages in Texas.
Corviant Corporation	Delaware
The purpose of the company is to create a captive distribution network through which affiliates can sell multi-manager investment products, insurance products and sophisticated estate planning services.

Crestbrook Insurance Company* (f.k.a. CalFarm Insurance Company)	Ohio	The company is an Ohio-based multi-line insurance corporation that is authorized to write personal, automobile, homeowners and commercial insurance.
Damian Securities Limited*	England and Wales	The company is engaged in investment holding.
Depositors Insurance Company	Iowa	The company underwrites general property and casualty insurance.
Discover Insurance Agency, LLC	California	The company is currently inactive.
Discover Insurance Agency of Texas, LLC	Texas	The company is currently inactive.
DVM Insurance Agency, Inc.	California	This company places pet insurance business not written by Veterinary Pet Insurance Company outside of California with National Casualty Company.
Europewide Life SA (f.k.a. CLARIENT Life Insurance SA)*	Luxembourg	The company writes life insurance including coinsurance and reinsurance.
F&B, Inc.	Iowa	The company is an insurance agency that places business not written by Farmland Mutual Insurance Company and its affiliates with other carriers.
Farmland Mutual Insurance Company	Iowa	The company provides property and casualty insurance primarily to agricultural businesses.
Fenplace Limited	England and Wales	The company is dormant within the meaning of Section 249AA of the Companies Act of 1985 of England and Wales.
Financial Horizons Distributors Agency of Alabama, Inc.	Alabama	The company is an insurance agency marketing life insurance and annuity products through financial institutions.
Financial Horizons Distributors Agency of Ohio, Inc.	Ohio	The company is an insurance agency marketing life insurance and annuity products through financial institutions.
Financial Horizons Distributors Agency of Texas, Inc.	Texas	The company is an insurance agency marketing life insurance and annuity products through financial institutions.
Financial Settlement Services Agency, Inc.	Ohio	The company is an insurance agency in the business of selling structured settlement products.
FutureHealth Corporation	Maryland	The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
FutureHealth Holding Company	Maryland	The company provides population health management.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS

FutureHealth Technologies Corporation	Maryland	The company is a wholly-owned subsidiary of FutureHealth Holding Company, which provides population health management.
Gardiner Point Hospitality LLC	Ohio	The company holds the assets of a hotel in foreclosure.
Gartmore 1990 Limited	England and Wales	This company is currently in Members' Voluntary Liquidation.
Gartmore 1990 Trustee Limited	England and Wales	This company is currently in Members' Voluntary Liquidation.
Gartmore Capital Management Limited*	England and Wales	The company acts as a holding company for Gartmore US Limited and has applied to cancel its registration with the United Kingdom Financial Services Authority.
Gartmore Distribution Services, Inc.*	Delaware	The company is a limited purpose broker-dealer.
Gartmore Emerging Managers, LLC	Delaware	The company acquires and holds interests in registered investment advisors and provides investment management services.
Gartmore Fund Managers International Limited	Jersey, Channel Islands	The company is currently in Liquidation.
Gartmore Fund Managers Limited*	England and Wales
The company is engaged in authorized unit trust management and OEIC management. It is also the authorized Corporate Director of the Gartmore OEIC Funds. The company is authorized and regulated by the United Kingdom Financial Services Authority.

Gartmore Global Asset Management, Inc.	Delaware	The company operates as a holding company.
Gartmore Global Asset Management Trust*	Delaware	The company acts as a holding company for the Gartmore group of companies and as a registered investment advisor for registered investment companies.
Gartmore Global Investments, Inc.*	Delaware	The company acts as a holding company and provides other business services for the Gartmore group of companies.
Gartmore Global Partners*	Delaware	The partnership is engaged in investment management. The company is authorized and regulated by the Securities and Exchange Commission and the United Kingdom Financial Services Authority.
Gartmore Global Ventures, Inc.	Delaware	The company acts as a holding company for subsidiaries in the Nationwide group of companies.
Gartmore Group Limited*	England and Wales
The company is a holding company for a group engaged in the management of pension fund assets, unit trusts and other collective investment schemes, hedge funds, investment trusts, and portfolios for corporate clients.

Gartmore Indosuez UK Recovery Fund (G.P.) Limited	England and Wales	The company is currently in Members' Voluntary Dissolution.
Gartmore Investment Limited*	England and Wales
The company is engaged in investment management and advisory services to pension funds, unit trusts and other collective investment schemes, hedge funds, investment trusts and portfolios for corporate or other institutional clients. The company is authorized and regulated by the Securities and Exchange Commission and the United Kingdom Financial Services Authority.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Gartmore Investment Management plc*	England and Wales		The company is an investment holding company and provides services to other companies within the Gartmore group of companies in the United Kingdom.
Gartmore Investment Services GmbH	Germany		The company is engaged in marketing support for subsidiaries of the Gartmore group of companies.
Gartmore Investment Services Limited*	England and Wales		The company is engaged in investment holding for subsidiaries of the Gartmore group of companies.
Gartmore Investor Services, Inc.	Ohio		The company provides transfer and dividend disbursing agent services to various mutual fund entities.
Gartmore Japan Limited* (n.k.a. Gartmore Investment Japan Limited)	Japan
The company is the renamed survivor entity of the merger of Gartmore Investment Management Japan Limited and Gartmore NC Investment Trust Management Company Ltd. The company is engaged in the business of investment management. The company is authorized and regulated by the Japan Financial Services Authority.

Gartmore Managers (Jersey) Limited	Jersey, Channel Islands		The company is currently in Liquidation.
Gartmore Morley & Associates, Inc.	Oregon		The company brokers or places book-value maintenance agreements (wrap contracts) and guaranteed investment contracts for collective investment trusts and accounts.
Gartmore Morley Capital Management, Inc.	Oregon		The company is an investment advisor and stable value money manager.
Gartmore Morley Financial Services, Inc.	Oregon		The company is a holding company.
Gartmore Mutual Fund Capital Trust	Delaware		The trust acts as a registered investment advisor.
Gartmore No. 1 General Partner, Limited	Scotland		The company is a general partner in a number of Scottish Limited Partnerships that act as a general partner in private equity investment vehicles.
Gartmore No. 2 General Partner, Limited*	Scotland		The company is a general partner in a number of Scottish Limited Partnerships that act as a general partner in private equity investment vehicles.
Gartmore No. 3 General Partner GP Limited	Scotland		The company is a general partner in a Scottish Limited Partnership acting as a general partner in a private equity investment vehicle.
Gartmore No. 3 General Partner ILP Limited	Scotland		The company is a general partner in a Scottish Limited Partnership acting as a general partner in a private equity investment vehicle.
Gartmore Nominees Limited	England and Wales		The company acts as a nominee. The company is dormant within the meaning of Section 249AA of the Companies Act of 1985 of England and Wales.
Gartmore Pension Trustees, Limited	England and Wales		The company acts as the corporate trustee of the Gartmore pension scheme and is dormant within the meaning of Section 249AA of the Companies Act of 1985 of England and Wales.
Gartmore Riverview, LLC*	Delaware
The company provides customized solutions in the form of expert advice and investment management services to a limited number of institutional investors through construction of hedge fund and alternative asset portfolios and their integration into the entire asset allocation framework.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Gartmore Riverview II, LLC	Delaware		The company is a holding company for Gartmore Riverview, LLC.
Gartmore Riverview Polyphony LLC*	Delaware		The company invests in limited partnerships and other entities and retains managers to invest, reinvest and trade in securities and other financial instruments.
Gartmore S.A. Capital Trust	Delaware		The trust acts as a registered investment advisor.
Gartmore Securities Limited*	England and Wales		The company is engaged in investment holding and is a partner in Gartmore Global Partners.
Gartmore Separate Accounts, LLC	Delaware		The company acts as an investment advisor registered with the Securities and Exchange Commission.
Gartmore Services Limited	Jersey, Channel Islands		The company provides services to the Gartmore group of companies.
Gartmore Trust Company	Oregon		The company is an Oregon state bank with trust power.
Gartmore U.S. Limited*	England and Wales		The company is a joint partner in Gartmore Global Partners.
Gates, McDonald & Company*	Ohio		The company provides services to employers for managing workers' compensation matters and employee benefits costs.
Gates, McDonald & Company of New York, Inc.	New York		The company provides workers' compensation and self-insured claims administration services to employers with exposure in New York.
GatesMcDonald DTAO, LLC	Ohio		The company provides disability tax reporting services.
GatesMcDonald DTC, LLC	Ohio		The company provides disability tax reporting services.
GatesMcDonald Health Plus Inc.	Ohio		The company provides medical management and cost containment services to employers.
GGI MGT LLC	Delaware
The company is a passive investment holder in Newhouse Special Situations Fund I, LLC for the purpose of allocation of earnings to Gartmore management team as it relates to the ownership and management of Newhouse Special Situations Fund I, LLC.

G.I.L. Nominees Limited	England and Wales		The company acts as a nominee. The company is dormant within the meaning of Section 249AA of the Companies Act of 1985 of England and Wales.
Insurance Intermediaries, Inc.	Ohio		The company is an insurance agency and provides commercial property and casualty brokerage services.
Life REO Holdings, LLC	Ohio		The company serves as a holding company for foreclosure entities.
Lone Star General Agency, Inc.	Texas		The company acts as general agent to market non-standard automobile and motorcycle insurance for Colonial County Mutual Insurance Company.
MedProSolutions, Inc.	Massachusetts		The company provides third-party administration services for workers' compensation, automobile injury and disability claims.
National Casualty Company	Wisconsin		The company underwrites various property and casualty coverage, as well as individual and group accident and health insurance.
National Casualty Company of America, Ltd.	England
This is a limited liability company organized for profit under the Companies Act of 1948 of England for the purpose of carrying on the business of insurance, reinsurance, indemnity, and guarantee of various kinds. This company is currently inactive.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Advantage Mortgage Company*	Iowa		The company makes residential mortgage loans.
Nationwide Affinity Insurance Company of America*	Kansas		The company is a shell insurer with no active policies or liabilities.
Nationwide Affordable Housing, LLC	Ohio		The company invests in multi-family housing projects throughout the U.S.
Nationwide Agribusiness Insurance Company	Iowa		The company provides property and casualty insurance primarily to agricultural businesses.
Nationwide Arena, LLC*	Ohio		The purpose of the company is to develop Nationwide Arena and to engage in related development activity.
Nationwide Asset Management Holdings, Limited*	England and Wales
The company is a holding company for a group engaged in the management of pension fund assets, unit trusts and other collective investment schemes, hedge funds, investment trusts and portfolios for corporate clients.

Nationwide Assurance Company	Wisconsin		The company underwrites non-standard automobile and motorcycle insurance.
Nationwide Atlantic Insurance Company	Ohio		The company writes personal lines residential property insurance in the State of Florida.
Nationwide Capital Mortgage, LLC	Ohio
This company is a holding company that funds/owns commercial mortgage loans on an interim basis, hedges the loans during the ownership period, and then sells the loans as part of a securitization to generate profit.

Nationwide Cash Management Company*	Ohio		The company buys and sells investment securities of a short-term nature as agent for other corporations, foundations, and insurance company separate accounts.
Nationwide Community Development Corporation, LLC	Ohio		The company holds investments in low-income housing funds.
Nationwide Corporation	Ohio		The company acts primarily as a holding company for entities affiliated with Nationwide Mutual Insurance Company and Nationwide Mutual Fire Insurance Company.
Nationwide Credit Enhancement Insurance Company	Ohio		The company is currently inactive.
Nationwide Exclusive Agent Risk Purchasing Group, LLC	Ohio		The company's purpose is to provide a mechanism for the purchase of group liability insurance for insurance agents operating nationwide.
Nationwide Financial Assignment Company	Ohio		The company acts as an administrator of structured settlements.
Nationwide Financial Institution Distributors Agency, Inc.	Delaware		The company is an insurance agency.
Nationwide Financial Institution Distributors Agency, Inc. of New Mexico	New Mexico		The company is an insurance agency.
Nationwide Financial Institution Distributors Insurance Agency, Inc. of Massachusetts	Massachusetts		The company is an insurance agency.
Nationwide Financial Services Capital Trust	Delaware		The trust's sole purpose is to issue and sell certain securities representing individual beneficial interests in the assets of the trust.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Financial Services, Inc.*	Delaware		The company acts primarily as a holding company for companies within the Nationwide organization that offer or distribute long-term savings and retirement products.
Nationwide Financial Sp. Zo.o	Poland		The company provides distribution services for its affiliate Nationwide Towarzystwo Ubezpieczen na Zycie S.A. in Poland.
Nationwide Financial Structured Products, LLC	Ohio		The company captures and reports the results of the structured products business unit.
Nationwide Foundation*	Ohio		The company contributes to non-profit activities and projects.
Nationwide General Insurance Company	Ohio		The company transacts a general insurance business, except life insurance, and primarily provides automobile and fire insurance to select customers.
Nationwide Global Finance, LLC	Ohio		The company acts as a support company for Nationwide Global Holdings, Inc. in its international capitalization efforts.
Nationwide Global Funds	Luxembourg		This company issues shares of mutual funds.
Nationwide Global Holdings, Inc.*	Ohio		The company is a holding company for the international operations of Nationwide.
Nationwide Global Holdings-NGH Brasil Participacoes, Ltda.	Brazil		The company acts as a holding company for subsidiaries of the Nationwide group of companies.
Nationwide Global Services EIG*	Luxembourg		The company provides shared services to PanEuroLife, Europewide Life SA, Europewide Financial S.A. (f.k.a. Dancia Life S.A.) and Nationwide Global Holdings, Inc.
Nationwide Health and Productivity Company	Ohio		The company is a holding company for the health and productivity operations of Nationwide.
Nationwide Indemnity Company*	Ohio		The company is involved in the reinsurance business by assuming business from Nationwide Mutual Insurance Company and other insurers within the Nationwide Insurance organization.
Nationwide Insurance Company of America	Wisconsin		The company is an independent agency personal lines underwriter of property and casualty insurance.
Nationwide Insurance Company of Florida*	Ohio		The company transacts general insurance business except life insurance.
Nationwide Insurance Management Services, Inc.	Ohio		The company is currently inactive.
Nationwide International Underwriters	California		The company is a special risk, excess and surplus lines underwriting manager.
Nationwide Investment Services Corporation**	Oklahoma		This is a limited broker-dealer company doing business in the deferred compensation market and acts as an investment advisor.
Nationwide Life and Annuity Company of America**	Delaware		The company provides individual life insurance products.
Nationwide Life and Annuity Insurance Company**	Ohio		The company engages in underwriting life insurance and granting, purchasing, and disposing of annuities.
Nationwide Life Insurance Company*	Ohio		The company provides individual life insurance, group life and health insurance, fixed and variable annuity products, and other life insurance products.
Nationwide Life Insurance Company of America*	Pennsylvania		The company provides individual life insurance and group annuity products.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Life Insurance Company of Delaware*	Delaware		The company insures against personal injury, disability or death resulting from traveling, sickness or other general accidents, and every type of insurance appertaining thereto.
Nationwide Lloyds	Texas		The company markets commercial property insurance in Texas.
Nationwide Management Systems, Inc.	Ohio		The company offers a preferred provider organization and other related products and services.
Nationwide Marítima Vida E Previdência SA* (n.k.a. Vida Seguradora SA)	Brazil		The company operates as a licensed insurance company in the categories of life and unrestricted private pension plans in Brazil.
Nationwide Mutual Capital, LLC	Ohio		The company acts as a private equity fund investing in companies for investment purposes and to create strategic opportunities for Nationwide.
Nationwide Mutual Capital I, LLC*	Delaware		The business of the company is to achieve long term capital appreciation through a portfolio of primarily domestic equity investments in financial service and related companies.
Nationwide Mutual Fire Insurance Company	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Mutual Insurance Company*	Ohio		The company engages in a general insurance and reinsurance business, except life insurance.
Nationwide Private Equity Fund, LLC	Ohio		The company invests in private equity funds.
Nationwide Properties, Ltd.	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investments.
Nationwide Property and Casualty Insurance Company	Ohio		The company engages in a general insurance business, except life insurance.
Nationwide Property Protection Services, LLC	Ohio		The company provides alarm systems and security guard services.
Nationwide Provident Holding Company*	Pennsylvania		The company is a holding company for non-insurance subsidiaries.
Nationwide Realty Investors, Ltd.*	Ohio		The company is engaged in the business of developing, owning and operating real estate and real estate investment.
Nationwide Retirement Solutions, Inc.*	Delaware		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Arizona	Arizona		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Inc. of Ohio	Ohio		The company provides retirement products, marketing and education and administration to public employees.
Nationwide Retirement Solutions, Inc. of Texas	Texas		The company markets and administers deferred compensation plans for public employees.
Nationwide Retirement Solutions, Insurance Agency, Inc.	Massachusetts		The company markets and administers deferred compensation plans for public employees.
Nationwide Securities, Inc.*	Ohio		The company is a registered broker-dealer and provides investment management and administrative services.
Nationwide Services Company, LLC	Ohio		The company performs shared services functions for the Nationwide organization.
Nationwide Services Sp. Zo.o.	Poland		The company provides services to Nationwide Global Holdings, Inc. in Poland.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Nationwide Trust Company, FSB	United States		This is a federal savings bank chartered by the Office of Thrift Supervision in the United States Department of the Treasury to exercise custody and fiduciary powers.
Nationwide UK Holding Company, Limited*	England and Wales
The company is a holding company for a group engaged in the management of pension fund assets, unit trusts and other collective investment schemes, hedge funds, investment trusts and portfolios for corporate clients.

Newhouse Capital Partners, LLC	Delaware		The company invests in financial services companies that specialize in e-commerce and promote distribution of financial services.
Newhouse Special Situations Fund I, LLC	Delaware
The company owns and manages contributed securities in order to achieve long-term capital appreciation from the contributed securities and through investments in a portfolio of other equity investments in financial service and other related companies.

NF Reinsurance Ltd.*	Bermuda		The company serves as a captive reinsurer for Nationwide Life Insurance Company’s universal life, term life and annuity business.
NFS Distributors, Inc.	Delaware		The company acts primarily as a holding company for Nationwide Financial Services, Inc.'s distribution companies.
NGH Luxembourg S.a.r.L.*	Luxembourg		The company acts primarily as a holding company for the European operations of Nationwide Global Holdings, Inc.
NGH Netherlands B.V.	Netherlands		The company acts as a holding company for other Nationwide overseas companies.
NGH UK, Ltd.*	United Kingdom		The company functions as a support company for other Nationwide overseas companies.
North Front Pass-Through Trust	Delaware		The trust issued and sold $4,000,000 aggregate face amount of CSN Pass-Through Securities to certain unrelated Initial Purchasers.
NorthPointe Capital LLC	Delaware		The company acts as a registered investment advisor.
PanEuroLife*	Luxembourg		The company provides individual life insurance, primarily in the United Kingdom, Belgium and France.
Pension Associates, Inc.	Wisconsin		The company provides pension plan administration and record keeping services, and pension plan and compensation consulting.
Premier Agency, Inc.	Iowa		This company is an insurance agency.
Provestco, Inc.	Delaware		The company serves as a general partner in certain real estate limited partnerships invested in by Nationwide Life Insurance Company of America.
Quick Sure Auto Agency, Inc.	Texas		The company is an insurance agency and operates as an employee agent "storefront" for Titan Insurance Services.
RCMD Financial Services, Inc.	Delaware		The company is a holding company.
Registered Investment Advisors Services, Inc.	Texas		The company facilitates third-party money management services for plan providers.
Retention Alternatives, Ltd. *	Bermuda		The company is a captive insurer and writes first dollar insurance policies in workers’ compensation, general liability and automobile liability for its affiliates in the United States.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Riverview International Group, Inc.	Delaware		The company is a holding company for Gartmore Riverview I, LLC.
RP&C International, Inc.	Ohio		The company is an investment-banking firm that provides specialist advisory services and innovative financial solutions to public and private companies internationally.
Scottsdale Indemnity Company	Ohio		The company is engaged in a general insurance business, except life insurance.
Scottsdale Insurance Company	Ohio		The company primarily provides excess and surplus lines of property and casualty insurance.
Scottsdale Surplus Lines Insurance Company	Arizona		The company provides excess and surplus lines coverage on a non-admitted basis.
Siam Ar-Na-Khet Company Limited	Thailand		The company is a holding company.
TBG Advisory Services Corporation (d.b.a. TBG Advisors)	California		The company is an investment advisor.
TBG Aviation, LLC	California		The company holds an investment in a leased airplane and maintains an operating agreement with Flight Options.
TBG Danco Insurance Company	California		The corporation provides life insurance and individual executive estate planning.
TBG Financial & Insurance Services Corporation*	California
The company consults with corporate clients and financial institutions on the development and implementation of proprietary and/or private placement insurance products for the financing of executive benefit programs and individual executive's estate planning requirements. As a broker dealer, TBG Financial & Insurance Services Corporation provides access to institutional insurance investment products.

TBG Financial & Insurance Services Corporation of Hawaii	Hawaii		The corporation consults with corporate clients and financial institutions on the development and implementation of proprietary, private placement and institutional insurance products.
TBG Insurance Services Corporation*	Delaware		The company markets and administers executive benefit plans.
THI Holdings (Delaware), Inc.*	Delaware		The company acts as a holding company for certain subsidiaries of the Nationwide group of companies.
The 401(k) Companies, Inc.	Texas		The company acts as a holding company for certain subsidiaries of the Nationwide group of companies.
The 401(k) Company	Texas		The company is a third-party administrator providing record-keeping services for 401(k) plans.
Titan Auto Agency, Inc. (d.b.a. Arlans Agency)	Michigan		The company is an insurance agency that primarily sells non-standard automobile insurance for Titan Insurance Company in Michigan.
Titan Auto Insurance of Pennsylvania, Inc.	Pennsylvania		The company is an insurance agency that operates as an employee agent "storefront" for Titan Indemnity Company in Pennsylvania. The company is currently inactive.
Titan Auto Insurance of New Mexico, Inc.	New Mexico		The company is an insurance agency that operates as an employee agent "storefront" for Titan Indemnity Company in New Mexico.

COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
Titan Holdings Service Corporation	Texas		The company acts as a holding company specifically for Titan corporate employees.
Titan Indemnity Company	Texas		The company is a multi-line insurance company and is operating primarily as a property and casualty insurance company.
Titan Insurance Company	Michigan		This is a property and casualty insurance company.
Titan Insurance Services, Inc.	Texas		The company is a Texas grandfathered managing general agency.
Titan National Auto Call Center, Inc.	Texas		The company is licensed as an insurance agency that operates as an employee agent "call center" for Titan Indemnity Company.
VertBois, SA*	Luxembourg		The company acts as a real property holding company.
Veterinary Pet Insurance Company*	California		The company provides pet insurance.
Victoria Automobile Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Financial Corporation	Delaware		The company acts as a holding company specifically for corporate employees of the Victoria group of companies.
Victoria Fire & Casualty Company	Ohio		The company is a property and casualty insurance company.
Victoria Insurance Agency, Inc.	Ohio		The company is an insurance agency that acts as a broker for independent agents appointed with the Victoria companies in the State of Ohio.
Victoria National Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Select Insurance Company	Ohio		The company is a property and casualty insurance company.
Victoria Specialty Insurance Company	Ohio		The company is a property and casualty insurance company.
VPI Services, Inc.	California		The company operates as a nationwide pet registry service for holders of Veterinary Pet Insurance Company policies, including pet indemnification and lost pet recovery program.
Washington Square Administrative Services, Inc.	Pennsylvania		The company provides administrative services to Nationwide Life and Annuity Company of America.
Western Heritage Insurance Company	Arizona		The company underwrites excess and surplus lines of property and casualty insurance.
Whitehall Holdings, Inc.	Texas		The company acts as a holding company for the Titan group of agencies.
W.I. of Florida (d.b.a. Titan Auto Insurance)	Florida		The company is an insurance agency and operates as an employee agent "storefront" for Titan Indemnity Company in Florida.
William J. Lynch and Associates, Inc.	California		The company specializes in the analysis and funding of corporate benefit liabilities.

	COMPANY	STATE/COUNTRY OF ORGANIZATION	NO. VOTING SECURITIES (see attached chart unless otherwise indicated)	PRINCIPAL BUSINESS
*	MFS Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Multi-Flex Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-A	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-B	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-C	Ohio		Issuer of Annuity Contracts
*	Nationwide VA Separate Account-D	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-II	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-3	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-4	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-5	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-6	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-7	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-8	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-9	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-10	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-11	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-12	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-13	Ohio		Issuer of Annuity Contracts
*	Nationwide Variable Account-14	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-15	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-16	Ohio		Issuer of Annuity Contracts
	Nationwide Variable Account-17	Ohio		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account 1	Pennsylvania		Issuer of Annuity Contracts
*	Nationwide Provident VA Separate Account A	Delaware		Issuer of Annuity Contracts
	Nationwide VL Separate Account-A	Ohio		Issuer of Life Insurance Policies
	Nationwide VL Separate Account-B	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-C	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-D	Ohio		Issuer of Life Insurance Policies
*	Nationwide VL Separate Account-G	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-2	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-3	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-4	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-5	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-6	Ohio		Issuer of Life Insurance Policies
*	Nationwide VLI Separate Account-7	Ohio		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account 1	Pennsylvania		Issuer of Life Insurance Policies
*	Nationwide Provident VLI Separate Account A	Delaware		Issuer of Life Insurance Policies

Item 29. Indemnification

Ohio's General Corporation Law expressly authorizes and Nationwide’s Amended and Restated Code of Regulations provides for indemnification by Nationwide of any person who, because such person is or was a director, officer or employee of Nationwide was or is a party; or is threatened to be made a party to:

o	any threatened, pending or completed civil action, suit or proceeding;

o	any threatened, pending or completed criminal action, suit or proceeding;

o	any threatened, pending or completed administrative action or proceeding;

o	any threatened, pending or completed investigative action or proceeding;

The indemnification will be for actual and reasonable expenses, including attorney's fees, judgments, fines and amounts paid in settlement by such person in connection with such action, suit or proceeding, to the extent and under the circumstances permitted by the Ohio's General Corporation Law.

Nationwide has been informed that in the opinion of the Securities and Exchange Commission the indemnification of directors, officers or persons controlling Nationwide for liabilities arising under the Securities Act of 1933 ("Act") is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities is asserted by a director, officer or controlling person in connection with the securities being registered, the registrant will submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act. Nationwide and the directors, officers and/or controlling persons will be governed by the final adjudication of such issue. Nationwide will not be required to seek the court’s determination if, in the opinion of Nationwide’s counsel, the matter has been settled by controlling precedent.

However, the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding is permitted.

Item 30. Principal Underwriter

(a) Nationwide Investment Services Corporation ("NISC") serves as principal underwriter and general distributor for the following separate investment accounts of Nationwide or its affiliates:

Multi-Flex Variable Account	Nationwide VL Separate Account-C
Nationwide Variable Account	Nationwide VL Separate Account-D
Nationwide Variable Account-II	Nationwide VL Separate Account-G
Nationwide Variable Account-4	Nationwide VLI Separate Account-2
Nationwide Variable Account-5	Nationwide VLI Separate Account-3
Nationwide Variable Account-6	Nationwide VLI Separate Account-4
Nationwide Variable Account-7	Nationwide VLI Separate Account-6
Nationwide Variable Account-8	Nationwide VLI Separate Account-7
Nationwide Variable Account-9
Nationwide Variable Account-10
Nationwide Variable Account-11
Nationwide Variable Account-13
Nationwide Variable Account-14
Nationwide VA Separate Account-A
Nationwide VA Separate Account-B
Nationwide VA Separate Account-C

(b) Directors and Officers of NISC:

Chairman of the Board and Director	Mark D. Phelan
President	Rhodes B. Baker
Senior Vice President	William G. Goslee, Jr.
Vice President	Karen R. Colvin
Vice President	Scott A. Englehart
Vice President	Charles E. Riley
Vice President	Trey Rouse
Vice President and Assistant Secretary	Thomas E. Barnes
Vice President-Compliance Officer	Barbara J. Shane
Associate Vice President and Secretary	Glenn W. Soden
Assistant Treasurer	E. Gary Berndt
Director	James D. Benson
Director	Keith I. Millner

The business address of the Directors and Officers of Nationwide Investment Services Corporation is:
One Nationwide Plaza, Columbus, Ohio 43215

(c)
Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemption or Annuitization	Brokerage Commissions	Compensation
Nationwide Investment Services Corporation	N/A	N/A	N/A	N/A

Item 31. Location of Accounts and Records

Timothy G. Frommeyer
Nationwide Life Insurance Company
One Nationwide Plaza
Columbus, OH 43215

Item 32. Management Services

Not Applicable

Item 33.  Fee Representation

Nationwide represents that the fees and charges deducted under the contract in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred and risks assumed by Nationwide.

SIGNATURES

As required by the Securities Act of 1933, and the Investment Company Act of 1940, the Registrant, NATIONWIDE VLI SEPARATE ACCOUNT-6, certifies that it meets the requirements of the Securities Act Rule 485(b) for effectiveness of this Registration Statement and has caused this Registration Statement to be signed on its behalf in the City of Columbus, and State of Ohio, on this 13th day of July, 2006.

NATIONWIDE VLI SEPARATE ACCOUNT-6
(Registrant)

NATIONWIDE LIFE INSURANCE COMPANY
(Depositor)

By: /s/ STEVEN R. SAVINI
Steven R. Savini.

As required by the Securities Act of 1933, the Registration Statement has been signed by the following persons in the capacities indicated on this 13th day of July, 2006.

W. G. JURGENSEN
W. G. Jurgensen, Director and Chief Executive Officer
ARDEN L. SHISLER
Arden L. Shisler, Chairman of the Board
JOSEPH A. ALUTTO
Joseph A. Alutto, Director
JAMES G. BROCKSMITH, JR.
James G. Brocksmith, Jr., Director
KEITH W. ECKEL
Keith W. Eckel, Director
LYDIA M. MARSHALL
Lydia M. Marshall, Director
DONALD L. MCWHORTER
Donald L. McWhorter, Director
MARTHA JAMES MILLER DE LOMBERA
Martha James Miller de Lombera, Director
DAVID O. MILLER
David O. Miller, Director
JAMES F. PATTERSON
James F. Patterson, Director
GERALD D. PROTHRO
Gerald D. Prothro, Director
ALEX SHUMATE
Alex Shumate, Director
By /s/ STEVEN R. SAVINI
Steven R. Savini
Attorney-in-Fact